           THE UNIVERSAL INSTITUTIONAL FUNDS, INC.








                    ASIAN EQUITY PORTFOLIO







                        ANNUAL REPORT
                      DECEMBER 31, 2000

           THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ASIAN EQUITY PORTFOLIO

                     INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
--------------------------------------------------------------------------------

[PIE CHART]

                                        %
China/Hong Kong                       47.6
Singapore                             18.2
South Korea                           18.0
Taiwan                                15.1
Malaysia                               5.3
Thailand                               2.9
Philippines                            0.6
Indonesia                              0.4
Other                                 -8.1
                                     100.0

TOP FIVE HOLDINGS

                                                           PERCENT OF
SECURITY                                COUNTRY            NET ASSETS
--------                                -------            ----------
Hutchison Whampoa Ltd.              China / Hong Kong        12.9%
China Mobile (Hong Kong) Ltd.       China / Hong Kong         8.2
Samsung Electronics Co.             South Korea               5.3
Sun Hung Kai Properties Ltd.        China / Hong Kong         3.6
SK Telecom Co., Ltd.                South Korea               3.6

TOP FIVE SECTORS

                                          VALUE         PERCENT OF
SECTOR                                    (000)         NET ASSETS
------                                    -----         ----------
Financials                                $3,074         39.9%
Information Technology                     1,872         24.3
Telecommunication Services                 1,396         18.1
Industrials                                  816         10.6
Consumer Discretionary                       590          7.7


PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX
--------------------------------------------------------------------------------

                                      TOTAL RETURNS(2)
                             -----------------------------------
                                ONE           AVERAGE ANNUAL
                                YEAR        SINCE INCEPTION(3)
                             ---------    ----------------------
PORTFOLIO ...............     -44.38%            -15.33%

INDEX(1) ................     -36.80             -15.11

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes China Indonesia, Hong Kong, the Philippines, South Korea, Singapore, Taiwan and Thailand.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on March 3, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                Portfolio      Index
   3/3/97*       10,000       10,000
 12/31/97         5,648        5,373
 12/31/98         5,284        4,976
 12/31/99         9,501        7,932
 12/31/00         5,284        5,340

* Commencement of operations


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -44.38% compared to -36.80% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the period from inception on March 3, 1997 through December 31, 2000, the Portfolio had an average annual total return of -15.33% compared to -15.11% for the Index.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

Asian equities were the worst performers in the emerging markets asset class for the year. As earnings growth peaked in the middle of the year, growth-oriented markets like Taiwan, South Korea and Thailand were the worst performers in the year. Markets like Hong Kong and Singapore heavily weighted with interest rate sensitive and defensive utility stocks, were the best performing markets.

The Korean market tracked the technology heavy NASDAQ market down in the fourth quarter, falling by over 20%. Domestic investor confidence was extremely low because of delays in corporate restructuring, a slowing economy and an illiquid bond market with most funds trapped in bank deposits. Issues surrounding the restructuring of two large business conglomerates, Daewoo and Hyundai were not being addressed quickly enough. However, towards the end of the year the government announced a series of positive measures including the much anticipated 40 trillion won in public funds for financial sector restructuring, forming a second bond stabilization fund. The government also came up with a list of non-viable companies to be either shut down or rehabilitated. In the last two weeks of the year, announcements were made with respect to the consolidation of the banking sector, including the merger of the two largest retail-oriented banks in Korea - Housing and Commercial Bank and Kookmin Bank. This consolidation in the banking industry is likely to drive down deposit rates and stimulate liquidity in the financial markets. We have been adding incrementally to our positions in the well-capitalized banks in Korea and sold out of government-owned undercapitalized banks like Hanvit Bank.

Hong Kong was the best performing large market in the region for the fourth quarter and in the year 2000. Hong Kong has been regarded as a relative safe haven by investors given that it is likely to benefit from falling U.S. interest rates as well as the recovery in domestic Chinese demand. Since the U.S. Federal Reserve shifted to an easing bias in December, we are likely to see an easing of interest rates of at least 150 basis points through 2001. U.S. interest rates are key in Hong Kong given the currency board system, and declining real interest rates are likely to keep market sentiment buoyant. However, declining interest rates have been well anticipated and most investors seem to be overweight the Hong Kong market. Institutional liquidity is hemmed into interest rate sensitive stocks and big cap names like Hang Seng Bank and Sun Hun Kai Properties are looking fairly expensive. We have a significant underweight position in both these names, though we continue to be overweight Cheung Kong. Although Cheung Kong's property business accounts for only 20% of its net asset value, the company is a major developer in the Hong Kong residential market. Cheung Kong owns the second largest residential land bank located mainly in urban areas. The physical property market continues to be sluggish and the Hong Kong government has not abandoned its policy of increasing housing supply to boost home ownership. We are cautious on residential property sector stocks.

The Taiwan market declined by over 20% in the fourth quarter, with market sentiment heavily dampened by prospects of a slowdown in growth in the technology sector. Taiwan's internal political and financial problems continued to make headline news as the opposition parties lobbied for the impeachment of DPP president Chen. Retail ownership of equities declined dramatically in the quarter. Selling was mainly triggered by deterioration of technology companies' earnings prospects, political paralysis on the nuclear power plant issue and problem loans in the banking system. MSCI's decision to keep Taiwan's weighting at 80% was another technical negative for the market.

The first sign that technology sector fundamentals were turning negative began to emerge in the third quarter of 2000 as the "back-to-school" PC demand failed to materialize. The sector where earnings are at the biggest risk due to demand slowdown is the capital-intensive semiconductor sector. Hence, we reduced our exposure to the semiconductor foundry sector by moving to an underweight position on Taiwan Semiconductor Manufacturing Co. (TSMC) and United Microelectronics Corp. (UMC) during the fourth quarter. However, we continue to maintain a long-term positive view on the strong secular growth in the foundry industry underpinned by outsourcing. Foundry stocks continue to remain among our top holdings. Going forward, the Portfolio expects to be overweight technology stocks in Taiwan but more defensively focused, with higher allocation to companies with a low fixed cost structure and lower operating leverage. In addition, we are optimistic about companies which are increasing production capacities in mainland China and benefiting from lower costs. As Taiwan frees up restrictions on capital investment in China, we believe companies like Hon Hai Precision, Delta Electronics and Compal Electronics are likely to strongly benefit.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)


China has been one of the top performing markets in Asia over the last twelve months, but the market gave up a lot of ground in the last quarter of 2000. Two wireless telecom stocks, China Mobile and China Unicom, led the market decline, as telecom operators were de-rated globally. We continue to like the macro story in China, as growth in China is likely to outpace the rest of Asia in 2001. China remains the prominent Asian economy with the most robust domestic demand story, which makes it relatively insulated from a global slowdown. However, retail sales have started to slow down in November and December. The export sector is vulnerable to a U.S.-led global slowdown, and the government is likely to implement stimulatory monetary and fiscal policies in an attempt to boost domestic consumption.

Singapore was relatively flat in the fourth quarter, thereby being one of the best performing markets in the region. Investors found a safe haven among the more liquid financial stocks in Singapore, against a backdrop of heavy profit warnings from technology sector stocks in the U.S. Singapore continues to follow policies of steady and systematic structural reforms which we think should eventually boost the return on equity for listed government-linked corporations. However, Singapore is heavily geared to growth of electronics exports, and fears of a global electronics slowdown heavily impacted the semiconductor and contract manufacturing stocks. Although we reduced our weightings in the semiconductor sector, we continue to have a long-term positive view on secular growth prospects for well managed electronic manufacturing services companies like Venture Manufacturing and Omni Industries.

Malaysia continues to be the country where we are most underweight. As inflation began to increase towards the end of 2000, foreign exchange reserves for Malaysia continued to trend downwards. Anticipating a slowdown in the economy over the next twelve months, the government introduced various pump-priming measures in the 2001 budget. However, the expansionary fiscal measures are unlikely to have an immediate impact on the economy and earnings' risks are still on the downside. Despite the robust economy, non-performing loans in the banking system have started to rise again, underlining the failure to carry out corporate restructuring. Foreign direct investment is disappointing, mainly due to growing political concerns.

The Indian stock market fared much better than other East Asian markets. In the fourth quarter, we saw a lot of rotation back into old economy stocks as fears grew over possible earnings disappointments in the richly valued software sector. We continue to believe in the long term outsourcing-led growth for the IT services sector in India. Declines of over 20% in December of India's leading software stocks leave them reasonably valued relative to growth. We have added to stocks like Infosys during recent declines. In India, government policy will be an important factor for the market in the next few quarters as India's privatization program, which has been slow moving so far, is now approaching a critical stage. The government has lined up some of India's leading public sector names for strategic disinvestment and the outcome of this will greatly influence investing sentiment. Liquidity in the Indian market is abundant on the back of a successful issue of dollar-denominated bonds to non-resident Indians that raised U.S.$5.5 billion, taking India's foreign reserves to almost U.S.$40 billion. Although industrial production in India has been slowing down and the macro-economic outlook looks uninspiring, the economy seems to remain insulated from a possible U.S.-led global slowdown as exports play a minor role in the economy.

Asian stock markets in recent times continue to trade off developments in the U.S. Most of the V-shaped recovery in Asian markets was driven by exports, largely in the information technology sectors, to Europe and the U.S. The dramatic collapse of the NASDAQ markets has raised fears that U.S. spending on information technology will collapse. This is likely to have grim implications for export-led economies in Asia like Taiwan, Malaysia, and even South Korea. We are likely to see substantial monetary easing by the U.S. Federal Reserve (perhaps over 150 basis points) in the year 2001 in their efforts to prevent a recession and trigger a soft landing. We think U.S. growth rates however, will still be uninspiring and that declining rates may not lead to a sharp recovery in U.S. markets. Despite this, emerging and Asian markets that are much cheaper relative to even lowered growth prospects are likely to be beneficiaries of lower U.S. rates.

January 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000

                                                                        VALUE
  SHARES                                                                (000)
--------------------------------------------------------------------------------
  COMMON STOCKS (107.8%)
    CHINA/HONG KONG (47.6%)
      16,500   Asia Satellite Telecommunications Holdings ...........    $     34
      12,000   ASM Pacific Technology Ltd. ..........................          17
      76,000   Cathay Pacific Airways ...............................         140
      19,000   Cheung Kong Holdings Ltd. ............................         243
      50,000   China Merchants Holdings International Co., Ltd. ....           36
     115,000   China Mobile (Hong Kong) Ltd. ........................         628
     232,000   China Petroleum & Chemical Corp. .....................          37
      42,000   China Unicom Ltd. ....................................          64
      20,000   Citic Pacific Ltd. ...................................          71
      61,000   Cosco Pacific Ltd. ...................................          47
       4,500   Dao Heng Bank Group Ltd. .............................          26
     107,000   Great Wall Technology Co., Ltd. ......................          35
       5,800   Hang Seng Bank Ltd. ..................................          78
       6,000   Henderson Land Development Co., Ltd. ................           31
      69,700   Hong Kong & China Gas Co., Ltd. ......................         102
      11,000   Hong Kong Land Holdings Ltd. .........................          24
      79,819   Hutchison Whampoa Ltd. ...............................         995
      56,000   Johnson Electric Holdings ............................          86
     104,000   Legend Holdings Ltd. .................................          65
      77,200   Li & Fung Ltd. .......................................         141
  (a)100,016   Pacific Century Cyberworks Ltd. ......................          65
      82,000   Petrochina Co., Ltd. .................................          14
      15,100   Smartone Telecommunications Holdings Ltd. ............          22
      28,000   Sun Hung Kai Properties Ltd. .........................         279
  (a)500,000   Sun Television Cybernetworks Holdings Ltd. ...........          12
      28,467   Swire Pacific Ltd., Class a ..........................         205
   (a)42,000   Tcl International Holdings Ltd. ......................          10
      21,100   Television Broadcasts Ltd. ...........................         111
   (a)78,000   Timeless Software Ltd. ...............................          10
      15,000   Wharf Holdings .......................................          37
                                                                         --------
                                                                            3,665
                                                                         --------

    INDONESIA (0.4%)
      21,500   Gudang Garam .........................................          29
                                                                         --------
    MALAYSIA (5.3%)
       6,000   British American Tobacco (Malaysia) Bhd ..............          55
      15,000   Carlsberg Brewery Malaysia Bhd .......................          43
       9,000   Commerce Asset Holding Bhd ...........................          19
   (a)31,000   Digi.com Bhd .........................................          40
      18,800   Malayan Banking Bhd ..................................          67
       7,000   Malaysian Pacific Industries Bhd .....................          29
      25,000   Public Bank Bhd ......................................          19
      14,000   Resorts World Bhd ....................................          22
      10,000   Tanjong Plc ..........................................          19
      19,000   Telekom Malaysia Bhd .................................          57
      14,000   Tenaga Nasional Bhd ..................................          43
                                                                         --------
                                                                              413
                                                                         --------

    PHILIPPINES (0.6%)
     219,500   Ayala Land, Inc. .....................................          24
     203,500   Sm Prime Holdings, Inc. ..............................          23
                                                                         --------
                                                                               47
                                                                         --------

    SINGAPORE (18.2%)
   (a)21,000   Capitaland Ltd. ......................................    $     36
   (a)24,000   Chartered Semiconductor Ltd. .........................          66
       9,000   City Developments Ltd. ...............................          42
       8,400   Datacraft Asia Ltd. ..................................          40
      22,276   Dbs Group Holdings Ltd. ..............................         252
      24,000   Keppel Corp., Ltd. ...................................          47
   (a)55,000   Neptune Orient Lines .................................          43
      41,000   Omni Industries Ltd. .................................          60
      18,150   Oversea-Chinese Banking Corp. (Foreign) ..............         135
      13,982   Overseas Union Bank Ltd. .............................          65
   (a)24,000   Pacific Century Region Developments Ltd. .............          12
      12,000   Sembcorp Logistics Ltd. ..............................          67
      54,000   Sia Engineering Co., Ltd. ............................          42
      21,000   Singapore Airlines Ltd. ..............................         208
       7,900   Singapore Press Holdings Ltd. ........................         117
      12,000   United Overseas Bank .................................          90
      11,700   Venture Manufacturing Ltd. ...........................          78
                                                                         --------
                                                                            1,400
                                                                         --------

    SOUTH KOREA (17.7%)
         660   Cheil Communications, Inc. ...........................          32
         570   CJ39 Shopping Corp. ...................................          6
    (a)2,770   Communication Network Interface, Inc. ................           5
       4,637   H&CB .................................................         105
    (a)4,030   Humax Co., Ltd. ......................................          33
   (a)10,811   Hyundai Electronics Industries Co. ...................          34
       1,780   Hyundai Motor Co., Ltd. ..............................          17
       5,086   Kookmin Bank .........................................          60
       1,530   Korea Electric Power Corp. ...........................          29
       3,180   Korea Electric Power Corp. ADR .......................          33
          90   Korea Telecom Corp. ..................................           5
       4,150   Korea Telecom Corp. ADR ..............................         129
      (a)520   Korea Telecom Freetel ................................          13
         490   LG Home Shopping, Inc. ...............................          11
       3,350   Pohang Iron & Steel Co., Ltd. ADR ....................          52
    (a)1,170   Samsung Electro-mechanics Co. ........................          32
       3,068   Samsung Electronics Co. ..............................         383
       8,790   Shinhan Bank Co., Ltd. ...............................          72
         320   SK Telecom Co., Ltd. .................................          64
       9,070   SK Telecom Co., Ltd. ADR .............................         214
       4,050   Telson Electronics Co., Ltd. .........................          17
       1,320   Tong Yang Confectionery Co. ..........................          18
                                                                         --------
                                                                            1,364
                                                                         --------

    TAIWAN (15.1%)
   (a)26,695   Advanced Semiconductor Engineering, Inc. .............          18
       8,100   Advantech Co., Ltd. ..................................          26
       6,460   Ambit Microsystems Corp. .............................          27
    (a)2,000   ASE Test Ltd. ........................................          17
      19,098   Asustek Computer, Inc. ...............................          57
   (a)44,020   China Trust Commercial Bank ..........................          26
      39,839   Compal Electronics ...................................          54
      24,000   Delta Electronics, Inc. ..............................          75
      37,022   Far Eastern Textile Ltd. .............................          26


    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000


                                                                        VALUE
  SHARES                                                                (000)
--------------------------------------------------------------------------------
    (a)1,300   Gigamedia Ltd. .......................................    $      4
      22,376   Hon Hai Precision Industry ...........................         114
   (a)33,600   Macronix International Co., Ltd. .....................          40
      32,417   Nan Ya Plastic Corp. .................................          36
   (a)42,000   Powerchip Semiconductor Corp. ........................          21
      12,188   President Chain Store Corp. ..........................          32
    (a)9,592   Pro Mos Technologies, Inc. ...........................           8
      14,000   Quanta Computer, Inc. ................................          37
    (a)4,000   Realtek Semiconductor Corp. ..........................          11
   (a)73,765   Siliconware Precision Industries Co. .................          41
   (a)53,284   Taishin International Bank ...........................          22
   (a)98,484   Taiwan Semiconductor Manufacturing Co. ...............         236
      26,000   Uni-President Enterprises Co. ........................          17
   (a)97,000   United Microelectronics Corp., Ltd. ..................         141
   (a)42,300   Winbond Electronics Corp. ............................          41
   (a)37,000   Yageo Corp. ..........................................          29
       4,000   Zinwell Corp. ........................................           6
                                                                         --------
                                                                            1,162
                                                                         --------

  THAILAND (2.9%)
    (a)5,500   Advanced Info Service PCL (Foreign) ..................          53
       6,500   BEC World PCL (Foreign) ..............................          33
    (b)3,546   Delta Electronics (Thailand) PCL (Foreign) ...........          16
(a)(b)86,500   Golden Land Property Development PCL (Foreign) .......           8
       7,000   Hana Microelectronics PCL ............................          15
   (a)15,033   Siam City Cement PCL (Foreign) .......................          43
   (a)61,100   Thai Farmers Bank PCL (Foreign) ......................          30
   (a)10,000   Total Access Communication PCL .......................          27
                                                                         --------
                                                                              225
                                                                         --------
TOTAL COMMON STOCKS (COST $11,107) ..................................       8,305
                                                                         --------

PREFERRED STOCK (0.3%)
  SOUTH KOREA (0.3%)
         460   Samsung Electronics Co.(COST $69) ....................          25
                                                                         --------
TOTAL FOREIGN SECURITIES (108.1%) (COST $11,176)                            8,330
                                                                         --------

   FACE
  AMOUNT
  (000)
-----------------
SHORT-TERM INVESTMENT (26.9%)
  REPURCHASE AGREEMENT (26.9%)
(c)$   2,070   Chase Securities, Inc., 5.60%, dated 12/29/00,
               due 01/02/01 (COST $2,070) ...........................       2,070
                                                                         --------

FOREIGN CURRENCY (0.3%)
HKD       92   Hong Kong Dollar .....................................          12
IDR    9,138   Indonesian Rupiah ....................................           1
MYR       15   Malaysian Ringgit ....................................           4
SGD        3   Singapore Dollar .....................................           1
TWD       30   Taiwan Dollar ........................................           1
                                                                         --------
  TOTAL FOREIGN CURRENCY (COST $19) .................................          19
                                                                         --------

                                                                           VALUE
                                                                           (000)
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (135.3%) (COST $13,265)                                 $10,419
                                                                          -------
OTHER ASSETS (0.6%)
  Cash ...................................................    $    32
  Due from Adviser .......................................         10
  Dividends Receivable ...................................          5
  Interest Receivable ....................................          1          48
                                                              -------
LIABILITIES (-35.9%)
  Payable for Portfolio Shares Redeemed ..................     (1,758)
  Payable for Investments Purchased ......................       (930)
  Custodian Fees Payable .................................        (30)
  Professional Fees Payable ..............................        (14)
  administrative Fees Payable ............................         (6)
  Other Liabilities ......................................        (27)     (2,765)
                                                              -------     -------
NET ASSETS (100%) ...................................................     $ 7,702
                                                                          =======
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 1,941,395 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ......................     $  3.97
                                                                          =======
NET ASSETS CONSIST OF:
Paid-in Capital .....................................................     $11,752
Distributions in Excess of Net Investment Income ....................         (13)
Distributions in Excess of Net Realized Gain ........................      (1,191)
Unrealized Depreciation on Investments and
  Foreign Currency Translations .....................................      (2,846)
                                                                          -------
NET ASSETS ..........................................................     $ 7,702
                                                                          =======

--------------------------------------------------------------------------------

(a)    -- Non-income producing security
(b) -- Securities were valued at fair value - see note A-1 to the financial statements.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR    -- American Depositary Receipt
PCL    -- Public Company Limited


             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                         VALUE            % OF NET
SECTOR CLASSIFICATION                    (000)             ASSETS
---------------------                    -----            --------
Financials                               3,074              39.9%
Information Technology                   1,872              24.3
Telecommunication Services               1,396              18.1
Industrials                                816              10.6
Consumer Discretionary                     590               7.7
Utilities                                  206               2.7
Consumer Staples                           195               2.5
Materials                                  131               1.7
Energy                                      50               0.6
                                        ------             -----
Total Foreign Securities                $8,330             108.1%
                                        ======             =====


    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                      YEAR ENDED
                                                                                                               DECEMBER 31, 2000
                                                                                                                           (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                             $    169
  Interest                                                                                                                    94
  Less: Foreign Taxes Withheld                                                                                               (14)
                                                                                                                        --------
    Total Income                                                                                                             249
                                                                                                                        --------
EXPENSES:
  Investment Advisory Fees                                                                                                   112
  Less: Fees Waived                                                                                                         (112)
                                                                                                                        --------
  Net Investment Advisory Fees                                                                                                --
  Custodian Fees                                                                                                             140
  Shareholder Reporting                                                                                                       65
  Administrative Fees                                                                                                         49
  Professional Fees                                                                                                           31
  Interest Expense                                                                                                            11
  Foreign Tax Expense                                                                                                          8
  Directors' Fees and Expenses                                                                                                 1
  Other                                                                                                                        2
  Expenses Reimbursed by Adviser                                                                                            (119)
                                                                                                                        --------
    Net Expenses                                                                                                             188
                                                                                                                        --------
NET INVESTMENT INCOME                                                                                                         61
                                                                                                                        --------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                           449
  Foreign Currency Transactions                                                                                              (45)
                                                                                                                        --------
    Net Realized Gain                                                                                                        404
                                                                                                                        --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                             (5,980)
  Foreign Currency Translations                                                                                                1
                                                                                                                        --------
  Change in Unrealized Appreciation/Depreciation                                                                          (5,979)
                                                                                                                        --------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                      (5,575)
                                                                                                                        --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    $ (5,514)
                                                                                                                        ========
--------------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED            YEAR ENDED
                                                                                         DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                                     (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                          $      61              $     57
  Net Realized Gain                                                                                    404                 8,408
  Change in Unrealized Appreciation/Depreciation                                                    (5,979)                2,180
                                                                                                 ---------              --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                   (5,514)               10,645
                                                                                                 ---------              --------
DISTRIBUTIONS
  Net Investment Income                                                                                (14)                  (57)
  In Excess of Net Investment Income                                                                   (13)                  (29)
  Net Realized Gain                                                                                 (1,770)                   --
  In Excess of Net Realized Gain                                                                    (1,190)                   --
                                                                                                 ---------              --------
  Total Distributions                                                                               (2,987)                  (86)
                                                                                                 ---------              --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       129,221                61,037
  Distributions Reinvested                                                                           2,989                    85
  Redeemed                                                                                        (133,125)              (67,067)
  Net Decrease in Net Assets Resulting from Capital Share Transactions                                (915)               (5,945)
                                                                                                 ---------              --------
  Total Increase (Decrease) in Net Assets                                                           (9,416)                4,614
                                                                                                 ---------              --------
NET ASSETS:
  Beginning of Period                                                                               17,118                12,504
                                                                                                 ---------              --------
  End of Period (including distributions in excess of net investment income of $13
   and $2, respectively)                                                                         $   7,702              $ 17,118
                                                                                                 =========              ========
--------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                               18,381                 8,451
    Shares Issued on Distributions Reinvested                                                          577                    10
    Shares Redeemed                                                                                (18,847)               (9,021)
                                                                                                 ---------              --------
    Net Increase (Decrease) in Capital Shares Outstanding                                              111                  (560)
                                                                                                 =========              ========
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                                                                            PERIOD FROM
                                                                                                           MARCH 3, 1997*
                                                           2000             1999             1998       TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  9.35          $  5.23          $  5.64            $ 10.00
                                                         -------          -------          -------            -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                    0.03             0.03             0.05               0.01
   Net Realized and Unrealized Gain (Loss)                 (3.90)            4.14            (0.42)             (4.36)
                                                         -------          -------          -------            -------
     Total from Investment Operations                      (3.87)            4.17            (0.37)             (4.35)
                                                         -------          -------          -------            -------
DISTRIBUTIONS
   Net Investment Income                                   (0.01)           (0.03)           (0.04)             (0.01)
   In Excess of Net Investment Income                      (0.00)+          (0.02)              --                 --
   Net Realized Gain                                       (0.88)              --               --                 --
   In Excess of Net Realized Gain                          (0.62)              --               --                 --
                                                         -------          -------          -------            -------
     Total Distributions                                   (1.51)           (0.05)           (0.04)             (0.01)
                                                         -------          -------          -------            -------
NET ASSET VALUE, END OF PERIOD                           $  3.97          $  9.35          $  5.23            $  5.64
                                                         =======          =======          =======            =======
TOTAL RETURN                                              (44.38)%          79.81%           (6.45)%           (43.52)%
                                                         =======          =======          =======            =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                        $ 7,702          $17,118          $12,504            $12,571
Ratio of Expenses to Average Net Assets                     1.33%            1.27%            1.21%              1.35%**
Ratio of Expenses to Average Net Assets Excluding
   Interest Expense and Foreign Tax Expense                 1.20%            1.20%            1.20%              1.20%**
Ratio of Net Investment Income to Average Net Assets        0.44%            0.32%            1.14%              0.32%**
Portfolio Turnover Rate                                      166%             190%             121%               130%
------------------
Effect of Voluntary Expense Limitation During the
   Period:
   Per Share Benefit to Net Investment Income            $  0.12          $  0.19          $  0.07            $  0.07
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                           2.97%            3.03%            2.80%              3.10%**
   Net Investment Loss to Average Net Assets               (1.20)%          (1.43)%          (0.45)%            (1.43)%**
--------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.


    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Asian Equity Portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan).

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles, may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                FROM
                                  FIRST         $500           MORE
                                  $500       MILLION TO        THAN
PORTFOLIO                        MILLION     $1 BILLION     $1 BILLION
---------                        -------     ----------     ----------
Asian Equity .................    0.80%         0.75%          0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds") maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                    NET
    COST      APPRECIATION     DEPRECIATION     DEPRECIATION
   (000)         (000)            (000)            (000)
  --------    ------------     ------------     ------------
  $ 14,172        $90            $(3,862)        $(3,772)

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $21,303,000 and $22,822,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000. During the year ended December 31, 2000, the portfolio incurred $31,717 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post-October currency losses of $15,000 and post-October capital losses of $264,000.

At December 31, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Asian Equity Portfolio

We have audited the accompanying statement of net assets of the Asian Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from March 3, 1997 (commencement of operations) to December 31, 1997, were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asian Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                            /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)


For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $1,707,000.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw,
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT


Stefanie V. Chang
VICE PRESIDENT


James A. Gallo
VICE PRESIDENT


Arthur J. Lev
VICE PRESIDENT


Richard J. Shoch
VICE PRESIDENT


Joseph P. Stadler
VICE PRESIDENT


Mary E. Mullin
SECRETARY


Belinda A. Brady
TREASURER


Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


--------------------------------------------------------------------------------
THE REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

           THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



               EMERGING MARKETS DEBT PORTFOLIO







                       ANNUAL REPORT
                     DECEMBER 31, 2000

              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                  EMERGING MARKETS DEBT PORTFOLIO

                       INVESTMENT OVERVIEW




COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]


Mexico                    (22.9%)
Brazil                    (18.7%)
Argentina                 (11.7%)
Russia                    (11.5%)
Venezuela                  (4.3%)
South Korea                (3.8%)
Bulgaria                   (3.7%)
Colombia                   (2.3%)
Algeria                    (1.9%)
Philippines                (1.8%)
Other                     (17.4%)
                         --------
                          100.0%




COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE GRAPH]

          J.P. Morgan         Emerging            J.P. Morgan
          Emerging Markets    Markets             Emerging Markets
Date      Bond Plus Index     Debt Portfolio      Bond Global Index
 6/16/97*  $10,000            $10,000             $10,000
12/31/97   $10,182            $10,076             $10,110
12/30/98   $ 8,721            $ 7,216             $ 8,943
12/31/99   $10,986            $ 9,335             $11,105
12/31/00   $12,706            $10,399             $12,706

* Commencement of operations

  In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.





PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND PLUS INDEX AND J.P.
MORGAN EMERGING MARKETS BOND GLOBAL INDEX


                              TOTAL RETURNS(3)
                        ---------------------------
                         ONE         AVERAGE ANNUAL
                         YEAR    SINCE INCEPTION(4)
                        ------   ------------------
PORTFOLIO.........      11.39%         1.11%

EMERGING MARKETS
BOND PLUS INDEX(1)      15.66          7.00

EMERGING MARKETS
BOND GLOBAL INDEX(2)    14.41          6.99


1. The J.P Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady Bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments outstanding and includes Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.

2. The J.P. Morgan Emerging Markets Bond Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for 27 emerging market countries.

3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

4. Commenced operations on June 16, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 11.39% compared to 14.41% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index") and 15.66% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from inception on June 16, 1997 through December 31, 2000, the Portfolio had an average annual total return of 1.11% compared to 6.99% for the Index and 7.00% for the J.P Morgan Emerging Markets Bond Plus Index.


[SIDENOTE]


CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATIOIN. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURIITES MENTIONED.

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                  EMERGING MARKETS DEBT PORTFOLIO

                    INVESTMENT OVERVIEW (CONT.)



Relative to other non-Treasury sectors, the Portfolio performed quite well in 2000. The vast majority of the positive performance was the result of higher yields. Price appreciation was minimal during the year, as yield spreads ended the year roughly unchanged from a year ago.

Overweights in Russia and Jordan, underweights in Argentina, Korea, and Nigeria, and security selection in Turkey all helped Portfolio returns. Portfolio returns were hurt by overweights in Colombia, Peru, and Philippines, all credits whose asset prices tumbled following unexpected political surprises.

There were four recurring emerging markets debt (EMD) themes last year. Perhaps the most important was the culmination of EMD's "healing" from 1997-98's Asian and Russian traumas. Many countries benefited from orthodox policy initiatives put in place as the result of crises past. Fears that global investors would eschew the asset class proved exaggerated and the year actually saw capital inflows into EMD. Volatility declined as investors' comfort level improved, helping EMD weather what was otherwise a turbulent year in international capital markets.

The high price of oil and other commodities was 2000's second theme, with higher oil prices hurting importers and helping exporters. Luckily for the asset class, oil exporters are well-represented within the EMD universe. Not surprisingly, Russian, Algerian, Mexican, and Venezuelan issues outperformed most other credits.

Liability management was the year's third theme. Many sovereigns engaged in bond exchanges. Some, such as Brazil and Mexico, entered into those from a position of strength, using these operations to extend maturities and reduce funding costs. Others occurred as a result of sovereigns curing previous defaults (e.g., Ecuador, Russia, and Pakistan).

The year's final theme was a growing concern regarding Argentina and Turkey. Not coincidentally, both countries have inflexible (and overvalued) exchange rates and large fiscal imbalances. Uncertainties surrounding both credits continue to cast a shadow over the entire asset class, thereby justifying an underweight in both countries within the Portfolio.

As we enter 2001, our largest overweights are in Mexico, Colombia and Bulgaria. While the situation in both Argentina and Turkey will remain a source of concern, there are more reasons for us to be optimistic about the entire EMD area in the new year.

January 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS DEBT PORTFOLIO

                          STATEMENTS OF NET ASSETS
                             DECEMBER 31, 2000



   FACE
  AMOUNT                                                                       VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------

DEBT INSTRUMENTS (90.5%)
  ALGERIA (1.9%)
    SOVEREIGN (1.9%)
U.S.$               869              Republic of Algeria, Loan
                                     Agreement, Tranche 1, 7.188%,
                                     3/31/10 ..............................    $  728

                    375              Republic of Algeria, Loan
                                     Agreement, Tranche 3, 7.188%,
                                     3/31/10 ..............................       289
                                                                               --------
                                                                                1,017
                                                                               --------
  ARGENTINA (11.7%)
    CORPORATE (0.1%)

                  (a)50              Cablevision S.A., 13.75%, 5/1/09 .....        37
                                                                               --------
    SOVEREIGN (11.6%)
                    800              Republic of Argentina, Discount
                                     Bond, Series L-GL, 7.563%, 3/31/23 ..        613

                    460              Republic of Argentina, Global
                                     Bond, 10.25%, 7/21/30 ...............        382

                    360              Republic of Argentina, Global
                                     Bond, 11.75%, 6/15/15 ...............        327

                    200              Republic of Argentina, Global
                                     Bond, Series BGL5, 11.375%, 1/30/17 .        179

                  2,844              Republic of Argentina, Global
                                     Bond, Series L, (Floating Rate),
                                     (Bearer), 7.625%, 3/31/05 ...........      2,587

               (b)3,100              Republic of Argentina, Par Bond,
                                     6.00%, 3/31/23 ......................      2,151
                                                                               --------
                                                                                6,239
                                                                               ========
                                                                                6,276
                                                                               --------
  BRAZIL (18.7%)
    CORPORATE (1.1%)

                    600              Banco Nacional de Desenvolvimento
                                     Economic e Social, (Registered),
                                     11.714%, 6/16/08 ....................        561
                                                                               --------
    SOVEREIGN (17.6%)

                 (b)800              Federative Republic of Brazil,
                                     6.00%, 4/15/24 ......................        555

                  1,800              Federative Republic of Brazil,
                                     11.625%, 4/15/04 .....................     1,870

                  1,350              Federative Republic of Brazil,
                                     12.25%, 3/6/30 .......................     1,253

                  1,002              Federative Republic of Brazil,
                                     14.50%, 10/15/09 .....................     1,106

                  3,602              Federative Republic of Brazil, C
                                     Bond, PIK, 8.00%, 4/15/14 ............     2,790

                  1,993              Federative Republic of Brazil,
                                     Series EI-L, (Floating Rate),
                                     7.625%, 4/15/06 ......................     1,859
                                                                               --------
                                                                                9,433
                                                                               ========
                                                                                9,994
                                                                               --------
  BULGARIA (3.7%)
    SOVEREIGN (3.7%)
U.S.$            (b)800              Republic of Bulgaria, 3.00%,
                                     7/28/12 ............................    $    596

                  1,180              Republic of Bulgaria, Discount
                                     Bond, Series A, (Floating Rate),
                                     7.75%, 7/28/24 .....................         903

                    600              Republic of Bulgaria, PDI Bond,
                                     (Floating Rate), 7.75%, 7/28/11 ....         453
                                                                               --------
                                                                                1,952
                                                                               --------
  COLOMBIA (2.3%)
    CORPORATE (0.5%)

                 (b)350              Occidente y Caribe Cellular,
                                     Series B, 0.00%, 3/15/04 ...........         262
                                                                               --------
    SOVEREIGN (1.8%)

                    350              Republic of Colombia, Global
                                     Bond, 9.75%, 4/23/09 ................        295

                    750              Republic of Colombia, Global
                                     Bond, 11.75%, 2/25/20 ...............        645
                                                                               --------
                                                                                  940
                                                                               ========
                                                                                1,202
                                                                               --------
  INDONESIA (1.3%)
    CORPORATE (1.3%)

                    160              Indah Kiat International Finance,
                                     Series B, 11.875%, 6/15/02 .........         108

                    780              Tjiwi Kimia International BV,
                                     Global Bond, 13.25%, 8/1/01 ........         608
                                                                               --------
                                                                                  716
                                                                               --------
  IVORY COAST (0.1%)
    SOVEREIGN (0.1%)

        (a)(b)(c)(d)650              Ivory Coast, Series US-1,
                                     (Floating Rate),2.00%, 3/29/18 ......         78
                                                                               --------
  MALAYSIA (1.7%)
    CORPORATE (1.7%)

                 (a)900              TM Global, Inc., 8.00%, 12/7/10 ....         918
                                                                               --------
  MEXICO (22.9%)
    CORPORATE (3.7%)

                 (a)250              Grupo Iusacell S.A. de CV,
                                     14.25%, 12/1/06 ....................         247

                    700              Petroleos Mexicanos, Yankee Bond,
                                     9.50%, 9/15/27 .....................         723

                 (a)650              Pemex Project, 9.125%, 10/13/10 ....         646

                 (a)400              TV Azteca S.A., Series B, 10.50%,
                                     2/15/07 ............................         378
                                                                               --------
                                                                                1,994
                                                                               --------
    SOVEREIGN (19.2%)

                    250              United Mexican States, Discount
                                     Bond, Series A, (Floating Rate),
                                     7.533%, 12/31/19 ...................         249

                  4,400              United Mexican States, Discount
                                     Bond, Series D, (Floating Rate),
                                     7.413%, 12/31/19 ...................       4,378

                     50              United Mexican States, Global
                                     Bond, 11.50%, 5/15/26 ...............         61


       The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS DEBT PORTFOLIO

                          STATEMENTS OF NET ASSETS (CONT.)
                             DECEMBER 31, 2000



   FACE
  AMOUNT                                                                       VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
  MEXICO (CONT.)
    SOVEREIGN (CONT.)
U.S.$
                    700              United Mexican States, Par Bond,
                                     Series W-A 6.25%, 12/31/19 .........      $  637


                  3,250              United Mexican States, Par Bond,
                                     Series W-B, 6.25%, 12/31/19 ........       2,957

                    500              United Mexican States, Series A,
                                     9.875%, 2/1/10 .....................         538

                  1,300              United Mexican States, Series XW,
                                     10.375%, 2/17/09 ...................       1,425
                                                                               --------
                                                                               10,245
                                                                               ========
                                                                               12,239
                                                                               --------
  MOROCCO (1.0%)
    SOVEREIGN (1.0%)

                    630              Kingdom of Morocco, Reconstruction &
                                     Consolidation Agreement, Series A,
                                     (Floating Rate), 7.563%, 1/1/09 ....         547
                                                                               --------
  PANAMA (0.8%)
    SOVEREIGN (0.8%)

                    300              Republic of Panama, Global Bond,
                                     10.75%, 5/15/20 ....................         296

                    169              Republic of Panama, PDI,
                                     (Floating Rate), 7.75%, 7/17/16 ....         129
                                                                               --------
                                                                                  425
                                                                               --------
  PERU (0.9%)
    SOVEREIGN (0.9%)

                 (b)775              Republic of Peru, Front Loaded
                                     Interest Reduction Bond,
                                     (Floating Rate), 3.75%, 3/7/17 .....         455
                                                                               --------
  PHILIPPINES (1.8%)
    CORPORATE (0.3%)

           (a)(c)(d)500              Bayan Telecommunications, 13.50%,
                                     7/15/06 ............................         160
                                                                               --------
    SOVEREIGN (1.5%)

                    990              Republic of Philippines, Global
                                     Bond, 10.625%, 3/16/25 .............         817
                                                                               --------
                                                                                  977
                                                                               --------
  POLAND (0.9%)
    CORPORATE (0.9%)

                    300              Netia Holdings, Series B,
                                     13.125%, 6/15/09 ...................         244

                    220              PTC International Finance II
                                     Poltel, 11.25%, 12/1/09 ............         215
                                                                               --------
                                                                                  459
                                                                               --------
  RUSSIA (11.5%)
    SOVEREIGN (11.5%)

            (a)(b)1,800              Russian Federation, 2.50%,
                                     3/31/30 ............................         675

            (a)(b)6,040              Russian Federation, 2.50%,
                                     3/31/30 ............................       2,265

               (a)2,355              Russian Federation, 8.25%,
                                     3/31/10 ............................       1,475

                    350              Russian Federation, 10.00%,
                                     6/26/07 ............................         257

U.S.$             1,800              Russian Federation, (Registered),
                                     12.75%, 6/24/28 ....................     $ 1,496
                                                                               --------
                                                                                6,168
                                                                               --------
  SOUTH KOREA (3.8%)
    SOVEREIGN (3.8%)

                  1,900              Republic of South Korea, Global
                                     Bond, 8.875%, 4/15/08 ..............       2,058
                                                                               --------
  TURKEY (0.7%)
    CORPORATE (0.7%)

                 (a)400              Cellco Finance, 15.00%, 8/1/05 .....         390
                                                                               --------
  UKRAINE (0.5%)
    SOVEREIGN (0.5%)

                    400              Republic of Ukraine, (Registered),
                                     11.00%, 3/15/07 ....................         281
                                                                               --------
  VENEZUELA (4.3%)
    SOVEREIGN (4.3%)

                  1,167              Republic of Venezuela, Debt Conversion
                                     Bond, Series DL, (Floating Rate),
                                     7.375%, 12/18/07 ...................         942

                    600              Republic of Venezuela, Global
                                     Bond, 9.25%, 9/15/27 ...............         390

                 1,300               Republic of Venezuela, Series
                                     W-A, 6.75%, 3/31/20 ................         973
                                                                               --------
                                                                                2,305
                                                                               --------
TOTAL DEBT INSTRUMENTS (COST $49,244) ...................................      48,457
                                                                               --------

  No. of
 Warrants
----------
WARRANTS (0.0%)
  COLOMBIA (0.0%)


            (a)(c)5,970              Occidente y Caribe, expiring
                                     3/15/04 (COST $4) ..................           4
                                                                               --------


   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (14.3%)
  UNITED STATES (14.3%)
    REPURCHASE AGREEMENT (14.3%)
(e)u.s.$          7,652              Chase Securities, Inc., 5.60%,
                                     dated 12/29/00, due 1/02/01
                                     (COST $7,652) ......................       7,652
                                                                               --------


        The accompanying notes are an integral part of the financial statements

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS DEBT PORTFOLIO

                          STATEMENTS OF NET ASSETS (CONT.)
                             DECEMBER 31, 2000


                                                                                           VALUE
                                                                                           (000)
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.8%) (COST $56,900) .............................                  $56,113
                                                                                         -------
OTHER ASSETS (2.7%)
  Interest Receivable ...................................................   $ 1,087
  Receivable for Portfolio Shares Sold ..................................       365
  Other .................................................................         1        1,453
                                                                            -------
LIABILITIES (7.5%)
  Payable for Investments Purchased ........................................ (3,639)
  Bank Overdraft Payable ...................................................   (203)
  Investment Advisory Fees Payable .........................................    (65)
  Payable for Foreign Taxes ................................................    (16)
  Professional Fees Payable ................................................    (16)
  Administrative Fees Payable ..............................................    (12)
  Custodian Fees Payable ...................................................    (11)
  Payable for Portfolio Shares Redeemed ....................................     (9)
  Other Liabilities ........................................................    (69)      (4,040)
                                                                            -------      -------
NET ASSETS (100%)                                                                        $53,526
                                                                                         =======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,746,253 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ..........................................             $  6.91
                                                                                         =======
NET ASSETS CONSIST OF:
Paid-In Capital ............................................................             $64,109
Distributions in Excess of Net Investment Income ...........................                  (8)
Accumulated Net Realized Loss ..............................................              (9,772)
Unrealized Depreciation On Investments and Foreign Currency
  Translations (Net of deferred foreign taxes of $16) ......................                (803)
                                                                                         -------
NET ASSETS .................................................................             $53,526
                                                                                         =======
------------------------------------------------------------------------------------------------

(a) -- 144A Security -- certain conditions for public sale may exist.
(b) -- Step Bond -- coupon rate increases in increments to maturity; rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity date.
(c) -- Non-income producing security.
(d) -- Security is in default.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
PDI -- Past Due Interest
PIK -- Payment-in-Kind -- Income may be paid in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at December 31, 2000.

        The accompanying notes are an integral part of the financial statements

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                            STATEMENTS OF OPERATIONS


                                                                                               YEAR ENDED
                                                                                        DECEMBER 31, 2000
                                                                                                    (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                        $ 6,662
  Less: Foreign Taxes Withheld                                                                       (124)
                                                                                                  -------
    Total Income                                                                                    6,538
                                                                                                  -------
EXPENSES:
  Investment Advisory Fees                                                                            357
  Less: Fees Waived                                                                                   (94)
                                                                                                  -------
  Net Investment Advisory Fees                                                                        263
  Administrative Fees                                                                                 121
  Shareholder Reporting                                                                               110
  Custodian Fees                                                                                       45
  Interest Expense                                                                                     44
  Professional Fees                                                                                    35
  Directors' Fees and Expenses                                                                          2
  Other                                                                                                 7
                                                                                                  -------
    Net Expenses                                                                                      627
                                                                                                  -------
NET INVESTMENT INCOME                                                                               5,911
                                                                                                  -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold (net of foreign taxes withheld of $5)                                            1,354
  Foreign Currency Transactions                                                                      (491)
                                                                                                  -------
    Net Realized Gain                                                                                 863
                                                                                                  -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                      (2,688)
  Foreign Currency Translations                                                                        23
                                                                                                  -------
    Change in Unrealized Appreciation/Depreciation                                                 (2,665)
                                                                                                  -------
  Net Realized Gain and Change in Unrealized Appreciation/Depreciation                             (1,802)
                                                                                                  -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $4,109
                                                                                                  =======
---------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                          YEAR ENDED            YEAR ENDED
                                                                   DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                               (000)                 (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                     $  5,911              $  3,899
  Net Realized Gain                                                              863                   756
  Change in Unrealized Appreciation/Depreciation                              (2,665)                2,710
                                                                            --------              --------
  Net Increase in Net Assets Resulting from Operations                         4,109                 7,365
                                                                            --------              --------
DISTRIBUTIONS
  Net Investment Income                                                       (5,415)               (3,847)
  In Excess of Net Investment Income                                             (14)                   (4)
                                                                            --------              --------
  Total Distributions                                                         (5,429)               (3,851)
                                                                            --------              --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                 108,480                68,819
  Distributions Reinvested                                                     4,894                 3,199
  Redeemed                                                                   (90,086)              (68,906)
                                                                            --------              --------
  Net Increase in Net Assets Resulting from Capital Share Transactions        23,288                 3,112
                                                                            --------              --------
  Total Increase in Net Assets                                                21,968                 6,626
NET ASSETS:
  Beginning of Period                                                         31,558                24,932
                                                                            --------              --------
  End of Period (including distributions in excess of net investment
    income of $8 and $4, respectively)                                      $ 53,526              $ 31,558
                                                                            ========              ========
-----------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                         14,633                10,196
    Shares Issued on Distributions Reinvested                                    708                   473
    Shares Redeemed                                                          (12,165)              (10,189)
                                                                            --------              --------
    Net Increase in Capital Shares Outstanding                                 3,176                   480
                                                                            ========              ========
-----------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

                              FINANCIAL HIGHLIGHTS


                                                                       YEAR ENDED DECEMBER 31,                 PERIOD FROM
                                                            ------------------------------------------        JUNE 16, 1997*
                                                                 2000          1999          1998          TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  6.91       $  6.10       $  9.67                  $ 10.00
                                                               -------       -------       -------                  -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                          0.85          0.97          0.85                     0.28
   Net Realized and Unrealized Gain (Loss)                       (0.06)         0.80         (3.60)                   (0.22)
                                                               -------       -------       -------                  -------
     Total from Investment Operations                             0.79          1.77         (2.75)                    0.06
                                                               -------       -------       -------                  -------
DISTRIBUTIONS
   Net Investment Income                                         (0.79)        (0.96)        (0.82)                   (0.27)
   In Excess of Net Investment Income                            (0.00)+       (0.00)+          --                       --
   Net Realized Gain                                                --            --            --                    (0.02)
   In Excess of Net Realized Gain                                   --            --            --                    (0.10)
                                                               -------       -------       -------                  -------
     Total Distributions                                         (0.79)        (0.96)        (0.82)                   (0.39)
                                                               -------       -------       -------                  -------
NET ASSET VALUE, END OF PERIOD                                    6.91          6.91          6.10                     9.67
                                                               =======       =======       =======                  =======
TOTAL RETURN                                                     11.39%        29.37%       (28.38)%                   0.76%
                                                               =======       =======       =======                  =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                              $53,526       $31,558       $24,932                  $26,378

Ratio of Expenses to Average Net Assets                           1.40%         1.43%         1.52%                    1.35%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                1.30%         1.30%         1.30%                    1.30%**
Ratio of Net Investment Income to Average Net Assets             13.20%        13.79%        10.94%                    8.10%**
Portfolio Turnover Rate                                            469%          396%          449%                     173%
-----------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                   $  0.01       $  0.03       $  0.04                  $  0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                  1.61%         1.78%         2.05%                    2.06%**
  Net Investment Income to Average Net Assets                    12.99%        13.43%        10.41%                    7.39%**
-------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.

        The accompanying notes are an integral part of the financial statements

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts and the timing of the deductibility of certain foreign taxes.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:



                                           FROM
                              FIRST        $500         MORE
                              $500      MILLION TO      THAN
PORTFOLIO                    MILLION    $1 BILLION   $1 BILLION
---------                    -------    ----------   ----------
Emerging Markets Debt         0.80%        0.75%        0.70%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement,

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                    NET
   COST      APPRECIATION     DEPRECIATION      DEPRECIATION
  (000)         (000)            (000)             (000)
--------     ------------     ------------      ------------
$57,538         $520            ($1,945)          $(1,425)



For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $210,546,000 and $189,548,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $8,870,000 of which $7,367,000 will expire on December 31, 2006 and $1,503,000 will expire on December 31, 2007. During the year ended December 31, 2000, the Portfolio utlilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,347,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $259,000.

At December 31, 2000, the net assets of the Portfolio were substantially comprised of foreign securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at certain times the Portfolio's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -

Emerging Markets Debt Portfolio

We have audited the accompanying statement of net assets of the Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from June 16, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
         Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited; Managing
         Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw,
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO PLEASE VISIT OUR WEBSITE AT www.msdw.com/im

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


                        EMERGING MARKETS EQUITY PORTFOLIO



                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]

Other              (16.9%)
Brazil             (14.4%)
South Korea        (14.4%)
Israel             (11.4%)
Mexico             (10.4%)
Taiwan              (8.8%)
China/Hong Kong     (7.3%)
India               (7.1%)
South Africa        (4.5%)
Russia              (2.6%)
Turkey              (2.2%)


TOP FIVE HOLDINGS

                                                            PERCENT OF
SECURITY                                COUNTRY             NET ASSETS
-------                                 -------             ----------
Samsung Electronics                     South Korea            4.1%
Telmex                                  Mexico                 4.0
China Mobile (Hong Kong) Ltd.           China / Hong Kong      3.7
Korea Telecom Corp.                     South Korea            2.9
Teva Pharmaceutical Industries Ltd.     Israel                 2.9



TOP FIVE SECTORS

                                 VALUE     PERCENT OF
SECTOR                           (000)     NET ASSETS
------                          -------    ----------
Telecommunication Services      $46,546      28.8%
Information Technology           40,918      25.3
Financials                       17,057      10.6
Energy                            7,974       4.9
Materials                         7,856       4.9


PERFORMANCE COMPARED TO MSCI
EMERGING MARKETS FREE INDEX AND IFC
GLOBAL TOTAL RETURN COMPOSITE INDEX

                       TOTAL RETURNS(3)
                   ---------------------------
                       ONE    AVERAGE ANNUAL
                       YEAR  SINCE INCEPTION(4)
                   --------- -----------------
Portfolio          -39.21%    -2.80%
MSCI Index(1)      -30.57     -6.38
IFC Index(2)       -28.77     -6.05



(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

(2) The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa.

(3) Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

(4)  Commenced operations on October 1, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE GRAPH]

                      IFC Global                            MSCI Emerging
                     Total Return       Emerging Markets      Markets
Date               Composite Index      Equity Portfolio     Free Index
-----             ------------------   -----------------  ---------------
10/1/96*             $10,000               $10,000            $10,000
12/31/96               9,811                 9,797              9,905
12/31/97               8,384                 9,648              8,756
12/31/98               8,617                 7,451              6,537
12/31/99              10,765                14,580             10,878
12/31/2000             7,668                 8,864              7,553

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.


The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -39.21% compared to -30.57% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and -28.77% for the IFC Global Total Return Composite Index (the"IFC Index"). For the period from inception on October 1, 1996 through December 31, 2000, the Portfolio had an average annual total return of -2.80% compared with -6.38% for the MSCI Index and -6.05% for the IFC Index.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW
 ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

Overall, stock selection detracted from performance and country allocation contributed positively. Stock selection in India, China, South Korea, Taiwan, Greece, Israel and Turkey detracted from performance. Equity selection in Brazil added to performance. Our overweight positions in China (MSCI Index return, - 30.5%), Israel (+27.8%), coupled with our underweight stance in Greece (-41.6%), Taiwan (-44.9%) and Thailand (-56.3%) added to relative performance. Our overweight position in South Korea (-49.6%), Russia (-30.0%) and Egypt (-43.7%) coupled with our underweight stance in Chile (-15.1%), and South Africa (-17.2%) detracted from relative performance.

The emerging markets fared poorly during 2000 as a difficult global environment overshadowed generally supportive fundamentals in the emerging markets. High levels of volatility in developed markets led to lower risk appetites globally further dampening already fragile sentiment. In addition to these global developments, heightened political and financial sector concerns in several major developing countries weighed on the markets. Many first quarter 2000 gains in the emerging markets were reversed during the second quarter, as positive macroeconomic and political developments within the emerging markets countries were overshadowed by heightened investor concerns over U.S. interest rates and the sharp NASDAQ declines in April. During the third quarter, the emerging markets were buffeted by global developments, namely the spike in oil prices, turmoil in the currency markets, and continued volatility in telecommunications and technology-related stocks. The emerging markets declined during the fourth quarter as they weathered a tenuous backdrop of concerns over a global growth slowdown, continued NASDAQ volatility, high oil prices, and prolonged uncertainty surrounding the U.S. presidential election.

Latin American markets declined during the fourth quarter, weighed down by a combination of ongoing concerns over Argentina's debt repayment capacity and a volatile global backdrop. Investor concerns over a U.S. economic slowdown, profit warnings, and a significant sell-off in the NASDAQ dampened sentiment. Latin American countries are particularly vulnerable to a deterioration in global liquidity which is needed to help finance fiscal deficits. However, there were also encouraging signs of political and macroeconomic improvements during the fourth quarter. Mexico's new administration comforted the market with the formation of a credible cabinet and sensible economic policy, while Brazil's government demonstrated continued fiscal discipline, and Chile showed signs of re-accelerating economic growth.

Brazilian equities declined, as they were hurt by Argentina's tumultuous political situation and a decreased global appetite for risk. However, positive macroeconomic signs-a declining jobless rate, increasing industrial production, and a higher-than-expected consolidated fiscal surplus-continued to emerge. During November, Spain's Banco Santander Central-Hispano (BSCH) paid 7.1 billion real (U.S.$3.6 billion) for a 30% stake in the Brazilian bank Banespa, a significant premium over the asking price. The transaction should bring significant inflows, supporting Brazil's currency and also helping to avoid further concentration among the country's top three largest local banks. At December's monthly meeting, Brazil's Monetary Policy Committee (COPOM) lowered benchmark interest rates by 75 basis points which was more than market expectations. Despite the central bank's continued neutral stance on monetary policy, we believe rates may be reduced further in the near term given a supportive macroeconomic backdrop.

Mexican equities also fell during the fourth quarter, weighed down by global market volatility coupled with Mexico's Central Bank tightening its monetary policy stance in November, citing inflationary pressures. Equities were buoyed earlier in the quarter by better-than-expected retail sales and overall supportive corporate earnings results. Private consumption reached its highest level in the last 30 years, and industrial production and manufacturing activity both increased in October. President-elect Vicente Fox named his cabinet members, generally perceived as market-friendly, at the end of November. He assumed presidency in December, in Mexico's first democratic transfer of power between political parties since 1929.

Asian markets, weighed down by both domestic and global factors, fared the worst of the emerging markets regions during 2000. Heightened political tensions and concerns over financial sector restructuring depressed market sentiment, particularly in northern Asia. In addition, fears of the impact of a global economic slowdown coupled with continued high volatility in technology stocks worldwide also dampened performance throughout the region. South Korean equities declined 27.1%, influenced by global volatility, concerns over chaebol restructuring and semiconductor companies' financial results. We are expecting to maintain our overweight position in South Korea, where we believe the corporate and banking sectors will successfully be restructured, benefiting the economy in the longer term.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)


In Taiwan, equities were pulled down by instability in the banking sector and concerns that the bellwether technology sector is facing a long-lived slowdown. On a more promising note, a mergers and acquisitions law relating to the banking sector was passed, setting the stage for potential consolidation in the future by putting key tax provisions in place. On the close of November 30, the adjustment factor for Taiwan's total market capitalization weight in the Morgan Stanley Capital International (MSCI) indices was increased from 65% to 80%.

Equities in China fell due to concerns over the negative impact on economic growth from a global growth slowdown, rising oil prices and heightened tensions in Taiwan. Economic growth prospects, however, remain vibrant and domestic demand currently continues to recover.

During 2000, Indian equities were dampened by high oil prices and the turmoil in technology-related stocks. However, during the fourth quarter, stocks were also supported by some surprising moves towards structural reform taken by the government, including the cabinet's approval of a plan to lower government holdings in state banks from 51% to 33% and talk of privatizing the national airline. A rally during November was broad based, including cement and public sector companies.

We are underweight the Emerging Europe, Middle East and Africa (EEMEA) regions. Israeli equities declined 15.3% during the fourth quarter, weighed down by continuing tensions in the Middle East and the volatility of technology stocks, yet were the best performing of the emerging markets for the twelve months ended December 31, 2000. Israel remains our largest overweight in the region, as we are attracted to exporters of technology-related products and services that remain extremely competitive, possess excellent management and are global leaders in their respective areas.

Despite positive trends such as growing foreign reserves, increased profitability of many major Russian companies, greater tax revenues and collections, and improved industrial production, Russian equities were negatively affected by global market volatility and decreasing investor appetites for risk.

We expect to maintain an underweight position in South Africa as we believe the pace of reform and privatization will likely slow and we do not foresee any significant moves towards addressing structural problems (such as the labor market) in the near future.

We remain optimistic regarding the long-term prospects, as we believe markets should ultimately benefit from the restructuring and reforms that are creating near-term pressures. Within Latin America, we believe equities in Brazil and Mexico present attractively valued investment opportunities that are enhanced by supportive macroeconomic backdrops. We believe emerging Asian markets should overcome the near-term challenges of restructuring and equities should benefit over the longer term. We are encouraged by the propensity for markets such as China and Taiwan to become increasingly integrated in global trade relationships. Within the EEMEA region, we continue to be attracted to the growth opportunities in Israel which are global leaders in niche product areas. We expect to maintain an underweight position in Greece, where expensive valuations already reflect much of the upside potential and Greece shall be leaving the MSCI emerging markets indices after May 31, 2001. South Africa will also likely remain underweighted as we are discouraged by the pace of reform and privatization nor do we foresee any significant moves towards addressing structural problems in the near future.

January 2001

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO

                          STATEMENT OF NET ASSETS
                             DECEMBER 31, 2000


                                                                           VALUE
SHARES                                                                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.1%)
  ARGENTINA (0.5%)


      (a)34,094  Acindar Industria Argentina de Aceros S.A ........     $       29
          3,190  BBVA Banco Frances S.A. ADR ......................             67
      (a)12,708  Galicia S.A ......................................            188
       (a)4,987  IRSA .............................................             82
         15,167  Siderar S.A ......................................             38
         24,050  Telecom Argentina ADR ............................            377
                                                                           -------
                                                                               781
                                                                           -------
BRAZIL (14.4%)

      4,642,000  Banco Itau S.A. (Preferred) ......................            440
     86,514,853  Brasil Telecom S.A ...............................            994
         14,131  Brasil Telecom S.A. ADR ..........................            834
      5,537,226  Celular CRT S.A ..................................          1,789
     21,263,436  CEMIG (Preferred) ................................            308
         10,717  CEMIG ADR ........................................            155
   (a)3,636,750  CRT (Preferred) ..................................          1,464
         58,302  CVRD (Preferred), Class A ........................          1,420
         10,333  CVRD ADR .........................................            254
      4,668,000  Eletrobras S.A ...................................             86
      2,505,000  Eletrobras S.A. (Preferred), Class B .............             46
          5,700  Eletrobras S.A. ADR ..............................             53
         25,100  Embraer S.A ......................................            998
     35,701,000  Embratel S.A. (Preferred) ........................            542
         85,720  Embratel S.A. ADR ................................          1,345
(a)(b)2,311,000  Lojas Arapua (Preferred) .........................             --@
 (a)(b)(c)1,305  Lojas Arapua (Preferred) ADR .....................             --@
      (a)39,701  Petrobras S.A. (Preferred) .......................            932
      (a)61,000  Petrobras S.A. ADR ...............................          1,540
      (a)15,495  Petrobras S.A. ADR (Preferred) ...................            364
     84,545,736  Tele Celular Sul S.A. (Preferred) ................            223
         10,281  Tele Celular Sul S.A. ADR ........................            269
     30,813,936  Tele Nordeste Celular S.A. (Preferred) ...........             63
          2,275  Tele Nordeste Celular S.A. ADR ...................             94
         26,222  Telebras ADR .....................................          1,911
     23,491,212  Telemar (Preferred) ..............................            506
         87,593  Telemar ADR ......................................          1,998
     72,510,036  Telemig Celular S.A. (Preferred) .................            220
          4,436  Telemig Celular S.A. ADR .........................            264
     64,733,321  Telesp Celular S.A. (Preferred) ..................            682
         36,709  Telesp Celular S.A. ADR ..........................            991
         74,322  Unibanco (Preferred) GDR .........................          2,188
         24,500  Votorantim Celulose e Papel S.A ..................            341
                                                                           -------
                                                                            23,314
                                                                           -------
CHILE (0.2%)

      (a)25,900  Telefonica CTC Chile ADR .........................            342
                                                                           -------
CHINA/HONG KONG (7.3%)

         88,000  Asia Satellite Telecom Holdings Ltd...............            183
         (a)220  Asiainfo Holdings, Inc............................              2
        653,000  China Merchants Holdings International Co., Ltd...            473
     (a)743,000  China Mobile (Hong Kong) Ltd......................          4,058
      (a)68,800  China Mobile (Hong Kong) Ltd. ADR.................          1,866



                                                                VALUE
SHARES                                                           (000)
-------------------------------------------------------------------------------

   1,622,000  China Petroleum & Chemical Corp ..........   $      258
  (a)102,000  China Unicom Ltd .........................          156
   (a)10,600  China Unicom Ltd. ADR ....................          156
     172,000  Citic Pacific Ltd ........................          610
     757,000  Cosco Pacific Ltd ........................          587
  (a)738,000  Founder Holdings Ltd .....................          206
   2,041,000  Great Wall Technology Co., Ltd ...........          667
     218,000  Guangdong Kelon Electrical
                 Holdings Co., Ltd .....................           36
   1,065,000  Legend Holdings Ltd ......................          669
   1,206,000  Nanjing Panda Electronics Co., Ltd .......          266
   (a)31,900  Netease.com, Inc. ADR ....................           98
   (a)23,300  Sohu.com, Inc ............................           55
(a)6,740,500  Sun Television Cybernetworks Holdings Ltd           157
(a)2,346,000  TCL International Holdings, Ltd ..........          536
(a)1,076,000  Timeless Software Ltd ....................          135
      18,783  Yanzhou Coal Mining Co. ADR ..............          260
     169,000  Yue Yuen Industrial Holdings Ltd .........          293
                                                              -------
                                                               11,727
                                                              -------
COLOMBIA (0.0%)

  (a)(b)2,66  Bancolombia S.A. (Preferred) ...............          1
                                                                -----
CZECH REPUBLIC (0.3%)

   (a)23,601  Cesky Telecom A.S ..........................       318
   (a)16,743  Cesky Telecom A.S. GDR .....................       228
                                                               -----
                                                                 546
                                                               -----
EGYPT (0.6%)

  (a)(b)4,07  Egypt Gas Co ...............................       126
   (a)43,694  Mobinil ....................................       848
                                                               -----
                                                                 974
                                                               -----
GREECE (1.3%)

       9,360  Alpha Bank A.E .............................       322
      14,670  Bank of Piraeus S.A ........................       233
       5,140  Commercial Bank of Greece S.A ..............       246
       2,615  EFG Eurobank Ergasias ......................        51
       5,600  Hellenic Telecommunication Organization S.A         84
     109,150  Hellenic Telecommunication Organization
                 S.A. ADR ................................       792
    (a)9,210  National Bank of Greece S.A ................       350
    (a)3,620  National Bank of Greece S.A. ADR ...........        26
                                                             -------
                                                               2,104
                                                             -------

HUNGARY (1.1%)

       3,072  Gedeon Richter Rt ..........................       182
      78,926  Matav Rt ...................................       328
      37,506  Matav Rt. ADR ..............................       766
       8,569  OTP Bank Rt ................................       482
                                                              ------
                                                               1,758
                                                              ------
INDIA (7.1%)

      39,050  Aptech Ltd .................................       314
     151,800  Bharat Heavy Electricals ...................       532
      70,500  BSES Ltd ...................................       299
       9,000  Cipla Ltd ..................................       201


   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000



                                                           VALUE
SHARES                                                     (000)
----------------------------------------------------------------

INDIA  (CONT.)
     111,664  Container Corp. of India Ltd ...........   $   404
     143,500  Dabur India Ltd ........................       208
      17,250  Dr. Reddy's Laboratories ...............       470
      28,700  HCL Technologies Ltd ...................       330
      18,595  Hero Honda Motors ......................       348
     129,000  Hindustan Lever Ltd ....................       570
      64,690  Housing Development Finance Corp., Ltd .       751
(b)(c)58,026  India-Info.com, Private Co., Ltd .......       155
     126,500  Indo Gulf Corp., Ltd ...................       118
      13,340  Infosys Technologies Ltd ...............     1,593
         200  Infosys Technologies Ltd. (Demat Shares)        25
      28,941  Lupin Laboratories Ltd .................       136
     133,500  Mahanagar Telephone Nigam Ltd ..........       512
      26,100  Mahanagar Telephone Nigam Ltd. GDR .....       207
(a)(d)35,500  Morgan Stanley Dean Witter India
                 Investment Fund, Inc ................       393
      14,700  NIIT Ltd ...............................       501
      61,000  Ranbaxy Laboratories Ltd ...............       879
     105,400  Reliance Industries Ltd ................       766
       5,500  Reliance Industries Ltd. GDR ...........        90
      91,500  Satyam Computer Services ...............       634
      32,750  Sterlite Industries (India) ............       108
      16,400  Sterlite Optical Technologies Ltd ......       291
   (c)15,750  Strides Arcolab Ltd ....................        56
    (a)3,300  Wipro Ltd. ADR .........................       165
      66,950  Zee Telefilms Ltd ......................       397
                                                        --------
                                                          11,453
                                                        --------
INDONESIA(0.6%)

     591,616  Gudang Garam Tbk .......................       795
  (a)955,900  Indah Kiat Pulp & Paper Corp. Tbk ......        81
      42,605  Telekomunikasi Indonesia ADR ...........       176
                                                        --------
                                                           1,052
                                                        --------
ISRAEL (11.4%)

   (a)27,466  Aladdin Knowledge Systems ..............       103
    (a)4,916  Amdocs Ltd .............................       326
   (a)47,600  Audiocodes Ltd .........................       645
       19,62  BATM Advanced Communications Ltd .......        32
   (a)40,123  BreezeCOM Ltd ..........................       574
   (a)12,100  Ceragon Networks Ltd ...................       146
   (a)26,358  Check Point Software Technologies Ltd ..     3,520
    (a)5,667  Comverse Technology, Inc ...............       616
     261,850  ECI Telecom Ltd ........................     3,662
   (a)60,021  Galileo Technology Ltd .................       810
       1,238  Gilat Satellite Networks Ltd ...........        32
   (a)11,800  Metalink Ltd ...........................       114
    (a)4,076  NICE Systems Ltd .......................       136
   (a)13,468  NICE Systems Ltd. ADR ..................       270
   (a)31,919  Optibase Ltd ............................       211
   (a)40,284  RADVision Ltd ..........................       496
   (a)46,161  RADWARE Ltd .............................      779
   (a)30,786  Tecnomatix Technologies Ltd .............     162
       7,950  Teva Pharmaceutical Industries Ltd ......     562


                                                              VALUE
SHARES                                                        (000)
-------------------------------------------------------------------
      56,631  Teva Pharmaceutical Industries Ltd. ADR     $    4,148
      45,332  TTI Team Telecom International Ltd ......          680
      21,833  Zoran Corp ..............................          338
                                                            --------
                                                              18,362
                                                            --------
MALAYSIA (2.1%)

      77,200  British American Tobacco (Malaysia) Bhd .          711
      87,000  Commerce Asset Holding Bhd ..............          186
  (a)228,000  Digi.com Bhd ............................          292
     208,200  Malayan Banking Bhd .....................          740
       53,00  Malaysian Pacific Industries Bhd ........          217
     103,000  Resorts World Bhd .......................          164
     199,000  Telekom Malaysia Bhd ....................          592
     155,000  Tenaga Nasional Bhd .....................          473
                                                            --------
                                                               3,375
                                                            --------
MEXICO (10.4%)

      227,22  Alfa S.A. de C.V., Class A ..............          305
(a)1,146,258  Banacci .................................        1,875
     179,017  Cemex S.A. CPO ..........................          647
      39,718  Cemex S.A. CPO ADR ......................          717
      25,390  FEMSA ADR ...............................          759
     286,541  FEMSA UBD ...............................          856
      18,695  GFB ADR .................................          207
   1,365,422  GFB, Class O ............................          756
   (a)31,450  Grupo Aeroportuario del Sureste S.A. ADR           523
   (a)95,000  Grupo Aeroportuario del Sureste S.A.,
                 Class B ..............................          153
   (a)80,814  Grupo Carso S.A. de C.V., Class A-1 .....          200
      45,800  Grupo Modelo S.A., Class C ..............          117
   (a)10,325  Grupo Sanborns S.A., Class B-1 ..........           14
   (a)37,743  Grupo Televisa S.A. GDR .................        1,696
     198,643  Kimberly-Clark de Mexico, Class A .......          550
   (a)16,200  Nueva Grupo Mexico S.A ..................           49
     141,699  Telmex ADR, Class L .....................        6,394
        2,10  Vitro S.A. ADR ..........................            5
  (a)300,721  Wal-Mart de Mexico ......................          598
    (a)6,494  Wal-Mart de Mexico ADR ..................          129
  (a)156,098  Wal-Mart de Mexico, Class C .............          287
                                                            --------
                                                              16,837
                                                            --------
POLAND (1.8%)

       8,309  Bank Polsa Kasa Opieki S.A ..............          126
       1,166  BRE Bank S.A ............................           37
   (a)23,936  Elektrim S.A ............................          293
         379  Powszechny Bank Kredytowy S.A ...........           10
     350,975  Telekomunikacja Polska S.A. GDR .........        2,395
       2,526  Wielkopolski Bank Kredytowy S.A .........           17
                                                            --------
                                                               2,878
                                                            --------
RUSSIA (2.6%)

      30,329  Lukoil Holding ADR .....................         1,122
      12,600  Lukoil Holding ADR (Preferred) .........           224
  (b)985,428  Mustcom ................................           137
      14,930  Rostelecom ADR .........................            78
     179,908  Surgutneftegaz ADR .....................         1,871
       7,690  Surgutneftegaz ADR (Preferred) .........            72

   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000



                                                          VALUE
SHARES                                                    (000)
---------------------------------------------------------------

RUSSIA (CONT.)
       77,364  Unified Energy Systems GDR .............   $    634
        7,110  Vimpel-Communications ADR ..............        106
                                                          --------
                                                             4,244
                                                          --------
SOUTH AFRICA  (4.5%)

       18,808  Anglo American PLC .....................        875
(a)(b)688,534  B.O.E. Corp. Ltd., Class N .............          1
       66,512  Bidvest Group Ltd ......................        401
       40,320  De Beers (Centenary Linked Unit) .......      1,066
        7,098  De Beers ADR ...........................        190
       57,816  Ellerine Holdings Ltd ..................        132
       63,200  Firstrand Ltd ..........................         70
        2,695  Impala Platinum Holdings Ltd ...........        137
       19,890  Liberty Life Association of Africa Ltd .        177
       137,80  M-Cell Ltd .............................        461
     (d)1,573  Morgan Stanley Dean Witter Africa
                  Investment Fund, Inc ................         12
       28,574  Nedcor Ltd .............................        646
      108,375  Remgro Ltd .............................        738
      273,500  Sanlam Ltd .............................        346
      131,283  Sasol Ltd ..............................        849
      131,669  South African Breweries PLC ............        924
      114,975  Venfin Ltd .............................        306
                                                          --------
                                                             7,331
                                                          --------
SOUTH KOREA (14.4%)

       11,170  Cheil Communications, Inc ..............        547
        6,920  CJ39 Shopping Corp .....................         77
    (a)48,070  Communication Network Interface, Inc ...         81
       60,450  H&CB ...................................      1,372
       36,730  Hana Bank ..............................        172
    (a)57,592  Humax Co., Ltd .........................        478
   (a)144,780  Hyundai Electronics Industries Co., Ltd         461
       32,860  Hyundai Motor Co. Ltd ..................        314
       75,907  Kookmin Bank ...........................        894
       32,050  Korea Electric Power Corp ..............        598
       32,036  Korea Electric Power Corp. ADR .........        328
       51,210  Korea Telecom Corp .....................      2,712
       66,060  Korea Telecom Corp. ADR ................      2,048
     (a)8,900  Korea Telecom Freetel ..................        231
       40,450  L.G. Securities Co .....................        189
        7,190  LG Home Shopping, Inc ..................        158
        3,702  Pohang Iron & Steel Co., Ltd ...........        224
    (a)25,886  Samsung Electro-Mechanics Co ...........        702
       49,801  Samsung Electronics ....................      6,220
        6,080  Samsung Electronics (Preferred) ........        332
       20,070  Samsung Securities Co ..................        368
       83,470  Shinhan Bank ...........................        686
       16,170  SK Telecom Co., Ltd ....................      3,234
       15,907  SK Telecom Co., Ltd. ADR ...............        375
       59,071  Telson Electronics Co., Ltd ............        253
       10,990  Tong Yang Confectionery Corp ...........        148
                                                          --------
                                                            23,202
                                                          --------



                                                                        VALUE
SHARES                                                                  (000)
-------------------------------------------------------------------------------
  TAIWAN (8.8%)

    (a)375,709     Advanced Semiconductor Engineering, Inc. ......    $   256
       100,300     Advantech Co., Ltd. ...........................        318
        90,031     Ambit Microsystems Corp. ......................        382
     (a)19,200     ASE Test Ltd. .................................        163
       168,872     Asustek Computer, Inc. ........................        507
    (a)494,936     Chinatrust Commercial Bank ....................        298
       434,000     Compal Electronics, Inc. ......................        588
    (b)452,750     Delta Electronics, Inc. .......................      1,415
       177,374     Far Eastern Textile Ltd. ......................        125
       339,896     Hon Hai Precision Industry Co., Ltd. ..........      1,724
    (a)276,630     Macronix International Co., Ltd. ..............        333
    (a)590,000     Powerchip Semiconductor Corp. .................        294
       104,864     President Chain Store Corp. ...................        276
    (a)105,090     Pro Mos Technologies, Inc. ....................         93
       160,000     Quanta Computer Inc. ..........................        420
    (a)872,980     Siliconware Precision Industries Co. ..........        485
    (a)228,728     Taishin International Bank ....................         93
  (a)1,324,212     Taiwan Semiconductor Manufacturing Co. Ltd. ...      3,179
       264,000     Uni-President Enterprises Co. .................        175
  (a)1,274,000     United Microelectronics Corp., Ltd. ...........      1,850
    (a)740,920     Winbond Electronics Corp. .....................        709
    (a)548,000     Yageo Corp. ...................................        432
        47,100     Zinwell Corp. .................................         66
                                                                   ----------
                                                                       14,181
                                                                   ----------
  THAILAND (1.5%)

     (a)90,900     Advanced Info Service PCL (Foreign) ...........        880
        73,800     BEC World PCL (FOREIGN) .......................        374
     (b)97,146     Delta Electronics (Thailand) PCL (Foreign) ....        436
     (a)85,300     Shin Corps. PCL (Foreign) .....................        314
    (a)324,500     Thai Farmers Bank PCL (Foreign) ...............        161
     (a)73,200     Total Access Communication PCL ................        197
                                                                   ----------
                                                                        2,362
                                                                   ----------

  TURKEY (2.2%)

  (a)1,155,958     Alcatel Teletas A.S. ..........................        122
  (a)6,480,342     Andolu Efes Biracilik ve Malt Sanayii A.S. ....        314
     7,913,000     Netas Northern Electric Telekomunikasyon A.S. .        815
     (a)38,531     Turkcell Iletisim Hizmetleri A.S. ADR .........        270
 (a)50,682,156     Turkiye Garanti Bankasi A.S. ADR ..............        283
 (a)47,319,055     Vestel Elektronik Sanayi ve Ticaret A.S. ......        175
(a)287,122,628     Yapi ve Kredi Bankasi A.S. ....................      1,478
      (a)7,315     Yapi ve Kredi Bankasi A.S. GDR ................         38
                                                                   ----------
                                                                        3,495
                                                                   ----------
  TOTAL FOREIGN SECURITIES (COST $216,645) .......................    150,319
                                                                   ----------

   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000


  FACE
 AMOUNT                                                        VALUE
  (000)                                                        (000)
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.9%)
  REPURCHASE AGREEMENT (5.9%)
(e)$     9,558   Chase Securities Inc., 5.60%,
                   dated 12/29/00, due 1/02/01
                   (COST $9,558)                     $9,558
                                                   ----------------------
FOREIGN CURRENCY (0.4%)
ARP         10        Argentina Peso..........           10
BRL         20        Brazilian Real..........           10
GBP        211        British Pound ..........          316
EUR         25        Euro....................           23
HKD          1        Hong Kong Dollar........           --@
HUF         89        Hungarian Forint........           --@
INR        321        Indian Rupee............            7
MYR         74        Malaysian Ringgit.......           20
MXP        252        Mexican Peso............           26
PLZ          1        Polish Zloty............           --@
ZAR      1,850        South African Rand......          245
TWD      1,197        Taiwan Dollar...........           36
                                                   ----------------------
TOTAL FOREIGN CURRENCY (COST $682)............          693
                                                   ----------------------
  TOTAL INVESTMENTS (99.4%) (COST $226,885)...      160,570
                                                   ----------------------


OTHER ASSETS (1.9%)
  Cash ................................   $     364
  Receivable for Investments Sold .....       1,799
  Receivable for Portfolio Shares Sold          684
  Dividends Receivable ................         166
  Deferred Organization Costs .........          77
  Interest Receivable .................           4
  Other ...............................           3        3,097

LIABILITIES (-1.3%)

  Payable for Portfolio Shares Redeemed      (1,088)
  Investment Advisory Fees Payable ....        (563)
  Payable for Investments Purchased ...        (179)
  Custodian Fees Payable ..............        (108)
  Administrative Fees Payable .........         (62)
  Professional Fees Payable ...........         (28)
  Deferred Foreign Taxes Payable ......          (1)
  Other Liabilities ...................         (84)      (2,113)
                                          ------------  -----------
NET ASSETS (100%) .....................                 $ 161,554
                                                        ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE

  Applicable to 22,788,301 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)          $    7.09
                                                        ===========

                                                           VALUE
                                                           (000)
-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital ..........................              $ 246,568
Accumulated Net Investment Loss ..........                   (396)
Distributions in Excess of Accumulated Net
  Realized Gain ..........................                (18,299)
Unrealized Depreciation on Investments and
  Foreign
Currency Translations ....................                (66,319)
                                                         -----------
NET ASSETS ...............................              $ 161,554
                                                        =============

(a)  -Non-income producing security
(b)  -Security valued at fair value - See note A-1 to financial statements
(c)  -144A Security-certain conditions for public sale may exist.
(d)  -Fund is advised by an affiliate.
(e) -The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    -Value is less than $500.
ADR  -American Depositary Receipt
GDR  -Global Depositary Receipt
PCL  -Public Company Limited



FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                              NET
  CURRENCY                          IN EXCHANGE            UNREALIZED
 TO DELIVER   VALUE   SETTLEMENT         FOR      VALUE   GAIN (LOSS)
   (000)      (000)     DATE            (000)     (000)      (000)
-----------  ------   ----------    -----------  ------  ------------

MXP 156       $16     1/2/01         U.S.$16       $16        $--
GBP  41        61     1/2/01         U.S.$61        61         --
              ---                                  ---        ----
              $77                                  $77        $--
              ---                                  ---        ----
              ---                                  ---        ----

---------------------------------------------------------------------


        SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                  MARKET
                                  VALUE           % OF NET
SECTOR                            (000)            ASSETS
------                            ------          ---------
Telecommunication Services    $  46,546              28.8%
Information Technology           40,918              25.3
Financials                       17,057              10.6
Energy                            7,974               4.9
Materials                         7,856               4.9
Industrials                       6,894               4.3
Health Care                       6,843               4.2
Consumer Discretionary            6,741               4.2
Consumer Staples                  6,383               4.0
Utilities                         3,107               1.9
                              ---------              -----
Total Foreign Securities      $ 150,319              93.1%
                              ---------              -----
                              ---------              -----


   The accompanying notes are an integral part of the financial statements.
                                       7

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      EMERGING MARKETS EQUITY PORTFOLIO

                           STATEMENT OF OPERATIONS



                                                                                  YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                                       (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                         $  1,890
  Interest                                                                               529
  Less: Foreign Taxes Withheld                                                           (83)
                                                                                     --------
    Total Income                                                                       2,336
                                                                                     --------
EXPENSES:
  Investment Advisory Fees                                                             2,917
  Less: Fees Waived                                                                     (368)
                                                                                     --------
  Net Investment Advisory Fees                                                         2,549
  Administrative Fees                                                                    609
  Custodian Fees                                                                         597
  Shareholder Reporting                                                                  132
  Professional Fees                                                                      119
  Amortization of Organizational Costs                                                   103
  Foreign Tax Expense                                                                     81
  Directors' Fees and Expenses                                                             6
  Other                                                                                   29
                                                                                     --------
    Net Expenses                                                                       4,225
                                                                                     --------
NET INVESTMENT LOSS                                                                   (1,889)
                                                                                     --------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                     8,615
  Foreign Currency Transactions                                                         (405)
                                                                                     --------
    Net Realized Gain                                                                  8,210
                                                                                     --------

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                        (118,247)
  Foreign Currency Translations                                                        1,544
                                                                                     --------
    Change in Unrealized Appreciation/Depreciation                                   (116,703)
                                                                                     --------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                 (108,493)
                                                                                     --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $(110,382)
                                                                                    ==========
----------------------------------------------------------------------------------------------



                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                  YEAR ENDED            YEAR ENDED
                                                                           DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                    (000)                 (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                               $(1,889)                $(304)
  Net Realized Gain                                                                   8,210                11,904
  Change in Unrealized Appreciation/Depreciation                                   (116,703)                55,754
                                                                                  ----------              --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                  (110,382)                67,354
                                                                                  ----------              --------
DISTRIBUTIONS
  In Excess of Net Investment Income                                                      --                   (20)
  Net Realized Gain                                                                  (8,849)                    --
  In Excess of Net Realized Gain                                                    (18,208)                    --
  Paid-in Capital                                                                      (689)                    --
                                                                                  ----------              --------
  Total Distributions                                                               (27,746)                   (20)
                                                                                  ----------              --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                        296,451                161,280
  Distributions Reinvested                                                           27,732                     20
  Redeemed                                                                         (211,625)               (77,823)
                                                                                  ----------              --------
  Net Increase in Net Assets Resulting from Capital Share Transactions              112,558                 83,477
                                                                                  ----------              --------
  Total Increase (Decrease) in Net Assets                                           (25,570)               150,811

NET ASSETS:
  Beginning of Period                                                               187,124                 36,313
                                                                                  ----------              --------
  End of Period (including accumulated net investment loss
     of $396 and $60, respectively)                                                $161,554               $187,124
                                                                                  ----------              --------
                                                                                  ----------              --------
-------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                23,537                16,291
    Shares Issued on Distributions Reinvested                                         3,716                     2
    Shares Redeemed                                                                 (17,916)               (7,948)
                                                                                  ----------              --------
    Net Increase in Capital Shares Outstanding                                        9,337                 8,345
                                                                                  ----------              --------
                                                                                  ----------              --------
-------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS



                                                               YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------


                                                                                                            PERIOD FROM
                                                                                                          OCTOBER 1, 1996*
                                                                                                          TO DECEMBER 31,
                                                 2000             1999            1998            1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  13.91         $   7.11        $ 9.45         $ 9.78         $10.00
                                                ---------         ---------      ---------       -------       ---------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                    (0.08)           (0.01)          0.06           0.04           0.01
   Net Realized and Unrealized Gain (Loss)         (5.32)            6.81          (2.36)           --           (0.21)
                                                ---------         ---------      ---------       -------       ---------
     Total from Investment Operations              (5.40)            6.80          (2.30)           0.04         (0.20)
                                                ---------         ---------      ---------       -------       ---------
DISTRIBUTIONS
   Net Investment Income                             --             (0.00)+        (0.04)         (0.07)         (0.02)
   Net Realized Gain                               (0.44)              --            --           (0.02)           --
   In Excess of Net Realized Gain                  (0.94)              --            --           (0.28)           --
   Paid-In Capital                                 (0.04)              --            --             --             --
                                                ---------         ---------      ---------       -------       ---------
     Total Distributions                           (1.42)              --          (0.04)         (0.37)         (0.02)
                                                ---------         ---------      ---------       -------       ---------
NET ASSET VALUE, END OF PERIOD                     $7.09           $13.91          $7.11          $9.45          $9.78
                                                ---------         ---------      ---------       -------       ---------
TOTAL RETURN                                      (39.21)%          95.68%        (24.34)%         0.52%         (2.03)%
                                                ---------         ---------      ---------       -------       ---------
                                                ---------         ---------      ---------       -------       ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)               $161,554         $187,124        $36,313        $34,098        $11,789
Ratio of Expenses to Average Net Assets             1.80%            1.79%          1.95%          1.80%          1.79%**
Ratio of Expenses to Average Net Assets
   Excluding Foreign Tax Expense                    1.75%            1.75%          1.75%          1.75%          1.75%**
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (0.81)%          (0.37)%         0.83%          0.47%          0.32%**
Portfolio Turnover Rate                               94%             113%           100%            87%             9%
Effect of Voluntary Expense Limitation
   During the Period:
   Per Share Benefit to Net Investment Income       $0.02           $0.05          $0.11          $0.17          $0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                   1.96%            2.62%          3.45%          4.12%          6.17%**
   Net Investment Loss to Average Net Assets       (0.96)%          (1.21)%        (0.66)%        (1.84)%        (4.06)%**
---------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share


   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Certain Portfolios may be subject to taxes imposed by certain of the countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. ORGANIZATION COSTS: The organization costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management has agreed that in the event any of its initial shares which constituted the Fund at inception are redeemed prior to the amortization of such costs, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organization costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex- dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                         FROM
                             FIRST       $500          MORE
                              $500     MILLION TO      THAN
PORTFOLIO                    MILLION   $1 BILLION   $1 BILLION
---------                    -------   ----------   ----------
Emerging Markets Equity       1.25%       1.20%        1.15%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONT.)
                             DECEMBER 31, 2000


D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open- end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                               NET
   COST    APPRECIATION    DEPRECIATION    DEPRECIATION
   (000)      (000)            (000)          (000)
---------  ------------    ------------    ------------
$231,029     $5,159         $(76,311)       $(71,152)


For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long- term U.S. Government securities and short-term investments, were approximately $292,278,000 and $205,127,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000. During the year ended December 31, 2000, the Portfolio incurred $38,934 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $13,697,000 and post-October currency losses of $93,000.

At December 31, 2000, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC
                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Emerging Markets Equity Portfolio

We have audited the accompanying statement of net assets of the Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the three years ended December 31, 1999 and for the period from October 1, 1996 (commencement of operations) to December 31, 1996 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                    /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $11,092,000.

For the year ended December 31, 2000, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $574,000 and has derived gross income from sources within foreign countries in the amount of approximately $2,324,000.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw,
Attorney at Law


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.
                                       16

                        MORGAN STANLEY UNIVERSAL FUNDS

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



                             EQUITY GROWTH PORTFOLIO


                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO
                              INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)


[PIE CHART]

OTHER (1.0%)
TELECOMMUNICATION SERVICES (3.2%)
CONSUMER STAPLES (5.8%)
FINANCIALS (10.1%)
CONSUMER DISCRETIONARY (10.6%)
HEALTH CARE (17.7%)
INFORMATION TECHNOLOGY (31.7%)
INDUSTRIALS (19.9%)


TOP FIVE HOLDINGS

                                             PERCENT OF
SECURITY                        INDUSTRY     NET ASSETS
--------                        --------     ----------
Tyco International Ltd.       Industrials     7.8%
Pfizer, Inc.                  Health Care     5.7
General Electric Co.          Industrials     5.4
United Technologies Corp.     Industrials     4.4
Cisco Systems, Inc.           Information
                                Technology    4.0

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)


                        TOTAL RETURNS(2)
                   -------------------------------
                       ONE      AVERAGE ANNUAL
                       YEAR        SINCE
                                 INCEPTION(3)
                    --------   --------------
PORTFOLIO ........    -11.75%       18.23%
INDEX ............     -9.12        17.36



1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

[LINE CHART]

                          Equity
          S&P 500         Growth
Date      Index           Portfolio
1/2/97*   $10,000         $10,000
12/31/97  $13,402         $13,305
12/31/98  $17,231         $15,872
12/31/99  $20,856         $22,133
12/31/00  $18,954         $19,533

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

For the year ended December 31, 2000, the Portfolio had a total return of -11.75% compared to -9.12% for the S&P 500 Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 18.23% compared to 17.36% for the Index.

Records were set at the dawn of the new millennium (depending on who's counting) although 2000's records were in the opposite direction of 1999's sterling performances. The S&P 500 Index declined 9.11%, the worst year since 1977, the Dow Jones fell 4.67%, its worst performance since 1981 and NASDAQ had its worst year ever, losing 39.29%. In many respects, reviewing the year just completed is a mirror image of the prior year, and the wrong side of the mirror.

[SIDENOTE]
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)


This was a challenging environment for most investors and an especially humbling one for growth managers. Alas, most value managers were able to finally savor the sweet taste of outperformance. The Russell 1000 Growth Index fell 22.43%, while the Russell 1000 Value Index advanced 7.01%. The robust first quarter seemed like a continuation of 1999's end of millennium party. However, as the year progressed, a number of economic and market forces picked up steam, with negative implications for earnings and future growth prospects.

Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

The Portfolio was impacted by many of the same forces that negatively impacted its growth fund peers and the growth index averages. These forces included the underperformance of technology as well as the outperformance of the financial, utility and energy sectors as investors shifted to a more defensive posture, areas where we are traditionally underweight consistent with our philosophy as a growth manager. In addition, a combination of relative underperformance in consumer staples and cyclicals and an overweight in technology (which by year-end had registered the most severe declines) could not offset relatively strong performance in healthcare and capital goods, both of which the Portfolio was overweight for most of the year.

Exposure to media stocks such as Liberty Media, Time Warner and Clear Channel detracted from performance as concerns heightened about declining advertising revenue in the wake of dot com failures and a slowing economy. Investments in more traditional staples stocks such as Philip Morris, Safeway, Pepsi, Quaker, Budweiser and Keebler contributed to performance but did not offset this weakness. Exposure to retailers such as Home Depot, and Costco detracted from performance as these stocks as a group were hurt by a slowdown in consumer spending and higher labor costs.

We entered 2000 at a slight overweight in technology relative to the S&P 500 Index and underweight relative to our growth peers. We reduced our position to approximately market weight during the first quarter based on our sensitivity to the group's rich valuations and our belief that the lofty multiples assigned to most of the technology sector could not continue to expand at the pace witnessed in 1999, particularly in the largest cap names. This proved to be a prudent decision, particularly during the March to May sell-off in technology (when the NASDAQ declined 40% from its March high to its May low). We were buyers on weakness throughout the balance of the year, and the Portfolio was modestly overweight technology as measured by the S&P 500, but materially underweight the growth indexes at year-end.

The technology sector's 39% decline was the biggest detractor to Portfolio performance in 2000. Leading companies such as Microsoft, Nortel and Lucent, which led the market on the way up in 1999 were among the biggest detractors to relative performance in 2000. We continue to believe that over the long-term the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Portfolio to be positioned to participate in that growth.

We maintained an overweight in industrials, emphasizing high quality diversified conglomerates such as Tyco, General Electric and United Technologies, which at year-end represented roughly 16% of the Portfolio. These three stocks were members of the top ten holdings throughout the year, and each was a strong relative performance contributor. Tyco is especially notable as it was the strongest relative performance contributor after suffering severe declines in the fourth quarter of 1999. These holdings are representative of our willingness to look for growth in less traditional names and their strong performance provided a buffer to weaker areas of the Portfolio, particularly in the fourth quarter.

Tyco continues to be a steady favorite especially in this challenging environment. While the quality of the management and company fundamentals have come through, we still believe the stock is under appreciated. The clean bill of health the SEC gave Tyco gives us further confidence in the quality of this company. The growth of the underlying free cash flow continues to be stellar. Strategic accretive acquisitions continue to add value and prove out management's adept use of capital. With continued fundamental outperformance by the company in 2001, we expect the stock to outperform.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO
                           INVESTMENT OVERVIEW (CONT.)


United Technology remains a top ten holding. United Technology is a unique diversified quality growth company with global franchises such as OTIS Elevator, Carrier Air Conditioning and Pratt & Whitney Aircraft Engines. A strong stockholder-oriented management along with secular margin upside and strong cash flows all combine to provide likely continued outperformance in the year ahead. This "old economy" company continues to be innovative in e-commerce initiatives and strategic planning as evidenced by investments in such business opportunities such as their emerging fuel cell/ distributed power business. Prudent capital deployment in stock buybacks and accretive acquisitions enhances the sustainability of this 15% plus annual earnings growth company.

Healthcare was another bright spot, as we maintained an overweight position (average of 14% of the Portfolio) in the sector for most of the year and stock selection was superior to the Index sector return. We increased our commitment to the sector early in the year based on the group's increasingly attractive relative earnings growth rates, and our belief that Federal Reserve interest rate increases would slow the economy, forcing investors to turn toward more stable growing companies such as the large pharmaceuticals, including Pfizer, American Home Products, Pharmacia and Bristol Myers. This proved to be correct, and effective trading around election-cycle volatility added to performance.

Pfizer (largely inherited from our Warner Lambert position) remains a core holding of the Portfolio and our favorite large-cap pharmaceutical stock. Expected synergies related to its acquisition of Warner Lambert and continued excellent prescription growth of its major in-line drugs led to 42% appreciation in 2000, better than the average 38% gain of its peers. If not for a dearth of pipeline news flow and the negative impact of wholesaler inventory destocking on reported top-line growth, relative performance would have been even better, in our view. In 2001, Pfizer's stock price should be a big beneficiary of an accelerating top line growth rate, continued Warner Lambert related cost reductions, the launches of new drugs such as Zeldox (schizophrenia), Relpax (migraine headaches), and VFend (antifungal), and the likely FDA filings of Pregabalin (epilepsy and pain), Valdocoxib (arthritis), and inhaled insulin (diabetes). We also expect the company to announce at least one agreement to co-promote another manufacturer's drug. Finally, unlike many of its peers, none of Pfizer's major drugs are scheduled to go off-patent through 2003.

Freddie Mac, a newer position within the Portfolio, continues to achieve mid-teen, high quality earnings growth despite a volatile political and market environment. The company's success in delivering an earnings stream that is both predictable and sustainable stems from its innovation and strict adherence to its core principals. For instance, the development and implementation of a complete set of "plug-n-play" mortgage tools on the Internet are aimed at broadening the market for eligible loans and enhancing the management of credit risk. The company's focus on long-term value creation (not short-term gains) has led to the use of credit enhancements as well as sophisticated hedging strategies in order to reduce exposure to economic cycles. Freddie Mac again showed exceptional skill this year in managing its interest rate risk in a tough market environment. The company's short-term business fundamentals appear to have great momentum. With the current market environment concerned about credit quality, Freddie Mac enjoys a "safe haven" status. The increasing possibility of a "refinancing boom" stemming from the downward move in mortgage rates is another positive.

Finally, our concentration in the top ten holdings, which were 37.35% at year-end versus 17.05% of the S&P 500, provided a positive element to performance. The top ten holdings continued to be well diversified by sector and contain classic growth names such as Pfizer, Cisco and Microsoft as well as less traditional names such as Tyco, United Technologies, Verizon Communications, Citigroup and Bank of New York.

After failing to lower interest rates at the December 2000 meeting, the Fed did lower interest rates early in January, notable both for doing so on a conference call rather than waiting for a regularly scheduled meeting, and for moving rates down 50 basis points instead of the more typical 25 basis point decrease. The move toward lower interest rates should eventually be positive for many of the more economically sensitive groups of stocks. However, with many of those companies just now beginning to adjust business plans and earnings targets to the reality of a slower economy, the challenge facing investors is whether to buy these stocks now, or wait until earnings estimates have bottomed and the impact of recent and likely future interest rate cuts begin to result in a reacceleration of economic activity.

We continue to take a balanced and incremental approach to managing the Portfolio and seek to take advantage of the opportunities that volatility creates. For example, we have added exposure to a classic financial growth company, Freddie Mac, which is expected to benefit from the likely refinancing boom resulting from the significant decline in mortgage rates. Despite these attractive fundamentals, the stock fell 15% following the Fed announcement as investors fled defensive names to

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO
                           INVESTMENT OVERVIEW (CONT.)


participate in the ensuing rally in technology. To a lesser extent, the GSEs (Government-Sponsored Enterprises) were further impacted by the rebalancing among financials as investors, previously concerned about credit quality at the banks and weakness at the brokerages, suddenly returned to these markets. We view the decline in the price of Freddie Mac as a temporary condition, resulting from the flow of funds led by "hot money" into higher beta assets.

We believe the economy will be weaker in the early part of 2001, setting the stage for a much stronger climate later in 2001 and into 2002. We see the catalysts of further Fed easing, a weakened dollar due to lower interest rates and lower economic growth in the U.S., lower oil prices and possible global tax cuts due to strong worldwide government surpluses as the backdrop for future growth. These factors should create a favorable environment for equities, and large cap growth stocks in particular.


January 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000

                                                                 VALUE
SHARES                                                           (000)
------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
  CONSUMER DISCRETIONARY (10.6%)
    MEDIA (5.6%)
   (a)52,000   Time Warner, Inc. ........................   $    2,717
  (a)196,100   AT&T Corp.-Liberty Media Group, Class A ..        2,660
   (A)90,000   General Motors Corp., Class H ............        2,070
   (a)48,000   Comcast Corp., Class A (Special) .........        2,004
       4,300   Omnicom Group, Inc. ......................          356
      (a)800   Comcast Corp., Class A ...................           33
                                                               ---------
                                                                 9,840
                                                               ---------
    MULTILINE RETAIL (2.5%)
      66,900   Wal-Mart Stores, Inc. ....................        3,554
   (a)30,300   Dollar Tree Stores, Inc. .................          742
                                                               ---------
                                                                 4,296
                                                               ---------
    SPECIALTY RETAIL (2.5%)
      54,700   Home Depot, Inc. .........................        2,499
      70,900   Limited, Inc. ............................        1,210
      20,400   Tiffany & Co. ............................          645
                                                               ---------
                                                                 4,354
                                                               ---------
TOTAL CONSUMER DISCRETIONARY ............................       18,490
                                                               ---------
    CONSUMER STAPLES (5.8%)
     BEVERAGES (2.8%)
      61,200   Anheuser-Busch Co., Inc. .................        2,785
      36,300   PepsiCo, Inc. ............................        1,799
       6,800   Coca-Cola Co. ............................          414
                                                               ---------
                                                                 4,998
     FOOD & DRUG RETAILING (1.1%)                              ---------
   (a)30,100   Safeway, Inc. ............................        1,881
                                                               ---------
     FOOD PRODUCTS (0.6%)
      10,400   Quaker Oats Co. ..........................        1,013
                                                               ---------
     HOUSEHOLD PRODUCTS (0.9%)
      20,300   Procter & Gamble Co. .....................        1,592
                                                               ---------
     TOBACCO (0.4%)
      15,200   Philip Morris Cos., Inc. .................          669
                                                               ---------
TOTAL CONSUMER STAPLES ..................................       10,153
                                                               ---------
  FINANCIALS (10.1%)
    BANKS (3.0%)
      67,100   Bank of New York Co., Inc. ...............        3,703
      43,500   Fleetboston Financial Corp. ..............        1,634
                                                               ---------
                                                                 5,337
                                                               ---------
    DIVERSIFIED FINANCIALS (5.4%)
      81,300   Citigroup, Inc. ..........................        4,151
      54,400   Freddie Mac ..............................        3,747
      26,500   American Express Co. .....................        1,456
                                                               -------
                                                                 9,354
                                                               -------
    INSURANCE (1.7%)
      29,400   American International Group, Inc. .......        2,898
                                                               -------
TOTAL FINANCIALS                                                17,589
                                                               -------
                                                                 VALUE
SHARES                                                           (000)
------------------------------------------------------------------------------
  HEALTH CARE (17.7%)
    BIOTECHNOLOGY (1.2%)
   (a)12,800   Amgen, Inc. ..............................   $      818
    (a)9,900   Genentech, Inc. ..........................          807
    (a)3,900   Invitrogen Corp. .........................          337
    (a)6,100   CuraGen Corp. ............................          167
                                                               ---------
                                                                 2,129
                                                               ---------
    HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
      27,800   Medtronic, Inc. ..........................        1,678
    (a)8,800   Applera Corp - Applied Biosystems Group ..          828
                                                               ---------
                                                                 2,506
                                                               ---------
    HEALTH CARE PROVIDERS & SERVICES (0.7%)
      26,400 HCA - The Healthcare Co. ...................        1,162
                                                               ---------
    PHARMACEUTICALS (14.3%)
     215,650   Pfizer, Inc. .............................        9,920
      60,000   American Home Products Corp. .............        3,813
      48,618   Pharmacia Corp. ..........................        2,966
      35,400   Bristol-Myers Squibb Co. .................        2,617
      26,800   Merck & Co., Inc. ........................        2,509
      13,800   Johnson & Johnson ........................        1,450
      16,700   Abbott Laboratories ......................          809
       6,100   Eli Lilly & Co. ..........................          568
   (a)11,700   Tularik, Inc. ............................          344
                                                               ---------
                                                                24,996
                                                               ---------
TOTAL HEALTH CARE .......................................       30,793
                                                               ---------
  INDUSTRIALS (19.9%)
    AEROSPACE & DEFENSE (6.6%)
      98,400   United Technologies Corp. ................        7,737
      47,600   General Dynamics Corp. ...................        3,713
                                                               ---------
                                                                11,450
                                                               ---------
    INDUSTRIAL CONGLOMERATES (13.3%)
  (a)243,900   Tyco International Ltd. ..................       13,536
     197,700   General Electric Co. .....................        9,477
       5,800   Textron, Inc. ............................          270
                                                               ---------
                                                                23,283
                                                               ---------
TOTAL INDUSTRIALS .......................................       34,733
                                                               ---------
  INFORMATION TECHNOLOGY (31.7%)
    COMMUNICATIONS EQUIPMENT (12.2%)
  (a)184,300   Cisco Systems, Inc. ......................        7,050
   (a)91,800   American Tower Corp., Class A ............        3,477
   (a)60,600   Crown Castle International Corp. .........        1,640
      23,300   Corning, Inc. ............................        1,231
   (a)14,200   Ciena Corp. ..............................        1,156
      35,200   Scientific-Atlanta, Inc. .................        1,146
    (a)8,800   Juniper Networks, Inc. ...................        1,109
      34,600   Nortel Networks Corp. ....................        1,109
      22,500   Nokia Oyj ADR ............................          979
   (a)19,600   JDS Uniphase Corp. .......................          817
   (a)55,100   Spectrasite Holdings, Inc ................          730
      28,900   Efficient Networks, Inc. .................          412

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000

                                                                 VALUE
SHARES                                                           (000)
------------------------------------------------------------------------------
  INFORMATION TECHNOLOGY  (CONT.)
    COMMUNICATIONS EQUIPMENT  (CONT.)
      13,200   TyCom Ltd. ...............................   $      295
    (a)5,100   SBA Communications Corp. .................          209
                                                               ---------
                                                                21,360
                                                               ---------
    COMPUTERS & PERIPHERALS (5.2%)
   (a)34,400   EMC Corp. ................................        2,288
      23,500   International Business Machines Corp. ....        1,997
   (a)68,100   Sun Microsystems, Inc. ...................        1,898
      87,100   Compaq Computer Corp. ....................        1,311
      29,200   Hewlett-Packard Co. ......................          922
   (a)23,300   StorageNetworks, Inc. ....................          578
                                                               ---------
                                                                 8,994
                                                               ---------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)

   (a)21,400   Sanmina Corp. ............................        1,640
   (a)28,400   Jabil Circuit, Inc. ......................          720
                                                               ---------
                                                                 2,360
    INTERNET SOFTWARE & SERVICES (0.1%)                        ---------
    (a)3,000   VeriSign, Inc. ...........................          222
                                                               ---------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (6.5%)
     127,300   Intel Corp. ..............................        3,851
      54,700   Texas Instruments, Inc. ..................        2,591
   (a)30,400   Maxim Intergrated Products, Inc. .........        1,454
   (a)12,200   QLogic Corp. .............................          939
    (a)9,100   Broadcom Corp., Class A ..................          769
   (a)12,200   Analog Devices, Inc. .....................          625
   (a)11,100   Transwitch Corp. .........................          434
    (a)5,100   PMC-Sierra, Inc. .........................          401
       7,200   Applied Materials, Inc. ..................          275
                                                               ---------
                                                                11,339
                                                               ---------
    SOFTWARE (6.4%)
   (a)90,100   Microsoft Corp. ..........................        3,919
  (a)103,300   Oracle Corp. .............................        3,002
   (a)17,920   VERITAS Software Corp. ...................        1,568
   (a)21,100   Intuit, Inc. .............................          832
   (a)11,100   I2 Technologies, Inc. ....................          604
    (a)4,800   Brocade Communications Systems, Inc. .....          441
    (a)6,000   BEA Systems, Inc. ........................          404
    (a)6,100   McDATA Corp. .............................          334
                                                               ---------
                                                                11,104
                                                               ---------
TOTAL INFORMATION TECHNOLOGY ............................       55,379
                                                               ---------
  TELECOMMUNICATION SERVICES (3.2%)
    DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
      73,052   Verizon Communications, Inc. .............        3,662
   (a)89,100   WorldCom, Inc. ...........................        1,247
   (a)14,300   Qwest Communications International,  Inc.           586
                                                               ---------
TOTAL TELECOMMUNICATION SERVICES                                 5,495
                                                               ---------
TOTAL COMMON STOCKS (COST $175,272) .....................      172,632
                                                               ---------
  FACE
 AMOUNT                                                           VALUE
  (000)                                                            (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.0%)
  REPURCHASE AGREEMENT (0.0%)
(b)$  67   Chase Securities, Inc., 5.60%, dated
           12/29/00, due 1/02/01 (COST $67) .............     $       67
                                                                 ---------
TOTAL INVESTMENTS (99.0%) (COST $175,339) ...............        172,699
                                                                 ---------
OTHER ASSETS (1.6%)
  Cash ..........................................   $    534
  Receivable for Investments Sold ...............      2,122
  Receivable for Portfolio Shares Sold ..........        122
  Dividends Receivable ..........................         95
  Other .........................................          2       2,875
                                                       -------
LIABILITIES (0.6%)
  Payable for Investments Purchased .............       (726)
  Investment Advisory Fees Payable ..............       (255)
  Administrative Fees Payable ...................        (41)
  Payable for Shares Redeemed ...................        (40)
  Shareholder Reporting Expense Payable .........        (39)
  Professional Fees Payable .....................        (21)
  Custodian Fees Payable ........................        (20)
  Other Liabilities .............................         (2)     (1,144)
                                                       -------   ---------
NET ASSETS (100%) ...............................                 $174,430
                                                                 =========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  Applicable to 10,404,582 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ..                 $  16.76
                                                                 =========
NET ASSETS CONSIST OF:
Paid-in Capital .................................                 $180,046
Distributions in Excess of Net Investment Income                        (3)
Accumulated Net Realized Loss ...................                   (2,973)
Net Unrealized Depreciation on Investments ......                   (2,640)
                                                                 ---------
NET ASSETS ......................................                 $174,430
                                                                 =========

------------------------------------------------------------------

(a)  --Non-income producing security

(b) --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

ADR  --American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                       YEAR ENDED
                                                                   DECEMBER 31, 2000
                                                                         (000)
------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                 $ 1,080
  Interest                                                                      262
                                                                           --------
    Total Income                                                              1,342
EXPENSES:
  Investment Advisory Fees                                                      975
  Less: Fees Waived                                                            (121)
                                                                           --------
  Net Investment Advisory Fees                                                  854
  Administrative Fees                                                           458
  Custodian Fees                                                                 73
  Professional Fees                                                              72
  Shareholder Reporting                                                          47
  Directors' Fees and Expenses                                                    6
  Other                                                                          10
                                                                           --------
    Net Expenses                                                              1,520
                                                                           --------
NET INVESTMENT LOSS                                                            (178)
                                                                           --------
NET REALIZED GAIN ON:
  Investments Sold                                                            4,878
                                                                           --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                               (31,321)
                                                                           --------
  Net Realized Gain and Change in Unrealized Appreciation/Depreciation      (26,443)
                                                                           --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(26,621)
                                                                           ========
------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED            YEAR ENDED
                                                                   DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                         (000)                 (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                    $  (178)              $   (89)
  Net Realized Gain                                                        4,878                 10,216
  Change in Unrealized Appreciation/Depreciation                         (31,321)               (21,026)
                                                                        --------               --------
  Net Increase (Decrease) in Net Assets Resulting from Operations        (26,621)                31,153
                                                                        --------               --------
DISTRIBUTIONS
  Net Investment Income                                                     --                      (76)
  In Excess of Net Investment Income                                        --                       (1)
  Net Realized Gain                                                       (8,719)                 (4,145)
  In Excess of Net Realized Gain                                          (2,973)                   --
                                                                        --------               --------
  Total Distributions                                                    (11,692)                (4,222)
                                                                        --------               --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                              94,987                 65,519
  Distributions Reinvested                                                11,692                  4,222
  Redeemed                                                               (32,511)               (14,312)
                                                                        --------               --------
  Net Increase in Net Assets Resulting from Capital Share Transactions    74,168                 55,429
                                                                        --------               --------
  Total Increase in Net Assets                                            35,855                 82,360
                                                                        --------               --------
NET ASSETS:
  Beginning of Period                                                    138,575                 56,215
                                                                        --------               --------
  End of Period (including distributions in excess of
    net investment income of $3 and $2, respectively)                   $174,430               $138,575
                                                                        ========               ========
----------------------------------------------------------------------------------------------------------
(1)Capital Share Transactions:
   Shares Subscribed                                                       4,565                  3,718
   Shares Issued on Distributions Reinvested                                 644                    222
   Shares Redeemed                                                        (1,628)                  (839)
                                                                        --------               --------
   Net Increase in Capital Shares Outstanding                              3,581                  3,101
                                                                        ========               ========
----------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,             PERIOD FROM
                                                                                                         JANUARY 2,1997* TO
                                                                 2000             1999           1998     DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $20.31            $15.10         $12.74           $10.00
                                                           ----------        ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                 (0.02)            (0.02)           0.02            0.02
   Net Realized and Unrealized Gain (Loss)                      (2.28)             5.93            2.43            3.27
                                                           ----------        ----------      ----------      ----------
     Total from Investment Operations                           (2.30)             5.91            2.45            3.29
                                                           ----------        ----------      ----------      ----------
DISTRIBUTIONS
   Net Investment Income                                           --             (0.02)             --           (0.02)
   In Excess of Net Investment Income                              --             (0.00)+            --              --
   Net Realized Gain                                            (0.86)            (0.68)          (0.09)          (0.53)
   In Excess of Net Realized Gain                               (0.39)               --              --              --
                                                           ----------        ----------      ----------      ----------
     Total Distributions                                        (1.25)            (0.70)          (0.09)          (0.55)
                                                           ----------        ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                                 $16.76            $20.31          $15.10          $12.74
                                                           ==========        ==========      ==========      ==========
TOTAL RETURN                                                   (11.75)%           39.45%          19.29%          33.05%
                                                           ==========        ==========      ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (000's)                            $174,430          $138,575         $56,215         $12,419
Ratio of Expenses to Average Net Assets                          0.85%             0.85%           0.85%           0.85%**
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                   (0.10)%           (0.11)%          0.28%           0.41%**
Portfolio Turnover Rate                                            70%               87%            149%            172%
----------------
Effect of Voluntary Expense Limitation During the
   Period:
   Per Share Benefit to Net Investment Income                   $0.02             $0.05           $0.04           $0.07
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                0.92%             1.11%           1.31%           2.05%**
   Net Investment Loss to Average Net Assets                    (0.17)%           (0.37)%         (0.18)%         (0.80)%**
---------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.01




    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio at December 31, 2000. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith, under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                         FROM
                              FIRST      $500         MORE
                              $500    MILLION TO      THAN
PORTFOLIO                    MILLION  $1 BILLION   $1 BILLION
---------                    -------  ----------   ----------
Equity Growth .............   0.55%     0.50%         0.45%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open- end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                        NET
    COST           APPRECIATION    DEPRECIATION    DEPRECIATION
   (000)              (000)            (000)           (000)
------------       -------------   ------------    ------------
 $176,087            $21,216         $(24,604)        $(3,388)

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $193,155,000 and $121,039,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post-October capital losses of $2,401,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Equity Growth Portfolio

We have audited the accompanying statement of net assets of the Equity Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 6.93%.

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $7,844,000.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw,
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

--------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PROTFOLIO'S INVESTMENT POLICIES, RISK, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


                             FIXED INCOME PORTFOLIO



                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]

Transportation               (0.3%)
Commercial Mortgages         (0.3%)
Telephones                   (3.0%)
U.S. Treasury Securities     (5.6%)
Yankee                       (6.5%)
Finance                      (9.0%)
Industrials                  (9.5%)
Asset Backed Corporates     (12.1%)
Other                      (-11.4%)
Agency Fixed Rate Mortgages (50.3%)
Collateralized Mortgage
 Obligations-Agency
 Collateral Series          (14.8%)

TOP FIVE HOLDINGS

                                                                                                  PERCENT OF
SECURITY                                                                TYPE                      NET ASSETS
--------                                                                ----                      ----------
Federal National Mortgage Association, 8.50%, 1/1/31        Agency Fixed Rate Mortgages                9.7%
Government National Mortgage Association, 7.00%, 1/15/30    Agency Fixed Rate Mortgages                6.9
Federal Home Loan Mortgage Corp., 7.00%, 1/1/31             Agency Fixed Rate Mortgages                6.9
Federal National Mortgage Association, 7.00%, 1/15/29       Agency Fixed Rate Mortgages                6.5
Federal National Mortgage Association, 7.25%, 1/15/30       Collateralized Mortgage Obligations        5.1

PERFORMANCE COMPARED TO THE SALOMON BROAD
INVESTMENT GRADE INDEX(1)

                        TOTAL RETURNS(2)
                   ----------------------------
                    ONE        AVERAGE ANNUAL
                    YEAR     SINCE INCEPTION(3)
                   ------    ------------------
PORTFOLIO........  11.08%          6.71%
INDEX............  11.60           7.30

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, government-sponsored mortgages and investment grade (BBB-/Baa3 or better) corporate securities with maturities of one year or longer.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE GRAPH]

                FIXED               SALOMON BROAD
                INCOME              INVESTMENT GRADE
DATE            INDEX               PORTFOLIO
1/2/97*          $10,000             $10,000
12/31/97         $11,014             $10,993
12/31/98         $11,974             $11,772
12/31/99         $11,872             $11,668
12/31/2000       $13,249             $12,961

*Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

For the year ended December 31, 2000, the Portfolio had a total return of 11.08% compared to 11.60% for the Salomon Broad Investment Grade Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 6.71% compared to 7.30% for the Index. The Portfolio's 30-day SEC yield at December 31, 2000, was 6.44%.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            FIXED INCOME PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

After a difficult 1999, investment-grade fixed-income investors were rewarded with outstanding absolute returns during 2000.The broader domestic bond market outperformed U.S. and international equities last year for the first time since 1990, as U.S. Treasury note and bond yields declined by between 60 and 130 basis points. This performance served as ample evidence of the powerful diversification benefits derived from higher-quality fixed-income portfolio strategies; nevertheless, fixed- income investors were challenged by a significant widening of yield spreads across all non-Treasury sectors, which caused these sectors to underperform comparable Treasury instruments during 2000.

Yield spreads widened systematically in response to a combination of technical and fundamental factors, such as expectations of reduced Treasury debt supply, market fears of a significant economic slowdown, and potential declines in overall corporate credit quality. While all of the non-Treasury sectors were affected, below-investment grade issues suffered most as the high yield market posted sharply negative returns and its worst performance since the 1990 recession.

Throughout 2000, we believed these sectors' yield spreads provided ample compensation for their increased credit and prepayment risks and represented attractive value compared to U.S. Treasury securities. Our disciplined value approach toward fixed-income management led us to hold very few Treasuries while emphasizing the non-Treasury sectors -- also known collectively as "spread product" -- within the Portfolio.

Despite our value-based view that they were relatively unattractive, Treasuries proved to be the best performing area of the bond market last year; the 30-year Treasury bond, for example, posted a total return of nearly 20% during 2000. Given our significant underweight in Treasuries, it is perhaps not surprising that the Portfolio underperfomed its Index during 2000. Our relative underperformance during 2000 was attributable to the effects of the systematic widening of yield spreads, which exceeded positive contributions from our security selection decisions and our active management of interest-rate risk.

Viewed from our longer-term perspective, the persistent attractiveness of spread product relative to underlying fundamental risks justified an above-Index exposure to these sectors and a significant underweight in Treasuries; put another way, the Portfolio maintained a greater "spread duration" than the Index, or a higher sensitivity to yield spread changes. While this systematic decision worked against us during 2000, the Portfolio benefited from favorable security selection decisions as a result of our rigorous credit and prepayment risk analysis activities and our well-diversified strategy.

Active management of interest-rate risk had the most favorable influence on our relative performance last year. Our interest-rate risk management actions were driven by disciplined adherence to relative valuation measures, which supported a significant above-Index sensitivity in the first part of 2000, and then a modest below-Index sensitivity as 2000 came to a close. We also initiated a small non-dollar position late in the fourth quarter of 2000, as both the euro and European real rates became relatively attractive.

Of the various risks we are bearing in the Portfolio as we enter the new year, the most significant is the exposure to yield spread changes. We believe the Portfolio is ideally positioned to benefit from either a narrowing or stabilization of yield spreads in the non-Treasury sectors in 2001.

We hope shareholders share our view that the search for superior performance through a disciplined, value investment strategy is a journey and not a race. Our conviction and belief in a value approach toward fixed-income investing have never wavered, especially at a time when we see some of the best opportunities for our style since we started managing bond portfolios in the 1970's. We are confident the Portfolio's significant yield advantage and the potential for yield spreads to narrow should generate the superior performance shareholders expect from the Portfolio.

January 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000

  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
FIXED INCOME SECURITIES (111.8%)
  AGENCY FIXED RATE MORTGAGES (50.3%)
             BA Mortgage Securities, Inc.,
                Series 97-1 A2
$      23       7.148%, 7/25/26 (Floating Rate) .......   $   23
             Federal Home Loan Mortgage
               Corporation
               Conventional Pools:
       62      6.388%,  6/15/20 .......................       63
       84      9.50%, 2/1/22 ..........................       89
      191      10.00%, 10/1/10 - 12/1/19 ..............      205
       26      10.50%, 1/1/10 - 5/1/19 ................       28
      139      11.50%, 10/1/15 - 5/1/19 ...............      156
               January TBA:
    6,250      7.00%, 1/1/31 ..........................    6,260
    1,750      8.00%, 1/1/31 ..........................    1,793
    1,400      8.50%, 1/1/31 ..........................    1,444
             Federal National Mortgage
               Association
               Conventional Pools:
    4,180      6.00%, 4/1/27 - 4/1/29 .................    4,044
      142      6.356%, 7/18/20 - 4/18/28
               (Floating Rate) ........................      142
       50      8.00%, 1/25/30 .........................       51
      826      9.50%, 11/1/21 - 11/1/30 ...............      883
      213      10.00%, 9/1/10 - 5/1/22 ................      231
        9      10.50%, 1/1/16 .........................       10
      618      11.00%, 3/1/19 - 11/1/20 ...............      686
       29      11.50%, 11/1/19 ........................       32
       13      12.00%, 11/1/11 ........................       14
       13      13.00%, 10/1/15 ........................       15
               January TBA:
    5,975      7.00%, 1/15/29 .........................    5,982
    4,050      7.50%, 1/1/31 ..........................    4,108
    8,575      8.50%, 1/1/31 ..........................    8,830
             Government National Mortgage
               Association
               Various Pools:
    1,000      2.0635%, 9/16/27 .......................       68
    1,203      2.72%, 8/16/29 .........................       69
      148      6.125%, 12/20/25 .......................      150
       61      6.375%, 3/20/25 ........................       62
      282      6.875%, 4/20/25 - 6/20/25 ..............      284
      296      7.00%, 3/20/25 - 7/20/25 ...............      299
      153      7.125%, 11/20/27 .......................      155
       82      7.38%, 6/20/25 (Floating Rate) .........       83
      139      7.956%, 9/20/27 (Floating Rate) ........      140
      272      9.00%, 11/15/17 - 1/15/25 ..............      288
      789      9.50%, 10/15/16 - 11/15/17 .............      846
    1,009      10.00%, 11/15/09 - 8/15/21 .............    1,095
      274      10.50%, 9/15/17 - 6/15/22 ..............      300
      139      11.00%, 12/15/09 - 4/15/20 .............      155
       25      11.50%, 2/15/13 - 9/15/15 ..............       28
       43      12.00%, 12/15/12 - 12/15/14 ............       49

  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
             Government National Mortgage
               Association
               January TBA:
    $6,300     7.00%, 1/15/30 .........................  $ 6,324
               Adjustable Rate Mortgages:
      177      7.75%, 7/20/27 .........................      179
      258      6.00%, 8/20/27 .........................      259
                                                       ---------
                                                          45,922
                                                       ---------
  ASSET BACKED CORPORATE (12.1%)
             Arcadia Automobile Receivables
               Trust, Series
       25      97-D A3 6.20%, 5/15/03 .................       25
       19      98-A A3 5.90%, 11/15/02 ................       19
             Associates Automobile Receivables
               Trust, Series
      400      00-1 7.15%, 6/15/03 ....................      403
             Banc One Home Equity Trust, Series
               99-1
       50      A1 6.06%, 1/25/12 ......................       50
             BankBoston Home Equity Loan Trust
       17      Series 98-2 A1 6.28%, 11/25/10 .........       16
             BMW Vehicle Lease Trust
      650      6.65%, 2/25/03 .........................      653
             BMW Vehicle Owner Trust
       74      6.16%, 12/25/01 ........................       74
             Centex Home Equity, Series
        9      99-1 6.07%, 3/25/18 ....................        9
       72      99-2 5.91%, 4/25/19 ....................       72
             Chevy Chase Auto Receivables Trust,
               Series
       13      97-4 A 6.25%, 6/15/04 ..................       13
             Citibank Credit Card Issuance Trust
      880      6.875%, 11/15/09 .......................      909
             Conseco Finance Securitizations
               Corp., Series
      278      00-B 6.94%, 11/15/14 (Floating Rate) ...      278
             Daimler Chrysler Auto Trust
      500      6.21%, 12/8/03 .........................      501
             Daimler-Benz Auto Grantor Trust,
               Series
        5      97-A A 6.05%, 3/31/05 ..................        5
             Daimler-Benz Vehicle Trust
      385      5.16%, 12/20/07 ........................      383
             EQCC Home Equity Loan Trust
      185      6.548%, 4/25/10 ........................      185
       60    Series 99-1 A1F 5.77%, 3/20/29 ...........       59
             EQCC Home Equity Loan Trust, Series
       73      99-2 A1F 6.05%, 1/25/10 ................       73
             First Security Auto Grantor Trust,
               Series
       89      97-B A 6.10%, 4/15/03 ..................       89
       45      98-A A 5.97%, 4/15/04 ..................       45
             First Security Auto Owner Trust,
               Series
      625      00-2 6.80%, 8/15/03 ....................      628
             First Security, Series
      568      00-A2 7.20%, 5/15/03 ...................      571

    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000


  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
ASSET BACKED CORPORATE  (CONT.)
             Ford Auto Owner Trust
$     100      5.77%, 11/15/01 ........................   $  100
             Ford Credit Auto Owner Trust
       42      5.85%, 10/15/01 ........................       42
      396      6.20%, 4/15/02 .........................      395
             Ford Credit Auto Owner Trust, Series
      570      00-A 6.82%, 6/17/02 ....................      571
        3      99-B 5.47%, 9/15/01 ....................        3
             Green Tree Financial Corp., Series
      115      99-3 A2 5.51%, 2/1/31 ..................      115
      111      99-1 A1 5.60%, 3/1/30 ..................      110
             Green Tree Home Equity Loan Trust,
               Series
       41      98-A 5.99%, 7/15/30 ....................       41
        8      98-A A2 6.04%, 6/15/29 .................        8
             Harley-Davidson Eaglemark
               Motocycle, Series
      155      99-3 6.22%, 2/15/04 ....................      155
             Harley-Davidson Eaglemark
               Motorcycle Trust, Series
       52      99-1 A1 5.25%, 7/15/03 .................       52
       12      5.41%, 3/15/03 .........................       12
             Honda Auto Receivables Owner Trust,
               Series
      500      00-1 6.65%, 12/16/02 ...................      502
             Household Home Equity Loan
      142      6.83%, 12/20/16 ........................      141
             IndyMac Home Equity Loan, Series
        4      98-A A1 5.724%, 9/25/20 ................        4
             MBNA Master Credit Card Trust,
               Series
      400      00 5.90%, 8/15/11 ......................      394
      285      00-E 7.80%, 10/15/12 ...................      314
             MMCA Automobile Trust
               6.30%, 6/15/02 .........................      133
             Narot, Series 00-A A2
      425      6.71%, 3/17/03 .........................      427
      330      6.73%, 5/15/02 .........................      330
             Navistar Financial Corp. Owner
               Trust, Series
       29      99-A A2 5.55%, 2/15/02 .................       29
             New Holland Equipment Receivables
               Trust
   (a)140      6.39%, 10/15/02 ........................      140
             Nissan Auto Receivables Grantor
               Trust
      141      5.45%, 4/15/04 .........................      140
      120      6.12%, 9/15/03 .........................      120
      475      7.15%, 12/15/02 ........................      479
             Option One Mortgage Loan Trust,
               Series
       53      99 2 A1 5.88%, 5/25/29 .................       53
             Peco, Series 00-A, A3
      400      7.625%, 3/1/10 .........................      428
             Premier Auto Trust, Series 99-3 A2
       90      5.82%, 2/8/02 ..........................       90
             Residential Asset Securities Corp.              450
               7.205%, 9/25/16 (Floating Rate) ........      452
  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
             Toyota Auto Receivables Owner Trust
$      64      5.80%, 12/17/01 ........................  $    64
             USAA Auto Loan Grantor Trust, Series
      157      97-1 A 6.07%, 5/15/04 ..................      156
             WFS Financial Owner Trust
       35      5.833%, 4/20/02 ........................       35
                                                       ---------
                                                          11,095
                                                       ---------
COLLATERALIZED MORTGAGE OBLIGATIONS - AGENCY COLLATERAL
SERIES (14.8%)
             Federal National Mortgage
               Association
        6      PO, 12/25/23 ...........................        5
    4,120      6.25%, 5/15/29 .........................    4,139
       95      6.50%, 8/15/04 .........................       98
    4,150      7.125%, 1/15/30 ........................    4,645
      410      7.25%, 5/15/30 .........................      467
    2,163      99-42 1.55%, 10/25/28 ..................       96
      390      296 IO 8.00%, 4/1/24 ...................       86
      118      281 IO 9.00%, 11/1/26 ..................       26
      251      291 IO 8.00%, 11/1/27 ..................       54
             Federal Home Loan Mortgage
               Corporation Conventional Pools:
       59      1381 SB Inverse Floater, IO REMIC
                 7.909%, 10/15/07 .....................       11
    1,105      5.75%, 9/15/10 .........................    1,065
    2,100      6.75%, 9/15/29 .........................    2,248
      906      8.00%, 8/1/27 - 1/1/28 .................      197
             Government National Mortgage
               Association
      850      2.50%, IO, 9/16/27 .....................       58
    1,643      2.12%, 11/16/29 ........................       82
    2,457      3.12%, 2/16/30 .........................      154
    1,354      99-44 2.75%, 12/16/29 ..................       78
                                                       ---------
                                                          13,509
                                                       ---------
  COMMERCIAL MORTGAGES (0.3%)
             American Southwest Financial
               Securities Corp.
       51      Series 93 2 A1 7.30%, 1/18/09 ..........       52
             Asset Securitization Corp., Series
               97-D5
      240      PS1 1.619%, IO, 2/14/41 ................       19
             Conseco Finance Securitizations
               Corp., Series 00-1
      252      6.84%, 5/1/31 ..........................      253
                                                       ---------
                                                             324
                                                       ---------
  ENERGY (0.2%)
             CMS Energy Corp.
      180      7.50%, 1/15/09 .........................      165
                                                       ---------
  FINANCE (9.0%)
             American General Corp.
      260      6.625%, 2/15/29 ........................      231
      115      7.50%, 8/11/10 .........................      121
             Anthem Insurance Co., Inc.
   (a)190      9.125%, 4/1/10 .........................      185
             Anthem Insurance Co., Inc., Series A
   (a)170      9.00%, 4/1/27 ..........................      144

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000



  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
  FINANCE  (CONT.)
             Banc One Corp.
   $  185      7.625%, 10/15/26 .......................   $  175
      235      8.00%, 4/29/27 .........................      232
             Bankers Trust Institutional Capital
               Trust
   (a)175      8.09%, 12/1/26 .........................      163
             Chase Manhattan Corp.
      215      7.00%, 11/15/09 ........................      214
             Citigroup, Inc.
      280      6.625%, 1/15/28 ........................      256
      375      7.25%, 10/1/10 .........................      386
             EOP Operating LP
      100      6.763%, 6/15/07 (Floating Rate) ........       97
      235      7.50%, 4/19/29 .........................      212
             Equitable Cos., Inc.
      150      6.50%, 4/1/08 ..........................      146
             Farmers Exchange Capital
   (a)465      7.05%, 7/15/28 .........................      389
             Ford Motor Credit Co.
      435      7.375%, 10/28/09 .......................      435
             General Electric Capital Corp.
      365      7.375%, 1/19/10 ........................      393
             General Motors Acceptance Corp.
      125      7.75%, 1/19/10 .........................      129
             Goldman Sachs Group, L.P.
      230      6.50%, 2/25/09 .........................      222
             GS Escrow Corp.
      300      7.125%, 8/1/05 .........................      281
             Hartford Financial Services Group
      175      7.90%, 6/15/10 .........................      188
             Hartford Life, Inc.
      155      7.65%, 6/15/27 .........................      158
             Household Finance Corp.
      230      5.875%, 2/1/09 .........................      212
      170      8.00%, 7/15/10 .........................      179
             John Hancock Surplus Note
   (a)260      7.375%, 2/15/24 ........................      251
             Lehman Brothers Holdings, Inc.
      145      8.25%, 6/15/07 .........................      152
             Merrill Lynch & Co., Inc.
      145      6.50%, 7/15/18 .........................      132
             Nationwide Mutual Life Insurance Co.
   (a)150      7.50%, 2/15/24 .........................      126
             New England Mutual
   (a)280      7.875%, 2/15/24 ........................      280
             Nisource Finance Corp. Series
   (a)350      7.875%, 11/15/10 .......................      367
             PNC Funding Corp.
      160      6.125%, 2/15/09 ........................      152
       90      7.50%, 11/1/09 .........................       93
             Prime Property Funding, II
    (a)95      7.00%, 8/15/04 .........................       95

  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
             Prudential Insurance Co.
$  (a)450      8.30%, 7/1/25 ..........................   $  471
             State Street Corp.
      170      7.65%, 6/15/10 .........................      181
             Suntrust Banks
      135      7.75%, 5/1/10 ..........................      141
             Washington Mutual Capital
      115      8.375%, 6/1/27 .........................      108
             Washington Mutual, Inc.
      150      8.206%, 2/1/27 .........................      137
      175      8.25%, 4/1/10 ..........................      185
             World Financial Properties
   (a)226      6.91%, 9/1/13 ..........................      223
                                                       ---------
                                                           8,242
                                                       ---------
  INDUSTRIALS (9.5%)
             Adelphia Communications
       45      7.875%, 5/1/09 ..........................      37
      185      9.375%, 11/15/09 ........................     163
             Albertson's, Inc.
      415      7.45%, 8/1/29 ...........................     372
             Alcoa, Inc.
       80      7.375%, 8/1/10 ..........................      85
             Clear Channel Communications
      150      7.65%, 9/15/10 ..........................     152
             Conoco, Inc.
      445      6.95%, 4/15/29 ..........................     436
             Continental Airlines, Series
       64      97-1 A 7.461%, 4/1/15 ...................      66
             Cox Communications Inc.
      210      7.75%, 11/1/10 ..........................     218
             CSC Holdings, Inc.
      120      7.25%, 7/15/08 ..........................     116
      160      7.875%, 12/15/07 ........................     161
             DaimlerChrysler AG
      155      8.00%, 6/15/10 ..........................     157
             Delphi Automotive Systems
       95      7.125%, 5/1/29 ..........................      81
             DR Structured Finance, Series
       10      94-K2 A2 9.35%, 8/15/19 .................       8
       65      93-K1 A1 6.66%, 8/15/10 (Floating
                 Rate) ................................       52
             Federated Department Stores, Inc.
      285      6.90%, 4/1/29 ...........................     230
      155      7.00%, 2/15/28 ..........................     127
             Florida Windstorm
   (a)345      7.125%, 2/25/19 .........................     338
             Ford Motor Co.
      285      6.625%, 10/1/28 .........................     241
      165      7.45%, 7/16/31 ..........................     155
             HCA-The Healthcare Co.
       80      7.19%, 11/15/15 .........................      69
       75      7.50%, 12/15/23 .........................      65
      190      7.69%, 6/15/25 ..........................     167
       50      8.70%, 2/10/10 ..........................      52


   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000



  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
  INDUSTRIALS  (CONT.)
             HCA-The Healthcare Co. (cont.)
$      25      9.00%, 12/15/14..........................   $  26
             Host Marriott L.P.
      100      8.375%, 2/15/06..........................      97
             International Game Technology
       60      8.375%, 5/15/09..........................      60
             Kmart Funding Corp., Series F
      238      8.80%, 7/1/10............................     200
             Kroger Co.
       55      7.70%, 6/1/29............................      55
      395      8.00%, 9/15/29...........................     410
             Lenfest Communications, Inc.
      135      7.625%, 2/15/08..........................     138
      155      8.375%, 11/1/05..........................     165
             Lockheed Martin Co.
      305      8.50%, 12/1/29...........................     346
             Lowe's Companies, Inc.
      175      6.50%, 3/15/29...........................     142
      215      6.875%, 2/15/28..........................     184
             Lucent Technologies, Inc.
      365      6.45%, 3/15/29...........................     248
             May Department Stores Co.
      125      6.70%, 9/15/28...........................     106
             News America, Inc.
      120      7.28%, 6/30/28...........................      98
      115      7.30%, 4/30/28...........................      94
       30      7.75%, 2/1/24............................      26
      200      8.875%, 4/26/23..........................     195
             Oxymar
   (a)100      7.50%, 2/15/16...........................      80
             Pharmacia Corp.
      355      6.60%,  12/1/28..........................     339
             Raytheon Co.
      145      8.20%, 3/1/06............................     155
      155      8.30%, 3/1/10............................     170
             Rockwell International Corp.
      100      6.70%, 1/15/28...........................      87
             Saks, Inc.
      115      7.375%, 2/15/19..........................      55
            Sun Microsystems, Inc.
      150      7.65%, 8/15/09...........................     156
             Target Corp.
      185      7.50%, 8/15/10..........................      195
             Time Warner Cos., Inc.
       45      7.57%, 2/1/24..........................        45
             Time Warner Entertainment
       95      7.25%, 9/1/08..........................        97
             Time Warner, Inc.
      110      6.625%, 5/15/29..........................      99
             United Tech Corp.
      145      7.125%, 11/15/10..........................    153


  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
             US Airways Pass Thru Certificates,
               Series
$     145      00-1 G 8.11%, 2/20/17..................... $  153
             USA Waste Services
      205      7.00%, 7/15/28............................    173
             Wal-Mart Stores
       70      6.875%, 8/10/09...........................     73
      380      7.55%, 2/15/30............................    422
             Waste Management, Inc.
       90      7.375%, 5/15/29...........................     80
                                                          ------
                                                           8,670
                                                          ------
  TELEPHONES (3.0%)
             AT&T Corp.
      325      6.50%, 3/15/29............................    260
             BellSouth Telecommunications
      460      6.375%, 6/1/28............................    398
             Global Crossing Holding Ltd.
      320      9.125%, 11/15/06..........................    306
             GTE Corp.
      320      6.94%, 4/15/28............................    297
             Intermedia Communications, Inc., Series B
      135      8.60%, 6/1/08.............................     95
      100      8.50%, 1/15/08............................     70
             Intermedia Communications, Inc.,
    (b)20      0.00%, 5/15/06............................     14
             MCI Worldcom, Inc.
      495      6.95%, 8/15/28............................    422
             Nextel Communications, Inc.
       70      9.375%, 11/15/09..........................     65
   (b)240      0.00%, 9/15/07............................    190
             Qwest Capital Funding
      125      7.90%, 8/15/10............................    129
             Qwest Communications International, Inc.,
(a)(b)250      Series B 0.00%, 2/01/08...................    212
             US West Capital Funding, Inc.
      240      6.875%, 8/15/01...........................    241
                                                          ------
                                                           2,699
                                                          ------
  TRANSPORTATION (0.3%)
             Continental Airlines, Series
      118      98-1 A 6.648%, 9/15/17....................    117
      112      99-1 A 6.545%, 8/2/20.....................    109
                                                          ------
                                                             226
                                                          ------
  U.S. TREASURY SECURITIES (5.6%)
             U.S. Treasury Note
    1,000      6.25%, 1/31/02............................  1,008
    3,750      7.50%, 2/15/05............................  4,077
                                                          ------
                                                           5,085
                                                          ------
  UTILITIES (0.2%)
             PSEG Energy Holdings
      160      9.125%, 2/10/04...........................    164
                                                          ------

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000


  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
  YANKEE (6.5%)
             Abbey National plc
$     195      7.95%, 10/26/29........................... $  206
             Ahold Finance USA, Inc.
      330      6.875%, 5/1/29............................    285
       70      8.25%, 7/15/10............................     75
             AXA
      390      8.60%, 12/15/30...........................    400
             Bayer Hypo-Vereinsbank
      200      8.741%, 6/30/31...........................    192
             Bnp Paribas Capital Trust
   (a)160      9.003%, 12/30/49..........................    166
             British Telecom plc
      270      8.625%, 12/15/30..........................    271
             Deutsche Telekom International Finance
      325      8.00%, 6/15/10............................    332
             Glencore Nickel Property Ltd.
      125      9.00%, 12/1/14............................     94
             Grupo Minero Mexicano S.A. de CV, Series
      125      A 8.25%, 4/1/08...........................    106
             Hutchison Whampoa Financial
   (a)315      7.45%, 8/01/17............................    296
             Hyundai Semiconductor
   (a)210      8.625%, 5/15/07...........................    163
             ING Capital Funding III
      200      8.439%, 12/29/49..........................    204
             Interamerican Development Bank
      315      5.75%, 2/26/08............................    310
      315      7.375%, 1/15/10...........................    344
             Multicanal S.A.
       50      10.50%, 4/15/18...........................     30
             Oil Purchase Co. II
   (a)134      10.73%, 1/31/04...........................    129
             Petrozuata Finance, Inc.
   (a)115      8.22%, 4/01/17............................     87
             Quebec Province
      240      7.50%, 9/15/29............................    258
      175      7.125%, 2/9/24............................    179
             Ras Laffan Liquefied Natural Gas Co.
   (a)230      8.294%, 3/15/14...........................    223
             Republic of Brazil
      105      11.00%, 8/17/40...........................     86
             Republic of Colombia
      180      8.70%, 2/15/16............................    120
      140     11.75%, 2/25/20............................    120
             UBS Pfd. Funding Trust I
      130      8.622%, 10/1/49 (Floating Rate)...........    136
             Unicredito Itali Credit
   (a)100      9.20%, 10/29/49...........................    103
             Unilever Capital Corp.
      310      7.125%, 11/1/10...........................    325

  FACE
 AMOUNT                                                 VALUE
 (000)                                                  (000)
-----------------------------------------------------------------
             United Mexican States Series
$      240     XW, 10.375%, 2/17/09 ................... $    263
             Vodafone Group plc
       85      5.75%, 2/15/10 .........................       88
      375      7.875%, 2/15/30 ........................      380
                                                       ---------
                                                           5,971
                                                       ---------
TOTAL FIXED INCOME SECURITIES (COST $100,857) .........  102,072
                                                       ---------
SHORT-TERM INVESTMENT (24.6%)
  REPURCHASE AGREEMENT (24.6%)
(c)22,496      Chase Securities, Inc., 5.60%,
               dated 12/29/00, due 1/02/01 (COST
               $22,496)................................   22,496
                                                       ---------
  TOTAL INVESTMENTS (136.4%) (COST $123,353)             124,568
                                                       ---------
OTHER ASSETS (10.4%)
  Interest Receivable.....................    $1,229
  Receivable for Investments Sold.........     7,317
  Receivable for Daily Variation on
    Futures Contracts.....................        26
  Unrealized Gain on Swap Agreements......       889
  Receivable for Portfolio Shares Sold....        71
  Other...................................         1       9,533
                                              ------
LIABILITIES (-46.8%)
  Payable for Investments Purchased.......   (42,516)
  Payable for Portfolio Shares Redeemed...       (67)
  Shareholder Reporting Expense Payable...       (60)
  Investment Advisory Fees Payable........       (20)
  Administrative Fees Payable.............       (23)
  Professional Fees Payable...............       (13)
  Custodian Fees Payable..................        (4)
  Director's Fees and Expenses Payable....        (1)
  Other Liabilities.......................       (54)    (42,758)
                                             -------   ---------
NET ASSETS (100%)...................................     $91,343
                                                       =========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 8,693,378 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)......      $10.51
                                                       =========
NET ASSETS CONSIST OF:
Paid-in Capital.....................................     $91,455
Accumulated Net Realized Loss.......................      (1,502)
Unrealized Appreciation on Investments, Futures
  Contracts and Swaps...............................       1,390
                                                       ---------
NET ASSETS..........................................     $91,343
                                                       =========


   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000

------------------------------------------------------------------------------
A portion of the Portfolio's securities have been segregated on the Portfolio's records to secure the Portfolio's obligation for securities purchased on a forward basis (TBAs).

(a) -- 144A Security -- certain conditions for public sale may exist.
(b) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity date.
(c) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
IO  -- Interest Only
PO  -- Principal Only
TBA -- Security is subject to delayed delivery.
Floating Rate Security -- Interest rate changes on these
       instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 2000.
------------------------------------------------------------------------------

FUTURES CONTRACTS:
At December 31, 2000, the following futures contracts were open:

                                                                     UNREALIZED
                                          NOTIONAL                  APPRECIATION
                             NUMBER OF     VALUE     EXPIRATION    (DEPRECIATION)
                             CONTRACTS     (000)        DATE            (000)
                            -----------  ----------  ----------    --------------

LONG:
U.S. Treasury 10 -
  Year Note                    64            6,711      Mar-2001         $ 26

SHORT:
U.S. Treasury 2 -
  Year Note                    15           $3,047      Mar-2001          (36)
U.S. Treasury 5 -
  Year Note                    53            5,489      Mar-2001          (31)
U.S. Treasury 30-
  Year Bond                   200           20,925      Mar-2001         (673)
                                                                        ------
                                                                        $(714)
                                                                        ======

------------------------------------------------------------------------------

SWAP AGREEMENTS:
At December 31, 2000, swap agreements were open with the following counterparties:


      NOTIONAL                                           UNREALIZED
       VALUE                                            APPRECIATION
       (000)           MATURITY     PAY       RECEIVE        (000)
     ----------       ---------  -----------  -------   -------------
BANK OF AMERICA:
        $ 1,150       2/28/2001  3-mo. LIBOR    6.37%       $ 35 +
          1,415       2/28/2001  3-mo. LIBOR    6.41          68 +
GOLDMAN SACHS:
          1,200       3/02/2030  3-mo. LIBOR    7.36         167
            550       3/09/2030  3-mo. LIBOR    7.31          73
SALOMON BROTHERS:
          2,250       3/24/2010  3-mo. LIBOR    7.29         185
          1,500       2/10/2030  3-mo. LIBOR    7.26         188
            700       3/13/2030  3-mo. LIBOR    7.27          89
            650       3/10/2030  3-mo. LIBOR    7.29          84
                                                            ----
                                                            $889
                                                            ====

+ -- These swaps are total return swaps. Unrealized appreciation is comprised of the total return on a pool of commercial mortgages, which the Portfolio is to receive, net of interest owed by the Portfolio at the rate of 3-month LIBOR.

   The accompanying notes are an integral part of the financial statements.
                                      8

                             THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                    FIXED INCOME PORTFOLIO

                                   STATEMENT OF OPERATIONS

                                                                                                                 YEAR ENDED
                                                                                                          DECEMBER 31, 2000
                                                                                                                      (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                        $5,814
                                                                                                                  ------
EXPENSES:
  Investment Advisory Fees                                                                                           322
  Less: Fees Waived                                                                                                 (151)
                                                                                                                  ------
  Net Investment Advisory Fees                                                                                       171
  Administrative Fees                                                                                                210
  Shareholder Reporting                                                                                              107
  Professional Fees                                                                                                   45
  Custodian Fees                                                                                                      20
  Directors' Fees and Expenses                                                                                         3
  Other                                                                                                                7
                                                                                                                  ------
    Net Expenses                                                                                                     563
                                                                                                                  ------
NET INVESTMENT INCOME                                                                                              5,251
                                                                                                                  ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                   786
  Futures                                                                                                           (976)
  Swaps                                                                                                               43
                                                                                                                  ------
    Net Realized Loss                                                                                               (147)
                                                                                                                  ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                      3,374
  Futures                                                                                                           (629)
  Swaps                                                                                                              889
                                                                                                                  ------
    Change in Unrealized Appreciation/Depreciation                                                                 3,634
                                                                                                                  ------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                               3,487
                                                                                                                  ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $8,738
                                                                                                                  ======

----------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                                 (000)                (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                     $ 5,251              $ 3,299
  Net Realized Loss                                                                            (147)              (1,449)
  Change in Unrealized Appreciation/Depreciation                                              3,634               (2,603)
                                                                                            -------              -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                             8,738                 (753)
                                                                                            -------              -------
DISTRIBUTIONS
  Net Investment Income                                                                      (5,331)              (3,146)
  In Excess of Net Realized Gain                                                                 --                   (8)
                                                                                            -------              -------
  Total Distributions                                                                        (5,331)              (3,154)
                                                                                            -------              -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                 21,464               32,395
  Distributions Reinvested                                                                    5,331                3,154
  Redeemed                                                                                   (8,724)              (5,133)
                                                                                            -------              -------

  Net Increase in Net Assets Resulting from Capital Share Transactions                       18,071               30,416
                                                                                            -------              -------
  Total Increase in Net Assets                                                               21,478               26,509

NET ASSETS:
  Beginning of Period                                                                        69,865               43,356
                                                                                            -------              -------
  End of Period                                                                             $91,343              $69,865
                                                                                            =======              =======
----------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                         2,079                3,072
    Shares Issued on Distributions Reinvested                                                   507                  312
    Shares Redeemed                                                                            (841)                (486)
                                                                                            -------              -------
    Net Increase in Capital Shares Outstanding                                                1,745                2,898
                                                                                            =======              ========



   The accompanying notes are an integral part of the financial statements.
                                      9

                             THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                    FIXED INCOME PORTFOLIO

                                     FINANCIAL HIGHLIGHTS


                                                                                                           PERIOD FROM
                                                                       YEAR ENDED DECEMBER 31,             JANUARY 2, 1997*
                                                              -----------------------------------------    TO DECEMBER 31,
                                                              2000           1999           1998           1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $10.05         $10.70         $10.41         $10.00
                                                             -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.64           0.50           0.37           0.46
   Net Realized and Unrealized Gain (Loss)                      0.47          (0.67)          0.45           0.53
                                                             -------        -------        -------        -------
    Total from Investment Operations                            1.11          (0.17)          0.82           0.99
                                                             -------        -------        -------        -------
DISTRIBUTIONS
   Net Investment Income                                       (0.65)         (0.48)         (0.36)         (0.45)
   In Excess of Net Investment Income                             --             --          (0.01)           --
   Net Realized Gain                                              --             --          (0.11)         (0.13)
   In Excess of Net Realized Gain                                 --          (0.00)+        (0.05)           --
                                                             -------        -------        -------        -------
    Total Distributions                                        (0.65)         (0.48)         (0.53)         (0.58)
                                                             -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD                                $10.51         $10.05         $10.70         $10.41
                                                             =======        =======        =======        =======
TOTAL RETURN                                                   11.08%         (1.63)%         7.90%          9.93%
                                                             =======        =======        =======        =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                            $91,343        $69,865        $43,356        $12,760
Ratio of Expenses to Average Net Assets                         0.70%          0.70%          0.70%          0.70%**
Ratio of Net Investment Income to Average
   Net Assets                                                   6.52%          6.06%          5.37%          5.66%**
Portfolio Turnover Rate                                           73%           100%           117%           185%
-----------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                $  0.02        $  0.02        $  0.02        $  0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                               0.89%          0.96%          1.04%          1.71%**
   Net Investment Income to Average Net Assets                  6.33%          5.80%          5.03%          4.65%**
----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized
+ Amount is less than $0.01


   The accompanying notes are an integral part of the financial statements.
                                      10

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Fixed Income Portfolio. The Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                           FROM
                              FIRST        $500         MORE
                              $500      MILLION TO      THAN
PORTFOLIO                    MILLION   $1 BILLION    $1 BILLION
---------                    -------   ------------  -----------
Fixed Income ............    0.40%      0.35%        0.30%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                    NET
COST           APPRECIATION    DEPRECIATION     APPRECIATION
(000)             (000)           (000)            (000)
-----          ------------    ------------     -------------
$123,357          $2,414         $(1,203)          $1,211

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $84,832,000 and $69,276,000, respectively.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,325,000 of which $1,298,000 will expire on December 31, 2007 and $27,000 will expire on December 31, 2008. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio intends to defer to January 1, 2001 for U.S. Federal income tax purposes, post-October capital losses of $6,000.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Fixed Income Portfolio

We have audited the accompanying statement of net assets of the Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.




                                               /s/ Ernst & Young LLP



Boston, Massachusetts
February 2, 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



                   GLOBAL EQUITY PORTFOLIO



                        ANNUAL REPORT

                      DECEMBER 31, 2000

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        GLOBAL EQUITY PORTFOLIO


                           INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
[PIE CHART]


United States                  35.4%
United Kingdom                 14.9
Japan                           9.4
France                          6.6
Switzerland                     4.5
Netherlands                     4.3
Canada                          2.3
Germany                         2.2
Australia                       1.7
Ireland                         1.4
Other                          17.3
                             -------
                              100.0


TOP FIVE HOLDINGS

                                                             PERCENT OF
SECURITY                             COUNTRY                 NET ASSETS
--------                             -------                 ----------
Philip Morris Cos., Inc..          United States                2.9%
SBC Communications, Inc.           United States                2.0
Nestle S.A.                        Switzerland                  2.0
Exelon Corp.                       United States                1.8
Total Fina S.A.                    France                       1.8

TOP FIVE SECTORS

                            VALUE    PERCENT OF
        SECTOR              (000)    NET ASSETS
        ------              ------   ----------
Consumer Staples            $9,955       17.3%
Financials                   7,515       13.0
Consumer Discretionary       6,595       11.4
Materials                    6,040       10.5
Telecommunication Services   5,351        9.3



PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
WORLD INDEX
-------------------------------------

                          TOTAL RETURNS(2)
                     ---------------------------
                       ONE     AVERAGE ANNUAL
                       YEAR   SINCE INCEPTION(3)
                     -------  ------------------
PORTFOLIO........     11.46%     12.13%
INDEX(1).........    -13.18      12.02

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT
---------------------------------------
[LINE GRAPH]


Date            Global Equity Portfolio       MSCI World Index
1/2/97*                 $10,000                  $10,000
12/31/97                 12,004                   11,666
12/31/98                 13,621                   14,506
12/31/99                 14,179                   18,124
12/31/00                 15,804                   15,735

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.


The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of 11.46% compared to -13.18% for the Morgan Stanley Capital International
(MSCI) World Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 12.13% compared to 12.02% for the Index.


[SIDENOTE]
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN
THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        GLOBAL EQUITY PORTFOLIO

                      INVESTMENT OVERVIEW (CONT.)

On a sector basis, the Portfolio's underweight to technology contributed more to relative outperformance than any other factor. Despite some compression of valuation multiples in technology companies, we remain concerned about the impact of slowing U.S. growth on the earnings expectations of the sector. The Portfolio's performance was further enhanced during 2000 by strong stock selection and a continued overweight to consumer staples. Philip Morris was the single biggest contributor during 2000, as fundamentals continue to improve and litigation risks wane. The share price is up over 100% since this time last year. Unicom, which merged with Peco to form a company called Exelon, was another top contributor to performance during 2000. We remain impressed by their regulatory clarity and great balance sheet. The management teams of Unicom and Peco are clearly hard-driven shareholder value maximizers and Exelon will likely benefit from the harmonic combination of the two management teams. General Dynamics had strong performance throughout 2000, driven by improved margins at their business jet subsidiary, Gulfstream. While stock selection in health care was strong throughout the year, the Portfolio's underweight to that sector detracted from performance. NTT showed stock specific weakness, but is likely to benefit from demand for fixed-line telecoms.

Last year was good to value investors overweighted to high quality defensive businesses. In a hard landing scenario even the consumer staples sector will likely suffer earnings disappointments (as it did following the Asia crisis in '98). However, given the gearing of technology and banking profits to the economy, consumer staples still look relatively attractive to us. Of note, the Portfolio's weighting to the U.S. has risen moderately in the last year (remains underweight) as the weakness in that market has thrown up value opportunities on a global basis. We believe our switch early in 2000 from Spain's Telefonica to SBC Communications is an example of the emerging value potential in the U.S.

The Portfolio remains well positioned in the current environment, balancing an underweight in technology with a continued overweight to consumer staples.

January 2001

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        GLOBAL EQUITY PORTFOLIO

                      STATEMENT OF NET ASSETS
                         DECEMBER 31, 2000



                                                      VALUE
  SHARES                                               (000)
------------------------------------------------------------
COMMON STOCKS (88.8%)
  AUSTRALIA (1.7%)

  157,730  CSR Ltd.................................. $  411
   77,580  Westpac Banking Corp., Ltd...............    569
                                                     --------
                                                        980
                                                     --------
   BELGIUM (0.4%)
    4,580  Delhaize Le Lion.........................    218
                                                     --------
   CANADA (2.3%)
    8,050  Potash Corp. of Saskatchewan, Inc........    629
   15,897  Telus Corp...............................    440
    9,199  Telus Corp. (Non Voting).................    241
                                                     --------
                                                      1,310
                                                     --------
   CHINA/HONG KONG (1.2%)
  180,000  Hong Kong Electric Holdings Ltd.........     665
                                                     --------
   DENMARK (0.5%)
    7,610  Danisco A.S.............................     313
                                                     --------
   FRANCE (6.6%)
    6,860  Alcatel S.A.............................     390
   10,010  Aventis S.A.............................     879
    3,550  Groupe Danone...........................     535
    3,650  Lafarge S.A.............................     306
   10,130  Pernod Ricard...........................     699
    6,810  Total Fina S.A., Class B................   1,013
                                                     --------
                                                      3,822
                                                     --------
   GERMANY (2.2%)
   13,279  BASF AG.................................     604
   13,180  Bayer AG................................     692
                                                     --------
                                                      1,296
                                                     --------
   IRELAND (1.4%)
   33,700  Bank of Ireland plc.....................     335
   71,651  Green Property plc......................     474
                                                     --------
                                                        809
                                                     --------
   ITALY (1.4%)
   58,150  ENI S.p.A...............................     371
    3,847  Seat-Pagine Gialle S.p.A................       9
   68,700  Telecom Italia S.p.A....................     413
                                                     --------
                                                        793
                                                     --------
   JAPAN (9.4%)
       37  DDI Corp................................     178
   14,000  Fuji Photo Film Ltd.....................     585
   21,000  Fujitsu Ltd.............................     309
   57,000  Hitachi Ltd.............................     507
   12,000  Matsushita Electric Industrial Co., Ltd.     286
   38,000  Mitsubishi Electric Corp................     233
   36,000  Mitsui & Co., Ltd.......................     226
   13,000  NEC Corp................................     237
      103  Nippon Telegraph & Telephone Corp.......     741
   23,000  Sankyo Co., Ltd.........................     551
   23,000  Sumitomo Bank Ltd.......................     236
   54,000  Sumitomo Marine & Fire Insurance Co.....     348
  155,000  Tokyo Gas Co............................     458
   38,000  Toppan Printing Co., Ltd................     330

                                                        VALUE
   SHARES                                               (000)
-------------------------------------------------------------
   32,000  Toshiba Corp.                               $214
                                                     --------
                                                      5,439
                                                     --------
   NETHERLANDS (4.3%)
    9,970  Akzo Nobel N.V..........................     535
    8,447  ING Groep N.V...........................     675
   12,331  Koninklijke (Royal) Philips Electronics
              N.V..................................     452
   13,060  Royal Dutch Petroleum Co................     791
                                                     --------
                                                      2,453
                                                     --------
   SINGAPORE (0.5%)
   41,000  United Overseas Bank Ltd................     307
                                                     --------
   SOUTH KOREA (0.2%)
    1,900  Samsung Electronics Co. GDR.............     135
                                                     --------
   SPAIN (0.9%)
    3,120  Iberdrola S.A...........................      39
   18,200  Repsol S.A..............................     291
(a)12,930  Telefonica S.A..........................     214
                                                     --------
                                                        544
                                                     --------
   SWEDEN (1.0%)
   76,470  Nordbanken Holding AB...................     579
                                                     --------
   SWITZERLAND (4.5%)
      180  Cie Financiere Richemont AG, Class A....     481
      332  Holderbank Financiere Glarus AG, Class
              B (Bearer)...........................     399
      483  Nestle S.A. (Registered)................   1,126
    1,040  Swisscom AG (Registered)................     271
      161  Syngenta AG.............................       9
    1,950  UBS AG (Registered).....................     318
                                                     --------
                                                      2,604
                                                     --------
   UNITED KINGDOM (14.9%)
  125,600  Allied Domecq plc.......................     830
    6,500  AstraZeneca plc.........................     328
   85,600  BAE Systems plc.........................     489
   70,449  Blue Circle Industries plc..............     464
   35,700  British Airport Authority plc...........     330
   41,200  British Telecommunications plc..........     352
  126,850  Cadbury Schweppes plc...................     878
   63,706  Diageo plc..............................     714
   22,700  GKN plc.................................     240
(a)25,825  Granada Compass plc.....................     281
   39,800  Great Universal Stores plc..............     312
   55,200  Imperial Tobacco Group plc..............     574
   94,500  J. Sainsbury plc........................     561
   50,943  Reckitt Benckiser plc...................     702
   98,200  Rolls - Royce plc.......................     291
    5,700  Scottish and Southern Energy plc........      53
  110,600  Vodafone Group plc......................     406
   58,976  WPP Group plc...........................     768
                                                     --------
                                                      8,573
                                                     --------
   UNITED STATES (35.4%)
   35,591  Albertson's, Inc........................     943
   27,750  Alcoa, Inc..............................     930
    2,060  American Home Products Corp.............     131

 The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        GLOBAL EQUITY PORTFOLIO

                      STATEMENT OF NET ASSETS (CONT.)
                         DECEMBER 31, 2000


                                                      VALUE
  SHARES                                               (000)
------------------------------------------------------------
   UNITED STATES  (CONT.)
   10,265  B. F. Goodrich Co....................... $   373
(a)11,050  BJ's Wholesale Club, Inc................     424
   18,520  Boise Cascade Corp......................     623
   11,630  Borg-Warner Automotive, Inc.............     465
    5,160  Bristol-Myers Squibb Co.................     382
(a)24,000  Cadiz, Inc..............................     215
   21,501  Chase Manhattan Corp....................     977
    8,090  Deere & Co..............................     371
   14,735  Exelon Corp.............................   1,035
   12,790  First Data Corp.........................     674
   12,870  General Dynamics Corp...................   1,004
(a)17,416  GenRad, Inc.............................     174
   14,077  Georgia Pacific Corp....................     438
    5,640  Honeywell International, Inc............     267
    9,520  Houghton Mifflin Co.....................     441
    7,660  Lockheed Martin Corp....................     260
    7,640  MBIA, Inc...............................     566
    2,300  McGraw-Hill Cos., Inc...................     135
   13,050  Mellon Financial Corp...................     642
    4,200  Merrill Lynch & Co......................     286
   19,000  Metlife, Inc............................     665
(a)17,390  NCR Corp................................     854
    6,900  New York Times Co., Class A.............     276
    3,100  Northrop Grumman Corp...................     257
   13,931  Pharmacia Corp..........................     850
   37,440  Philip Morris Cos., Inc.................   1,647
    6,640  Rockwell International Corp.............     316
   23,750  SBC Communications, Inc.................   1,134
   22,080  Sears Roebuck & Co......................     767
   16,680  Tupperware Corp.........................     341
   18,390  U.S. Bancorp............................     537
   19,195  Verizon Communications, Inc.............     962
    5,140  Xerox Corp..............................      24
                                                    --------
                                                     20,386
                                                    --------
TOTAL COMMON STOCKS (COST $47,640).................  51,226
                                                    --------
TOTAL FOREIGN & U.S. SECURITIES (88.8%)
(COST $47,640).....................................  51,226
                                                    --------


   FACE
  AMOUNT
  (000)
--------------
SHORT-TERM INVESTMENT (10.4%)
  REPURCHASE AGREEMENT (10.4%)
(b)$5,973  Chase Securities, Inc., 5.60%, dated
           12/29/00, due 1/2/01 (COST $5,973).....    5,973
                                                    --------
FOREIGN CURRENCY (0.4%)
AUD   16  Australian Dollar.......................        9
GBP  170  British Pound...........................      254
                                                    --------
   TOTAL FOREIGN CURRENCY (COST $261).............      263
                                                    --------

                                                       VALUE
                                                       (000)
------------------------------------------------------------
   TOTAL INVESTMENTS (99.6%) (COST $53,874).......  $57,462
                                                    --------
OTHER ASSETS (0.6%)
  Cash...................................     $  2
  Receivable for Portfolio Shares Sold...      164
  Dividends Receivable...................       99
  Receivable for Investments Sold........       62
  Foreign Withholding Tax Reclaim
    Receivable...........................       32
  Interest Receivable....................        3
  Other..................................        1      363
                                              -----
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable.......      (71)
  Shareholder Reporting Expense Payable..      (40)
  Administrative Fees Payable............      (17)
  Professional Fees Payable..............      (16)
  Custodian Fees Payable.................      (11)
  Payable for Portfolio Shares Redeemed..       (6)    (161)
                                              ----- --------
NET ASSETS (100%) ................................  $57,664
                                                    ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 4,373,002 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....  $ 13.19
                                                    ========
NET ASSETS CONSIST OF:
Paid-in Capital..................................   $54,325
Distributions in Excess of Net Realized Gain.....      (269)
Unrealized Appreciation on Investments and
  Foreign Currency Translations..................     3,608
                                                    --------
NET ASSETS.......................................   $57,664
                                                    ========

----------------------------------------------------------

(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.


GDR -- Global Depositary Receipt

-------------------------------------------------------------------
      SUMMARY OF FOREIGN & U.S. SECURITIES BY SECTOR
                      CLASSIFICATION

                                   VALUE        % OF NET
 SECTOR                            (000)         ASSETS
 ------                            -----        --------
Consumer Staples                $ 9,955          17.3%
Financials                        7,515          13.0
Consumer Discretionary            6,595          11.4
Materials                         6,040          10.5
Telecommunication Services        5,351           9.3
Industrials                       5,091           8.8
Health Care                       3,120           5.4
Information Technology            2,844           4.9
Energy                            2,466           4.3
Utilities                         2,249           3.9
                                 ------          ----
Total Foreign & U.S. Securities $51,226          88.8%
                                 ======          ====


 The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        GLOBAL EQUITY PORTFOLIO

                      STATEMENT OF OPERATIONS

                                                                                  YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                                       (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                                           $1,124
  Interest                                                                               203
  Less: Foreign Taxes Withheld                                                           (80)
                                                                                      -------
    Total Income                                                                       1,247
                                                                                      -------
EXPENSES:
  Investment Advisory Fees                                                               398
  Less: Fees Waived                                                                     (136)
                                                                                      -------
  Net Investment Advisory Fees                                                           262
  Administrative Fees                                                                    140
  Shareholder Reporting                                                                   70
  Custodian Fees                                                                          58
  Professional Fees                                                                       41
  Directors' Fees and Expenses                                                             2
  Other                                                                                    4
                                                                                      -------
    Net Expenses                                                                         577
                                                                                      -------
NET INVESTMENT INCOME                                                                    670
                                                                                      -------
NET REALIZED GAIN ON:
  Investments Sold                                                                     2,592
  Foreign Currency Transactions                                                          451
                                                                                      -------
    Net Realized Gain                                                                  3,043
                                                                                      -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                          2,091
  Foreign Currency Translations                                                         (206)
                                                                                      -------
  Change in Unrealized Appreciation/Depreciation                                       1,885
                                                                                      -------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                   4,928
                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $5,598
                                                                                      ======

-------------------------------------------------------------------------------

                          STATEMENT OF CHANGES IN NET ASSETS


                                                               YEAR ENDED         YEAR ENDED
                                                        DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                    (000)              (000)
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                          $   670             $   510
  Net Realized Gain                                                3,043               2,704
  Change in Unrealized Appreciation/Depreciation                   1,885              (1,407)
                                                                 -------             -------
  Net Increase in Net Assets Resulting from Operations             5,598               1,807
                                                                 -------             -------
DISTRIBUTIONS
  Net Investment Income                                           (1,089)               (528)
  In Excess of Net Investment Income                                  --                 (47)
  Net Realized Gain                                               (3,222)             (2,231)
  In Excess of Net Realized Gain                                    (269)                 --
                                                                 -------             -------
Total Distributions                                               (4,580)             (2,806)
                                                                 -------             -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                      25,907              19,379
  Distributions Reinvested                                         4,580               2,806
  Redeemed                                                       (22,732)            (15,848)
                                                                 -------             -------
  Net Increase in Net Assets Resulting from Capital
   Share Transactions                                              7,755               6,337
                                                                 -------             -------
  Total Increase in Net Assets                                     8,773               5,338
                                                                 -------             -------
NET ASSETS:
  Beginning of Period                                             48,891              43,553
                                                                 -------             -------
  End of Period (including distributions in excess of
    net investment income of $47 in 1999)                        $57,664             $48,891
                                                                 =======             =======

---------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                              1,985               1,460
    Shares Issued on Distributions Reinvested                        348                 223
    Shares Redeemed                                               (1,757)             (1,200)
                                                                 -------             -------
    Net Increase in Capital Shares Outstanding                       576                 483
                                                                 =======             =======
---------------------------------------------------------------------------------------------



 The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        GLOBAL EQUITY PORTFOLIO

                      FINANCIAL HIGHLIGHTS



                                                                                                      PERIOD FROM
                                                              YEAR ENDED DECEMBER 31,                JANUARY 2, 1997*
                                                      -----------------------------------------      TO DECEMBER 31,
                                                      2000           1999           1998                  1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 12.88       $ 13.14         $ 11.74               $ 10.00
                                                     -------       --------        -------               --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                0.18          0.14            0.10                  0.08
   Net Realized and Unrealized Gain                     1.27          0.38            1.48                  1.92
                                                     -------       --------        -------               --------
     Total from Investment Operations                   1.45          0.52            1.58                  2.00
                                                     -------       --------        -------               --------
DISTRIBUTIONS
   Net Investment Income                               (0.27)        (0.14)          (0.09)                (0.08)
   In Excess of Net Investment Income                     --         (0.02)             --                    --
   Net Realized Gain                                   (0.80)        (0.62)          (0.09)                (0.18)
   In Excess of Net Realized Gain                      (0.07)           --              --                    --
                                                     -------       --------        -------               --------
     Total Distributions                               (1.14)        (0.78)          (0.18)                (0.26)
                                                     -------       --------        -------               --------
NET ASSET VALUE, END OF PERIOD                       $ 13.19       $ 12.88         $ 13.14                $ 11.74
                                                     =======       ========        =======               ========
TOTAL RETURN                                           11.46%         4.10%          13.47%                 20.04%
                                                     =======       ========        =======               ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                    $57,664       $48,891         $43,553                $14,707
Ratio of Expenses to Average Net Assets                 1.15%         1.15%           1.15%                  1.15%**
Ratio of Net Investment Income to Average Net
   Assets                                               1.35%         1.10%           1.03%                  1.24%**
Portfolio Turnover Rate                                   58%           40%             22%                    20%
---------------
Effect of Voluntary Expense Limitation During
   the Period:
   Per Share Benefit to Net Investment Income         $ 0.04        $ 0.04          $ 0.04                 $ 0.09
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                       1.43%         1.48%           1.63%                  2.43%**
   Net Investment Income (Loss) to Average Net          1.07%         0.77%           0.56%                 (0.04)%**
     Assets

-----------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized


 The accompanying notes are an integral part of the financial statements.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2000

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

- investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.


Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           DECEMBER 31, 2000

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex- dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONT.)
                          DECEMBER 31, 2000



                                         FROM
                              FIRST      $500         MORE
                              $500    MILLION TO      THAN
PORTFOLIO                    MILLION  $1 BILLION   $1 BILLION
---------                    -------  ----------   ----------

Global Equity                 0.80%     0.75%      0.70%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                  NET
    COST      APPRECIATION     DEPRECIATION   APPRECIATION
   (000)          (000)           (000)          (000)
------------  ------------     ------------  --------------
$53,831        $6,368          ($3,000)       $3,368

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $29,041,000 and $27,008,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000. During the year ended December 31, 2000, the portfolio incurred $6,871 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post- October capital losses of $51,000.

At December 31, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Global Equity Portfolio

We have audited the accompanying statement of net assets of the Global Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 31.88%.

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $3,324,000.

For the year ended December 31, 2000, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $80,000 and has derived gross income from sources within foreign countries in the amount of approximately $759,000.

                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
         Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited; Managing
         Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts, 02116-5072

-----------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/int.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO


                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                              INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------

[PIE CHART]

Communications Fixed         (15.9%)
Cable                        (13.1%)
Communications Mobile         (9.6%)
Health Care                   (6.4%)
Gaming                        (6.3%)
Paper & Packaging             (4.2%)
Media                         (4.1%)
Retail                        (4.1%)
Chemicals                     (3.5%)
Real Estate                   (3.1%)
Other                        (29.7%)


TOP FIVE HOLDINGS

                                                    PERCENT OF
ISSUE                               INDUSTRY        NET ASSETS
-----                              ----------      ------------
Nextel Communications, Inc.     Communications:
  0.00%, 9/15/07                Mobile                 2.5%
Winstar Communications, Inc.    Communications:
  0.00%, 4/15/10                Fixed                  1.7
Tenet Healthcare Corp.
  8.625%, 1/15/07               Health Care            1.6
Global Crossing Holdings, Ltd.  Communications:
  9.625%, 5/15/08               Fixed                  1.5
International Game Technology
  8.375%, 5/15/09               Gaming                 1.4




PERFORMANCE COMPARED TO THE CS FIRST
BOSTON HIGH YIELD INDEX AND SALOMON
HIGH-YIELD MARKET INDEX
--------------------------------------

                          TOTAL RETURNS(3)
                      -----------------------
                       ONE    AVERAGE ANNUAL
                       YEAR        SINCE
                                INCEPTION(4)
                       ----     ----------
PORTFOLIO........... -10.59%      3.32%
CS FIRST BOSTON
  INDEX(1)..........  -5.21       2.71
SALOMON INDEX(2)....  -5.67       3.08

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.

3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

4. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
[LINE CHART]


               SALOMON
              HIGH-YIELD     HIGH YIELD     CS FIRST
LABEL         MARKET INC.    PORTFOLIO     BOSTON INDEX
------        -----------    ----------    ------------
1/2/97*        $10,000        $10,000       $10,000
12/31/97        11,354         11,353        11,265
12/31/98        15,453         16,802        11,330
12/31/99        11,968         12,744        11,702
12/31/2000      11,289         11,394        11,092

 ---- High Yield Portfolio
 ---- CS First Boston Index
 ---- Salomon Index
    * Commencment of Operations


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The High Yield Portfolio seeks to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           HIGH YIELD PORTFOLIO

                       INVESTMENT OVERVIEW (CONT.)

For the year ended December 31, 2000, the Portfolio had a total return of -10.59% compared to -5.21% for the CS First Boston High Yield Index (the "Index") and -5.67% for the Salomon High-Yield Market Index. For the period from inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 3.32% compared to 2.71% for the Index and 3.08% for the Salomon High-Yield Market Index.

The past year was one of the worst in the history of the high yield market, with high yield indices posting sharply negative total returns.

There were many reasons for the poor performance. The NASDAQ's decline, disappointing earnings announcements, concerns regarding the telecom industry's large funding requirements, declining credit quality among high yield issuers, and fears of a "hard landing" for the U.S. economy all served to create an unfavorable environment for investors. Consequently, demand for high yield securities declined and mutual fund flows turned negative. As a result, yield spreads widened by nearly 400 basis points and closed the year at 959 basis points over U.S. Treasuries - the widest level seen in the high yield market since the "credit crunch" and recession period of 1990-91.

Our sector and security selection decisions in the telecommunication sector, where we had an overweight compared to the Index, were a key factor behind the Portfolio's underperformance relative to the Index. Our underweight in the energy sector also detracted from performance, as this sector turned out to be the best performer in the market due to high oil prices and the perceived safety it offered in an uncertain economic environment. On the positive side, our higher credit quality had a favorable effect on performance during a period in which BB rated securities performed much better than lower-rated bonds. Our overweight in the gaming sector and favorable security selection decisions within both the healthcare and real estate sectors also contributed to results.

As we enter 2001, we see great value in the telecommunication sector and maintain an overweight in this area. To a lesser extent, we remain overweight in the gaming, healthcare, and cable sectors. We also maintain our underweight in the energy sector due to valuation concerns, as well as most other cyclical sectors. The Portfolio also continued to have an above-Index credit quality and a focus on larger capitalized companies.

With yield spreads in excess of 900 basis points over Treasuries and yields in the 15% area, the high yield market offers very compelling value relative to underlying fundamental risks. Of course, unlike U.S. Treasury securities, high yield securities involve greater risk of default and tend to be more volatile than investment grade fixed income securities. We are optimistic regarding the prospects for attaining much better relative and absolute performance in the high yield market in the coming year.

January 2001

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                            HIGH YIELD PORTFOLIO

                                         STATEMENT OF NET ASSETS
                                            DECEMBER 31, 2000



  FACE
 AMOUNT                                                   VALUE
  (000)                                                   (000)
---------------------------------------------------------------
FIXED INCOME SECURITIES (86.5%)
  AUTOMOTIVE (2.2%)
              Ford Motor Co.
$        230               7.375%, 10/28/09............  $  230
              Hayes Lemmerz International, Inc
         700               8.25%, 12/15/08.............     451
         330               9.125%, 7/15/07, Series B...     218
              Lear Corp., Series B
         155               7.96%, 5/15/05..............     146
         100               8.11%, 5/15/09..............      91
              Tenneco, Inc., Series B
          65               11.625%, 10/15/09...........      32
                                                         ------
                                                          1,168
                                                         ------
  CABLE (13.1%)
              Adelphia Communications Corp.
         950               7.75%, 1/15/09..............     772
         525               8.375%, 2/1/08, Series B....     451
         500               9.375%, 11/15/09............     440
              British Sky Broadcasting
         505               8.20%, 7/15/09..............     479
              Cablevision S.A.
         165               13.75%, 5/1/09..............     120
              Callahan Nordrhein-Westfalen
      (a)725               14.00%, 7/15/10.............     649
              Charter Communications Holdings
         725               10.25%, 1/15/10.............     707
              CSC Holdings, Inc.
         295               7.25%, 7/15/08..............     285
         400               7.875%, 12/15/07............     401
              Echostar DBS Corp.
         625               9.375%, 2/1/09..............     606
              Multicanal S.A., Series C
         135               10.50%, 2/1/07..............      95
         200               10.50%, 4/15/18.............     120
              NTL, Inc.
GBP   (b)675               0.00%, 4/1/08...............     545
                           RCN Corp
      (b)150               0.00%, 2/15/08, Series B....      48
    (b)1,025               0.00%, 10/15/07.............     359
              Telewest plc
GBP   (b)975               0.00%, 4/15/09..............     692
              United Pan-Europe Communications NV
$        415               10.875%, 8/1/09.............     266
                                                         ------
                                                          7,035
                                                         ------
   CHEMICALS (3.5%)
              Huntsman ICI Chemicals
         625               10.125%, 7/1/09.............     608
EUR      250               10.125%, 7/1/09.............     237
              ISP Holdings, Inc., Series B,
$        600               9.00%, 10/15/03.............     456
              Lyondell Chemical Co.
$        620               9.625%, 5/1/07..............  $  601
                                                         ------
                                                          1,902
                                                         ------
  COMMUNICATIONS: FIXED (14.2%)
              Bayan Telecommunications
      (a)450               13.50%, 7/15/06.............     149
              Esprit Telecom Group Plc
EUR(c)(d)307               11.00%, 6/15/08.............       4
              Exodus Communications, Inc.
      (a)580               11.625%, 7/15/10............     516
              Focal Communications Corp.
         680               11.875%, 1/15/10............     462
      (b)125               0.00%, 2/15/08, Series B....      53
              Global Crossing Holdings, Ltd.
         850               9.625%, 5/15/08.............     799
              Globix Corp.
         505               12.50%, 2/1/10..............     187
              GT Group Telecom, Inc.
      (b)755               0.00%, 2/1/10...............     249
              Hermes Europe Railtel
         275               10.375%, 1/15/09............     113
         260               11.50%, 8/15/07.............     107
              Hyperion Telecommunications, Inc.
      (b)555               0.00%, 4/15/03..............     388
              Intermedia Communications, Inc., Series B
      (b)675               0.00%, 7/15/07..............     405
         135               8.50%, 1/15/08..............      95
         285               8.60%, 6/1/08...............     199
              Level 3 Communications, Inc.
      (b)600               0.00%, 3/15/10..............     279
              Maxcom Telecommunicaciones Sa de
                SV, Series B
         400               13.75%, 4/1/07..............     192
EUR           Netia Holdings II B.V.
         425  13.50%, 6/15/09..........................     335
              Primus Telecommunications Group, Inc.
$        285               9.875%, 5/15/08, Series B...      77
         620               11.25%, 1/5/09, Series B....     167
         175               12.75%, 10/15/09............      47
              PSINET, Inc.
         825               10.00%, 2/15/05, Series B...     214
         200               11.00%, 8/1/09..............      52
              Rhythms NetConnections, Inc., Series B,
      (b)940     0.00%, 5/15/08........................     113
         525     14.00%, 2/15/10.......................     121
              RSL Communications plc
EUR   (b)384     0.00%, 3/15/08........................      15
$        690               9.125%, 3/1/08..............      28
          85               9.875%, 11/15/09............       6
      (b)650               0.00%, 3/1/08...............      24
          90               12.00%, 11/1/08.............       6
         100               12.25%, 11/15/06............       8

   The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                            HIGH YIELD PORTFOLIO

                                      STATEMENT OF NET ASSETS (CONT.)
                                             DECEMBER 31, 2000


  FACE
 AMOUNT                                                       VALUE
  (000)                                                       (000)
-------------------------------------------------------------------
  COMMUNICATIONS : FIXED  (CONT.)
              Tele1 Europe Holding B.V.
EUR     385               13.00%, 5/15/09.............        $329
        135               11.875%, 12/1/09............         113
              Viatel, Inc.
$    (b)715               0.00%, 4/15/08..............         107
              Wam!net, Inc.
     (b)400               0.00%, 3/1/05...............          92
              Winstar Communications, Inc.
   (b)3,240               0.00%, 4/15/10..............         907
              XO Communications, Inc.
     (b)660               0.00%, 4/15/08..............         343
        275               10.75%, 11/15/08............         227
     (b)200               0.00%, 6/1/09...............          96
                                                            ------
                                                             7,624
                                                            ------
  COMMUNICATIONS : MOBILE (8.2%)
              Centennial Communications Corp.
        570               10.75%, 12/15/08............         536
              CTI Holdings S.A.
     (b)650               0.00%, 4/15/08..............         250
              Dolphin Telecommunications Plc
EUR  (b)370               0.00%, 6/1/08...............          43
$    (b)575               0.00%, 5/15/09..............          63
              Globalstar LP
     (a)450               11.375%, 2/15/04............          47
              Grupo Iusacell S.A. de C.V.
        485               14.25%, 12/1/06.............         479
              Motient, Inc., Series B,
        540               12.25%, 4/1/08..............         200
              Nextel Communications, Inc.
     (b)450               0.00%, 2/15/08..............         329
   (b)1,700               0.00%, 9/15/07..............       1,343
              Occidente y Caribe Cellular
     (b)700               0.00%, 3/15/04..............         518
              Ptc International Financial II S.A.
EUR     375               11.25%, 12/1/09.............         338
              Turkcell Iletisim Hizmetleri A.S.
$       265               12.75%, 8/1/05                       249
                                                            ------
                                                             4,395
                                                            ------
  ENERGY (2.7%)
              Husky Oil Ltd.
     (b)580               8.90%, 8/15/28..............         581
              Nuevo Energy Co.
     (a)295               9.375%, 10/1/10.............         296
              Vintage Petroleum, Inc.
        210               8.625%, 2/1/09..............         213
        340               9.75%, 6/30/09..............         360
                                                            ------
                                                             1,450
                                                            ------
  FINANCIAL (1.9%)
              Anthem Insurance Co.
     (a)455               9.125%, 4/1/10..............         443
              Golden State Holdings Escrow Corp.
$       595               7.125%, 8/1/05..............        $557
                                                            ------
                                                             1,000
                                                            ------
  FOOD & BEVERAGE (1.2%)
              Smithfield Foods, Inc.
        675               7.625%, 2/15/08.............         630
                                                            ------
  GAMING (6.3%)
              Harrahs Operating Co., Inc.
        590               7.875%, 12/15/05............         587
              Horseshoe Gaming Holding
        650               8.625%, 5/15/09.............         636
              International Game Technology
        780               8.375%, 5/15/09.............         778
              Park Place Entertainment
        300               8.50%, 11/15/06.............         310
              Station Casinos, Inc.
        550               8.875%, 12/1/08.............         539
        200               9.75%, 4/15/07..............         203
        300               10.125%, 3/15/06............         310
                                                            ------
                                                             3,363
                                                            ------
  HEALTH CARE (6.0%)
              Fresenius Medical Capital Trust II
        650               7.875%, 2/1/08..............         598
              HCA-the Healthcare Co.
        450               6.91%, 6/15/05..............         438
        300               7.15%, 3/30/04..............         296
        115               7.69%, 6/15/25..............         101
        100               8.13%, 8/4/03...............         102
        420               8.75%, 9/1/10...............         440
              Tenet Healthcare Corp.
        840               8.625%, 1/15/07.............         860
        375               8.125%, 12/1/08, Series B...         379
                                                            ------
                                                             3,214
                                                            ------
  HOTEL & LODGING (1.8%)
              Hilton Hotels Corp.
        660               7.95%, 4/15/07..............         663
              HMH Properties, Series A
        315               7.875%, 8/1/05..............         303
                                                            ------
                                                               966
                                                            ------
  GENERAL INDUSTRIAL (1.4%)
              Actuant Corp.
        305               13.00%, 5/1/09                       278
              Flower Serve Corp.
        485               12.25%, 8/15/08.............         483
                                                            ======
                                                               761
                                                            ------
  MEDIA (3.2%)
              Chancellor Media Corp., Series B
        350               8.125%, 12/15/07............         351
              Outdoor Systems, Inc.
        500               8.875%, 6/15/07.............         519

  The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                            HIGH YIELD PORTFOLIO

                                       STATEMENT OF NET ASSETS (CONT.)
                                            DECEMBER 31, 2000


  FACE
 AMOUNT                                                       VALUE
  (000)                                                       (000)
-------------------------------------------------------------------
  MEDIA  (CONT.)
             Satelites Mexicanos S.A., Series B,
$       435               10.125%, 11/1/04.............       $283
             TV azteca S.A. de C.V., Series B,
        385               10.50%, 2/15/07..............        364
             XM Satellite Radio, Inc.
     (d)325               14.00%, 3/15/10..............        179
                                                            ------
                                                             1,696
                                                            ------
  METALS (1.8%)
             Glencore Nickel Property Ltd.
        135               9.00%, 12/1/14................       101
             Murrin Murrin Holdings Ltd.
        765               9.375%, 8/31/07...............       574
             National Steel Corp., Series D,
        650              9.875%, 3/1/09.................       260
             Republic Technology International
        315               13.75%, 7/15/09...............        32
                                                            ------
                                                               967
                                                            ------
  PAPER & PACKAGING (4.2%)
             Crown Cork & Seal Finance plc
        325               7.00%, 12/15/06...............        166
             Indah Kiat Finance Mauritius
        950               10.00%, 7/1/07................        351
             Norampac, Inc.
        555               9.50%, 2/1/08.................        555
             Owens-illinois, Inc.
        210               7.35%, 5/15/08................        111
        730               7.50%, 5/15/10................        380
         45               7.80%, 5/15/18................         21
             Pacifica Papers, Inc.
        575               10.00%, 3/15/09...............        572
             Pindo Deli Financial Mauritius
        300               10.75%, 10/1/07...............        108
                                                             ------
                                                              2,264
                                                             ------
  REAL ESTATE (3.1%)
             Centex Corp.
        400               9.75%, 6/15/05................       410
             D. R. Horton, Inc.
        385               8.00%, 2/1/09.................       347
             Lennar Corp, Series B
        425               9.95%, 5/1/10.................       433
             Nortek, Inc.
        560               8.875%, 8/1/08................       496
                                                             ------
                                                             1,686
                                                             ------
  RETAIL (3.8%)


             Dr Structured Finance, Series:
        204               93-K1 A1, 6.66%, 8/15/10......       162
         65               94-K1 A1, 7.60%, 8/15/07......        57
        810               94-K1 A2, 8.375%, 8/15/15.....       596
         35               94-K2 A2, 9.35%, 8/15/19......        28


  FACE
 AMOUNT                                                       VALUE
  (000)                                                       (000)
-------------------------------------------------------------------
             HMV Media Group plc
$       200               10.25%, 5/15/08...............     $   83
GBP     265               10.875%, 5/15/08, Series B....        158
             Musicland Group, Inc.
$       370               9.00%, 6/15/03................        366
        575               9.875%, 3/15/08, Series B.....        575
                                                             ------
                                                              2,025
                                                             ------
  SERVICES (2.5%)
             Waste Management, Inc.
        390               7.00%, 10/15/06...............        376
        700               7.125%, 10/1/07...............        673
        125               7.125%, 12/15/17..............        107
        215               7.65%, 3/15/11................        208
                                                             ------
                                                              1,364
                                                             ------
  SOVEREIGN (1.0%)
             Federal Republic of Brazil
        345               11.00%, 8/17/40...............        281
             Republic of Colombia
        305               9.75%, 4/23/09................        254
                                                             ------
                                                                535
                                                             ------

  SUPERMARKET/DRUG (1.3%)
             CA FM Lease Trust
     (a)395               8.50%, 7/15/17................        389
             Stater Brothers Holdings
        350               10.75%, 8/15/06...............        287
                                                             ------
                                                                676
                                                             ------
  TECHNOLOGY (1.1%)
             Hyundai Semiconductor
     (a)125               8.25%, 5/15/04................        106
     (a)300               8.625%, 5/15/07...............        233
             Lucent Technologies, Inc
        390               6.45%, 3/15/29................        265
                                                             ------
                                                                604
                                                             ------
  TEXTILES (0.6%)
             Westpoint Stevens, Inc
        465               7.875%, 6/15/05...............        346
                                                             ------
  TRANSPORTATION (0.1%)
             Alps, Series 96-1 DX
         64               12.75%, 6/15/06...............         61
                                                             ------
  UTILITIES (1.3%)
             Aes Corp.
        625               8.50%, 11/1/07................        604
             Paiton Energy Funding
     (a)365               9.34%, 2/15/14................        109
                                                             ------
                                                                713
                                                             ------
TOTAL FIXED INCOME SECURITIES (COST $59,945)                 46,445
                                                             ------

   The accompanying notes are an intergral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                            HIGH YIELD PORTFOLIO

                                     STATEMENT OF NET ASSETS (CONT.)
                                            DECEMBER 31, 2000


                                                          VALUE
  SHARES                                                  (000)
-----------------------------------------------------------------
COMMON STOCKS (0.1%)
  UTILITIES (0.1%)
    (d)7,235          Tele1 Europe Holding ADR(cost $--@)  $   33
                                                           ------
PREFERRED STOCKS (5.4%)
  COMMUNICATIONS : FIXED (1.6%)
        608           Broadwing Communications, Inc.,
                       13.50%...........................      599
    (d)3,475          XO Communications, Inc., 14.00%...      101
    (d)3,183          XO Communications, Inc.,
                      Series B, 13.50%..................      155
                                                           ------
                                                              855
                                                           ------
  COMMUNICATIONS : MOBILE (1.3%)
    (d)6,769          Dobson Communications, PIK, 13.00%      599
      (d)112          Nextel Communications, Inc,.13.00%      113
                                                           ------
                                                              712
  HEALTH CARE (0.4%)
     200,000          Fresenius Medical Care AG, 9.00%        192
                                                           ------
  MEDIA (0.9%)
 (d)(a)5,033          Paxson Communications Corp., PIK,
                       13.25%...........................      458
   (d)(a)491          Paxson Communications Corp., PIK,
                       9.75%............................       46
                                                           ------
                                                              504
                                                           ------
  RETAIL (0.3%)
       6,400          Kmart Corp., 7.75%.................     171
                                                           ------
  OTHER (0.9%)
      (d)450          TNP Enterprises, Inc., 14.50%......     457
                                                           ------
TOTAL PREFERRED STOCKS (COST $2,993).....................   2,891
                                                           ------

 NO. OF
WARRANTS
--------
WARRANTS (0.2%)

  COMMUNICATIONS : FIXED (0.1%)
    (d)7,550          GT Group Telecom, Inc., expiring
                       2/01/10...........................      27
    (d)4,000          Maxcom Telecomunicaciones S.A.
                       de S.V., expiring 4/01/07.........     --@
(a)(d)10,500          Wam!net, Inc., expiring 3/1/05.....      12
                                                           ------
                                                               39
                                                           ------
  COMMUNICATIONS : MOBILE (0.1%)
      (d)200          Globalstar Telecommunications
                       Ltd., expiring 2/15/04............     --@
 (a)(d)2,400          Motient Corp., expiring 4/01/08....       2
    (d)3,605          Occidente y Caribe Cellular,
                       expiring 3/15/04..................      22
                                                           ------
                                                               24
                                                           ------
  MEDIA (0.0%)
    (d)1,280          Paxson Communications Corp.,
                       expiring 6/30/03..................     --@
      (d)325          XM Satellite Radio, Inc.,
                       expiring 03/15/10.................       1
                                                           ------
                                                                1
                                                           ------

  NO. OF                                                    VALUE
 WARRANTS                                                   (000)
-----------------------------------------------------------------
METALS (0.0%)
 (d)(a)3,150          Republic Technologies
           1           International, expiring 7/15/09...  $  --@
                                                           ------
OTHER (0.0%)
      (d)450          TNP Enterprises Inc., expiring
                       4/01/11...........................      14
                                                           ------
TOTAL WARRANTS (COST $70)                                      78
                                                           ------

  FACE
 AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (5.3%)
  REPURCHASE AGREEMENTS (5.1%)
  (e)$ 2,753          Chase Securities, Inc., 5.60%,
                       dated 12/29/00, Due 1/02/01.......   2,753
                                                           ------
  U.S. TREASURY SECURITIES (0.2%)
         100          U.S. Treasury Bill, 3/15/01               99
                                                           ------
TOTAL SHORT-TERM INVESTMENTS (COST $2,852)                  2,852
                                                           ------
FOREIGN CURRENCY (0.0%)
GBP
           3          British Pound (Cost $4)............       4
                                                           ------
   TOTAL INVESTMENTS (97.5%) (Cost $65,864)..............  52,303
                                                           ------
OTHER ASSETS (4.1%)
   Interest Receivable........................$1,414
   Receivable for Investments Sold............   584
   Receivable for Portfolio Shares Sold.......   201
   Receivable for Daily Variation On
    Futures Contracts.........................     3
   Other......................................     1        2,203
                                              ------
LIABILITIES (1.6%)
   Bank Overdraft Payable.....................  (327)
   Net Unrealized Loss On Foreign Currency
    Exchange Contracts........................  (200)
   Payable for Investments Purchased..........  (149)
   Shareholder Reporting Expenses Payable.....   (60)
   Payable for Portfolio Shares Redeemed......   (53)
   Investment Advisory Fees Payable...........   (17)
   Professional Fees Payable..................   (13)
   Administration Fees Payable................    (3)
   Custodian Fees Payable.....................    (3)
   Directors' Fees and Expenses Payable.......    (1)
   Other Liabilities..........................   (10)        (836)
                                              -------      ------
NET ASSETS (100%)........................................ $53,670
                                                          =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Applicable to 6,746,479 Outstanding $0.001 par
value shares (authorized 500,000,000 shares).............   $7.96
                                                          =======

   The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                         HIGH YIELD PORTFOLIO

                                     STATEMENT OF NET ASSETS (CONT.)
                                            DECEMBER 31, 2000



                                                     AMOUNT
                                                     (000)
------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital...................................   $68,913
Distributions in Excess of Net Investment Income..       (28)
Accumulated Net Realized Loss.....................    (1,516)
Unrealized Depreciation On Investments, Futures
  and Foreign Currency Translations...............   (13,699)
                                                    ---------
NET ASSETS........................................   $53,670
                                                    ========

--------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
  CURRENCY                            IN EXCHANGE                UNREALIZED
 TO DELIVER   VALUE      SETTLEMENT       FOR        VALUE       GAIN (LOSS)
    (000)     (000)        DATE          (000)       (000)         (000)
-----------   ------     ----------   ------------  -------      -----------
EUR   670     $  630       1/30/01     U.S. $  599   $ 559         $  (71)
EUR   370        348       1/30/01     U.S. $  309     309            (39)
EUR   415        391       2/12/01     U.S. $  356     356            (35)
EUR   200        188       2/26/01     U.S. $  169     169            (19)
GBP   925      1,383       2/05/01     U.S. $1,342   1,342            (41)
GBP    70        105       2/05/01     U.S. $  105     105             --
GBP    50         75       2/12/01     U.S. $   71      71             (4)
U.S.$ 118        118       1/30/01     EUR     125     118             --
U.S.$ 185        185       2/05/01     GBP     130     194              9
              ------                                ------         ------
              $3,423                                $3,223         $ (200)
              ======                                ======         =======

-------------------------------------------------------------------------------

FUTURES CONTRACTS:
At December 31, 2000, the following futures contracts were open:

                               NOTIONAL                    UNREALIZED
                 NUMBER OF      VALUE       EXPIRATION     APPRECIATION
                 CONTRACTS      (000)         DATE            (000)
                 ---------    ---------    ----------    --------------
LONG:
 10-year U.S.
 Treasury Note        18      U.S.$1,887    March 2001          $56

SHORT:
 U.K. Gilt             6      U.S.  $998    March 2001            3
                                                                ----
                                                                $59
                                                                ====

-------------------------------------------------------------------------------

(a)  -- 144A Security -- certain conditions for public sale may exist.
(b)  -- Step Bond-- coupon rate increases in increments to maturity.
        Rate disclosed is as of December 31, 2000. Maturity date disclosed is the ultimate maturity date.
(c)  -- Defaulted security.
(d)  -- Non-income producing security.
(e) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    -- Less than $500.
ADR  -- American Depositary Receipt
EUR  -- Euro
PIK -- Payment-In-Kind. Income may be paid in additional securities or in cash at the discretion of the issuer

  The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                           HIGH YIELD PORTFOLIO

                                         STATEMENT OF OPERATIONS


                                                                               YEAR ENDED
                                                                        DECEMBER 31, 2000
                                                                                    (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                     $ 6,711
  Dividends                                                                         81
                                                                               -------
     Total Income                                                                6,792
                                                                               -------

EXPENSES:
  Investment Advisory Fees                                                         288
  Less: Fees Waived                                                               (137)
                                                                               -------
  Net Investment Advisory Fees                                                     151
  Administrative Fees                                                              151
  Shareholder Reporting                                                             99
  Professional Fees                                                                 37
  Custodian Fees                                                                    11
  Directors' Fees and Expenses                                                       2
  Other                                                                              5
                                                                               -------
    Net Expenses                                                                   456
                                                                               -------
NET INVESTMENT INCOME                                                            6,336
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                              (1,197)
  Foreign Currency Transactions                                                    586
  Futures Contracts                                                                110
                                                                               -------
    Net Realized Loss                                                             (501)
                                                                               -------

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                  (11,883)
  Foreign Currency Translations                                                   (255)
  Futures Contracts                                                                 19
                                                                               -------
    Change in Unrealized Appreciation/depreciation                             (12,119)
                                                                               -------
  NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION         (12,620)
                                                                               -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(6,284)
                                                                               -------

----------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED            YEAR ENDED
                                                 DECEMBER 31, 2000     DECEMBER 31, 1999
                                                             (000)                 (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                   $ 6,336                $ 4,205
  Net Realized Loss                                          (501)                   (64)
  Change in Unrealized Appreciation/depreciation          (12,119)                  (939)
                                                          -------                -------
  Net Increase (Decrease) in Net Assets Resulting
   From Operations                                         (6,284)                 3,202
                                                          -------                -------
DISTRIBUTIONS
  Net Investment Income                                    (6,944)                (4,492)
  In Excess of Net Investment Income                          (27)                   --
                                                          -------                -------
  Total Distributions                                      (6,971)                (4,492)
                                                          -------                -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                               19,736                 38,504
  Distributions Reinvested                                  6,971                  4,492
  Redeemed                                                (19,622)               (14,925)
                                                          -------                -------
  Net Increase in Net Assets Resulting From Capital
   Share Transactions                                       7,085                 28,071
                                                          -------                -------
  Total Increase (Decrease) in Net Assets                  (6,170)                26,781
NET ASSETS:
  Beginning of Period                                      59,840                 33,059
                                                          -------                -------
End of Period (including (distributions in excess
 of)/undistributed net investment income of $(28)
 and $33, respectively)                                   $53,670                $59,840
                                                          =======                =======
-----------------------------------------------------------------------------------------

(1) Capital Share Transactions:
    Shares Subscribed                                       1,988                  3,615
    Shares Issued On Distributions Reinvested                 874                    440
    Shares Redeemed                                        (1,960)                (1,403)
                                                          -------                -------
    Net Increase in Capital Shares Outstanding                902                  2,652
                                                          =======                =======
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                           HIGH YIELD PORTFOLIO

                                          FINANCIAL HIGHLIGHTS


                                                                                                        PERIOD FROM
                                                                YEAR ENDED DECEMBER 31,              JANUARY 2, 1997*
                                                     ------------------------------------------         TO DECEMBER 31,
                                                     2000            1999           1998                     1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.24           $ 10.35        $ 10.59               $ 10.00
                                                   -------           -------        -------               -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                              1.10              0.80           0.63                  0.63
   Net Realized and Unrealized Gain (Loss)           (2.18)            (0.07)         (0.13)                 0.72
                                                   -------           -------        -------               -------
     Total from Investment Operations                (1.08)             0.73           0.50                  1.35
                                                   -------           -------        -------               -------
DISTRIBUTIONS
   Net Investment Income                             (1.20)            (0.84)         (0.62)                (0.63)
   In Excess of Net Investment Income                (0.00)+              --             --                    --
   Net Realized Gain                                    --                --          (0.08)                (0.13)
   In Excess of Net Realized Gain                       --                --          (0.04)                   --
                                                   -------           -------        -------               -------
     Total Distributions                             (1.20)            (0.84)         (0.74)                (0.76)
                                                   -------           -------        -------               -------
NET ASSET VALUE, END OF PERIOD                     $  7.96           $ 10.24        $ 10.35               $ 10.59
                                                   =======           =======        =======               ========
TOTAL RETURN
                                                    (10.59)%            7.10%          4.80%                13.53%
                                                   =======           =======        =======               ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                  $53,670           $59,840        $33,059                $12,490
Ratio of Expenses to Average Net Assets               0.80%             0.80%          0.80%                  0.80%**
Ratio of Net Investment Income to Average Net
 Assets                                              11.10%             8.70%          8.42%                  7.41%**
Portfolio Turnover Rate                                 37%               28%            48%                    78%
----------
Effect of Voluntary Expense Limitation During the
 Period:
 Per Share Benefit to Net Investment Income          $0.02             $0.03          $0.03                  $0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                     1.04%             1.11%          1.15%                 1.68%**
   Net Investment Income to Average Net Assets       10.86%             8.40%          8.07%                 6.53%**
----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
**Annualized
+ Amount is less than $0.01 per share.


     The accompanying notes are an integral part of the financial statements.

                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                       NOTES TO FINANCIAL STATEMENTS
                                            DECEMBER 31, 2000

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The objective of the Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield, fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex- dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000


exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM
                              FIRST         $500             MORE
                              $500        MILLION TO         THAN
PORTFOLIO                    MILLION      $1 BILLION       $1 BILLION
---------                    -------     ------------      -----------
High Yield                    0.50%     0.45%               0.40%



MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                    NET
    COST      APPRECIATION     DEPRECIATION     DEPRECIATION
   (000)          (000)           (000)            (000)
-----------   -------------    ------------     -------------

$65,919           $697           $(14,317)        $(13,620)

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $25,358,000 and $20,085,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2000.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $1,290,000 of which $357,000 will expire on December 31, 2007 and $933,000 will expire on December 31, 2008. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post- October capital losses of $126,000 and post-October currency losses of $226,000.

At December 31, 2000 the net assets of the Portfolio were partially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At December 31, 2000, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
High Yield Portfolio

We have audited the accompanying statement of net assets of the High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.




                                                    /s/ Ernst & Young LLP




Boston, Massachusetts
February 2, 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 1.17%.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

















-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES
IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.insdw.com/im.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                         INTERNATIONAL MAGNUM PORTFOLIO


                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                              INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]

Other*                  (14.9%)
Spain                    (1.9%)
Finland                  (2.1%)
Sweden                   (2.8%)
Italy                    (2.8%)
Germany                  (4.8%)
Netherlands              (5.9%)
Switzerland              (7.1%)
France                   (8.9%)
United Kingdom          (27.0%)
Japan                   (21.8%)

   * Of the amount shown above as "Other", a significant portion represents cash equivalents held as collateral for investments in futures contracts.


TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                          COUNTRY              NET ASSETS
--------                          -------              ----------
Vodafone Group plc                United Kingdom          3.1%
Aventis S.A.                      France                  2.1
Glaxosmithkline plc               United Kingdom          2.0
Nestle S.A.                       Switzerland             1.9
Koninklijke (Royal) Philips
  Electronics N.V.                Netherlands             1.6

TOP FIVE SECTORS

                                  VALUE                PERCENT OF
SECTOR                            (000)                NET ASSETS
------                            -----                ----------
Financials                       $10,521                  15.5%
Consumer Discretionary            10,103                  14.9
Industrials                        7,290                  10.8
Consumer Staples                   6,880                  10.2
Health Care                        6,604                   9.8


PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
EAFE INDEX

                             TOTAL RETURNS(2)
                       ----------------------------
                        ONE        AVERAGE ANNUAL
                        YEAR     SINCE INCEPTION(3)
                       ------    ------------------
PORTFOLIO ...........  -12.45%         6.41%
INDEX(1) ............  -14.17          7.69

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

[LINE GRAPH]

                  International             MSCI
Date             Magnum Portfolio        EAFE Index
1/2/97*              $10,000              $10,000
12/31/97             $10,731              $10,280
12/31/98             $11,694              $12,336
12/31/99             $14,640              $15,662
12/31/00             $12,817              $13,443

*  Commencement of operations

   In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -12.45% compared to -14.17% for the Index. From inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 6.41% compared to 7.69% for the Index.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

The year 2000 was expected to be one of market difficulties resulting from technical problems associated with the Y2K computer bug. Instead, this proved to be a non-event while the real market event was the abrupt turnaround seen in mid-March as investors soured on the technology and telecommunication sectors which had dominated market returns and had become extremely overvalued. After mounting fears of an overheating U.S. economy and the consequent interest rate hikes, investor enthusiasm for technology, media and telecommunication (TMT) stocks cooled and sent these sectors into a nosedive. This trend continued through the remainder of the year as TMT stocks were sold in favor of more defensive and less cyclically sensitive sectors such as consumer staples and pharmaceuticals.

The theme for much of the year was one of market volatility and inflation concerns which toward year-end turned into concerns over slowing global growth. U.S. market volatility, which, with the exception of 1987, was the highest since the 1930s, impacted international markets as NASDAQ declines heightened investor skittishness. Despite a brief summer rebound in anticipation of a "soft landing" for the U.S. economy, by year-end markets were pricing in the possibility of a full-blown U.S. recession, which could extend to global markets. Although international markets had been trailing their U.S. counterparts during the last decade, the second half of the year saw them mounting a comeback, due in large part to currency appreciation. EAFE markets ended the year off 14.17% underperforming the S&P 500 which closed down 9.12% but far exceeding the technology ridden NASDAQ which fell 39.29%. Despite this difficult environment, the Portfolio outperformed the Index.

All regions fell over the course of the year, but Europe was the relative outperformer of all EAFE regions, falling 8.4% in U.S. dollar terms with a much smaller 2.2% decline in local currency. Currency weakness throughout most of the year severely impacted returns for U.S. dollar-based investors as the euro depreciated over 6% over the course of the year. Perhaps more telling of the currency impact was the near 12% depreciation of the euro seen in the first half, followed by an impressive 14% appreciation off a low of $0.83 in October to end the year at $0.94. The global mania for TMT stocks continued unabated until March of 2000. The rotation in market leadership, which began at the end of the first quarter, continued throughout the year. Concerned investors abandoned TMT for the relative safety of non-cyclical defensive sectors. The main beneficiaries of this trend were formerly neglected healthcare and consumer staples, which appreciated 22.1% and 16.7%, respectively.

The Japanese equity market suffered most from the challenging environment during 2000. After ending 1999 as the top performing EAFE region with a 61.5% appreciation, Japan fell 28.2% and underperformed all EAFE regions. Despite above consensus earnings revisions posted by leading companies, share prices remained unaffected, reacting more to negative external factors such as higher U.S. interest rates, volatile NASDAQ, escalating oil prices and mounting uncertainty of optimistic calls for a "soft landing". As foreign investors raised cash and Japanese institutions aggressively unloaded their "cross-holdings" into the September half-year book-closing, share prices slumped further. The fourth quarter of 2000 was witness to internal crisis in Japan with large scale collapses of Sogo Department Store, Kyoei and Chiyoda Life Insurance as well as political turmoil caused by a "no confidence" run on Prime Minister Mori. In a final blow for negative sentiment in 2000, the potential changes to the MSCI calculation of free float for Japanese shares ensured that any potential buyers would await the outcome of MSCI's formal announcement before any allocations to Japan would be made.

Pacific ex-Japan markets slightly underperformed the Index over the course of the year, ending the period -15.6% compared to -14.2% for the Index. The region was driven by returns seen in the financial and telecommunication sectors which comprise almost two-thirds of the regional Index. General weakness in the global telecommunications sector as well as slowing global growth and its implications for financial companies dominated the markets, especially during the latter half of the period. However, signs of positive macroeconomic change have been evident, particularly during the course of the fourth quarter. In Hong Kong, accelerating domestic demand, a dip in unemployment figures, and September's trade growth, surpassed market expectations.

The Portfolio began the year overweight compared to the Index in Japan and Asia ex-Japan and underweight relative to the Index in Europe. During the first half of 2000, we reduced exposure to Asia ex-Japan in the face of a difficult period for those markets. We decreased our overweight to Japan during the fourth quarter to end the year with a neutral position in the region. We increased our exposure to Europe during the fourth quarter thereby decreasing the magnitude of our underweight to finish

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

the period with allocations of 65.8% compared to 71.5% in Europe, 22.7% compared to 22.6% in Japan, and 5.3% compared to 5.9% in Asia ex-Japan. Reducing exposure to Japan while simultaneously increasing our weighting in Europe added to performance on the margin, but on balance our regional allocation strategies neither added to nor detracted from portfolio performance.

Portfolio relative outperformance over the course of the year can be attributed directly to strong stock selection in Europe, and to a lesser degree in Japan. During the end of the first quarter, we began to take early steps to consolidate gains in Europe and to protect the Portfolio. We began trimming the Portfolio's cyclical growth exposure and adding to more defensive companies in the pharmaceuticals, food, beverage, and tobacco sectors where our research gave us confidence that we could see reliable earnings growth at reasonable valuations. By and large, we held this defensive posture throughout the balance of the year. As defensive stocks saw a return to favor in Europe, the Portfolio was positioned to reap the benefits of this turnaround.

The single largest contributor to relative outperformance for the year was our overweight to and stock selection within the consumer staples sector, which appreciated 17%. Allied Domecq (Index return, +36%) pulled out of the auction for Seagram's wine and spirits business but did acquire Mumm and Perrier-Jouet champagnes. Combined with the U.S. distribution rights for Stolichnaya vodka, Allied Domecq's underlying growth story remains intact. Nestle (+30%), Diageo (+45%), and Reckitt Benckiser (+49%) were also strong performers in the sector. Healthcare companies (+22%), particularly pharmaceuticals (+22%) were the strongest performing sector in the European market during the year. The Portfolio benefited both from its overweight to and stock selection within healthcare as Aventis (+53%), which recently surpassed Merck as the largest pharmaceutical company in the world, and Fresenius (+47%), the world's top dialysis products and services provider, were among the top contributors.

Our underweight and stock selection within European telecommunication services companies was the second largest contributor to relative performance over the year, adding a combined 158 basis points. Specifically, maintaining significant underweights to telecommunication incumbents Deustche Telekom (-46%) and France Telecom (-30%) as well as Vodafone Group (-18%) added handsomely to relative returns. The largest detractor from performance in Europe was our underweight to financials, which detracted 121 basis points as the sector rose 13%.

In Japan stock selection in information technology contributed significantly to performance. Our zero weighting in Softbank (-89%) added almost 94 basis points to relative performance during the year. Our overweight to outperforming NEC (+5%) added to performance as NEC reached new highs during the first half of the year due to the strong DRAM business and its management strategy. Retaining our underweighting of Japanese financials contributed to alpha as companies in this sector suffered from a variety of actions including the unwinding of cross-shareholdings.

OUTLOOK

The very broad sector divergences that have characterized equity market valuations and stock performance over the past year should continue to unwind throughout the coming year. In place of the broad themes such as growth compared to value or new compared to old economy, we are likely to see individual stock selection within sectors become increasingly important. The key will be the severity of the U.S. slowdown and whether or not the Fed's actions can help to put the recovery back on track.

The U.S. suffers from structural imbalances that could serve to exacerbate a slowdown in capital expenditure and consumer spending. Europe may present a more stable picture as it is earlier in the economic cycle and growth is decelerating less quickly than that of the U.S. Over the past few weeks, consensus expectations about GDP and corporate earnings growth in the U.S. have been scaled back much more dramatically than in Europe. We think that this is fair given the greater impact the bursting of the technology bubble is having on U.S. corporate spending, and the more pervasive influence of the equity market wealth effect on U.S. consumers. After lagging the U.S. for several years, European GDP and corporate profits growth are likely to be on a par with or may even exceed the U.S. in 2001.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

Within Europe, we will continue to look carefully at the risk profile of the companies we own and how susceptible they may be to a European slowdown or U.S. recession. We will also be looking for stocks with resilient long-term prospects that may have been beaten down by cyclical disappointment or market over-reactions. Having taken relatively early steps in 2000 to seek to protect the Portfolio from the bursting of the technology bubble, we will be looking for opportunities in 2001 to pick among the rubble for solid businesses at reasonable valuations. We are positive about the prospects for stock picking in Europe in 2001.

Over the last several months, valuations for Japanese equities have become increasingly reasonable in a still relatively expensive world. Although anemic, a macro recovery and continuing aggressive cost cutting by leading companies have begun to show the best signs of real growth over the last decade, particularly on the corporate level. Japan has committed to foster information technology, establishing a "Minister of IT," an office dedicated to promoting IT within government on a national level. The free cash flow generated by blue chip companies is now directed to increasing return on equity and productivity through IT, much as the U.S. experienced during the early 1990s. Furthermore, NTT may face a similar "Japanese style" break-up as did AT&T in the early 1980s which could provide a huge platform to exploit Japan's pre-eminence in digital technology, particularly the I-mode, over the next several years. On a bigger picture, just as Japan dominated the production of TVs and VCRs during the 1970s and 1980s, we believe Japan will do so with digital consumer products globally.

Recent weakness in the yen should contribute positively to international blue chip earnings over the next several months. Manufacturers in Japan have significantly increased their operating efficiency over the last 5 years and a weaker yen should increase both returns on equity and operating margins notably. Perhaps the biggest catalyst for a re-evaluation of Japan over the next year will be the accounting changes from book to mark-to-market. This greater transparency of balance sheets combined with recent amendments to the commercial code could spur a flurry of merger and acquisition activity, including hostile take-overs for the first time in Japan.

Our outlook for Asia ex-Japan remains somewhat tentative due to the region's twin sensitivity to U.S. interest rates as well as to the global TMT sectors. The recent U.S. Fed easing and the likelihood of a global easing cycle should inject much-needed liquidity into these economies, which should buoy the equity markets. Although vulnerable to further weakness in the global telecommunication and technology sectors, economies in the region are benefiting from rapid reform as well as overseas expansion. Equities in Hong Kong are also likely to gain support from falling interest rates and China's entry into the World Trade Organization, while prospects in Singapore will be closely tied to the level of global IT spending. In Australia, although short-term interest rates may decline as they have started to fall in the U.S., profitability indicators continue to deteriorate. Earnings disappointments have been prolific, and we do not anticipate that a looser monetary policy alone will be the catalyst needed for change.

January 2001

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       INTERNATIONAL MAGNUM PORTFOLIO

                           STATEMENT OF NET ASSETS
                              DECEMBER 31, 2000

                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
COMMON STOCKS (89.4%)
  AUSTRALIA (1.8%)
     3,550    AMP Ltd. ...........................  $    40
     1,850    Brambles Industries Ltd. ...........       43
     8,350    Broken Hill Proprietary Co., Ltd. ..       88
     7,650    Commonwealth Bank of Australia......      132
     2,500    CSL Ltd. ...........................       54
    30,600    ERG Ltd. ...........................       47
    30,200    Fosters Brewing Group Ltd. .........       79
     4,400    Lend Lease Corp., Ltd. .............       41
     9,680    National Australia Bank Ltd. .......      155
    19,850    News Corp., Ltd. ...................      155
    15,400    Qantas Airways Ltd. ................       30
     6,200    Rio Tinto Ltd. .....................      102
 (a)25,550    Solution 6 Holdings Ltd. ...........       16
    26,700    Telstra Corp., Ltd. ................       95
    15,700    Westpac Banking Corp. ..............      115
    10,750    WMC Ltd. ...........................       46
                                                    --------
                                                      1,238
                                                    --------
  BELGIUM (0.0%)
    (a)849    Mobistar S.A. ......................       26
                                                    --------
  CHINA/HONG KONG (1.6%)
    21,900    Asia Satellite Telecom. Holdings Ltd.      46
    27,800    Cathay Pacific Airways Ltd. ........       51
     8,400    Cheung Kong Holdings Ltd. ..........      107
    25,600    China Mobile (Hong Kong) Ltd. ......      140
       200    Dao Heng Bank Group Ltd. ...........        1
    51,700    Hong Kong & China Gas Co., Ltd. ....       76
    23,870    Hutchison Whampoa Ltd. .............      298
    60,400    Li & Fung Ltd. .....................      110
 (a)35,366    Pacific Century Cyberworks Ltd. ....       23
    11,800    Smartone Telecom. Holdings Ltd. ....       17
    11,300    Sun Hung Kai Properties Ltd. .......      113
     4,700    Swire Pacific Ltd., Class A.........       34
     5,800    Television Broadcasts Ltd. .........       30
                                                    --------
                                                      1,046
                                                    --------
  DENMARK (0.4%)
     3,100    Danisco A/S.........................      127
     2,615    Tele Danmark A/S....................      107
                                                    --------
                                                        234
                                                    --------
  FINLAND (2.1%)
        30    KCI Konecranes International plc....        1
    13,480    Metso Oyj...........................      150
    19,810    Nokia Oyj...........................      883
     3,759    Sampo Insurance Co., Ltd., Class A..      203
    14,000    Stora Enso Oyj......................      166
                                                    --------
                                                      1,403
                                                    --------
  FRANCE (8.9%)
     7,170    Alcatel.............................      407
     1,700    Assurances Generales de France......      118
    16,267    Aventis S.A. .......................    1,428
     4,981    Axa.................................      720
                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
     4,430    Banque Nationale de Paris...........  $   389
     1,160    Castorama Dubois Investissement S.A.      301
     1,010    Cie de Saint Gobain.................      159
     4,470    CNP Assurances......................      179
        76    Essilor International...............       25
     2,000    Groupe Danone.......................      301
     4,160    Pernod Ricard.......................      287
     5,190    Schneidner S.A. ....................      379
     5,900    STMicroelectronics N.V. ............      258
  (a)1,353    Thomson Multimedia..................       63
     6,676    Total Fina S.A., Class B............      993
                                                    --------
                                                      6,007
                                                    --------
  GERMANY (3.6%)
     2,609    Adidas-Saloman AG...................      159
     3,755    BASF AG.............................      171
     7,878    Bayer AG............................      413
     3,159    Bayerische Hypo-und Vereinsbank AG..      177
     2,604    Deutsche Bank AG....................      220
    33,185    Deutsche Post AG....................      714
    11,398    Dresdner Bank AG....................      498
       867    SAP AG..............................      101
                                                    --------
                                                      2,453
                                                    --------
  ITALY (2.8%)
    54,900    Banco Intesa S.p.A. ................      264
   110,610    ENI S.p.A. .........................      706
     1,168    Seat-Pagine Gialle S.p.A. ..........        2
    17,500    Telecom Italia Mobile S.p.A. .......      140
    37,580    Telecom Italia S.p.A. ..............      416
    65,450    Unicredito Italiano S.p.A. .........      342
                                                    --------
                                                      1,870
                                                    --------
  JAPAN (21.8%)
     5,600    Aiwa Co., Ltd. .....................       43
    36,000    Amada Co., Ltd. ....................      267
     7,000    Bank of Tokyo-Mitsubishi Ltd. ......       70
    13,000    Canon, Inc. ........................      454
    28,000    Casio Computer Co., Ltd. ...........      236
    17,000    Dai Nippon Printing Co., Ltd. ......      253
    46,000    Daicel Chemical Industries Ltd. ....      139
    30,000    Daifuku Co., Ltd. ..................      175
    23,000    Daikin Industries Ltd. .............      442
    22,000    Denki Kagaku Kogyo K K..............       76
     7,200    Familymart Co., Ltd. ...............      182
     7,800    Fuji Machine Manufacturing Co. .....      209
    13,000    Fuji Photo Film Ltd. ...............      543
    16,000    Fujitec Co., Ltd. ..................       78
    27,000    Fujitsu Ltd. .......................      397
    12,000    Furukawa Electric Co. ..............      209
    15,500    Hitachi Credit Corp. ...............      295
    48,000    Hitachi Ltd. .......................      427
     6,000    House Foods Corp. ..................       78
    35,000    Kaneka Corp. .......................      331
    17,000    Kurita Water Industries Ltd. .......      222

  The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       INTERNATIONAL MAGNUM PORTFOLIO

                       STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000

                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
  JAPAN (CONT.)
     3,800    Kyocera Corp. ......................  $   414
    12,000    Kyudenko Co., Ltd. .................       36
    18,000    Lintec Corp. .......................      161
    21,000    Matsushita Electric Industrial Co.,
                 Ltd. ............................      501
    25,000    Minebea Co., Ltd. ..................      231
    54,000    Mitsubishi Chemical Corp. ..........      142
    17,000    Mitsubishi Estate Co., Ltd. ........      181
    63,000    Mitsubishi Heavy Industries Ltd. ...      274
    13,000    Mitsubishi Logistics Corp. .........      114
    13,000    Mitsumi Electric Co., Ltd. .........      216
     9,000    Nagase & Co., Ltd. .................       33
    26,000    NEC Corp. ..........................      475
    16,000    Nifco, Inc. ........................      150
     3,900    Nintendo Corp., Ltd. ...............      613
    13,000    Nippon Meat Packers, Inc. ..........      177
        49    Nippon Telegraph & Telephone Corp. .      352
    59,000    Nissan Motors Co., Ltd. ............      339
     7,000    Nissei Sangyo Co., Ltd. ............       75
     8,000    Nissha Printing Co., Ltd. ..........       41
     9,000    Ono Pharmaceutical Co., Ltd. .......      352
    28,000    Ricoh Co., Ltd. ....................      516
     7,900    Rinnai Corp. .......................      130
     1,300    Rohm Co., Ltd. .....................      247
     9,000    Ryosan Co., Ltd. ...................      153
     3,000    Sangetsu Co., Ltd. .................       40
    15,000    Sankyo Co., Ltd. ...................      359
    30,000    Sanwa Shutter Corp. ................       60
    36,000    Sekisui Chemical Co. ...............      102
    32,000    Sekisui House Co., Ltd. ............      292
    26,000    Shin-etsu Polymer Co., Ltd. ........      141
     7,100    Sony Corp. .........................      490
    23,000    Suzuki Motor Co., Ltd. .............      245
     4,000    TDK Corp. ..........................      389
     8,600    Tokyo Electric Power Co., Inc. .....      213
    61,000    Toshiba Corp. ......................      407
     8,000    Toyota Motor Corp. .................      255
    40,000    Tsubakimoto Chain Co. ..............      120
    17,000    Yamaha Corp. .......................      166
     9,000    Yamanouchi Pharmaceutical Co. ......      388
                                                    --------
                                                     14,716
                                                    --------
  NETHERLANDS (5.9%)
     5,184    ABN AMRO Holding N.V. ..............      118
     8,160    Akzo Nobel N.V. ....................      438
 (a)11,140    ASM Lithography Holding N.V. .......      253
     5,902    Buhrmann N.V. ......................      158
     8,210    Fortis (NL) N.V. ...................      267
    16,700    Getronics N.V. .....................       98
     2,040    Gucci Group N.V. ...................      177
     6,508    ING Groep N.V. .....................      520
     8,600    Koninklijke (Royal) KPN N.V. .......       99
    29,691    Koninklijke (Royal) Philips
                 Electronics N.V. ................    1,088
     9,620    Koninklijke Ahold N.V. .............      310
                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
     7,230    Royal Dutch Petroleum Co. ..........  $   443
                                                    --------
                                                      3,969
                                                    --------
  NEW ZEALAND (0.0%)
    11,800    Telecom Corp. of New Zealand Ltd. ..       25
                                                    --------
  PORTUGAL (0.5%)
    24,850    Banco Comercial Portugues, S.A.
                 (BCP)............................      132
    42,000    Electricidade De Portugal S.A. .....      139
    10,680    Portugal Telecom S.A. ..............       97
                                                    --------
                                                        368
                                                    --------
  SINGAPORE (1.2%)
 (a)16,000    Chartered Semiconductor.............       44
    (a)200    Chartered Semiconductor ADR.........        5
    12,000    City Developments Ltd. .............       56
    13,793    DBS Group Holdings Ltd. ............      156
    12,000    Keppel Corp., Ltd. .................       23
 (a)31,000    Neptune Orient Lines Ltd. ..........       24
    29,000    Omni Industries Ltd. ...............       43
     8,450    Oversea-Chinese Banking Corp.
                 (Local)..........................       63
    10,420    Overseas Union Bank Ltd. ...........       49
    10,000    Sembcorp Logistics Ltd. ............       55
     7,000    Singapore Airlines Ltd. (Local).....       70
     6,000    Singapore Press Holding Ltd. .......       89
     9,504    United Overseas Bank Ltd. (Local)...       71
    12,000    Venture Manufacturing Ltd. .........       80
                                                    --------
                                                        828
                                                    --------
  SPAIN (1.9%)
 (a)28,130    Amadeus Global Travel Distribution
                 S.A. ............................      209
    15,100    Banco Bilbao Vizcaya Argentaria S.A.      225
     4,920    Banco Popular Espanol S.A. .........      171
     7,400    Repsol S.A. ........................      118
    33,670    Telefonica S.A. ....................      556
                                                    --------
                                                      1,279
                                                    --------
  SWEDEN (2.8%)
    13,290    Assa Abloy AB.......................      260
     9,100    Autoliv, Inc., Swedish Depositary
                 Receipt..........................      143
    12,595    Foreningssparbanken AB..............      193
    88,957    Nordbanken Holding AB...............      674
    11,580    Scandic Hotels AB...................      153
     6,090    Svenska Cellulosa AB................      129
    17,000    Svenska Handelsbanken, Class A......      291
    13,200    Swedish Match AB....................       51
                                                    --------
                                                      1,894
                                                    --------
  SWITZERLAND (7.1%)
       250    Adecco S.A. (Registered)............      157
       194    Cie Financiere Richemont AG, Class A      519
       245    Holderbank Financiere Glarus AG,
                 Class B (Bearer).................      295
       548    Nestle S.A. (Registered)............    1,278
       594    Novartis AG (Registered)............    1,050
        26    Roche Holding AG....................      265
       115    Schindler Holding AG (Registered)...      181
  (a)4,255    Syngenta AG.........................      228

  The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       INTERNATIONAL MAGNUM PORTFOLIO

                       STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000

                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
  SWITZERLAND  (CONT.)
       157    Syngenta AG.........................  $     8
       225    Syngenta AG (Combined Shares).......       70
     3,560    UBS AG..............................      581
       281    Zurich Financial Services AG........      169
                                                    --------
                                                      4,801
                                                    --------
  UNITED KINGDOM (27.0%)
   110,150    Allied Domecq plc...................      728
     7,570    AstraZeneca group plc...............      377
     6,335    AstraZeneca plc.....................      320
    21,400    BAA plc.............................      198
    39,300    BAE Systems plc.....................      224
        46    Bank of Scotland....................      --@
    22,000    Barclays plc........................      681
    44,593    BG Group plc........................      175
    16,368    Blue Circle Industries plc..........      108
    18,750    BOC Group plc.......................      285
    35,220    BP Amoco plc........................      284
    37,400    British American Tobacco plc........      285
    88,970    British Telecom plc.................      761
   118,900    Cadbury Schweppes plc...............      823
    41,880    Centrica plc........................      162
    67,583    Diageo plc..........................      757
 (a)60,540    Egg plc.............................      110
     9,560    EMAP plc............................      122
    16,400    GKN plc.............................      173
 (a)48,465    Glaxosmithkline plc.................    1,369
 (a)64,081    Granada Compass plc.................      698
    72,870    Great Universal Stores plc..........      572
    14,800    Halma plc...........................      31
     7,000    HSBC Holdings plc...................      104
    42,950    Imperial Tobacco Group plc..........      447
    55,100    Invensys plc........................      129
 (a)48,693    Lattice Group plc...................      110
    22,200    Lloyds TSB Group plc................      235
    58,370    Prudential Corp. plc................      939
    42,496    Reckitt Benckiser plc...............      586
    32,730    Reed International plc..............      342
   163,300    Rentokil Initial plc................      564
    10,900    RMC Group plc.......................       96
    95,695    Rolls - Royce plc...................      283
    35,800    Sainsbury (J) plc...................      212
    35,000    Scottish & Southern Energy plc......      324
    92,750    Shell Transport & Trading Co. ......      761
       339    Smith & Nephew plc..................        2
    40,349    Smiths Group plc....................      487
    33,900    SSL International plc...............      253
    41,825    Tesco plc...........................      170
   580,146    Vodafone Group plc..................    2,129
    30,200    Wolseley plc........................      208
    49,780    WPP Group plc.......................      649
                                                    --------
                                                     18,273
                                                    --------
TOTAL COMMON STOCKS (COST $57,279)................   60,430
                                                    --------
                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
PREFERRED STOCKS (1.2%)
  GERMANY (1.2%)
     1,366    Fresenius AG........................  $   363
     6,130    Henkel KGaA.........................      397
       313    Hugo Boss AG........................       84
                                                    --------
TOTAL PREFERRED STOCKS (COST $708)................      844
                                                    --------
TOTAL FOREIGN SECURITIES (90.6%) (COST $57,987)...   61,274
                                                    --------

   FACE
  AMOUNT
  (000)
------------
SHORT-TERM INVESTMENT (14.6%)
  REPURCHASE AGREEMENT (14.6%)
(b)$ 9,855    Chase Securities, Inc., 5.60%,
                 dated  12/29/00, due 01/02/01
                 (COST $9,855)....................    9,855
                                                    --------
FOREIGN CURRENCY (0.2%)
AUD     32    Australian Dollar...................       18
GBP     82    British Pound.......................      122
EUR      5    Euro................................        5
HKD     50    Hong Kong Dollar....................        6
SGD      6    Singapore Dollar....................        3
NZD      2    New Zealand Dollar..................        1
                                                    --------
TOTAL FOREIGN CURRENCY (COST $155)................      155
                                                    --------
  TOTAL INVESTMENTS (105.4%) (COST $67,997).......   71,284
                                                    --------
OTHER ASSETS (2.1%)
  Due from Broker.......................  $   693
  Receivable for Portfolio Shares Sold..      390
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts.........      198
  Receivable for Investments Sold.......       69
  Dividends Receivable..................       68
  Foreign Withholding Tax Reclaim
    Receivable..........................       19
  Interest Receivable...................        5
  Other.................................        1     1,443
                                          --------
LIABILITIES (-7.5%)
  Payable for Portfolio Shares Redeemed.   (4,546)
  Payable for Daily Variation Futures
    Contracts...........................     (254)
  Payable for Investments Purchased.....     (113)
  Investment Advisory Fees Payable......     (108)
  Shareholder Reporting Expenses Payable      (43)
  Custodian Fees Payable................      (25)
  Administrative Fees Payable...........      (25)
  Professional Fees Payable.............      (16)
  Other Liabilities.....................       (9)   (5,139)
                                          --------  --------
NET ASSETS (100%).................................  $67,588
                                                    ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 5,737,858 Outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....   $11.78
                                                    ========

  The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       INTERNATIONAL MAGNUM PORTFOLIO

                       STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000

                                                    AMOUNT
                                                     (000)
------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital..................................   $66,050
Distributions in Excess of Net Investment Income       (459)
Distributions in Excess of Net Realized Gain.....    (1,266)
Unrealized Appreciation on Investments, Foreign
  Currency and Futures Contracts.................     3,263
                                                    --------
NET ASSETS.......................................   $67,588
                                                    ========

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                              NET
 CURRENCY                          IN EXCHANGE             UNREALIZED
TO DELIVER   VALUE    SETTLEMENT       FOR       VALUE     GAIN (LOSS)
  (000)      (000)       DATE         (000)      (000)        (000)
----------   ------   ----------   -----------   ------    -----------
EUR    557   $  525      3/16/01   U.S.$   498   $  498        $(27)
JPY 63,740      564      3/16/01   U.S.$   575      575          11
JPY 32,250      285      3/16/01   U.S.$   291      291           6
GBP    251      376      3/16/01   U.S.$   368      368          (8)
U.S.$1,721    1,721      3/16/01   EUR   1,958    1,844         123
U.S.$1,234    1,234      3/16/01   EUR   1,391    1,310          76
U.S.$  155      155      3/16/01   JPY  17,206      152          (3)
U.S.$1,384    1,384      3/16/01   JPY 153,181    1,355         (29)
U.S.$  571      571      3/16/01   JPY  63,404      561         (10)
U.S.$1,304    1,304      3/16/01   GBP     896    1,341          37
U.S.$1,157    1,157      3/16/01   GBP     788    1,179          22
             ------                              ------        ----
             $9,276                              $9,474        $198
             ======                              ======        ====

----------------------------------------------------------------------
(a)  --  Non-income producing security

(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

ADR  --  American Depositary Receipt

JPY  --  Japanese Yen

@    --  Value is less than $500.
----------------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 2000 the following future contracts were open:

                                                                NET
                                                             UNREALIZED
                                  NOTIONAL                  APPRECIATION/
                  NUMBER OF        VALUE     EXPIRATION    (DEPRECIATION)
                  CONTRACTS        (000)        DATE           (000)
                  ---------     ----------   ----------    --------------
CAC 40 Index
  (France)           17         U.S.$  941    Mar-2001       U.S.$  21
DAX Index
  (Germany)           7              1,003    Mar-2001             (48)
Hang Seng Index
  (Hong Kong)         1                 97    Jan-2001               1
MIB 30 Index
  (Italy)             2                393    Mar-2001             (15)
FTSE 100 Index
  (United
  Kingdom)           22              1,988    Mar-2001             (74)
Topix Index
  (Japan)             9              1,044    Mar-2001             (73)
                                                             ---------
                                                             U.S.$(188)
                                                             =========

-------------------------------------------------------------------------
     SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                  MARKET     % OF
                                                  VALUE       NET
SECTOR                                            (000)     ASSETS
------                                            -------   ------
Financials.....................................   $10,521    15.5%
Consumer Discretionary.........................    10,103    14.9
Industrials....................................     7,290    10.8
Consumer Staples...............................     6,880    10.2
Health Care....................................     6,604     9.8
Information Technology.........................     6,360     9.4
Telecommunication Services.....................     4,982     7.4
Materials......................................     4,030     6.0
Energy.........................................     3,480     5.1
Utilities......................................     1,024     1.5
                                                  -------   ------
Total Foreign Securities ......................   $61,274    90.6%
                                                  =======   ======

  The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                   YEAR ENDED
                                                                            DECEMBER 31, 2000
                                                                                        (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                           $   922
  Interest                                                                                572
  Less: Foreign Taxes Withheld                                                           (109)
                                                                                      -------
    Total Income                                                                        1,385
                                                                                      -------
EXPENSES:
  Investment Advisory Fees                                                                558
  Less: Fees Waived                                                                      (208)
                                                                                      -------
  Net Investment Advisory Fees                                                            350
  Administrative Fees                                                                     205
  Custodian Fees                                                                          115
  Shareholder Reporting                                                                    83
  Professional Fees                                                                        48
  Interest Expense                                                                         18
  Directors' Fees and Expenses                                                              2
  Other                                                                                     4
                                                                                      -------
    Net Expenses                                                                          825
                                                                                      -------
NET INVESTMENT INCOME                                                                     560
                                                                                      -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                        292
  Foreign Currency Transactions                                                          (510)
  Futures Contracts                                                                      (303)
                                                                                      -------
    Net Realized Loss                                                                    (521)
                                                                                      -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                          (7,131)
  Foreign Currency Translations                                                           224
  Futures Contracts                                                                      (697)
                                                                                      -------
    Change in Unrealized Appreciation/Depreciation                                     (7,604)
                                                                                      -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                   (8,125)
                                                                                      -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $(7,565)
                                                                                      =======

-------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED          YEAR ENDED
                                                                                    DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                                (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                     $     560            $    536
  Net Realized Gain (Loss)                                                                       (521)                437
  Change in Unrealized Appreciation/Depreciation                                               (7,604)             11,192
                                                                                            ---------            --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                              (7,565)             12,165
                                                                                            ---------            --------
DISTRIBUTIONS
  Net Investment Income                                                                           (63)               (329)
  In Excess of Net Investment Income                                                             (459)               (103)
  Net Realized Gain                                                                              (532)               (228)
  In Excess of Net Realized Gain                                                               (1,266)                 --
                                                                                            ---------            --------
  Total Distributions                                                                          (2,320)               (660)
                                                                                            ---------            --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                  268,573              64,781
  Distributions Reinvested                                                                      2,320                 660
  Redeemed                                                                                   (256,752)            (57,676)
                                                                                            ---------            --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                         14,141               7,765
                                                                                            ---------            --------
  Total Increase in Net Assets                                                                  4,256              19,270

NET ASSETS:
  Beginning of Period                                                                          63,332              44,062
                                                                                            ---------            --------
  End of Period (including distributions in excess of net investment income of
    $459 and $103, respectively)                                                            $  67,588            $ 63,332
                                                                                            =========            ========
--------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                          21,120               5,227
    Shares Issued on Distributions Reinvested                                                     190                  52
    Shares Redeemed                                                                           (20,130)             (4,644)
                                                                                              -------              ------
    Net Increase in Capital Shares Outstanding                                                  1,180                 635
                                                                                              =======              ======
--------------------------------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                                                      PERIOD FROM
                                                            YEAR ENDED DECEMBER 31,                 JANUARY 2, 1997*
                                                   ------------------------------------------       TO DECEMBER 31,
                                                       2000            1999           1998                1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 13.89         $ 11.23        $ 10.38              $ 10.00
                                                     -------         -------        -------              -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 0.10            0.12           0.12                 0.13
  Net Realized and Unrealized Gain (Loss)              (1.81)           2.70           0.81                 0.59
                                                     -------         -------        -------              -------
     Total from Investment Operations                  (1.71)           2.82           0.93                 0.72
                                                     -------         -------        -------              -------
DISTRIBUTIONS
  Net Investment Income                                (0.01)          (0.07)         (0.04)               (0.32)
  In Excess of Net Investment Income                   (0.08)          (0.03)            --                   --
  Net Realized Gain                                    (0.08)          (0.06)         (0.04)               (0.02)
  In Excess of Net Realized Gain                       (0.23)             --             --                   --
                                                     -------         -------        -------              -------
     Total Distributions                               (0.40)          (0.16)         (0.08)               (0.34)
                                                     -------         -------        -------              -------
NET ASSET VALUE, END OF PERIOD                       $ 11.78         $ 13.89        $ 11.23              $ 10.38
                                                     =======         =======        =======              =======
TOTAL RETURN                                          (12.45)%         25.19%          8.97%                7.31%
                                                     =======         =======        =======              =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                    $67,588         $63,332        $44,062              $18,855
Ratio of Expenses to Average Net Assets                 1.18%           1.16%          1.15%                1.16%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                            1.15%           1.15%           N/A                 1.15%**
Ratio of Net Investment Income to Average
  Net Assets                                            0.80%           1.10%          1.22%                1.43%**
Portfolio Turnover Rate                                   52%             59%            36%                  41%
-------------------------------
Effect of Voluntary Expense Limitation During
  the Period:
  Per Share Benefit to Net Investment Income         $  0.04         $  0.05        $  0.06              $  0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                        1.48%           1.67%          1.80%                2.78%**
  Net Investment Income (Loss) to Average
    Net Assets                                          0.50%           0.59%          0.58%               (0.19)%**

-------------------------------------------------------------------------------
*   Commencement of operations
**  Annualized

  The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions, and investment income and expenses at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from broker is comprised of cash held at brokers as collateral against open futures positions as stated in the Statement of Net Assets.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM
                              FIRST         $500          MORE
                              $500       MILLION TO       THAN
PORTFOLIO                    MILLION     $1 BILLION    $1 BILLION
---------                    -------     ----------    ----------
International Magnum.......   0.80%        0.75%          0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Fund are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                    NET
    COST      APPRECIATION     DEPRECIATION     APPRECIATION
   (000)         (000)            (000)            (000)
-----------  --------------   --------------   --------------
  $68,372        $7,362         $(4,605)           $2,757

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $43,999,000, and $30,786,000 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000. During the year ended December 31, 2000, the Portfolio incurred $3,473 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001, for the U.S. Federal income tax purposes, post-October capital losses of $1,137,000.

At December 31, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -

International Magnum Portfolio

We have audited the accompanying statement of net assets of the International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Magnum Portfolio of the The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $1,798,000.

For the year ended December 31, 2000, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $108,000 and has derived gross income from sources within foreign countries in the amount of approximately $922,000.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS

Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.





                             MID CAP VALUE PORTFOLIO






                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                               INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]

Financial Services                 (15.1%)
Health Care                        (14.4%)
Technology                         (14.2%)
Heavy Industry/Transportation      (11.4%)
Utilities                          (10.8%)
Other                              (10.2%)
Consumer Services                  (10.0%)
Energy                              (6.6%)
Consumer Durables                   (2.9%)
Retail                              (2.5%)
Food & Tobacco                      (1.9%)


TOP FIVE HOLDINGS

                                                                        PERCENT OF
SECURITY                           SECTOR                               NET ASSETS
--------                          -------                               ------------
Valassis
  Communications, Inc.            Consumer Services                       2.0%
Fiserv, Inc.                      Heavy Industry / Transportation         2.0
Concord EFS, Inc.                 Financial Services                      2.0
Noble Drilling Corp.              Energy                                  1.8
Titan Corp. (The)                 Heavy Industry / Transportation         1.7


PERFORMANCE COMPARED TO THE S&P MID
CAP 400 INDEX


                              TOTAL RETURNS (2)
                     ----------------------------------
                      ONE          AVERAGE ANNUAL
                      YEAR         SINCE INCEPTION (3)
                     ------       --------------------
PORTFOLIO ........    10.75%            21.45%
INDEX (1) ........    17.50             21.16


1. The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

[LINE GRAPH]

             Mid Cap              S&P Mid Cap
Date         Value Portfolio      400 Index
----         ---------------      -----------
1/2/97*       $10,000              $10,000
12/31/97      $13,405              $14,093
12/31/98      $15,968              $16,337
12/31/99      $18,318              $19,623
12/31/00      $21,524              $21,733

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.



The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalization in the range of companies represented in the Standard & Poor's ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $10 billion, but the range fluctuates over time with changes in the equity market. Investments in medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2000, the Portfolio had a total return of 10.75% compared to 17.50% for the S&P Mid Cap 400 Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 21.45% compared to 21.16% for the Index.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

Although mid cap stocks posted weak results during the fourth quarter, the mid cap segment of the market outperformed small and large cap stocks by a significant margin for the year. Technology stocks continued to decline sharply during the fourth quarter and were the worst performing stocks within the Index while financial services produced solid gains during the fourth quarter.

The Portfolio's underperformance was driven by stock selection while sector allocation enhanced results. The underweight position in technology had the most favorable effect on Portfolio results. We reduced the Portfolio's exposure to technology during the third quarter and increased the financial services position. The modest overweight in energy had a favorable impact on results and was trimmed in August due to strong performance within oil services.

Stock selection was the strongest within financial services and utilities. Within financial services we favored insurance and thrifts and Ace Ltd. and Washington Mutual were strong performers during the year. Additionally, an underweight position in E Trade Group contributed positively to relative performance. Calpine Corp. and Coastal Corp. were the best performers within utilities and we sold Calpine during the fourth quarter since it moved into the S&P 500 Index. Sandisk and Powerwave were the top contributing stocks within technology while Terayon Communications and an underweight position in Siebel Systems detracted from performance. Our largest position within the heavy industry sector, Titan Corp., underperformed while an overweight position in Valassis Communications dampened results.

Recently, we increased the Portfolio's exposure to healthcare to a neutral position versus the Index and decreased the allocation to retail due to decreased consumer demand. We maintained an underweight in technology due to a slowdown in corporate spending which will continue to negatively impact earnings. We increased positions in selected interest-rate-sensitive sectors: consumer durables, financials and cable/broadcasting.

We are currently maintaining a defensive posture in the Portfolio due to a slowing U.S. economy and it is our view that the near-term risks to earnings outweigh the longer-term benefit of an accommodative federal reserve policy.

January 2001

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

                            STATEMENT OF NET ASSETS
                              DECEMBER 31, 2000

                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
COMMON STOCKS (92.2%)
             BASIC RESOURCES (1.4%)
               BASIC CHEMICALS (0.1%)
    1,000          Equitable Resources, Inc. ............................   $    67
                                                                            --------
             METALS - NON-FERROUS (0.1%)
 (a)9,100          Freeport-McMoRan Copper & Gold, Inc., Class B ........        78
                                                                            --------
             PAPER (0.1%)
(a)20,100          Gaylord Container Corp., Class A .....................        20
(a) 6,550          Stora Enso Oyj ADR ...................................        77
                                                                            --------
                                                                                 97
                                                                            --------
             SPECIALTY CHEMICALS (0.9%)
    1,900          AMETEK, Inc. .........................................        49
    2,000          Millipore Corp. ......................................       126
   14,600          Rohm & Haas Co. ......................................       530
(a)27,100          W.R. Grace & Co. .....................................        87
                                                                            --------
                                                                                792
                                                                            --------
             STEEL (0.2%)
   17,300          AK Steel Holding Corp. ...............................       151
                                                                            --------
TOTAL BASIC RESOURCES ...................................................     1,185
                                                                            --------
             BEVERAGES & PERSONAL PRODUCTS (1.0%)
               BEVERAGES (0.9%)
   19,200         Pepsi Bottling Group, Inc. (The) ......................       767
                                                                            --------
             PERSONAL PRODUCTS (0.1%)
    4,000         Fortune Brands, Inc. ..................................       120
                                                                            --------
TOTAL BEVERAGES & PERSONAL PRODUCTS .....................................       887
                                                                            --------
             CONSUMER DURABLES (2.9%)
               AUTOMOTIVE RELATED (2.3%)
(a)39,900         Lear Corp. ............................................       990
 (a)3,900         SPX Corp. .............................................       422
(a)64,500         Tower Automotive, Inc. ................................       580
                                                                            --------
                                                                              1,992
                                                                            --------
             BUILDING & HOUSING (0.4%)
 (a)7,200         American Standard Companies, Inc. .....................       355
                                                                            --------
             FURNISHING & APPLIANCES (0.2%)
 (a)6,500         Furniture Brands International, Inc. ..................       137
                                                                            --------
TOTAL CONSUMER DURABLES .................................................     2,484
                                                                            --------
             CONSUMER SERVICES (10.0%)
               ENTERTAINMENT & LEISURE (3.1%)
 (a)43,500         Bally Total Fitness Holding Corp. ....................     1,474
 (a)24,400         Electronic Arts, Inc. ................................     1,040
 (a)13,700         ValueVision International, Inc., Class A .............       173
                                                                            --------
                                                                              2,687
                                                                            --------
             LODGING & CATERING (0.9%)
   29,300         Royal Carribean Cruises Ltd. ..........................       775
                                                                            --------
             PUBLISHING & BROADCAST (6.0%)
 (a)8,000         24/7 Media, Inc. .......................................        4
(a)14,200         Adelphia Communications Corp. ..........................      733
 (a)2,200         Chris Craft Industries, Inc. ...........................      146
 (a)2,800         Clear Channel Communications, Inc. .....................      136
(a)10,200         Echostar Communications Corp., Class A .................      232
    3,800         H&R Block, Inc. ........................................      157




                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
    3,700          Houghton Mifflin Co. ..................................     $172
   22,100          News Corp. Ltd. ADR ...................................      642
   18,900          Readers Digest Association, Inc., Class A (The) .......      740
(a)10,000          Univision Communications, Inc. ........................      409
(a)55,600          Valassis Communications, Inc.  ........................    1,755
                                                                            --------
                                                                              5,126
                                                                            --------
TOTAL CONSUMER SERVICES...................................................    8,588
                                                                            --------
  ENERGY (6.6%)
    ELECTRIC POWER (0.0%)

(a)3,800          Progress Energy, Inc. .................................      -- @
                                                                            --------
    OIL - DOMESTIC & CRUDE (0.4%)

   5,059          Anadarko Petroleum Corp. ..............................       360
                                                                            --------
    OIL - OFFSHORE DRILLING (4.3%)

(a)15,100          Global Marine, Inc. ..................................       428
(a)11,600          Grant Prideco, Inc. ..................................       255
(a) 2,200          Marine Drilling Co., Inc. ............................        59
(a)35,700          Noble Drilling Corp. .................................     1,551
(a)14,200          Precision Drilling Corp. .............................       533
(a) 4,900          R & B Falcon Corp. ...................................       112
(a) 6,700          Rowan Cos., Inc. .....................................       181
    4,300          Santa Fe International Corp. .........................       138
    3,400          Transocean Sedco Forex, Inc. .........................       156
(a) 5,600          Weatherford International, Inc. ......................       265

                                                                            --------
                                                                              3,678
                                                                            --------
    OIL - WELL EQUIPMENT & SERVICES (1.9%)
    7,300          Baker Hughs, Inc. .....................................      303
 (a)6,900          BJ Services Co. .......................................      475
 (a)7,700          National-Oilwell, Inc.    .............................      298
 (a)7,800          Smith International, Inc. .............................      582
                                                                            --------
                                                                              1,658
                                                                            --------
TOTAL ENERGY .............................................................    5,696
                                                                            --------
  FINANCIAL SERVICES (15.1%)
    BANKS (7.0%)
   10,909          Charter One Financial, Inc. ...........................      315
 (a)2,900          Checkfree Corp. .......................................      123
    1,800          Comerica, Inc. ........................................      107
   12,000          Compass Bancshares, Inc. ..............................      287
   18,600          Dime Bancorp, Inc. ....................................      550
   18,300          First Tennessee National Corp. ........................      530
   27,000          Golden State Bancorp, Inc. ............................      849
    2,200          Greenpoint Financial Corp. ............................       90
    6,700          Hibernia Corp., Class A ...............................       85
    4,900          KeyCorp ...............................................      137
    3,700          Marshall & Ilsley Corp. ...............................      188
   24,500          Mellon Financial Corp. ................................    1,205
    6,400          Mercantile Bankshares Corp. ...........................      276
   10,900          North Fork Bancorp., Inc. .............................      268
    4,300          UnionBanCal Corp. .....................................      103
   11,300          Washington Mutual, Inc. ...............................      600
    5,655          Wells Fargo & Co. .....................................      315
                                                                            --------
                                                                              6,028
                                                                            --------

    The accompanying notes are an integral part of the financial statements.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000

                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
  FINANCIAL SERVICES  (CONT.)
    CREDIT & FINANCE (2.3%)

(a)39,200         Concord EFS, Inc. .....................................    $1,722
    2,700         PMI Group, Inc. .......................................       183
    1,200         USA Education, Inc. ...................................        82
                                                                            --------
                                                                              1,987
                                                                            --------
    INSURANCE (5.6%)

  19,100          Ace Ltd. ...............................................      811
  11,200          Allmerica Financial Corp. ..............................      812
   1,000          Everest Re Group, Ltd. .................................       72
  27,500          John Hancock Financial Services, Inc. ..................    1,035
   4,100          Lincoln National Corp. .................................      194
   5,400          MBIA, Inc. .............................................      400
   8,400          PartnerRe Ltd. .........................................      512
   7,200          SAFECO Corp. ...........................................      237
  29,600          Unumprovident Corp. ....................................      795
                                                                            --------
                                                                              4,868
                                                                            --------
    INVESTMENT-RELATED COMPANIES (0.2%)
(a)10,700          E*Trade Group, Inc. ...................................       79
 (a)7,300          Knight Trading Group, Inc. ............................      101
                                                                            --------
                                                                                180
                                                                            --------
TOTAL FINANCIAL SERVICES .................................................   13,063
                                                                            --------
  FOOD & TOBACCO (1.9%)
    FOOD PRODUCTS (0.9%)

   10,700         Earthgrains Co. (The) ..................................      198
   16,700         Flowers Industries, Inc. ...............................      263
(a)22,700         Fresh Del Monte Produce, Inc. ..........................      101
    8,600         IBP, Inc. ..............................................      230
                                                                            --------
                                                                                792
                                                                            --------
    TOBACCO (1.0%)

   18,100          R.J. Reynolds Tobacco Holdings, Inc. .................       882
                                                                            --------
TOTAL FOOD & TOBACCO ....................................................     1,674
                                                                            --------
  HEALTH CARE (14.4%)
    DRUGS (6.0%)
   31,800          Alpharma, Inc., Class A ...............................    1,395
(a)10,300          Alza Corp., Class A ...................................      438
   11,900          Bergen Brunswig Corp., Class A ........................      188
 (a)9,600          Celgene Corp. .........................................      312
 (a)8,300          Gilead Sciences, Inc. .................................      688
 (a)8,500          IVAX Corp. ............................................      326
 (a)4,400          Millennium Pharmaceuticals, Inc. ......................      272
   13,900          Mylan Laboratories, Inc. ..............................      350
    7,800          Sepracor, Inc. ........................................      625
(a)11,300          Watson Pharmaceuticals, Inc. ..........................      579
                                                                            --------
                                                                              5,173
                                                                            --------
    HEALTH SERVICES (3.2%)
 (a)4,600          First Health Group Corp. .............................       214
 (a)8,300          Health Management Associates, Inc., Class A ..........       172
(a)39,400          Health Net, Inc. .....................................     1,032
 (a)8,000          Lincare Holdings, Inc. ...............................       456




                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
(a)20,000          Tenet Healthcare Corp. ...............................      $889
                                                                            --------
                                                                              2,763
                                                                            --------
    HEALTH TECHNOLOGY (4.5%)
(a) 6,200          Cephalon, Inc. ........................................      393
(a)15,300          COR Therapeutics, Inc. ................................      538
(a) 3,900          Invitrogen Corp. ......................................      337
(a) 4,200          Protein Design Labs, Inc. .............................      365
(a) 1,400          Quest Diagnostics, Inc. ...............................      199
(a)18,300          St. Jude Medical, Inc. ................................    1,124
(a)11,400          Waters Corp. ..........................................      952
                                                                            --------
                                                                              3,908
                                                                            --------
    HOSPITAL SUPPLIES (0.7%)
   14,400          Biomet, Inc. .........................................       572
                                                                            --------
TOTAL HEALTH CARE .......................................................    12,416
                                                                            --------
  HEAVY INDUSTRY / TRANSPORTATION (11.4%)
    AEROSPACE (3.3%)
   25,000          B. F. Goodrich Co. ....................................      909
    4,800          General Dynamics Corp. ................................      375
      858          Lockheed Martin Corp. .................................       29
(a)92,300          Titan Corp. (The) .....................................    1,500
                                                                            --------
                                                                              2,813
                                                                            --------
    AIR TRANSPORT (1.0%)
 (a)8,000          Atlas Air, Inc. ......................................       261
    7,300          Canadian National Railway Co. ........................       217
   12,200          Southwest Airlines Co. ...............................       409
                                                                            --------
                                                                                887
                                                                            --------
    BUSINESS SERVICES (4.2%)
 (a)7,325          Circle.com ............................................        4
    3,800          Comdisco, Inc..........................................       44
 (a)2,500          CSG Systems International, Inc. .......................      117
(a)36,550          Fiserv, Inc. ..........................................    1,734
(a)12,900          Flextronics International Ltd. ........................      368
    1,300          Miller (Herman), Inc. .................................       37
 (a)5,100          Modis Professional Services, Inc. .....................       21
   61,400          Republic Services, Inc., Class A ......................    1,055
 (a)9,800          Spherion Corp. ........................................      111
(a)12,000          United Rentals, Inc. ..................................      161
                                                                            --------
                                                                              3,652
                                                                            --------
    ELECTRICAL EQUIPMENT (0.1%)
(a)2,800          Power-One, Inc. .......................................       110
                                                                            --------
    MACHINERY (0.6%)
(a)3,800          Navistar International Corp. ..........................        99
   8,700          Parker-Hannifin Corp. .................................       384
                                                                            --------
                                                                                483
                                                                            --------
    MISCELLANEOUS INDUSTRIALS (1.9%)
  20,400          ITT Industries, Inc. ..................................       790
  19,500          Martin Marietta Materials, Inc. .......................       825
                                                                            --------
                                                                              1,615
                                                                            --------
    SHIPPING & FREIGHT (0.3%)
   6,100          CNF, Inc. .............................................       206

The accompanying notes are an integral part of the financial statements.

                       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              MID CAP VALUE PORTFOLIO

                           STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000

                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
  HEAVY INDUSTRY / TRANSPORTATION  (CONT.)
    SHIPPING & FREIGHT  (CONT.)
    2,300          Teekay Shipping Corp. ...............................        $88
                                                                            --------
                                                                                294
                                                                            --------
TOTAL HEAVY INDUSTRY /TRANSPORTATION ...................................      9,854
                                                                            --------
  RETAIL (2.5%)
    APPAREL (0.3%)
 (a)6,900          Jones Apparel Group, Inc. ...........................        222
    1,900          Liz Claiborne, Inc. .................................         79
                                                                            --------
                                                                                301
                                                                            --------
    DEPARTMENT STORES (0.2%)
 (a)6,200         Dollar Tree Stores, Inc. .............................        152
                                                                            --------
    DISCOUNTERS (1.3%)
(a)18,700         Costco Wholesale Corp. ...............................        747
   13,200         Family Dollar Stores, Inc. ............................       283
 (a)3,500         Lands' End, Inc. ......................................        88
 (a)4,100         Shopko Stores, Inc. ...................................        20
                                                                            --------
                                                                              1,138
                                                                            --------
    RESTAURANTS (0.4%)
 (a)4,400         Brinker International, Inc. ............................      186
 (a)5,300         Outback Steakhouse, Inc. ...............................      137
                                                                            --------
                                                                                323
                                                                            --------
    SPECIALTY SHOPS (0.3%)
 (a)3,300         CDW Computer Centers, Inc. ...........................         92
(a)31,500         Sunglass Hut International, Inc. .....................        162
                                                                            --------
                                                                                254
                                                                            --------
TOTAL RETAIL ...........................................................      2,168
                                                                            --------

  TECHNOLOGY (14.2%)
    COMPUTERS & OFFICE EQUIPMENT (1.4%)
 (a)4,700          3Com Corp. ............................................       40
(a)14,600          Apple Computer, Inc. ..................................      217
 (a)7,400          Cabletron Systems, Inc. ...............................      112
 (a)6,200          QLogic Corp. ..........................................      477
(a)15,800          Quantum Corp. - DLT & Storage Systems .................      210
(a)29,900          Terayon Communication Systems, Inc. ...................      122
                                                                            --------
                                                                              1,178
                                                                            --------
    ELECTRONICS (3.2%)
   13,600          Avnet, Inc. ...........................................      293
(a)21,800          Conexant Systems, Inc. ................................      335
(a)10,900          Integrated Device Technology, Inc. ....................      361
      150          Microchip Technology, Inc. ............................        3
    9,300          Micron Technology, Inc. ...............................      330
(a)13,400          SanDisk Corp. .........................................      372
(a)13,300          Silicon Storage Technology, Inc. ......................      157
 (a)3,400          Transwitch Corp. ......................................      133
 (a)8,200          Triquint Semiconductor, Inc. ..........................      358
 (a)8,700          Xilinx, Inc. ..........................................      401
                                                                            --------
                                                                              2,743
                                                                            --------
    SOFTWARE & SERVICES (7.7%)
(a)23,900          Affiliated Computer Services, Inc., Class A .........      1,450
 (a)8,400          AMDOCS Ltd. .........................................        557





                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
 (a)6,000          BMC Software, Inc. ...................................   $    84
 (a)8,200          Braun Consulting, Inc. ...............................        30
 (a)7,500          Brio Technology, Inc. ................................        32
 (a)1,700          Cadence Design Systems, Inc. .........................        47
 (a)6,400          JNI Corp. ............................................       145
 (a)7,000          Legato Systems, Inc...................................        52
 (a)9,000          Macromedia, Inc. .....................................       547
(a)67,677          MarchFirst, Inc. .....................................       102
(a)63,000          Network Associates, Inc. .............................       264
(a)13,100          NOVA Corp. ...........................................       261
(a)10,600          Peregrine Systems, Inc................................       209
 (a)3,300          Portal Software, Inc..................................        26
(a)33,900          PSINet, Inc. .........................................        24
(a)12,800          Rational Software Corp. ..............................       498
   11,000          Sabre Holdings Corp. .................................       474
 (a)2,600          Safeguard Scientifics, Inc. ..........................        17
(a)25,700          Sungard Data Systems, Inc. ...........................     1,211
   12,800          USinternetworking, Inc. ..............................        64
(a)27,700          Vignette Corp. .......................................       499
 (a)2,700          Wind River Systems, Inc. .............................        92
                                                                            --------
                                                                              6,685
                                                                            --------
    TELECOMMUNICATIONS EQUIPMENT (1.9%)
(a)12,100          ADC Telecommunications, Inc. ........................        219
 (a)7,300          Andrew Corp. ........................................        159
(a)24,600          DMC Stratex Networks, Inc. ..........................        369
(a)15,600          Polycom, Inc. .......................................        502
   10,400          Symbol Technologies, Inc. ...........................        375
                                                                            --------
                                                                              1,624
                                                                            --------
TOTAL TECHNOLOGY .......................................................     12,230
                                                                            --------
  UTILITIES (10.8%)
    ELECTRIC POWER (5.8%)
    4,700          Allegheny Energy, Inc. ..............................        227
    2,700          ALLETE ..............................................         67
    2,450          Black Hills Corp. ...................................        110
    3,600          DTE Energy Co. ......................................        140
   20,300          Edison International ................................        317
    8,200          Energy East Corp. ...................................        161
    6,300          Exelon Corp. ........................................        442
    6,000          GPU, Inc. ...........................................        221
    3,600          IPALCO Enterprises, Inc. ............................         87
    2,100          Kansas City Power & Light Co. .......................         58
   11,600          NiSource, Inc. ......................................        357
(a)19,000          PG&E Corp. ..........................................        380
(a)25,000          Pinnacle Holdings, Inc. .............................        227
   19,800          Potomac Electric Power Co. ..........................        489
    6,000          PPL Corp., Inc. .....................................        271
    4,100          Public Service Co. of New Mexico ....................        110
    8,700          Public Service Enterprise Group, Inc. ...............        423
   15,400          Southern Co..........................................        512
 (a)2,900          TNPC, Inc............................................         28
    7,400          TXU Corp.............................................        328
                                                                            --------
                                                                              4,955
                                                                            --------

The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              MID CAP VALUE PORTFOLIO

                           STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000

                                                                             VALUE
  SHARES                                                                     (000)
------------------------------------------------------------------------------------
  UTILITIES  (CONT.)
    NATURAL GAS PIPELINES (3.1%)
    4,300          Coastal Corp. .......................................    $   379
    8,600          El Paso Energy Corp. ................................        616
   23,700          Kinder Morgan, Inc. .................................      1,237
    1,400          MCN Corp. ...........................................         39
   18,400          Sempra Energy .......................................        428
                                                                            --------
                                                                              2,699
                                                                            --------
    TELEPHONE SERVICES (1.7%)
(a)12,200          AT&T Corp. -  Liberty Media Corp. ...................        165
(a)13,400          Broadwing, Inc. .....................................        306
 (a)3,100          Flag Telecom Holdings Ltd. ..........................         19
 (a)4,300          Leap Wireless International, Inc. ...................        107
(a)29,700          McLeodUSA, Inc. .....................................        420
    3,200          Pinnacle West Capital Corp. .........................        152
(a)15,300          XO Communications, Inc. .............................        273
                                                                            --------
                                                                              1,442
                                                                            --------
    UTILITIES - OTHER (0.2%)
    6,400          XCEL Energy, Inc. ...................................        186
                                                                            --------
TOTAL UTILITIES ........................................................      9,282
                                                                            --------
TOTAL COMMON STOCKS (COST $76,514) .....................................     79,527
                                                                            --------



  NO. OF
  UNITS
----------
UNITS (1.9%)
   17,400          S&P SPDR Unit Trust(COST $1,579) ....................      1,642
                                                                            --------



   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (9.2%)
  REPURCHASE AGREEMENT (9.2%)

(b)$7,895          Chase Securities, Inc., 5.60%, Dated 12/29/00,
                      Due 1/2/01 (COST $7,895) .........................      7,895
                                                                            --------



                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%) (COST $85,988) ..............................     $89,064
                                                                            --------
OTHER ASSETS (1.2%)
  Receivable for Investments Sold ...................        $863
  Receivable for Portfolio Shares Sold ..............          78
  Dividends Receivable ..............................          58
  Interest Receivable ...............................           4
  Other .............................................           1              1,004
                                                            --------
LIABILITIES (-4.5%)
  Payable for Investments Purchased ................       (2,676)
  Payable for Portfolio Shares Redeemed ............         (982)
  Investment Advisory Fees Payable .................          (87)
  Custodian Fees Payable ...........................          (15)
  Professional Fees Payable ........................          (13)
  Administrative Fees Payable ......................           (6)
  Bank Overdraft Payable ...........................           (1)
  Other Liabilities ................................          (55)             (3,835)
                                                            -------           --------
NET ASSETS (100%) .......................................................     $86,233
                                                                              ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
Applicable to 5,730,585 outstanding $0.001 par
value shares (authorized 500,000,000 shares) ............................      $15.05
                                                                              ========
NET ASSETS CONSIST OF:
Paid-in Capital .........................................................     $84,657
Distributions in Excess of Net Realized Gains ...........................      (1,500)
Unrealized Appreciation on Investments ..................................       3,076
                                                                              --------
NET ASSETS ..............................................................     $86,233
                                                                              ========

--------------------------------------------------------------------------------
(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

ADR -- American Depositary Receipt
@   -- Value is less than $500.


The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              MID CAP VALUE PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                              YEAR ENDED
                                                                                       DECEMBER 31, 2000
                                                                                                   (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                      $  447
  Interest                                                                                          363
                                                                                                 ------
    Total Income                                                                                    810
                                                                                                 ======
EXPENSES:
  Investment Advisory Fees                                                                          508
  Less: Fees Waived                                                                                (150)
                                                                                                 ------
  Net Investment Advisory Fees                                                                      358
  Administrative Fees                                                                               186
  Shareholder Reporting                                                                              80
  Custodian Fees                                                                                     44
  Professional Fees                                                                                  37
  Directors' Fees and Expenses                                                                        2
  Other                                                                                               4
                                                                                                 ------
    Net Expenses                                                                                    711
                                                                                                 ------
NET INVESTMENT INCOME                                                                                99
                                                                                                 ------
NET REALIZED GAIN ON:
  Investments Sold                                                                                8,395
                                                                                                 ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                    (1,872)
                                                                                                 ------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                              6,523
                                                                                                 ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $6,622
                                                                                                 ======

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED            YEAR ENDED
                                                               DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                           (000)                 (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                      $99               $    83
  Net Realized Gain                                                        8,395                 6,512
Change in Unrealized Appreciation/Depreciation                            (1,872)                1,763
                                                                        --------               -------
  Net Increase in Net Assets Resulting from Operations                     6,622                 8,358
                                                                        --------               -------
DISTRIBUTIONS
  Net Investment Income                                                     (107)                  (79)
  Net Realized Gain                                                       (9,220)               (6,234)
  In Excess of Net Realized Gain                                          (1,500)                   --
                                                                        --------               -------
  Total Distributions                                                    (10,827)               (6,313)
                                                                        --------               -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                              45,958                20,082
  Distributions Reinvested                                                10,828                 6,313
  Redeemed                                                               (20,455)               (5,714)
                                                                        --------               -------
   Net Increase in Net Assets Resulting from Capital Share Transactions   36,331                20,681
                                                                        --------               -------
  Total Increase in Net Assets                                            32,126                22,726
NET ASSETS:
Beginning of Period                                                       54,107                31,381
                                                                        --------               -------
End of Period (including undistributed net investment income of
  $4 in 1999)                                                           $ 86,233               $54,107
                                                                        ========               =======

---------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                      2,787                 1,305
    Shares Issued on Distributions Reinvested                                721                   431
    Shares Redeemed                                                       (1,242)                 (375)
                                                                        --------               -------
    Net Increase in Capital Shares Outstanding                             2,266                 1,361
                                                                        --------               -------
                                                                        --------               -------
---------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP VALUE PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------
                                                               2000            1999            1998         PERIOD FROM
                                                                                                          JANUARY 2, 1997*
                                                                                                        TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 15.62         $ 14.92         $ 13.32          $ 10.00
                                                            -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                       0.02            0.03            0.04             0.02
   Net Realized and Unrealized Gain                            1.62            2.81            2.04             4.05
                                                            -------         -------         -------          -------
     Total from Investment Operations                          1.64            2.84            2.08             4.07
                                                            -------         -------         -------          -------
DISTRIBUTIONS
   Net Investment Income                                      (0.02)          (0.03)          (0.03)           (0.02)
   Net Realized Gain                                          (1.83)          (2.11)          (0.45)           (0.73)
   In Excess of Net Realized Gain                             (0.36)             --              --               --
                                                            -------         -------         -------          -------
     Total Distributions                                      (2.21)          (2.14)          (0.48)           (0.75)
                                                            -------         -------         -------          -------
NET ASSET VALUE, END OF PERIOD                              $ 15.05         $ 15.62         $ 14.92          $ 13.32
                                                            -------         -------         -------          -------
                                                            -------         -------         -------          -------
TOTAL RETURN                                                  10.75%          20.19%          15.85%           40.93%
                                                            -------         -------         -------          -------
                                                            -------         -------         -------          -------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                           $86,233         $54,107         $31,381          $11,461
Ratio of Expenses to Average Net Assets                        1.05%           1.05%           1.05%            1.05%**
Ratio of Net Investment Income to Average Net Assets           0.15%           0.21%           0.42%            0.19%**
Portfolio Turnover Rate                                         234%            248%            228%             141%
------------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income               $  0.03         $  0.04         $  0.05          $  0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                              1.27%           1.37%           1.57%            2.13%**
   Net Investment Loss to Average Net Assets                  (0.07%)         (0.11)%         (0.10)%          (0.89)%**
----------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

  The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalization in the range of companies represented in the Standard & Poor's ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $10 billion, but the range fluctuates over time with changes in the equity market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by the Portfolio of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                              DECEMBER 31, 2000


Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM
                              FIRST         $500           MORE
                              $500       MILLION TO        THAN
PORTFOLIO                    MILLION    $1 BILLION     $1 BILLION
---------                   --------    -----------    ----------
Mid Cap Value ...........     0.75%       0.70%         0.65%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                       NET
  COST           APPRECIATION     DEPRECIATION    APPRECIATION
  (000)             (000)           (000)             (000)
-------          ------------     ------------    -------------
$87,615            $13,202         $(11,753)        $1,449


For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $170,762,000 and $147,121,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Mid Cap Value Portfolio


We have audited the accompanying statement of net assets of the Mid Cap Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP




Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 4.74%.

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $626,000.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts, 02116-5072

------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIOS PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                           U.S. REAL ESTATE PORTFOLIO


                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------
Other                                   4.4%
Retail Strip Centers                    3.2
Residential Manufactured Homes          4.5
Mixed                                   5.1
Diversified                             5.1
Self Storage                            5.3
Industrial                              5.5
Lodging/Resorts                         6.2
Retail Regional Malls                   7.5
Residential Apartments                 20.3
Office                                 32.9

TOP FIVE HOLDINGS

                                                  PERCENT OF
       SECURITY               INDUSTRY            NET ASSETS
       --------               --------            ----------
Equity Office Properties
   Trust REIT                 Office              6.2%
Avalonbay Communities,        Residential
   Inc. REIT                    Apartments        5.8
Starwood Hotels & Resorts
   Worldwide, Inc.            Lodging/Resorts     5.0
Public Storage, Inc. REIT     Self Storage        4.7
Arden Realty Group, Inc.
   REIT                       Office              4.6


PERFORMANCE COMPARED TO THE NATIONAL
ASSOCIATION OF REAL ESTATE INVESTMENT
TRUSTS (NAREIT) EQUITY INDEX(1)
--------------------------------------
                         TOTAL RETURNS(2)
                       --------------------
                       ONE      AVERAGE ANNUAL
                       YEAR    SINCE INCEPTION(3)
                      ------  ------------------
PORTFOLIO...........  29.27%       7.92%
INDEX...............  26.36        4.53



1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

[LINE GRAPH]


             National Association
           of Real Estate Investment                  U.S. Real
Date       Trusts (NAREIT) Equity Index            Estate Portfolio
----       ----------------------------            -----------------
3/3/97*      $10,000                                 $10,000
12/31/97      11,917                                  11,799
12/31/98       9,832                                  10,516
12/31/99       9,378                                  10,363
12/31/00      11,850                                  13,396

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the year ended December 31, 2000, the Portfolio had a total return of 29.27% compared to 26.36% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the period from inception on March 3, 1997 through December 31, 2000, the Portfolio had an average annual total return of 7.92% compared to 4.53% for the Index.

REITs finished the year with a continuation of the strong performance that commenced in mid-March and coincided with the decline of technology, media and telecommunications (TMT) stocks, posting an impressive return of 3.7% in the fourth quarter as measured by the Index. For the full calendar year,

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

REITs provided a total return of 26.4%. Perhaps the more dramatic aspect is the level by which REIT returns exceeded the major equity indexes in both the fourth quarter and for the full year. In the fourth quarter, REITs outperformed NASDAQ and the S&P 500 Index, which declined approximately 33% and 8%, respectively. For the full year, REITs had outperformed NASDAQ, which declined 39% and the S&P, which declined 9%, by more than 65% and 35%, respectively.

It is interesting to note that for most of the year REITs demonstrated an inverse correlation to the broader equity markets, and particularly to NASDAQ. Investors appeared to be attracted to the sector's defensive characteristics as a separate asset class, particularly as they repositioned their portfolios in response to the year's price declines and increased volatility. In addition, amid a slew of negative earnings announcements from companies in a broad array of sectors, REITs exhibited stable to increasing earnings versus analyst estimates. At certain points in the year, REITs performed in line with certain other value- oriented or defensive sectors of the equity markets, particularly utilities and small cap value stocks. While REITs may share market movements with certain sectors for periods of time, over the long-term, we believe REITs remain a separate asset class and will perform most similarly to private real estate values.

Following a disappointing 1999 (recall that REITs did not participate in that year's strong equity market performance), REITs proceeded to perform poorly from the beginning of the year until mid-March, when NASDAQ began its decline. REITs followed with strong gains in the rest of the year. On many trading days, REITs performed very well in the face of weak and volatile equity markets, as the defensive nature of the sector appeared to attract investors. REITs did retreat several times in the year. First, they fell in August, a month in which the equity markets had their strongest performance of the year, as it appeared that a subset of non-dedicated investors took profits out of the REIT sector and moved funds back to the broader equity markets; and, again in October as a large equity issuance and an earnings disappointment from a prominent REIT slowed the sector. After declining 4.3% in October, the sector regained its defensive posture in the month of November gaining 1.3% and again in December, rallying 7.0% in the face of weak performance for the broader equity markets.

Throughout the fourth quarter, there was increasing evidence that the U.S. economy was slowing. As a result, investors and analysts tested their theories on the consequences to the real estate market of both a slowdown and a more bearish recession scenario. The general consensus with regard to the U.S. real estate market is that it is well positioned for a slowdown in the demand for real estate space. This opinion is based on the modest level of new development, which is equal to pipelines of approximately 1% to 3% of the existing stock of properties, significant reported levels of pre-leasing for these projects, and the current below average vacancy rates in most markets. We will continue to monitor the lease-up progress and the credit quality of tenants for new developments. We have described a real estate soft landing as the scenario that translates to the equilibrium phase for the property markets. This would be a more normalized level for the sector, characterized by flat occupancy levels and rental rate growth more comparable to the rate of inflation. However, the hard landing scenario, in which demand is negligible, would result in vacancy pressure from the non pre-leased portion of the supply pipeline and perhaps retard rental growth as the new developments compete on a price basis to attract tenants.

It is interesting to note that despite visible signs of slowing elsewhere in the economy, there was little evidence of a slowdown in the demand for real estate space in the fourth quarter. In this environment, the demand for real estate can be viewed as a lagging indicator, and as a result, the slowdown being experienced elsewhere has been slow to materialize in real estate. Owners of real estate properties were able to exhibit pricing power in many markets during the quarter; although there was a slowdown in the rate of growth from earlier in the year. The combination of good demand for space and a slowdown in new supply continued to allow for rental rate and occupancy gains. Once again, the strongest results were posted by companies with more exposure to markets with higher barriers to new supply, including central business district locations and the West Coast, the results of which had the greatest impact on rental and occupancy growth in the office and apartment sectors. Markets with scarcity of sites for new development should continue to post rental growth in excess of inflation.

Our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price (share price) to Net Asset Value (underlying real estate value) per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

limits as to the level of premium or discount at which the sector should trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. As a result of the recent strong performance of the sector, some analysts are debating whether pricing in the sector has reduced its defensive qualities. From our P/NAV perspective, much of this year's price appreciation was matched by NAV growth. The result is that by year-end, REITs traded at a 7.5% discount to the underlying value of their assets, preserving their discount.

After strong performance throughout the year, the weak performance for the sector in October was notable. At the time, we believed that there were two possible interpretations. The first was that the concerns over weakness in the economy and related concerns for cyclical stocks spilled from the broad markets to the REIT sector and caused investors to question the potential for a significant decline in the earnings growth rate. The second thesis was that the weak performance was due to the combined effect of two specific events, the pre-release of below consensus earnings by Post Properties and the announcement by Boston Properties that it had launched a $600 million equity offering. The significance of the Post announcement was that the company had long been considered one of the preeminent apartment REITs and as a result the news was very unexpected. This announcement may have alarmed non-dedicated investors that moved part of their portfolio allocation to REITs for defensive purposes and to participate in a sector in which companies were meeting or exceeding earnings estimates. Post management also raised the notion that their issues may have been more sector-wide than company specific. The Boston Properties equity offering raised concerns that REITs may place a temporary ceiling on their share prices when they raise equity, that it may be followed by more equity offerings and that it may soak-up excess demand for other stocks in the sector. In retrospect, it may have been a combination of both interpretations. Clearly, the lack of additional negative earnings announcements and additional equity offerings helped the sector, but also the analysis that the current real estate market is less susceptible to an economic slowdown was also received favorably.

The Boston Properties deal was the only significant public offering of common shares completed in the year. (Equity Office Properties completed a large $345 million convertible debt deal in the third quarter.) Clearly, other top tier companies monitored this successful offering and may explore similar strategies in 2001. Despite the recovery in stock prices, companies were restrained with regard to equity issuance. This is the result of a number of factors. The primary rationale is that despite the improvement, many companies continue to trade at levels below their NAV. This factor is combined with a recent period in which many companies embraced self-funding strategies, which mitigated the requirement to continuously require access to the equity markets. As a result, notwithstanding their price recovery, we note that companies are proceeding with their capital recycling programs, which involves the process of working their portfolios to create value as opposed to simply growing their portfolios. There were a small number of small, public equity deals issued by companies trading at a premium to NAV. Issuers included Kimco Realty ($76.5 million) and Alexandria ($40 million) in the third quarter and Centerpoint in the fourth quarter ($65 million). Equity issuance is likely to remain a sensitive issue for REITs, which are engaged in a capital intensive business. The key concern is that REITs may cap their share price upside by issuing equity. Other defensive sectors such as utilities have not exhibited this need to issue equity.

The more recent focus on the slowdown in the economy caused industry observers to take a closer look at concerns over development. Until recently, development has not been a significant issue since there has been buoyant demand and most sectors have been under-supplied for years. As a result, REITs have met or exceeded pro forma development returns. However, there were a few warning signs of lower than expected development returns in the apartment and retail areas in the fourth quarter. In addition these warnings were being delivered in a strong economic environment, which raises the concern over to-be-completed projects that may be delivered in a much weaker economic environment. A related concern that received more attention this quarter was the ancillary (non-property) revenue earned by REITs as a component of recurring earnings. In particular, there was a renewed focus on fee revenues from build-to-suit development in the industrial sector. Clearly, this income stream would decline in a less buoyant economic environment.

In 2000, the lodging stocks were the best performers in the sector, outperforming the Index by almost 20% as the strong economy provided high levels of demand and the stocks had ended the previous year at depressed pricing levels. The next best sectors were office and apartments, each outperformed by nearly 10%. Both of these sectors were able to generate strong rental

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

growth, particularly in urban and coastal markets. The office sector benefited from a record level of absorption, which unexpectedly allowed for an additional year of improved occupancies as well as rental rate spikes. The apartment sector continued to rally in the fourth quarter based on the additional benefit of its defensive characteristics relative to other real estate sectors. Industrial property companies modestly outperformed based on strong demand and defensive characteristics. The retail sector underperformed by about 10% for the year, but the regional mall sub-sector performed only modestly below index levels as a result of improved sentiment over competition from e-commerce, a boost from the Urban Shopping Centers takeover and a low valuation level. The manufactured home sub-sector of the residential sector rallied in the fourth quarter. It dramatically surpassed the self-storage sector and avoided the unwelcome distinction as the worst performing sector. Both are small sectors, which were unable to attract the attention of non-dedicated investors in 2000 due to their size and an inability to generate meaningful upward earnings revisions. We attribute the manufactured home rally to its defensive characteristics; although it still underperformed the index by 5%. For the full year, self-storage underperformed by 12%. In defense of the self-storage sector (and our overweighting), new supply continues to fall significantly, managements assert that the sector has been recession-resistant, the sector faces weak comparables, and the stocks trade at significant discounts to underlying value. As a result, this may prove to be a more defensive sector in a less robust environment and appears unlikely to repeat on the bottom of next year's list.

We continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio remain similar to last quarter with a modest shift to a more defensive stance within the sector weightings. We increased our overweighting to the companies focused on central business district and coastal office markets as there continues to be a large gap between existing lease rates and current market rents and vacancy rates remain below equilibrium levels. We reduced our exposure to more generic suburban office to offset this movement. In addition we added to both the apartment and self-storage sectors for the more defensive factors discussed above. Finally, we reduced our weighting in the retail sector to reflect the continuation of oversupply and tenant problems in the sector and to the hotel sector, which is the most economically sensitive sector based on the one-day average lease term and modest degree of advance booking. An interesting aspect to the bottom-up changes to the Portfolio this quarter was the opportunistic nature of additions. We purchased Post, Prologis and Macerich as each of the stocks overreacted by falling by far more than the NAV dilution from their negative earnings announcements. The other opportunity was the ability to add to Spieker toward year-end from a large individual seller and to Archstone in mid-quarter as fears of a stock overhang caused selling pressure.

We believe the outlook for the REIT market continues to be favorable. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets remained strong in 2000, based on the strong U.S. economy for most of the year and a rational level of new supply. We are encouraged that the development pipelines either peaked or are in the process of peaking for the vast majority of property types and there is a significant level of pre-leasing. Clearly, the slowdown in the economy in 2001 will create a more challenging environment to complete the leasing for these pipelines. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low vacancy rates, the U.S. real estate market is better prepared for a slowdown in the economy. This factor, when combined with a REIT market that trades at a 7.5% discount to its private valuation, provides the foundation for a defensive asset class. It is noteworthy that despite the strong price performance of REIT shares, REITs ended the year at a discount to their underlying property value. This was because the strong property fundamentals experienced by the real estate companies throughout the year caused underlying property value (NAV) to move up in tandem with price, thereby preserving much of the discount from the start of the year.

Our key measures for considering total returns for the sector are the growth rate of NAV (which we define as the private market Net Asset Value for the underlying properties owned by the companies) and the resulting P/NAV (share price versus NAV) plus the return from the dividend. While we think that underlying property values will continue to grow, we think that the rate of growth will decline based on slowing rental growth, peak occupancy levels and a modest decline in private market multiples for certain asset classes (particularly, suburban office and retail). Predicting the P/NAV level has proven to be most difficult in the REIT market. Based on the current discount to its NAV and the sector's ability to demonstrate its defensive characteristics as a separate asset class, we believe the sector should be able to produce returns close to its historical average returns, which investors may find attractive given the recent performance and volatility in the equity markets.

January, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000

                                                                      VALUE
   SHARES                                                             (000)
------------------------------------------------------------------------------
COMMON STOCKS (95.4%)
  DIVERSIFIED (5.1%)
      128,300  Pacific Gulf Properties, Inc. REIT .................  $    786
       90,300  Pennsylvania REIT ..................................     1,727
   (a)158,800  Pinnacle Holdings, Inc. REIT .......................     1,439
       31,500  Rouse Co. (The) REIT ...............................       803
      153,000  Vornado Realty Trust REIT ..........................     5,862
   (a)208,574  Wellsford Real Properties, Inc. REIT ...............     3,285
                                                                     ---------
                                                                       13,902
                                                                     ---------
  HEALTH CARE (0.0%)
    (a)18,900  Meditrust Corp. Paired Stock REIT ..................        48
                                                                     ---------
  INDUSTRIAL (5.5%)
      118,500  AMB Property Corp. REIT ............................     3,059
      131,900  Cabot Industrial Trust REIT ........................     2,531
      342,800  Prime Group Realty Trust REIT ......................     4,927
      205,300  Prologis Trust REIT ................................     4,568
                                                                     ---------
                                                                       15,085
                                                                     ---------
  LODGING/RESORTS (6.2%)
    (a)70,800  Candlewood Hotel Co., Inc. .........................       177
       81,400  Hilton Hotels Corp. ................................       855
      111,900  Host Marriott Corp. REIT ...........................     1,448
    (a)13,588  Interstate Hotels Corp. ............................        22
      384,144  Starwood Hotels & Resorts Worldwide, Inc. ..........    13,541
(a)(b)460,963  Wyndham International, Inc. ........................       807
                                                                     ---------
                                                                       16,850
                                                                     ---------
  MIXED (5.1%)
      113,820  PS Business Parks, Inc. REIT .......................     3,164
      214,800  Spieker Properties, Inc. REIT ......................    10,767
                                                                     ---------
                                                                       13,931
                                                                     ---------
  OFFICE (32.5%)
      497,000  Arden Realty Group, Inc. REIT ......................    12,487
   (b)271,300  Beacon Capital Partners, Inc. ......................     3,240
      273,200  Boston Properties, Inc. REIT .......................    11,884
       13,000  Brandywine Realty Trust REIT .......................       269
   (a)667,617  Brookfield Properties Corp. ........................    11,761
      330,800  CarrAmerica Realty Corp. REIT ......................    10,358
      518,078  Equity Office Properties Trust REIT ................    16,902
      333,175  Great Lakes, Inc. REIT .............................     5,789
       24,300  Koger Equity REIT ..................................       378
      147,500  Mack-Cali Realty Corp. REIT ........................     4,213
      758,300  Trizec Hahn Corp. ..................................    11,469
                                                                     ---------
                                                                       88,750
                                                                     ---------
  RESIDENTIAL APARTMENTS (20.3%)
      129,600  Amli Residential Properties Trust REIT .............     3,200
      285,129  Archstone Communities Trust REIT ...................     7,342
      315,100  Avalonbay Communities, Inc. REIT ...................    15,794
        1,400  BRE Properties, Inc., Class A REIT .................        44
      129,703  Equity Residential Properties Trust REIT ...........     7,174
      189,400  Essex Property Trust, Inc. REIT ....................    10,370
      141,100  Post Properties, Inc. REIT .........................     5,300
      121,800  Smith (Charles E.) Residential Realty, Inc. REIT ...     5,725


                                                                      VALUE
   SHARES                                                             (000)
------------------------------------------------------------------------------
       12,700  Summit Properties, Inc. REIT........................  $    330
        5,900  United Dominion Realty Trust REIT ..................        64
                                                                     ---------
                                                                       55,343
                                                                     ---------
  RESIDENTIAL MANUFACTURED HOMES (4.5%)
      315,638  Chateau Communities, Inc. REIT .....................     9,607
       89,500  Manufactured Home Communities, Inc. REIT ...........     2,595
        3,000  Sun Communities, Inc. REIT .........................       101
                                                                     ---------
                                                                       12,303
                                                                     ---------
  RETAIL REGIONAL MALLS (7.5%)
      166,200  Macerich Co. (The) REIT ............................     3,189
      376,000  Simon Property Group, Inc. Paired Stock ............     9,024
      750,542  Tauban Centers, Inc. REIT ..........................     8,209
                                                                     ---------
                                                                       20,422
                                                                     ---------
  RETAIL STRIP CENTERS (3.2%)
       28,300  Acadia Realty Trust REIT ...........................       159
      689,182  Burnham Pacific Property Trust REIT ................     3,188
      281,900  Federal Realty Investment Trust REIT ...............     5,356
        2,100  Ramco-Gershenson Properties Trust REIT .............        27
                                                                     ---------
                                                                        8,730
                                                                     ---------
  SELF STORAGE (5.3%)
      527,770  Public Storage, Inc. REIT ..........................    12,832
       65,400  Shurgard Storage Centers, Inc., Series A REIT ......     1,598
                                                                     ---------
                                                                       14,430
                                                                     ---------
  OTHER (0.2%)
(a)(b)423,872  Atlantic Gulf Communities Corp. ....................        21
    (a)27,800  Frontline Capital Group ............................       370
  (a)(b)8,206  Internap Common Voting Trust, Inc. .................        50
  (a)(b)6,714  Internap Network Services Corp. ....................        49
                                                                     ---------
                                                                          490
                                                                     ---------
TOTAL COMMON STOCKS (COST $242,271) ...............................   260,284
                                                                     ---------
PREFERRED STOCKS (0.6%)
  OFFICE (0.4%)
       12,879  Beacon Capital Partners, Inc. Series B .............     1,115
                                                                     ---------
  OTHER (0.2%)
(a)(b)138,471  Atlantic Gulf Communities Corp. ....................       580
                                                                     ---------
TOTAL PREFERRED STOCKS (COST $2,622) ..............................     1,695
                                                                     ---------


 NO. OF
 RIGHTS
--------
RIGHTS (0.0%)
  OTHER (0.0%)
(a)(b)48,385  Cyprus Voting Rights (COST $204)....................         44
                                                                     ---------

The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000

 NO. OF                                                               VALUE
WARRANTS                                                              (000)
------------------------------------------------------------------------------
WARRANTS (0.0%)
  OTHER (0.0%)
(a)(b)114,262  Atlantic Gulf Communities Corp., Class A,
                 expiring 6/23/04 ................................   $     --@
(a)(b)114,262  Atlantic Gulf Communities Corp., Class B,
                 expiring 6/23/04 ................................         --@
(a)(b)114,262  Atlantic Gulf Communities Corp., Class C,
                 expiring 6/23/04 ................................         --@
                                                                      ---------
TOTAL WARRANTS (COST $12) ........................................         --@
                                                                      ---------


  FACE
 AMOUNT
  (000)
--------
SHORT-TERM INVESTMENT (4.5%)
  REPURCHASE AGREEMENT (4.5%)
(c)$   12,180  Chase Securities Inc., 5.60%, Dated 12/29/00,
                due 1/02/01 (COST $12,180) .......................      12,180
                                                                      ---------


                                                                     AMOUNT
                                                                      (000)
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $257,289) .......................   $274,203
                                                                     ---------
OTHER ASSETS (1.7%)
  Cash .................................................   $   57
  Receivable for Investments Sold ......................    2,738
  Dividends Receivable .................................    1,578
  Receivable for Portfolio Shares Sold .................      406
  Interest Receivable ..................................        6
  Other ................................................       21         4,806
                                                           -------
LIABILITIES (-2.2%)
  Payable for Investments Purchased ....................   (3,139)
  Payable for Portfolio Shares Redeemed ................   (2,406)
  Advisory Fees Payable ................................     (469)
  Administrative Fees Payable ..........................      (52)
  Professional Fees Payable ............................      (16)
  Shareholder Reporting Fees Payable ...................       (6)
  Custodian Fees Payable ...............................       (6)       (6,094)
                                                           -------     ---------
NET ASSETS (100%) ......................................               $272,915
                                                                       =========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  Applicable to 23,708,707 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) ...................       $11.51
                                                                       =========
NET ASSETS CONSIST OF:
Paid-in Capital ..................................................     $254,713
Undistributed Net Investment Income ..............................           75
Accumulated Net Realized Gain ....................................        1,213
Unrealized Appreciation on Investments ...........................       16,914
                                                                       ---------
NET ASSETS .......................................................     $272,915
                                                                       =========

(a)  --Non-income producing security
(b)  --Securities were valued at fair value-see note A-1 to the financial statements.
(c)  --The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    --Value is less than $500
REIT --Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                 YEAR ENDED
                                                                                                          DECEMBER 31, 2000
                                                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                      $   5,004
  Interest                                                                                                             174
                                                                                                                 ----------
    Total Income                                                                                                     5,178
                                                                                                                 ----------
EXPENSES:
  Investment Advisory Fees                                                                                             649
  Less: Fees Waived                                                                                                    (54)
                                                                                                                 ----------
  Net Investment Advisory Fees                                                                                         595
  Administrative Fees                                                                                                  210
  Shareholder Reporting                                                                                                 52
  Professional Fees                                                                                                     29
  Custodian Fees                                                                                                        17
  Directors' Fees and Expenses                                                                                           2
  Other                                                                                                                  2
                                                                                                                 ----------
    Net Expenses                                                                                                       907
                                                                                                                 ----------
NET INVESTMENT INCOME                                                                                                4,271
                                                                                                                 ==========
NET REALIZED GAIN ON:
  Investments Sold                                                                                                   4,844
                                                                                                                 ----------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                       18,961
                                                                                                                 ----------
  Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                              23,805
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $28,076
                                                                                                                 ==========
---------------------------------------------------------------------------------------------------------------------------


                                            STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                    DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                                                (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                   $   4,271              $    763
  Net Realized Gain (Loss)                                                                    4,844                  (191)
  Change in Unrealized Appreciation/Depreciation                                             18,961                (1,047)
                                                                                          ----------             ---------
  Net Increase (Decrease) in Net Assets Resulting From Operations                            28,076                  (475)
                                                                                          ----------             ---------
DISTRIBUTIONS
  Net Investment Income                                                                      (4,343)                 (870)
  Net Realized Gain                                                                          (1,342)                   --
                                                                                          ----------             ---------
  Total Distributions                                                                        (5,685)                 (870)
                                                                                          ----------             ---------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                 119,403               13,268
  Shares Issued on Portfolio Merger                                                          206,094                   --
  Distributions Reinvested                                                                     5,685                  870
  Redeemed                                                                                   (96,624)             (11,961)
                                                                                          ----------             ---------
  Net Increase in Net Assets Resulting From Capital Share Transactions                       234,558                2,177
                                                                                          ----------             ---------
  Total Increase in Net Assets                                                               256,949                  832

NET ASSETS:
  Beginning of Period                                                                        15,966                 15,134
                                                                                          ----------             ---------
  End of Period (including undistributed net investment income of $75 and $129,
    respectively)                                                                         $ 272,915              $  15,966
                                                                                          ==========             ==========
----------------------------------------------------------------------------------------------------------------------------
(1)  Capital Share Transactions:
     Shares Subscribed                                                                       12,031                 1,342
     Shares Issued on Portfolio Merger                                                       18,206                    --
     Shares Issued on Distributions Reinvested                                                  492                    98
     Shares Redeemed                                                                         (8,772)               (1,233)
                                                                                          ----------             ---------
     Net Increase in Capital Shares Outstanding                                              21,957                   207
                                                                                          ==========             ==========
----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                              FINANCIAL HIGHLIGHTS


                                                             YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------
                                                   2000            1999            1998                PERIOD FROM
                                                                                                       MARCH 3, 1997*
                                                                                                       TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  9.11         $  9.80        $ 11.41                 $ 10.00
                                                 -------        -------        --------                --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                           0.14            0.43           0.40                    0.17
   Net Realized and Unrealized Gain (Loss)         2.53           (0.59)         (1.63)                   1.61
                                                 -------        -------        --------                --------
     Total from Investment Operations              2.67           (0.16)         (1.23)                   1.78
                                                 -------        -------        --------                --------
DISTRIBUTIONS
   Net Investment Income                          (0.21)          (0.53)         (0.29)                  (0.17)
   Net Realized Gain                              (0.06)             --          (0.09)                  (0.20)
                                                 -------        -------        --------                --------
     Total Distributions                          (0.27)          (0.53)         (0.38)                  (0.37)
                                                 -------        -------        --------                --------
NET ASSET VALUE, END OF PERIOD                   $ 11.51        $  9.11        $  9.80                 $ 11.41
                                                 -------        -------        --------                --------
                                                 -------        -------        --------                --------
TOTAL RETURN                                       29.27%         (1.47)%       (10.86)%                 17.99%
                                                 =======        =======        ========                ========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                $272,915       $15,966        $15,134                 $13,055
Ratio of Expenses to Average Net Assets              1.10%         1.10%          1.10%                   1.10%**
Ratio of Net Investment Income to Average Net
   Assets                                            5.15%         5.03%          4.14%                   3.14%**
Portfolio Turnover Rate                                34%           40%           100%                    114%
-------------------
Effect of Voluntary Expense Limitation During
   the Period:
   Per Share Benefit to Net Investment Income    $   0.00+      $  0.07        $  0.06                 $  0.07
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                  1.16%           1.90%           1.73%                  2.32%**
   Net Investment Income to Average Net Assets     5.08%           4.23%           3.51%                  1.92%**
----------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations
**  Annualized
+   Amount is less than $0.01


The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


The Universal Institutional Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio.The Portfolio seeks to provide above- average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

On September 22, 2000, the net assets of the Van Kampen LIT Real Estate Fund were merged into the Portfolio through a tax-free transfer. In exchange for the $206,094,000 in net assets received, including $13,865,000 in unrealized appreciation, 18,206,199 shares of the Portfolio were issued. Prior to the combination, the net assets of the Portfolio totaled $33,051,000. Immediately after the combination, the net assets of the Portfolio totaled $239,145,000.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex- dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recogni-

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 2000

tion of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500        MORE
                              $500    MILLION TO     THAN
PORTFOLIO                    MILLION  $1 BILLION  $1 BILLION
---------                    -------  ----------  ----------
U.S. Real Estate ..........   0.80%     0.75%       0.70%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open- end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER:  At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                     NET
      COST        APPRECIATION    DEPRECIATION   APPRECIATION
     (000)           (000)           (000)          (000)
------------    ---------------  -------------- --------------
   $258,072         $33,088          $(16,957)      $16,131


For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long- term U.S. Government securities and short-term investments, were approximately $10,627,000, and $2,182,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $6,963,000 of which $2,407,000 will expire on December 31, 2005, $3,066,000 will expire on December 31, 2006 and $1,490,000 will expire on September 22, 2007. During the year ended December 31, 2000, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,531,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
U.S. Real Estate Portfolio

We have audited the accompanying statement of net assets of the U.S. Real Estate Portfolio (one of the portfolios constituting the Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from March 3, 1997 (commencement of operations) to December 31, 1997, were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 0.69%.

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $1,440,000.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
         Investment Management Inc. and Morgan Stanley Dean Witter Investment Management Limited; Managing
         Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES,
RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING
INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO,
PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                                VALUE PORTFOLIO



                                  ANNUAL REPORT
                                DECEMBER 31, 2000

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VALUE PORTFOLIO

INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
------------------------------------------------


Basic Resources ....................  (7.3%)
Beverage & Personal Products .......  (1.0%)
Energy .............................  (2.0%)
Consumer Durables ..................  (7.6%)
Financial Services.................. (20.2%)
Health Care ........................ (15.7%)
Heavy Industry/Transport............ (18.3%)
Retail..............................  (7.6%)
Technology.......................... (11.9%)
Utilities...........................  (6.8%)
Other...............................  (1.6%)

TOP FIVE HOLDINGS

                                                         PERCENT OF
SECURITY                          SECTOR                 NET ASSETS
--------                          ------                 ----------
HEALTHSOUTH  Corp.            Health Care                    6.8%
Health Net, Inc.              Health Care                    4.2
Washington Mutual, Inc.       Financial Services             3.1
Worldcom, Inc.                Utilities                      3.0
Parker-Hannifin Corp.         Heavy Industry/Transport       3.0

TOP FIVE SECTORS

                                VALUE         PERCENT OF
SECTOR                          (000)         NET ASSETS
------                          -----         ----------
Financial Services              $10,088         20.2%
Heavy Industry/Transport          9,137         18.3
Health Care                       7,885         15.7
Technology                        5,950         11.9
Retail                            3,797          7.6

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
-----------------------------------

                                TOTAL RETURNS(2)
                       ---------------------------------
                         ONE          AVERAGE ANNUAL
                         YEAR       SINCE INCEPTION (3)
                       --------     -------------------
PORTFOLIO.............  24.95%            9.80%
INDEX ................  -9.12            17.36

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
---------------------------------------------------------

[LINE GRAPH]

                            S&P 500       VALUE
                            INDEX         PORTFOLIO
                           ---------      ---------
1/2/97*                     $10,000       $10,000
12/31/97                     13,402        12,098
12/31/98                     17,231        11,840
12/31/99                     20,856        11,625
12/31/00                     18,954        14,525

*Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

For the year ended December 31, 2000, the Portfolio had a total return of 24.95% compared to -9.12% for the S&P 500 Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 2000, the Portfolio had an average annual total return of 9.80% compared to 17.36% for the Index.

What a difference a year makes! Twelve months ago an insatiable demand existed for technology products and stocks. The Internet had spawned a new paradigm of limitless growth and prosperity. The New Economy had obliterated the basic laws of economics and finance. Dot-com billionaires graced the cover of national business magazines, heralded as "visionaries." Day traders and chat rooms commanded the attention of the markets and the popular financial press. Valuations for companies became irrelevant

[SIDE NOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

as good stories supported $50 billion market caps. Wall Street analysts doubled stocks overnight with nonsensical price targets and irresponsible fundamental analysis. Famous hedge fund managers capitulated by piling on, or retiring. America represented not only the world's economic superpower, but its intellectual and moral superpower, as well. For America not only invented the Internet, but through its capital markets, evidenced the true understanding of its profound impact.

Today, a strong dose of reality has been administered. The technology sector of the economy rears its cyclical head with slowing demand and declining profit margins. The NASDAQ crashes regularly yet cannot come close to finding a valuation justified bottom. Internet stocks implode, then wither into the same oblivion from which they arose. Scores of Internet companies melt away, spawning hordes of option shocked employees. The financial press humbly apologizes for its participation in, if not glorification of, the grand delusion. Day traders resume their day jobs, a bit poorer but a bit wiser. The laws of economics reestablish themselves as revenues, cash flow and profits regain their rightful place in the economic order. Valuation matters again as the market painfully recognizes one can overpay for growth. The term New Era or New Paradigm comes to represent something terribly different from last year. For the only thing New about the technology bubble was the sheer level of absurdity achieved by investors in valuing and rationalizing technology stock prices!

The portfolio management team, consistent with its very successful long-term strategy, chose to avoid participating in the technology/media/telecommunication bubble. Unlike many value managers, we did not bend our valuation discipline to accommodate this new era. We did not purchase "cheap" Internet shares nor did we migrate towards more expensive sectors of the markets under the justification of short-term relative valuations. We continued to pursue the same strategy that worked so well for such a long time, buying shares in solid companies at large valuation discounts. Our valuation discipline, the major factor behind our poor absolute and relative returns for 1998 and 1999, now appears to be positioned for success. We believe that the growth/technology stock mania of the past two years represented an anomaly in the financial markets that will not be repeated in our investment lifetimes. Value investing should recycle back into favor. Cash flows should migrate back towards the better performing value style, helping value managers create a virtuous cycle of relative investment performance and positive cash flows.

Price-earnings ratio spreads, despite contracting recently, are still at extremely lofty levels. Should valuation spreads return to more normal levels, low price-earnings stocks should continue to outperform the broad market for a sustained period of time. This occurred the last time a growth stock bubble burst, the last "new era" of the "one decision" nifty fifty market. Value investing excelled for a solid decade after that mania ended. And, that growth stock bubble paled in comparison to the technology/media/telecommunication bubble of 2000. Of course past performance is not predictive of future results. In the nifty fifty era, growth company valuations crested at around 10 times revenues. The current mania still sports valuations at 100 times revenues. For those investors who believe a 50% decline in the NASDAQ has wrung out material excesses in speculative technology shares, we disagree. Think again. Good stories still support unrealistic valuations in the momentum sectors of the stock market. B-to-B Internet stories give way to optical stocks, which give way to power technology plays. The normalization of relative values will likely be protracted and painful to growth and momentum investors, especially if there is a material slowdown in technology spending. Under certain fundamental conditions, we can imagine the average technology stock declining another 50% or so over the next year.

The Portfolio expects to continue to execute its long-term investment philosophy of seeking to own solid companies at large valuation discounts. Where do we find low price-earnings value currently? Not in very large cap shares. Market cap is very expensive in today's market. The top quintile of market cap in the Russell Value 1000 Index trades for 26 times earnings versus 14 times profits for the smallest quintile. One could argue that the term "large cap value" is an oxymoron. We do not find absolute or relative value in many large cap defensive sectors of the markets. Food and personal care companies generate 3-5% organic growth yet trade for 15-30 times profits. Not much value there. Slow growth, deep cyclicals do not excite us either. Large cap energy and commodity cyclicals stocks appear fairly priced at 15 times earnings considering their low single digit secular revenue growth and then volatile profit streams. The utility sector is divided into the new, growth companies and old line power companies. The growth set trades for 20-40 times profits, discounting much future good news. The old-line electricity plays are cheap, but have limited growth opportunities. If so much of the market, including traditional value sectors, does not appeal to us as value investors, which sectors and stocks do?

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                         INVESTMENT OVERVIEW (CONT.)

If we could reduce the Portfolio to a single theme it would be this: very cheap, good quality, large company (but mid cap) industrial and services companies. Within the $3-10 billion market cap range there are many good businesses that sport modest valuations. Typically these companies have solid positions in decent markets with good management and attractive cash flow characteristics. Most importantly, they were purchased in the Portfolio at compelling valuations, usually 10 times earnings and 5 times cash flow. In a stock market where "biggest and best" trade for 30 times earnings in nearly every sector, we find excellent absolute and relative value one notch below. One could say we own the "big and good" at 65% discounts.

While not the name brand blue chips, most investors would recognize the Portfolio holdings. The services companies would include financial, health care, telecommunication, and transportation sectors. Leading health care service positions include Tenant, Healthsouth, and Healthnet. Leading financial service companies include Washington Mutual, PNC, Citigroup, American General and Hartford Financial. Large telecommunication holdings include SBC, Verizon and Worldcomm. Transportation services cover our airline positions in Delta and American, and our CNF holding. The technology, capital goods, consumer durable, retail, and raw material sectors show holdings in the manufacturing part of the economy. Top investments in industrial/technology include Quantum Corp, Lexmark, Avnet, Parker Hanifen, Cooper Industries and Cummins Engine. Consumer companies include Ford, Masco, Black and Decker, Liz Claiborne, and Jones Apparel. Significant positions in companies such as these contribute to the Portfolio's deep discount valuation characteristics and, not only has the Portfolio generated strong absolute and relative performance in 2000, but it still retains very modest multiples of 11 times earnings, 8.5 times cash flow, and 67% of revenues. This represents significant, perhaps 50-60% discounts versus the S&P 500 Index and 25% discounts against the Russell Value 1000 Index. As we have contended for quite some time, the Portfolio is truly positioned for a rotation to value style investing.

Our outlook for the equity market requires a brief history lesson. There continues to be two very different equity markets today: the "GrowTech" and "AverageCo" indices. The GrowTech index includes the largest 50 market caps in the S&P 500 as well as the largest caps in the Nasdaq. The AverageCo index includes the smaller 400 names in the S&P 500 and the vast majority of non-technology companies outside the S&P 500. The AverageCo index stock has been in a corrective /bear market phase since 1998. The well documented bull market of 1998-1999 did not include the majority of companies in the stock market, but represented a bubble in the technology/telecommunication sector pulling up Index returns to bull market levels. Most of the AverageCo companies trade for absolute valuations well within their historical ranges, with many in the bottom part of those ranges. These stocks have had respectable absolute performance and excellent relative performance this year. Yet, many still trade for 10-15 times earnings. We still find enough opportunity in this part of the market to remain optimistic and fully invested. Should the economy avoid a recession, many stocks in this part of the market can appreciate significantly in 2001.

Despite the carnage in the average GrowTech stock, expensive valuations and deteriorating fundamentals generally reduce our enthusiasm for these shares. Most growth sectors, even the defensive ones, are still pricey on absolute valuations. The technology sector still appears priced for strong growth. While valuation ratios have declined quite significantly this year, the tech sector profitability level is just beginning to decline from peak margins. Should a significant cut in technology capital spending or recession occur, most technology stocks should continue to decline. Because the GrowTech companies represent so much of the market cap of the popular indices, it should be difficult for those indices to make significant headway in the next year. We are not terribly optimistic about the potential for the still expensive S&P 500. But this does not suggest that investors can not generate acceptable returns in 2001. The performance of the Portfolio in 2000 demonstrates that investors may be able to generate solid results in a difficult environment. Just as 1999 represented a turbocharged extension of 1998 in the equity markets, we believe calendar 2001 should represent a continuation of the trends established in 2000. While past performance is not predictive of future results, with value style investing experiencing its first year of favorable performance in quite a while, we feel a follow through in 2001 would simply represent the "equal and opposite reaction" to the growth/technology mania of 1997-1999.

Although the Portfolio has enjoyed very strong absolute and relative performance this year, we believe that the relative valuations of the stocks we hold are still very attractive. The Portfolio's price-earnings multiple closed the fourth quarter at 13.24 times as compared to 22.16 times for the S&P 500 Index. Other measures of value such as price-to-cash flow and price-

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

to-book value are also at substantial discounts. As the markets look for continued help from the Federal Reserve to boost future economic activity, and as the past market leadership (high price-earnings, mega market cap, "growth") experiences downward valuation adjustments, we believe the Portfolio remains well positioned for continued, positive relative performance comparisons going forward.

January 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                            STATEMENT OF NET ASSETS
                              DECEMBER 31, 2000

                                                     VALUE
   SHARES                                            (000)
------------------------------------------------------------
COMMON STOCKS (98.4%)
  BASIC RESOURCES (7.3%)
    BASIC CHEMICALS (3.2%)
    8,500  Dow Chemical Co. ........................    $312
    9,700  Eastman Chemical Co. ....................     473
   21,600  IMC Global, Inc. ........................     336
    6,000  Praxair, Inc. ...........................     266
   18,000  Solutia, Inc. ...........................     216
                                                    --------
                                                       1,603
                                                    --------
    PAPER (1.8%)
   11,100  International Paper Co. .................     453
    8,600  Weyerhaeuser Co. ........................     436
                                                    --------
                                                         889
                                                    --------
    SPECIALTY CHEMICALS (2.3%)
   28,900  Engelhard Corp. .........................     589
   21,400  Lubrizol Corp. ..........................     551
                                                    --------
                                                       1,140
                                                    --------
TOTAL BASIC RESOURCES ..............................   3,632
                                                    --------
  BEVERAGES & PERSONAL PRODUCTS (1.0%)
    PERSONAL PRODUCTS (1.0%)
   16,400  Fortune Brands, Inc. ....................     492
                                                    --------
  CONSUMER DURABLES (7.6%)
    AUTOMOBILES (1.3%)
   28,339  Ford Motor Co. ..........................     665
                                                    --------
    AUTOMOTIVE RELATED (0.5%)
   14,700  Dana Corp. ..............................     225
                                                    --------
    BUILDING & HOUSING (2.1%)
   41,000  Masco Corp. .............................   1,053
                                                    --------
    FURNISHING & APPLIANCES (3.7%)
   17,700  Black & Decker Corp. ....................     695
   11,700  Maytag Corp. ............................     378
   16,300  Whirlpool Corp. .........................     777
                                                    --------
                                                       1,850
                                                    --------
TOTAL CONSUMER DURABLES ............................   3,793
                                                    --------
  ENERGY (2.0%)
    OIL - DOMESTIC & CRUDE (1.0%)
   17,100  USX-Marathon Group, Inc. ................     475
                                                    --------
    OIL - INTERNATIONAL (1.0%)
    8,200  Texaco, Inc. ............................     509
                                                    --------
TOTAL ENERGY                                             984
                                                    --------
  FINANCIAL SERVICES (20.2%)
    BANKS (9.3%)
    9,200  Bank Of America Corp. ...................     422
   21,850  Chase Manhattan Corp. ...................     993
    7,550  First Union Corp. .......................     210
   18,229  FleetBoston Financial Corp. .............     685
   10,600  PNC Financial Services Group ............     774
   29,100  Washington Mutual, Inc. .................   1,544
                                                    --------
                                                       4,628
                                                    --------
    CREDIT & FINANCE (3.6%)
   16,827  Citigroup, Inc. .........................     859


                                                     VALUE
SHARES                                               (000)
------------------------------------------------------------
    4,500  Federal Home Loan Mortgage Corp. ........    $310
    3,500  Fannie Mae ..............................     304
    5,800  Household International, Inc. ...........     319
                                                    --------
                                                       1,792
                                                    --------
    INSURANCE (7.3%)
   19,500  Ace Ltd. ...............................      827
   17,000  Allstate Corp. .........................      741
    8,500  American General Corp. .................      693
    8,600  Everest Re Group Ltd. ..................      616
   10,900  Hartford Financial Services Group, Inc..      770
      200  Transatlantic Holdings, Inc. ...........       21
                                                    --------
                                                       3,668
                                                    --------
TOTAL FINANCIAL SERVICES                              10,088
                                                    --------
  HEALTH CARE (15.7%)
    HEALTH SERVICES (14.2%)
  (a)6,000  Aetna US Healthcare.....................     246
 (a)80,470  Health Net, Inc. .......................   2,107
(a)207,400  HEALTHSOUTH Corp. ......................   3,383
 (a)31,000  Tenet Healthcare Corp. .................   1,378
                                                    --------
                                                       7,114
                                                    --------
    HEALTH TECHNOLOGY (1.0%)
   12,200  Beckman Coulter, Inc. ..................      512
                                                    --------
    HOSPITAL SUPPLIES (0.5%)
    6,400  Bausch & Lomb, Inc. ....................      259
                                                    --------
TOTAL HEALTH CARE..................................    7,885
                                                    --------
  HEAVY INDUSTRY/TRANSPORT (18.3%)
    AEROSPACE (0.6%)
    6,300  Rockwell International Corp. ...........      300
                                                    --------
    AIR TRANSPORT (3.3%)
(a)22,100  AMR Corp. ..............................      866
   15,300  Delta Air Lines, Inc. ..................      768
                                                    --------
                                                       1,634
                                                    --------
    BUSINESS SERVICES (0.9%)
   16,500  Waste Management, Inc. .................      458
                                                    --------
    ELECTRICAL EQUIPMENT (0.9%)
    9,000  Honeywell International, Inc. ..........      426
                                                    --------
    MACHINERY (10.5%)
    7,100  Caterpillar, Inc. ......................      336
   18,400  Cooper Industries, Inc. ................      845
   19,900  Cummins Engine Co., Inc. ...............      755
    8,500  Eaton Corp. ............................      639
    4,500  Illinois Tool Works, Inc. ..............      268
    7,000  Ingersoll-Rand Co. .....................      293
(a)14,500  Navistar International Corp. ...........      380
   33,550  Parker-Hannifin Corp. ..................    1,480
    6,400  Tecumseh Products Co., Class A..........      269
                                                    --------
                                                       5,265
                                                    --------
    MISCELLANEOUS INDUSTRIALS (1.0%)
    5,800  Dover Corp. ............................      235
    6,600  TRW, Inc. ..............................      256
                                                    --------
                                                         491
                                                    --------



     The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
  HEAVY INDUSTRY/TRANSPORT  (CONT.)
    RAILROADS (0.4%)
    7,500  Burlington Northern Santa Fe, Inc. .....     $212
                                                    --------
    SHIPPING & FREIGHT (0.7%)
   10,400  CNF, Inc. ..............................      351
                                                    --------
TOTAL HEAVY INDUSTRY/TRANSPORT                         9,137
                                                    --------
  RETAIL (7.6%)
    APPAREL (5.0%)
(a)16,400  Jones Apparel Group, Inc. ..............      528
   28,300  Liz Claiborne, Inc. ....................    1,178
   22,500  V.F. Corp. .............................      815
                                                    --------
                                                       2,521
                                                    --------
    FOOD RETAILERS (0.4%)
    8,200  Albertson's, Inc. ......................      217
                                                    --------
    RESTAURANTS (1.4%)
(a)20,600  Tricon Global Restaurants, Inc. ........      680
                                                    --------
    SPECIALTY SHOPS (0.8%)
(a)22,700  Toys 'R' Us, Inc. ......................      379
                                                    --------
TOTAL RETAIL                                           3,797
                                                    --------
  TECHNOLOGY (11.9%)
    COMPUTERS & OFFICE EQUIPMENT (4.5%)
    9,300  Hewlett-Packard Co. ...................       293
(a)15,400  Lexmark International Group, Inc. .....       682
(a)94,500  Quantum Corp. .........................     1,258
    9,200  Xerox Corp. ...........................        43
                                                    --------
                                                       2,276
                                                    --------
    ELECTRONICS (3.6%)
(a)24,500  Arrow Electronics, Inc. ...............       701
   19,300  Avnet, Inc. ...........................       415
    8,000  Micron Technology, Inc. ...............       284
(a)19,400  National Semiconductor Corp. ..........       391
                                                    --------
                                                       1,791
                                                    --------
    SOFTWARE & SERVICES (3.8%)
    8,200  Computer Associations International,
              Inc. ................................      160
   21,500  First Data Corp. .......................    1,133
(a)13,690  Sabre Group Holdings, Inc. .............      590
                                                    --------
                                                       1,883
                                                    --------
TOTAL TECHNOLOGY                                       5,950
                                                    --------
  UTILITIES (6.8%)
    ELECTRIC POWER (0.7%)
    3,917  Duke Energy Corp. ......................      334
                                                    --------
    TELEPHONE SERVICES (6.1%)
    12,300  AT&T Corp. ............................      213
    16,000  SBC Communications, Inc. ..............      764
    11,764  Verizon Communications, Inc. ..........      590
(a)107,800  Worldcom, Inc. ........................    1,509
                                                    --------
                                                       3,076
                                                    --------
TOTAL UTILITIES ...................................    3,410
                                                    --------
TOTAL COMMON STOCK (COST $43,043) .................   49,168
                                                    --------


   FACE
  AMOUNT                                             VALUE
  (000)                                              (000)
------------------------------------------------------------
SHORT-TERM INVESTMENT (8.1%)
  REPURCHASE AGREEMENT (8.1%)
(b)$4,036  Chase Securities, Inc., 5.60%, dated
              12/29/00, due 01/02/01
              (COST $4,036) .......................   $4,036
                                                    --------
TOTAL INVESTMENTS (106.5%) (COST $47,079) .........   53,204
                                                    --------
OTHER ASSETS (0.8%)
  Receivable for Investments Sold..........  $265
  Receivable for Portfolio Shares Sold.....    74
  Dividends Receivable.....................    40
  Interest Receivable......................     3        382
                                           --------
LIABILITIES (-7.3%)
  Payable for Investments Purchased........(3,493)
  Bank Overdraft...........................   (48)
  Investment Advisory Fees Payable.........   (30)
  Shareholder Reporting Expense Payable....   (24)
  Professional Fees Payable................   (24)
  Payable for Portfolio Shares Redeemed....   (16)
  Administrative Fees Payable..............   (14)
  Directors' Fees and Expenses Payable.....    (3)
  Custodian Fees Payable...................    (3)    (3,655)
                                           -------- --------
NET ASSETS (100%)..........................          $49,931
                                                    ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  Applicable to 3,796,764 outstanding $0.001 par
  value shares (authorized 500,000,000 shares).....   $13.15
                                                    ========
NET ASSETS CONSIST OF:
Paid-in Capital....................................  $43,289
Undistributed Net Investment Income................        3
Accumulated Net Realized Gain......................      514
Unrealized Appreciation on Investments.............    6,125
                                                    --------
NET ASSETS.........................................  $49,931
                                                    ========

------------------------------------------------------------
(a)    -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.


     The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                VALUE PORTFOLIO

                           STATEMENT OF OPERATIONS



                                                                                                                 YEAR ENDED
                                                                                                          DECEMBER 31, 2000
                                                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                        $   676
  Interest                                                                                                              97
                                                                                                                 ---------
    Total Income                                                                                                       773
                                                                                                                 ---------
EXPENSES:
  Investment Advisory Fees                                                                                             221
  Less: Fees Waived                                                                                                   (100)
                                                                                                                 ---------
  Net Investment Advisory Fees                                                                                         121
  Administrative Fees                                                                                                  111
  Shareholder Reporting                                                                                                 52
  Professional Fees                                                                                                     41
  Custodian Fees                                                                                                         9
  Directors' Fees and Expenses                                                                                           5
  Other                                                                                                                  3
                                                                                                                 ---------
    Net Expenses                                                                                                       342
                                                                                                                 ---------
NET INVESTMENT INCOME                                                                                                  431
                                                                                                                 ---------
NET REALIZED GAIN ON:
  Investments Sold                                                                                                   1,388
                                                                                                                 ---------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                        8,019
                                                                                                                 ---------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                                                 9,407
                                                                                                                 ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $9,838
                                                                                                                 =========
---------------------------------------------------------------------------------------------------------------------------


                                    STATEMENT OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED           YEAR ENDED
                                                                                     DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                                 (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $   431               $   392
  Net Realized Gain (Loss)                                                                     1,388                   (53)
  Change in Unrealized Appreciation/Depreciation                                               8,019                (1,249)
                                                                                             -------               -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                              9,838                  (910)
                                                                                             -------               -------
DISTRIBUTIONS
  Net Investment Income                                                                         (427)                 (403)
  In Excess of Net Investment Income                                                              --                    (1)
  Net Realized Gain                                                                             (659)                   --
                                                                                             -------               -------
  Total Distributions                                                                         (1,086)                 (404)
                                                                                             -------               -------
Capital Share Transactions (1):
  Subscribed                                                                                  10,917                19,378
  Distributions Reinvested                                                                     1,086                   404
  Redeemed                                                                                    (8,023)               (7,359)
                                                                                             -------               -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                         3,980                12,423
                                                                                             -------               -------
  Total Increase in Net Assets                                                                12,732                11,109

NET ASSETS:
  Beginning of Period                                                                         37,199                26,090
                                                                                             -------               -------
  End of Period (including undistributed/(distributions in excess of) net
      investment income of $3 and $(1), respectively)                                        $49,931               $37,199
                                                                                             =======               =======
----------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                            980                 1,721
    Shares Issued on Distributions Reinvested                                                     83                    39
    Shares Redeemed                                                                             (723)                 (654)
                                                                                             -------               -------
    Net Increase in Capital Shares Outstanding                                                   340                 1,106
                                                                                             =======               =======
----------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                          THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                      VALUE PORTFOLIO

                                   FINANCIAL HIGHLIGHTS




                                                                         YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                             JANUARY 2, 1997*
                                                                2000            1999           1998++      TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.76         $ 11.10         $ 11.78           $ 10.00
                                                              -------         -------         -------           -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.12            0.13            0.19              0.10
   Net Realized and Unrealized Gain (Loss)                       2.57           (0.34)          (0.45)             1.99
                                                              -------         -------         -------           -------
     Total from Investment Operations                            2.69           (0.21)          (0.26)             2.09
                                                              -------         -------         -------           -------
DISTRIBUTIONS
   Net Investment Income                                        (0.12)          (0.13)          (0.16)            (0.10)
   In Excess of Net Investment Income                              --           (0.00)+            --             (0.00)+
   Net Realized Gain                                            (0.18)             --           (0.17)            (0.21)
   In Excess of Net Realized Gain                                  --              --           (0.09)               --
                                                              -------         -------         -------           -------
     Total Distributions                                        (0.30)          (0.13)          (0.42)            (0.31)
                                                              -------         -------         -------           -------
NET ASSET VALUE, END OF PERIOD                                $ 13.15         $ 10.76         $ 11.10           $ 11.78
                                                              =======         =======         =======           =======
TOTAL RETURN                                                    24.95%          (1.82)%         (2.13)%           20.98%
                                                              =======         =======         =======           =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                             $49,931         $37,199         $26,090           $14,664
Ratio of Expenses to Average Net Assets                          0.85%           0.85%           0.85%             0.85%**
Ratio of Net Investment Income to Average Net Assets             1.07%           1.26%           1.57%             1.70%**
Portfolio Turnover Rate                                            50%             43%             45%               34%
-------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                 $  0.03         $  0.04         $  0.05           $  0.06
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                1.09%           1.22%           1.32%             1.87%**
   Net Investment Income to Average Net Assets                   0.82%           0.89%           1.10%             0.68%**


-------------------------------------------------------------------------------------------------------------------------------


*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2000 (CONT.)


Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                          FROM
                              FIRST       $500           MORE
                              $500     MILLION TO        THAN
PORTFOLIO                    MILLION   $1 BILLION    $1 BILLION
---------                    -------   ----------    ----------
Value.....................    0.55%      0.50%          0.45%


MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                               NET
 COST      APPRECIATION    DEPRECIATION    APPRECIATION
 (000)         (000)          (000)            (000)
------     ------------    ------------    ------------
$47,157     $9,687          $(3,640)         $6,047


For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $27,660,000 and $19,426,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000. During the year ended December 31, 2000, the Portfolio incurred $7,302 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                       REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Value Portfolio


We have audited the accompanying statement of net assets of the Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for the two years ended December 31, 1999 and for the period from January 2, 1997 (commencement of operations) to December 31, 1997 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                                   /s/ ERNST & YOUNG LLP



Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 51.45%.

For the year ended December 31, 2000, the Portfolio has designated a 20% long-term capital gain of approximately $275,000.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw,
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020


OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES
IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.



                              TECHNOLOGY PORTFOLIO



                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]

Data Communications                         32.1%
Software Products                           19.4
Electronic Equipment                        11.4
Biotechnology                               10.8
Semiconductor Manufacturing                 10.0
Data Storage & Processing                    3.5
Medical Technology                           1.9
Information Processing                       1.6
Micro Computer Manufacturing                 1.1
Test, Analysis & Instrumentation Equipment   0.5
Other                                        7.7
                                           -----
                                           100.0



TOP FIVE HOLDINGS

                                                        PERCENT OF
SECURITY                         INDUSTRY               NET ASSETS
--------                         --------               ----------
Cisco Systems, Inc.         Data Communications            5.2%
American Tower Corp.        Data Communications            2.3
QLogic Corp.                Semiconductor Manufacturing    2.0
Nokia Corp.                 Data Communications            2.0
Alcatel S.A.                Data Communications            1.9

PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX AND THE S&P 500 INDEX(1)
----------------------------------------

                           TOTAL RETURNS(2)
                      -------------------------
                      ONE     AVERAGE ANNUAL
                      YEAR   SINCE INCEPTION(3)
                      ----   ------------------
PORTFOLIO ........  -23.49%        -4.61%
NASDAQ............  -39.29         -24.19
S&P 500 INDEX.....   -9.12          -3.47

1. The Nasdaq Composite Index is a market capitalization- weighted index comprised of all common stocks listed on the NASDAQ stock market. The S & P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on November 30, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT
----------------------------------------

[LINE GRAPH]

                                             NASDAQ
                                S&P 500    COMPOSITE
                  PORTFOLIO      INDEX       INDEX
                  ----------------------------------
11/30/99*          $10,000      $10,000     $10,000
12/31/99           $12,416      $10,589     $11,894
12/31/00           $ 9,499      $ 9,623     $ 7,399


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The Technology Portfolio seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries. The Portfolio's concentration in the technology sector makes it subject to greater risk and volatility than portfolios that are more diversified, and the value of its shares may be substantially affected by economic events. In addition, the Portfolio may invest up to 35% in securities of foreign issuers. The Portfolio has changed its primary benchmark from the S&P 500 to the Nasdaq Composite Index, as the Nasdaq Composite Index is more representative of the investment strategy of the Portfolio.

For the year ended December 31, 2000, the Portfolio had a total return of -23.49% compared to -9.12% for the S&P 500 Index and -39.29% for the Nasdaq Composite Index (the "Index"). For the period from inception on November 30, 1999 through December 31, 2000, the Portfolio had an average annual total return of -4.61% compared to -3.47% for the S&P 500 Index and -24.19% for the Index.


[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

We have a comprehensive set of stock selection criteria. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industry, high levels of profitability and top notch management teams. In addition, we emphasize companies with scalable business models, high incremental profitability and high quality earnings relative to cash flow.

During 2000, we continued to focus our investments primarily in infrastructure companies that enable the proliferation of broadband connectivity, as well as wireless and internet communications. We tend to prefer such infrastructure suppliers (or "arms dealers") over their service provider customers because we expect them to benefit as long as wireless and wireline communication demands continue to grow. Because of market volatility this past year, access to capital became an issue for emerging telecommunication service providers. While the collateral impact on the infrastructure companies has been to limit visibility on near-term product demand, we view telecommunications as an area of relatively strong growth within technology over the next three to five years and infrastructure companies as the best positioned beneficiaries. At year-end, we believe many of our top ten holdings- Cisco Systems, American Tower, Powerwave Technologies, and Alcatel- stand to benefit from future growth of wireless and internet communications.

Over the past year, we also continued to be significantly underweight companies that operate in the personal computer (PC) industry. Due to high worldwide penetration gains over the past decade and fierce competition among PC makers, unit and sales growth continue to decline as the personal computer becomes more of a commodity. As slowing growth and profitability has infected the entire PC industry, we have focused our efforts and investments elsewhere. High profile earnings disappointments by former market darlings (Intel, Microsoft, and Dell among others) in 2000 supported our strategy to de- emphasize the PC sector.

Starting with rising interest rates and followed by rapidly rising oil prices, other alarming macroeconomic events included a sharply declining euro and heightened tensions in the Middle East. There were early warnings around earnings disappointments from companies such as Lucent and Intel, which continued and picked up momentum in the second half of the year. The fourth quarter was marked by uncertainty surrounding the outcome of the U.S. Presidential election and the increasing evidence of a slowdown in economic growth, combined with the uncertainty about the near-term outlook for many companies. This backdrop was particularly unfavorable for the technology sector and benefited value-oriented sectors such as finance, utilities and energy.

Stock selection was ahead of the Index for the year. Companies such as Saga Systems, Efficient Networks and Harmonic Lightwaves were among the biggest detractors to relative performance in 2000. The semiconductor sector was the best performer relative to the Index. An overweight position coupled with good stock selection in companies such as Transwitch added to relative performance. A slight overweight in biotechnology also helped relative performance given it was one of the only sectors in 2000 with positive returns. We continue to believe that over the long-term, the technology sector will generate higher earnings growth rates than most other areas of the economy and that the benefits from productivity enhancements afforded by technology advancements will be positive for the overall economy. Despite the volatility, we want the Portfolio to be positioned to participate in that growth.

Despite a difficult 2000, we continue to see opportunities for capital appreciation in technology and technology-related companies. With the Fed recently lowering interest rates by 50 basis points and with more potential rate cuts ahead, we are cautiously optimistic on the economic outlook and ability for technology companies to grow their businesses and maintain access to capital markets.

January 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                              STATEMENT OF NET ASSETS
                                 DECEMBER 31, 2000

                                                   VALUE
  SHARES                                           (000)
--------------------------------------------------------
COMMON STOCKS (99.4%)
  TECHNOLOGY (99.4%)
    BIOTECHNOLOGY (10.8%)
   (a)8,700  Amgen, Inc. .....................   $   556
   (a)7,700  CuraGen Corp. ...................       210
   (a)4,150  CV Therapeutics, Inc. ...........       294
   (a)8,300  Diversa Corp. ...................       149
  (a)28,100  Exelixis, Inc. ..................       411
  (a)24,900  Genaissance Pharmaceuticals .....       448
   (a)9,200  Genentech, Inc. .................       750
   (a)5,700  Gilead Sciences, Inc. ...........       473
  (a)20,300  Harvard Bioscience, Inc. ........       201
   (a)5,900  Human Genome Sciences, Inc. .....       409
   (a)1,700  Idec Pharmaceuticals Corp. ......       322
   (a)6,800  Immunex Corp. ...................       276
   (a)8,200  Invitrogen Corp. ................       708
   (a)5,200  Medimmune, Inc. .................       248
   (a)9,550  NPS Pharmaceuticals, Inc. .......       458
   (a)9,950  Tularik, Inc. ...................       293
                                               ---------
                                                   6,206
                                               ---------
    DATA COMMUNICATIONS (32.1%)
  (a)20,750  Advanced Fibre
             Communications, Inc. ...........        375
     19,900  Alcatel S.A. ADR ...............      1,113
  (a)34,600  American Tower Corp., Class A ..      1,311
  (a)25,900  AT&T Wireless Group ............        448
   (a)8,500  CIENA Corp. ....................        692
  (a)78,600  Cisco Systems, Inc. ............      3,007
   (a)7,200  Corvis Corp. ...................        172
  (a)19,000  Crown Castle International
             Corp. ..........................        514
  (a)24,050  Ditech Communications Corp. ....        386
  (a)50,900  Efficient Networks, Inc. .......        725
     27,200  Ericsson AB ADR ................        304
   (a)2,500  Exfo Electro-Optical Engineering,
             Inc. ...........................         65
  (a)14,700  Finisar Corp. ..................        426
  (a)38,200  Flag Telecom Holdings Ltd. .....        239
  (a)13,400  General Motors Corp., Class H
             (Hughes Electronics Corp.) .....        308
  (a)36,000  Harmonic, Inc. .................        205
     25,800  Nokia Corp. ADR ................      1,122
   (a)3,400  Openwave Systems, Inc. .........        163
  (a)10,600  Pegasus Communications Corp. ...        273
  (a)16,450  Powerwave Technologies, Inc. ...        962
  (a)13,700  Proxim, Inc. ...................        589
   (a)9,700  QUALCOMM, Inc. .................        797
   (a)9,800  Qwest Communications International,
             Inc. ...........................        402
  (a)20,300  RF Micro Devices, Inc. .........        557
  (a)21,400  SBA Communications Corp. .......        879
     12,250  Scientific-Atlanta, Inc. .......        399
  (a)51,000  Spectrasite Holdings, Inc. .....        676
   (a)6,000  Time Warner Telecom, Inc.,
             Class A ........................        381
  (a)16,900  Transwitch Corp. ...............        661
  (a)11,900  TyCom Ltd. .....................        266
                                               ---------
                                                  18,417
                                               ---------
                                                   VALUE
  SHARES                                           (000)
--------------------------------------------------------
    DATA STORAGE & PROCESSING (3.5%)
   (a)9,300  EMC Corp. ......................    $   618
  (a)21,100  StorageNetworks, Inc. ..........        524
  (a)10,025  VERITAS Software Corp. .........        877
                                               ---------
                                                   2,019
                                               ---------
    ELECTRONIC EQUIPMENT (11.4%)

      8,150  Applera Corp - Applied
             Biosystems Group ...............        767
   (a)5,800  Celestica, Inc. ................        315
  (a)10,400  DDI Corp. ......................        283
  (a)11,100  Emulex Corp. ...................        887
  (a)18,800  Exodus Communications, Inc. ....        376
   (a)9,300  Foundry Networks, Inc. .........        140
  (a)15,400  Jabil Circuit, Inc. ............        391
   (a)6,000  Juniper Networks, Inc. .........        756
  (a)13,000  Micrel, Inc. ...................        438
   (a)7,200  Network Appliance, Inc. ........        462
      2,900  Newport Corp. ..................        228
   (a)9,000  Oni Systems Corp. ..............        356
  (a)11,900  Optical Communication
             Products, Inc. .................        134
      2,900  PerkinElmer, Inc. ..............        305
   (a)5,000  Quest Software, Inc. ...........        140
   (a)7,100  Sanmina Corp. ..................        544
                                               ---------
                                                   6,522
                                               ---------
    INFORMATION PROCESSING (1.6%)
   (a)3,200  Check Point Software
             Technologies, Ltd. .............        427
   (a)6,300  Corporate Executive Board Co. ..        251
   (a)5,800  Nuance Communications, Inc. ....        250
                                               ---------
                                                     928
                                               ---------
    MEDICAL TECHNOLOGY (1.9%)
  (a)13,600  Bruker Daltonics, Inc. .........        320
      6,600  Medtronic, Inc. ................        399
  (a)10,050  Specialty Laboratories, Inc. ...        333
                                               ---------
                                                   1,052
                                               ---------
    MICRO COMPUTER MANUFACTURING (1.1%)
     31,300  Compaq Computer Corp. ..........        471
   (a)6,100  Sun Microsystems, Inc. .........        170
                                               ---------
                                                     641
                                               ---------
    MINI & MAINFRAME COMPUTER MANUFACTURING (0.2%)
   (a)4,500  Palm, Inc. .....................        127
                                               ---------
    SEMICONDUCTOR MANUFACTURING (10.0%)
  (a)10,900  Altera Corp. ...................        287
   (a)5,550  Analog Devices, Inc. ...........        284
   (a)6,300  Applied Micro Circuits Corp. ...        473
   (a)9,650  Bookham Technology plc ADR .....        127
   (a)8,150  Broadcom Corp., Class A ........        689
  (a)22,700  Conexant Systems, Inc. .........        349
   (a)5,900  Hi/fn, Inc. ....................        162
  (a)16,300  Kopin Corp. ....................        180
      6,450  Maxim Intergrated
             Products, Inc. .................        309
  (a)12,600  Micron Technology, Inc. ........        447
   (a)4,500  PMC-Sierra, Inc. ...............        354
  (a)15,250  QLogic Corp. ...................      1,174

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             TECHNOLOGY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000

                                                   VALUE
  SHARES                                           (000)
--------------------------------------------------------
  TECHNOLOGY  (CONT.)
    SEMICONDUCTOR MANUFACTURING  (CONT.)
      7,500  Texas Instruments, Inc. ........    $   355
  (a)12,200  TriQuint Semiconductor, Inc. ...        533
                                               ---------
                                                   5,723
                                               ---------
    SOFTWARE PRODUCTS (19.4%)

      7,900  Adobe Systems, Inc. ............        460
   (a)5,100  Ariba, Inc. ....................        274
  (a)13,800  Art Technology Group, Inc. .....        422
  (a)15,000  BEA Systems, Inc. ..............      1,010
   (a)5,100  Cacheflow, Inc. ................         87
  (a)10,300  Documentum, Inc. ...............        512
   (a)2,600  E.piphany, Inc. ................        140
  (a)11,188  Gemstar-TV Guide
             International, Inc. ............        519
  (a)16,600  i2 Technologies, Inc. ..........        903
  (a)16,500  Intuit, Inc. ...................        651
   (a)9,800  Mercury Interactive Corp. ......        884
  (a)11,200  Micromuse, Inc. ................        676
  (a)19,700  Microsoft Corp. ................        857
  (a)17,500  Oracle Corp. ...................        508
  (a)12,100  PeopleSoft, Inc. ...............        450
  (a)27,350  Portal Software, Inc. ..........        214
  (a)26,700  PurchasePro.com, Inc. ..........        467
  (a)13,500  Rational Software Corp. ........        526
   (a)3,600  Research In Motion Ltd. ........        288
  (a)11,500  Resonate, Inc. .................        109
   (a)4,500  Siebel Systems, Inc. ...........        305
   (a)3,200  SpeechWorks
             International, Inc. ............        157
   (a)4,900  TIBCO Software, Inc. ...........        235
  (a)18,250  Vignette Corp. .................        328
  (a)19,500  Vitria Technology, Inc. ........        151
  (a)(b)100  Zi Corp. .......................          1
                                               ---------
                                                  11,134
                                               ---------
    TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (0.5%)
   (a)6,740  Veeco Instruments, Inc. ........        271
                                               ---------
    OTHER-TECHNOLOGY (6.9%)
  (a)10,400  Apollo Group, Inc., Class A ....        511
   (a)3,700  Brocade Communications
             Systems, Inc. ..................        340
   (a)9,500  Comcast Corp., Class A .........        397
  (a)10,900  Corixa Corp. ...................        304
   (a)8,000  Extreme Networks, Inc. .........        313
   (a)7,400  Hispanic Broadcasting Corp. ....        189
   (a)5,700  McDATA Corp. ...................        312
   (a)3,925  Netegrity, Inc. ................        213
   (a)6,600  Redback Networks, Inc. .........        271
     12,350  Tyco International Ltd. ........        685
   (a)5,561  VeriSign, Inc. .................        413
                                               ---------
                                                   3,948
                                               ---------
TOTAL TECHNOLOGY ............................     56,988
                                               ---------
                                                   VALUE
  SHARES                                           (000)
--------------------------------------------------------
TOTAL COMMON STOCKS (COST $73,893) ...........   $56,988
                                               ---------
PREFERRED STOCK (1.0%)
  OTHER-TECHNOLOGY (1.0%)
 (b)111,900  Warp Solutions, Inc.(COST $543)..       559
                                               ---------
   FACE
  AMOUNT
  (000)
----------
SHORT-TERM INVESTMENT (4.3%)
  REPURCHASE AGREEMENT (4.3%)
(c)$  2,492  Chase Securities, Inc.,
             5.60%, dated 12/29/00,
             due 1/02/01 (COST $2,492) .......     2,492
                                               ---------
TOTAL INVESTMENTS (104.7%) (COST $76,928)         60,039
                                               ---------
OTHER ASSETS (3.0%)
  Cash ............................... $     1
  Receivable for Investments Sold ....   1,673
  Receivable for Portfolio Shares
  Sold ...............................      39
  Dividends Receivable ...............       1
  Interest Receivable ................       1     1,715
                                      --------
LIABILITIES (7.7%)
  Payable for Investments Purchased ... (3,800)
  Payable for Portfolio Shares
  Redeemed ............................   (393)
  Investment Advisory Fees Payable.....   (139)
  Shareholder Reporting Expense
  Payable .............................    (32)
  Professional Fees Payable ...........    (16)
  Administrative Fees Payable..........    (13)
  Custodian Fees Payable ..............     (7)   (4,400)
                                      -------- ---------
NET ASSETS (100%) .....................          $57,354
                                               =========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,059,269 outstanding
  $0.001 par value shares
  (authorized 500,000,000 shares) ............     $9.47
                                               =========
NET ASSETS CONSIST OF:
Paid-in Capital ..............................   $87,915
Accumulated Net Realized Loss ................   (13,672)
Unrealized Depreciation on Investments .......   (16,889)
                                               ---------
NET ASSETS ...................................   $57,354
                                               =========
--------------------------------------------------------

(a) - Non-income producing security
(b) - Securities were valued at fair value- see note A-1 to financial statements.
(c) - The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR - American Depositary Receipt


   The accompanying notes are an integral part of the financial statements.

                        THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                 TECHNOLOGY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                         YEAR ENDED
                                                                  DECEMBER 31, 2000
                                                                              (000)
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                 $    145
  DividendS                                                                      13
                                                                           --------
    Total Income                                                                158
                                                                           --------
EXPENSES:
  Investment Advisory Fees                                                      417
  Less: Fees Waived                                                            (110)
                                                                            --------
  Net Investment Advisory Fees                                                  307
  Administrative Fees                                                           136
  Shareholder Reporting                                                          72
  Custodian Fees                                                                 57
  Professional Fees                                                              29
  Directors' Fees and Expenses                                                    1
  Other                                                                           3
                                                                           --------
    Net Expenses                                                                605
                                                                           --------
NET INVESTMENT LOSS                                                            (447)
                                                                           --------
NET REALIZED LOSS ON:
  Investments Sold                                                          (13,670)
                                                                           --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                               (17,380)
                                                                           --------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION        (31,050)
                                                                           --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(31,497)
                                                                           ========
------------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           PERIOD FROM
                                                                      YEAR ENDED    NOVEMBER 30, 1999*
                                                               DECEMBER 31, 2000  TO DECEMBER 31, 1999
                                                                           (000)                 (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                   $  (447)               $   (1)
  Net Realized Gain (Loss)                                              (13,670)                   18
  Change in Unrealized Appreciation/Depreciation                        (17,380)                  491
                                                                        -------                ------
  Net Increase (Decrease) in Net Assets Resulting from Operations       (31,497)                  508
                                                                        -------                ------
DISTRIBUTIONS
  Net Investment Income
                                                                             --                    (6)
  In Excess of Net Realized Gain                                            (13)                   --
                                                                        -------                ------
    Total Distributions                                                     (13)                   (6)
                                                                        -------                ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                            108,251                 3,153
  Distributions Reinvested                                                   12                    --
  Redeemed                                                              (23,054)                   --
                                                                        -------                ------
  Net Increase in Net Assets Resulting from Capital Share Transactions   85,209                 3,153
                                                                        -------                ------
  Total Increase in Net Assets                                           53,699                 3,655
                                                                        -------                ------
NET ASSETS:
  Beginning of Period                                                     3,655                    --
                                                                        -------                ------
  End of Period                                                         $57,354                $3,655
                                                                        =======                ======
-----------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                     7,444                   295
    Shares Issued on Distributions Reinvested                                 1                    --
    Shares Redeemed                                                      (1,681)                   --
                                                                        -------                ------
    Net Increase in Capital Shares Outstanding                            5,764                   295
                                                                        =======                ======
-----------------------------------------------------------------------------------------------------

*Commencement of operations

      The accompanying notes are an integral part of the financial statements.

                              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                                        TECHNOLOGY PORTFOLIO

                                         FINANCIAL HIGHLIGHTS


                                                                                           PERIOD FROM
                                                                  YEAR ENDED             NOVEMBER 30, 1999*
                                                               DECEMBER 31, 2000       TO DECEMBER 31, 1999++
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 12.38                     $ 10.00
                                                                     -------                     -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                        (0.07)                       0.00+
   Net Realized and Unrealized Gain (Loss)                             (2.84)                       2.41
                                                                     -------                     -------
     Total from Investment Operations                                  (2.91)                       2.41
                                                                     -------                     -------
DISTRIBUTIONS
   Net Investment Income                                                  --                       (0.03)
   In Excess of Net Realized Gain                                      (0.00)+                        --
                                                                     -------                     -------
     Total Distributions                                               (0.00)+                     (0.03)
                                                                     -------                     -------
NET ASSET VALUE, END OF PERIOD                                       $  9.47                     $ 12.38
                                                                     =======                     =======
TOTAL RETURN                                                          (23.49)%                     24.16%
                                                                     =======                     =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                    $57,354                     $ 3,655
Ratio of Expenses to Average Net Assets                                 1.15%                       1.15%**
Ratio of Net Investment Loss to Average Net Assets                     (0.85)%                      (0.39)%**
Portfolio Turnover Rate                                                  139%                           6%
---------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                        $  0.02                     $   0.05
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                       1.36%                       12.57%**
   Net Investment Loss to Average Net Assets                           (1.06)%                     (11.82)%**
-------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share
++ Per share amounts are based on average shares outstanding


      The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000


The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in equity securities that the investment adviser expects will benefit from their involvement in technology and technology-related industries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2000


In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                            FROM          MORE
                            FIRST      $500 MILLION       THAN
PORTFOLIO               $500 MILLION   TO $1 BILLION   $1 BILLION
---------               ------------   -------------   ----------
Technology...........       0.80%          0.75%          0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER:  At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                      NET
  COST      APPRECIATION       DEPRECIATION       DEPRECIATION
 (000)         (000)              (000)              (000)
 -----      ------------       ------------       ------------
 $78,259      $3,271             $(21,491)          $(18,220)

For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $154,001,000 and $68,224,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

At December 31, 2000, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2008 of approximately $8,971,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post-October capital losses of $3,370,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Technology Portfolio


We have audited the accompanying statement of net assets of the Technology Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period from November 30, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of the Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     FEDERAL TAX INFORMATION (UNAUDITED)


For the year ended December 31, 2000, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for Corporations is 0.77%.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS                                                      OFFICERS
Barton M. Biggs                                               Harold J. Schaaff, Jr.
CHAIRMAN OF THE BOARD                                         PRESIDENT
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing                    Stefanie V. Chang
   Director, Morgan Stanley & Co. Incorporated                VICE PRESIDENT

John D. Barrett II
Chairman and Director,                                        James A. Gallo
Barrett Associates, Inc.                                      VICE PRESIDENT

Gerard E. Jones
Partner, Richards & O'Neil, LLP
                                                              Arthur J. Lev
Graham E. Jones                                               VICE PRESIDENT
Senior Vice President,
BGK Properties
                                                              Richard J. Shoch
John Levin                                                    VICE PRESIDENT
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV                                             Joseph P. Stadler
Managing Director,                                            VICE PRESIDENT
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,                         Mary E. Mullin
Boston Stock Exchange                                         SECRETARY

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C                                        Belinda A. Brady
                                                              TREASURER
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation
                                                              Robin L. Conkey
Frederick O. Robertshaw,                                      ASSISTANT TREASURER
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR                          CUSTODIAN
Morgan Stanley Asset Management                               The Chase Manhattan Bank
1221 Avenue of the Americas                                   3 Chase MetroTech Center
New York, New York 10020                                      Brooklyn, New York 11245

Miller Anderson & Sherrerd, LLP                               LEGAL COUNSEL
One Tower Bridge                                              Morgan, Lewis & Bockius LLP
West Conshohocken, PA 19428-2899                              1701 Market Street
                                                              Philadelphia, Pennsylvania 19103
DISTRIBUTOR
Morgan Stanley & Co. Incorporated                             INDEPENDENT AUDITORS
1221 Avenue of the Americas                                   Ernst & Young LLP
New York, New York 10020                                      200 Clarendon Street
                                                              Boston, Massachusetts 02116-5072


-------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES RISKS, RISKS FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                            MID CAP GROWTH PORTFOLIO



                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                             INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
---------------------------------------------------------

[PIE CHART]

Technology                     25.3%
Health Care                    23.3
Heavy Industry/Transport       12.6
Consumer Services              10.9
Utilities                       6.8
Energy                          5.7
Retail                          4.5
Financial Services              3.3
Consumer Durables               0.9
Food & Tobacco                  0.4
Other                           6.3


TOP FIVE HOLDINGS

                                                    PERCENT OF
SECURITY                       INDUSTRY             NET ASSETS
--------                       --------             ----------
Lincare Holdings, Inc.         Health Care              2.7%
Tenet Heathcare Corp.          Health Care              2.2
PerkinElmer, Inc.              Health Care              2.2
Concord EFS, Inc.              Financial Services       2.1
Powerwave Technologies, Inc.   Technology               2.1


PERFORMANCE COMPARED TO THE
S&P MID CAP 400 INDEX
---------------------------------------------------------

                                  TOTAL RETURNS(2)
                             ---------------------------
                              ONE       AVERAGE ANNUAL
                              YEAR    SINCE INCEPTION(3)
                             ------   ------------------
Portfolio................    -7.33%        23.00%
Index(1).................    17.50         33.63


1. The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $10 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on October 18, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT
---------------------------------------------------------

[LINE GRAPH]

                           Mid Cap       S&P Mid Cap
Date                 Growth Portfolio     400 Index
----                 ----------------    -----------
10/18/99*                 $10,000          $10,000
12/31/99                  $13,840          $12,059
12/31/00                  $12,825          $14,169


* Commencement of operations


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.


The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. Investments in small- to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

For the year ended December 31, 2000, the Portfolio had a total return of -7.33% compared to 17.50% for the S&P Mid Cap 400 Index (the "Index"). For the period from inception on October 18, 1999 through December 31, 2000, the Portfolio had an average annual total return of 23.00% compared to 33.63% for the Index.

The year 2000 was one of extremes. The NASDAQ posted new highs in March and record-breaking declines in November. The Federal Reserve began the year fretting about inflation pressures. By the end of the year, their concern focused on the possibility that the U.S. economy was headed toward a recession. The frothy, speculative market of January and February, when investors could hardly satiate their appetite for anything Internet related, began to crack during March and April. By year end, investors were despondent, and tax loss selling and earnings warnings combined to depress the market further.


[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

The Index was the best performing S&P index during the year, and was the only S&P index to post positive performance for 2000. Value stocks generally outperformed growth stocks, as measured by the S&P Barra Growth and Value indices. The NASDAQ Composite Index declined over 39% for the year, and the average active mid cap growth manager, as measured by the Lipper Mid Cap Growth Index, fell 16.1%. Against this backdrop, the Portfolio declined 7.3% for 2000. During the year, the Portfolio's overweights in technology, telecommunications and consumer services hurt performance.

The health care sector, which underperformed the Index in 1999 by more than 10%, was the second best sector in 2000, up 58%. During the year, we increased our exposure to health care in three different areas. We specifically focused on specialty pharmaceutical companies, health care service providers and health technology companies. Companies with more stable growth, such as health care service providers and health technology companies outperformed during the year. We actively traded our biotechnology stocks, focusing on companies with a strong pipeline of drugs under development. As we neared year end, we trimmed or eliminated many of our biotechnology stocks.

The two best sectors in 1999, technology, up 102% and telecommunications services, up 119%, were the two worst in 2000, down 11% and 34%, respectively. The technology sector was very volatile during the year, as investors became increasingly concerned about decreased technology capital spending. Earnings warnings from large cap bellwether technology companies also weighed on investors' minds, and contributed to technology's slide. Despite the turbulence, many of the best contributors for the year fall into the technology sector. In particular, companies such as Applied Micro Circuits, Ciena Corp. and SDL Inc. were among the top five contributors for the year. As evidence of a slowing economy began to mount, we shifted the technology portion of the Portfolio away from semiconductor stocks and into software stocks.

We trimmed many of our telephone services stocks during the year. Fears of a liquidity crunch, which could lead to slower future growth, caused the entire telephone services sector to decline. We continue to focus on the strongest competitors within the sector, and we are avoiding companies that have a near-term need for cash.

Consumer services stocks also stumbled as investors felt that the economic slowdown would adversely affect advertising revenue for many of the media and entertainment stocks we favored during 1999. Our allocation to consumer services stocks was reduced throughout the year from a high of 17% to around 11% at year's end.

As we head into 2001, we believe the Federal Reserve will attempt to avoid an economic recession with further rate cuts. We will continue to hold our stable growers, as we believe investors are more likely to focus on stable growth if the economy remains weak. We expect to maintain our exposure to more aggressive stocks, which may rally if investors believe the Fed's easing actions will reaccelerate the economy.

January 2001

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000

                                                    VALUE
  SHARES                                             (000)
------------------------------------------------------------
COMMON STOCKS (93.7%)
  CONSUMER DURABLES (0.9%)
    AUTOMOTIVE RELATED (0.9%)
      4,000   Harley-Davidson, Inc. .............      $159
                                                    --------
  CONSUMER SERVICES (10.9%)
    ENTERTAINMENT & LEISURE (3.7%)
   (a)5,900   Electronic Arts, Inc. .............       252
     (a)900   International Game Technology......        43
      5,300   MGM Mirage, Inc. ..................       149
   (a)9,900   USA Networks, Inc. ................       192
                                                    --------
                                                        636
                                                    --------
    OTHER - CONSUMER SERVICES (1.5%)
   (a)3,800   Apollo Group, Inc., Class A........       187
   (a)3,800   HomeStore.com, Inc. ...............        76
                                                    --------
                                                        263
                                                    --------
    PUBLISHING & BROADCAST (5.7%)
   (a)2,900   Cablevision Systems Corp., Class A.       246
   (a)3,348   Gemstar-TV Guide International,
               Inc. .............................       155
   (a)4,600   Lamar Advertising Co. .............       178
      5,000   Readers Digest Association, Inc.
               (The), Class A ...................       196
   (a)5,300   Univision Communications, Inc. ....       217
                                                    --------
                                                        992
                                                    --------
  TOTAL CONSUMER SERVICES........................     1,891
                                                    --------
  ENERGY (5.7%)
    NATURAL GAS (1.5%)
      4,804   Dynegy, Inc. ......................       269
                                                    --------
    OIL - OFFSHORE DRILLING (2.3%)
   (a)6,700   Global Marine, Inc. ...............       190
   (a)3,600   Nabors Industries, Inc. ...........       213
                                                    --------
                                                        403
                                                    --------
    OIL - WELL EQUIPMENT & SERVICES (1.9%)
   (a)2,300   BJ Services Co. ...................       159
   (a)7,541   Varco International, Inc. .........       164
                                                    --------
                                                        323
                                                    --------
  TOTAL ENERGY...................................       995
                                                    --------
  FINANCIAL SERVICES (3.3%)
    CREDIT & FINANCE (2.1%)
   (a)8,500   Concord EFS, Inc. .................       373
                                                    --------
    INVESTMENT COMPANIES (1.2%)
      1,800   SEI Investments Co. ...............       202
                                                    --------
  TOTAL FINANCIAL SERVICES.......................       575
                                                    --------
  FOOD & TOBACCO (0.4%)
    TOBACCO (0.4%)
      1,400   R.J. Reynolds Tobacco Holdings, Inc.       68
                                                    --------
  HEALTH CARE (23.3%)
    DRUGS (7.7%)
      2,500   Allergan, Inc. .....................      242
   (a)7,200   Alza Corp. .........................      306
   (a)7,300   Biovail Corp. ......................      284
     (a)600   Celgene Corp. ......................       19
   (a)1,300   Forest Laboratories, Inc., Class A..      173
     (a)900   IDEC Pharmaceuticals Corp. .........     $171
   (a)2,400   Millennium Pharmaceuticals, Inc. ...      149
                                                    --------
                                                      1,344
                                                    --------
    HEALTH SERVICES (7.7%)
  (a)17,000   Health Management Associates, Inc.,
               Class A ...........................      353
   (a)8,100   Lincare Holdings, Inc. .............      462
   (a)3,600   Oxford Health Plans, Inc. ..........      142
   (a)8,600   Tenet Healthcare Corp. .............      382
                                                    --------
                                                      1,339
                                                    --------
    HEALTH TECHNOLOGY (7.9%)
   (a)3,100   Mettler-Toledo International, Inc. .      169
      3,600   PerkinElmer, Inc. ..................      378
   (a)1,200   Quest Diagnostics, Inc. ............      170
   (a)3,400   St. Jude Medical, Inc. .............      209
      2,400   Stryker Corp. ......................      122
   (a)3,800   Waters Corp. .......................      317
                                                    --------
                                                      1,365
                                                    --------
  TOTAL HEALTH CARE                                   4,048
                                                    --------
  HEAVY INDUSTRY/TRANSPORT (12.6%)
    AEROSPACE (6.9%)
      7,100   B.F. Goodrich Co. ..................      258
     12,400   Bombardier, Inc., Class B...........      191
      4,700   Embraer ADR.........................      187
   (a)2,900   Gilat Satellite Networks Ltd. ......       74
      6,600   Precision Castparts Corp. ..........      278
   (a)6,200   Titan Corp. (The)...................      101
   (a)7,800   Viasat, Inc. .......................      102
                                                    --------
                                                      1,191
                                                    --------
    BUSINESS SERVICES (4.6%)
   (a)5,900   Dycom Industries, Inc. .............      212
   (a)5,100   Fiserv, Inc. .......................      242
   (a)5,900   MasTec, Inc. .......................      118
   (a)7,000   Quanta Services, Inc. ..............      225
                                                    --------
                                                        797
                                                    --------
    ELECTRICAL EQUIPMENT (0.7%)
   (a)3,300   Power-One, Inc. ....................      130
                                                    --------
    MISCELLANEOUS INDUSTRIALS (0.4%)
   (a)2,600   Thermo Electron Corp. ..............       77
                                                    --------
  TOTAL HEAVY INDUSTRY/TRANSPORT..................    2,195
                                                    --------
  RETAIL (4.5%)
    FOOD RETAILERS (1.9%)
      5,600   CVS Corp. ..........................      336
                                                    --------
    RESTAURANTS (1.5%)
   (a)5,700   Starbucks Corp. ....................      252
                                                    --------
    SPECIALTY SHOPS (1.1%)
      4,400   RadioShack Corp. ...................      188
                                                    --------
  TOTAL RETAIL....................................      776
                                                    --------
  TECHNOLOGY (25.3%)
    COMPUTERS & OFFICE EQUIPMENT (3.9%)
   (a)3,600   Emulex Corp. .......................      288
   (a)5,600   Extreme Networks, Inc. .............      219


   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                       STATEMENT OF NET ASSETS (CONT.)
                              DECEMBER 31, 2000

                                                      VALUE
  SHARES                                              (000)
------------------------------------------------------------
  TECHNOLOGY  (CONT.)
    COMPUTERS & OFFICE EQUIPMENT  (CONT.)
   (a)2,300   QLogic Corp. .......................     $177
                                                    --------
                                                        684
                                                    --------
    ELECTRONICS (1.6%)
   (a)4,400   MIPS Technologies, Inc. ............      112
   (a)3,700   RF Micro Devices, Inc. .............      102
   (a)2,100   Solectron Corp. ....................       71
                                                    --------
                                                        285
                                                    --------
    SOFTWARE & SERVICES (11.1%)
   (a)3,000   Agile Software Corp. ...............      148
   (a)4,700   Critical Path, Inc. ................      145
   (a)3,300   Digex, Inc. ........................       74
  (a)14,700   Exodus Communications, Inc. ........      294
   (a)2,900   Internet Security Systems, Inc. ....      227
   (a)3,400   Mercury Interactive Corp. ..........      307
   (a)2,600   Nuance Communications, Inc. ........      112
   (a)6,700   PeopleSoft, Inc. ...................      249
   (a)6,500   Rational Software Corp. ............      253
   (a)3,400   Ulticom, Inc. ......................      116
                                                    --------
                                                      1,925
                                                    --------
    TELECOM EQUIPMENT (8.7%)
   (a)8,300   Andrew Corp. .......................      180
   (a)2,100   Avanex Corp. .......................      125
   (a)2,600   Ciena Corp. ........................      212
   (a)4,200   Finisar Corp. ......................      122
   (a)3,600   Polycom, Inc. ......................      116
   (a)6,300   Powerwave Technologies, Inc. .......      368
      5,700   Scientific-Atlanta, Inc. ...........      186
   (a)1,300   SDL, Inc. ..........................      193
                                                    --------
                                                      1,502
                                                    --------
  TOTAL TECHNOLOGY................................    4,396
                                                    --------
  UTILITIES (6.8%)
    ELECTRIC POWER (1.5%)
   (a)4,100   Calpine Corp. ......................      185
      2,700   Southern Energy, Inc. ..............       76
                                                    --------
                                                        261
                                                    --------
    TELEPHONE SERVICES (5.3%)
   (a)4,400   IDT Corp. ..........................       90
  (a)12,700   McLeodUSA, Inc. ....................      180
   (a)4,100   Microcell Telecommunications, Inc. .       78
   (a)7,500   TeleCorp PCS, Inc. .................      168
   (a)3,000   Time Warner Telecom, Inc., Class A..      190
   (a)5,700   Western Wireless Corp., Class A.....      223
                                                    --------
                                                        929
                                                    --------
TOTAL UTILITIES...................................    1,190
                                                    --------
TOTAL COMMON STOCKS (COST $16,618)................   16,293
                                                    --------
   FACE
  AMOUNT                                             VALUE
  (000)                                              (000)
------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
  (b)$  693   Chase Securities, Inc., 5.60%, dated
               12/29/00, due 1/02/01 (COST $693)..     $693
                                                    --------
TOTAL INVESTMENTS (97.7%) (COST $17,311)..........   16,986
                                                    --------
OTHER ASSETS (4.4%)
  Receivable for Investments Sold........    $443
  Receivable for Portfolio Shares Sold...     316
  Due from Adviser.......................       5
  Dividends Receivable...................       3       767
                                            ------  --------
LIABILITIES (-2.1%)
  Payable for Investments Purchased......    (313)
  Shareholder Reporting Expense Payable..     (32)
  Professional Fees Payable..............     (13)
  Administrative Fees Payable............      (6)
  Custodian Fees Payable.................      (3)     (367)
                                            ------  --------
NET ASSETS (100%)........................           $17,386
                                                    ========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 1,407,436 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....   $12.35
                                                    ========
NET ASSETS CONSIST OF:
Paid-in Capital ..................................  $18,990
Distributions in Excess of Net Realized Gain......   (1,279)
Unrealized Depreciation on Investments............     (325)
                                                    --------
NET ASSETS........................................  $17,386
                                                    ========

------------------------------------------------------------
(a)  -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  -- American Depositary Receipt


   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                           STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                              DECEMBER 31, 2000
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                              $    34
  Dividends                                                                   8
                                                                        -------
    Total Income                                                             42
                                                                        -------
EXPENSES:
  Investment Advisory Fees                                                   59
  Less: Fees Waived                                                         (59)
                                                                        -------
  Net Investment Advisory Fees                                               --
  Shareholder Reporting                                                      55
  Professional Fees                                                          21
  Administrative Fees                                                        26
  Custodian Fees                                                             18
  Directors' Fees and Expenses                                                1
  Other                                                                       1
  Expenses Reimbursed by Adviser                                            (39)
                                                                        -------
    Net Expenses                                                             83
                                                                        -------
NET INVESTMENT LOSS                                                         (41)
                                                                        -------
NET REALIZED LOSS ON:
  Investments Sold                                                       (1,240)
                                                                        -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                              (906)
                                                                        -------
NET REALIZED LOSS AND CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION                                              (2,146)
                                                                        -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(2,187)
                                                                        =======
-------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       PERIOD FROM
                                                                  YEAR ENDED     OCTOBER 18, 1999*
                                                           DECEMBER 31, 2000  TO DECEMBER 31, 1999
                                                                       (000)                 (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Loss                                                $   (41)               $   (3)
  Net Realized Gain (Loss)                                            (1,240)                  194
  Change in Unrealized Appreciation/Depreciation                        (906)                  581
                                                                     -------                ------
  Net Increase (Decrease) in Net Assets Resulting from Operations     (2,187)                  772
                                                                     -------                ------
DISTRIBUTIONS
  In Excess of Net Realized Gain                                        (195)                   --
                                                                     -------                ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                          23,942                 2,087
  Distributions Reinvested                                                89                    --
  Redeemed                                                            (7,122)                   --
                                                                     -------                ------
  Net Increase in Net Assets Resulting from Capital Share
    Transactions                                                      16,909                 2,087
                                                                     -------                ------
  Total Increase in Net Assets                                        14,527                 2,859
NET ASSETS:
  Beginning of Period                                                  2,859                    --
                                                                     -------                ------
  End of Period                                                      $17,386                $2,859
                                                                     =======                ======
--------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                  1,709                   207
    Shares Issued on Distributions Reinvested                              6                    --
    Shares Redeemed                                                     (514)                   --
                                                                     -------                ------
    Net Increase in Capital Shares Outstanding                         1,201                   207
                                                                     =======                ======
--------------------------------------------------------------------------------------------------

    *Commencement of Operations


   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                           MID CAP GROWTH PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                                        PERIOD FROM
                                                                  YEAR ENDED         OCTOBER 18, 1999*
                                                              DECEMBER 31, 2000    TO DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $13.84                 $10.00
                                                                    ------                 ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss                                               (0.03)                 (0.01)
   Net Realized and Unrealized Gain (Loss)                           (0.93)                  3.85
                                                                    ------                 ------
     Total from Investment Operations                                (0.96)                  3.84
                                                                    ------                 ------
DISTRIBUTIONS
   In Excess of Net Realized Gain                                    (0.53)                    --
                                                                    ------                 ------
NET ASSET VALUE, END OF PERIOD                                      $12.35                 $13.84
                                                                    ======                 ======
TOTAL RETURN                                                         (7.33)%                38.40%
                                                                    ======                 ======

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                  $17,386                 $2,859
Ratio of Expenses to Average Net Assets                               1.05%                  1.05%**
Ratio of Net Investment Loss to Average Net Assets                   (0.52)%                (0.61)%**
Portfolio Turnover Rate                                                171%                    52%
----------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                        $0.07                  $0.15
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                     2.29%                  8.06%**
   Net Investment Loss to Average Net Assets                         (1.76)%                (7.62)%**

-------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized


   The accompanying notes are an integral part of the financial statements.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2000

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, and the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONT.)
                              DECEMBER 31, 2000

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                         FROM
                              FIRST      $500          MORE
                              $500     MILLION TO      THAN
PORTFOLIO                    MILLION   $1 BILLION   $1 BILLION
---------                    -------   ----------   ----------
Mid Cap Growth............    0.75%       0.70%       0.65%


MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: Morgan Stanley Asset Management (the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively, the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                               NET
  COST    APPRECIATION     DEPRECIATION    DEPRECIATION
 (000)       (000)             (000)          (000)
-------   ------------     ------------    ------------
$17,704     $1,720           $(2,438)        $(718)


For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $28,724,000 and $12,924,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post-October capital losses of $887,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Mid Cap Growth Portfolio


We have audited the accompanying statement of net assets of the Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period from October 18, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts, 02116-5072


-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO


                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                   ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)
---------------------------------------------------------

[PIE CHART]

China/Hong Kong               (1.4%)
Sweden                        (1.6%)
Spain                         (2.4%)
Italy                         (3.8%)
Netherlands                   (6.2%)
Switzerland                   (6.6%)
Germany                       (7.9%)
France                       (10.7%)
Japan                        (17.0%)
United Kingdom               (19.5%)
Other                        (22.9%)


TOP FIVE HOLDINGS


                                                     PERCENT OF
SECURITY                         COUNTRY             NET ASSETS
--------                         -------             ----------
BP Amoco plc                     United Kingdom         2.7%
Nestle S.A.                      Switzerland            2.6
Vodafone Group plc               United Kingdom         2.1
Royal Dutch Petroleum Co.        Netherlands            1.9
Total Fina S.A.                  France                 1.9


TOP FIVE SECTORS


                                       VALUE      PERCENT OF
SECTOR                                 (000)      NET ASSETS
------                                 -----      ----------
Financials                             $2,584        18.9%
Consumer Discretionary                  1,546        11.3
Consumer Staples                        1,380        10.1
Energy                                  1,091         8.0
Industrials                             1,021         7.4


PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
EAFE INDEX


                        TOTAL RETURNS(2)
                        --------------
                     ONE     AVERAGE ANNUAL
                     YEAR   SINCE INCEPTION(3)
                     ----   ----------------
PORTFOLIO          -13.98%      1.00%
INDEX(1)           -14.17      -0.08


1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on September 20, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

[LINE GRAPH]

                       Active International
Date                   Allocation Portfolio           MSCI EAFE Index
----                   --------------------           ---------------
9/20/99*                $10,000                       $10,000
12/31/99                $11,774                       $11,699
12/31/00                $10,128                       $9,990

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

The Active International Allocation Portfolio seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non- U.S. issuers which, in the aggregate, replicate broad market indices. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for the market volatility and political instability.

For the year ended December 31, 2000, the Portfolio had a total return of -13.98% compared to -14.17% for the Morgan Stanley Capital International
(MSCI) EAFE Index (the"Index"). For the period from inception on September 20, 1999 through December 31, 2000, the Portfolio had an average annual total return of 1.00% compared to -0.08% for the Index.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAYBE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
              ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                     INVESTMENT OVERVIEW (CONT.)

The year was dominated by the sharp rotation from growth, which performed strongly from January to mid-March, to value, which led the markets for the remainder of the year. Overall, global equities were disappointing and marked by high volatility. The uncertainty about the pace of the global economic slowdown and the impact on corporate profits overshadowed the likely peak in interest rates. From a currency perspective, the euro was a disaster until it staged a fairly impressive rally in December, gaining over 7% for the month, while the yen lost nearly 4% of its value in the final month of the year. The Portfolio performed in line with the Index for the year.

The main drivers of our performance from country selection were our overweight allocations to the U.K. (Index return, -11.5%), Switzerland (+5.9%), and the Netherlands (-4.1%). Our underweight allocation to France (-4.3%) and our above Index allocation to Singapore (-27.7%) detracted from returns. In Japan, our overweight allocation in the first quarter hurt our performance while our sector selection, (underweight technology and telecommunication) was positive. Our significant overweight to the consumer staples sector (1.8 times the Index weight of 5.2%) was a significant contributor to Portfolio performance. Since the second quarter, our considerable underweight (average of one-third of the Index weight) to the diversified telecommunication sector was positive and added to relative returns. Our overweight position in utilities was also a positive for performance and added to our returns.

As of December 31, our relative regional weights were neutral in non-euro Europe and in Asia and underweight in euro Europe and Japan.

From our above Index allocation at the start of the year, we steadily trimmed our position in Japan and ended the year underweight relative to the Index. We have become less constructive on the near-to medium-term outlook based upon the continued flow of disappointing economic data and policy news. The most recent releases showed slowing industrial production, the largest annual decline in consumer prices in the survey's 30-year history and falling consumer spending. Additionally low money growth, bank lending declines and cross shareholding unwinding, particularly for the life insurance companies, continues to weigh on the market. The disappointing leadership shows no sign of an end and the recent cabinet reshuffle did nothing to improve the prospects. We see limited fiscal and monetary policy options.

Although Europe will not be immune to a U.S. economic slowdown, it could be a source of relative resilience in an otherwise shaky world. For a number of reasons, Europe could remain more buoyant than the U.S. because of limited trade linkages with the U.S., a small wealth effect and already-enacted tax cuts. However, the euro, which has provided export growth, is likely to appreciate further and put some downward pressure on corporate margins. We remain underweight the region. We might look to increase our allocation to the region, and believe we might get a more opportune time to invest in the first half of 2001.

From a sector perspective, we continue to underweight the technology and telecommunication sectors. Although we remain significantly underweight diversified telecommunication stocks, in December we brought our position closer to neutral due to their extended sell-off and materially improved valuations. We continue to underweight technology hardware and equipment because the sector is expensive and we believe that earnings forecasts are still too optimistic. I/B/E/S analysts are forecasting 29% earnings growth for the sector for this year, which we deem unlikely.

In summary, although the surprise cut in interest rates by the Fed is likely to boost confidence and liquidity, it does nothing to alter the outlook for first half 2001 GDP and earnings per share growth forecasts. We expect the coming year to be a dilemma for the markets between disappointing corporate profits and increasing liquidity. We remain cautious.

January 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000

               SHARES                                                        VALUE(000)
-----------------------------------------------------------------------------------------
COMMON STOCKS (79.9%)
  AUSTRALIA (1.2%)
            985     Amcor Ltd.                                                           $ 3
            699     AMP Ltd.                                                               8
            429     Australian Gas Light Co.,  Ltd.                                        3
            157     Brambles Industries Ltd.                                               4
          2,256     Broken Hill Proprietary Co.,  Ltd.                                    24
            461     Coca-Cola Amatil Ltd.                                                  1
            831     Coles Myer Ltd.                                                        3
            208     Commonwealth Bank of Australia                                         4
             76     CSL Ltd.                                                               2
            761     CSR Ltd.                                                               2
             90     F.H. Faulding & Co., Ltd.                                              1
          1,294     Fosters Brewing Group Ltd.                                             3
          1,044     General Property Trust                                                 2
          1,810     Goodman Fielder Ltd.                                                   1
            196     Leighton Holdings Ltd.                                                 1
            390     Lend Lease Corp., Ltd.                                                 4
          1,391     M.I.M. Holdings Ltd.                                                   1
            269     Mayne Nickless Ltd.                                                    1
          1,015     National Australia Bank Ltd.                                          16
          1,347     News Corp., Ltd.                                                      10
          3,185     Normandy Mining Ltd.                                                   2
            268     OneSteel Limited                                                      --@
            474     Orica Ltd.                                                             2
            155     PaperlinX Limited                                                     --@
            294     QBE Insurance Group Ltd.                                               2
            344     Rio Tinto Ltd.                                                         6
            864     Santos Ltd.                                                            3
            282     Schroders Property Fund                                               --@
            451     Southcorp Ltd.                                                         1
            226     Stockland Trust Group                                                 --@
            227     Suncorp-Metway Ltd.                                                    1
            234     TABCORP Holdings Ltd.                                                  1
          5,652     Telstra Corp., Ltd.                                                   20
            138     Wesfarmers Ltd.                                                        1
            987     Westfield Trust                                                        2
          1,361     Westpac Banking Corp., Ltd.                                           10
          1,971     WMC Ltd.                                                               8
            847     Woolworths Ltd.                                                        4
                                                                               -------------
                                                                                         157
                                                                               -------------
  AUSTRIA (0.0%)
             27     Austria Tabakwerke AG                                                  2
                                                                               -------------
  BELGIUM (0.0%)
             35     Solvay S.A.                                                            2
             29     UCB S.A.                                                               1
             11     Union Miniere S.A.                                                    --@
                                                                               -------------
                                                                                           3
                                                                               -------------
  CHINA/HONG KONG (1.4%)
          1,349     Bank of East Asia Ltd.                                                 4
          3,000     Cathay Pacific Airways                                                 6
          2,500     CLP Holdings Ltd.                                                     12
          1,900     Hang Seng Bank Ltd.                                                   26

               SHARES                                                        VALUE
                                                                              (000)
-----------------------------------------------------------------------------------------
          1,000     Henderson Land Development Co.,  Ltd.                              $   5
          4,300     Hong Kong & China Gas Co., Ltd.                                        6
          4,200     Hutchison Whampoa Ltd.                                                52
          1,010     Hysan Development Co., Ltd.                                            1
          4,000     Johnson Electric Holdings Ltd.                                         6
          7,000     Li & Fung Ltd.                                                        13
          2,051     New World Development Co., Ltd.                                        2
         21,488     Pacific Century CyberWorks Ltd.                                       14
          4,246     Sino Land Co.                                                          2
          2,000     Sun Hung Kai Properties Ltd.                                          20
          1,500     Swire Pacific Ltd., Class A                                           11
          2,000     Wharf Holdings Ltd.                                                    5
                                                                               -------------
                                                                                         185
                                                                               -------------
  DENMARK (0.0%)
            100     Danisco A/S                                                            4
                                                                               -------------
  FINLAND (0.7%)
             71     Hartwall Oyj Abp                                                       1
            121     Instrumentarium Corp.                                                  2
            121     Kesko Oyj                                                              1
            121     Metra Oyj, Class B                                                     2
            242     Metso Oyj                                                              3
            660     Nokia Oyj                                                             29
            878     Nordea AB                                                              7
            274     Outokumpu Oyj                                                          2
            242     Raisio Group plc                                                      --@
             11     Rautaruukki Oyj                                                       --@
            121     Sampo Insurance Co., Class A                                           7
            768     Sonera Oyj                                                            14
            121     TietoEnator Oyj                                                        4
            600     UPM-Kymmene Oyj                                                       21
                                                                               -------------
                                                                                          93
                                                                               -------------
  FRANCE (10.7%)
            313     Accor S.A.                                                            13
            487     Alcatel                                                               28
            728     Aventis S.A.                                                          64
            556     Axa                                                                   80
            358     Banque Nationale de Paris                                             31
            128     BIC Corp.                                                              5
            789     Bouygues S.A.                                                         36
            211     Canal Plus                                                             1
            137     Cap Gemini S.A.                                                       22
            961     Carrefour S.A.                                                        60
            146     Casino Guichard Perrachon S.A.                                        15
            160     Cie de Saint Gobain                                                   25
             40     Coflexip S.A.                                                          5
             27     Dassault Systemes S.A.                                                 2
            106     Eridania Beghin-Say S.A.                                               9
              2     Essilor International S.A.                                             1
            934     France Telecom S.A.                                                   81
             70     Gecina                                                                 7
            638     Groupe Danone                                                         96
             12     Imerys                                                                 1
            100     Klepierre                                                              9


   The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000

               SHARES                                                        VALUE
                                                                             (000)
-----------------------------------------------------------------------------------------
  FRANCE  (CONT.)
            181     L'Air Liquide S.A.                                                $   27
       (a)1,237     L'Oreal S.A.                                                         106
            114     Lafarge                                                               10
            266     Lagardere S.C.A.                                                      15
         (a)768     LVMH Moet Hennessy Louis Vuitton                                      51
            256     Michelin (CGDE), Class B                                               9
            177     Pechiney S.A.                                                          8
            197     Pernod-Ricard S.A.                                                    14
            212     Pinault-Printemps-Redoute S.A.                                        46
             62     PSA Peugeot Citroen                                                   14
             16     Sagem S.A.                                                             2
            683     Sanofi-Synthelabo S.A.                                                45
            283     Schneider S.A.                                                        21
             30     Silic                                                                  5
             50     Simco S.A.                                                             3
            200     Societe Fonciere Lyonnaise                                             5
            343     Societe Generale                                                      21
             54     Sodexho Alliance S.A.                                                 10
            170     Sophia S.A.                                                            5
            520     STMicroelectronics N.V.                                               23
            251     Suez Lyonnaise des Eaux S.A.                                          46
            286     Thomson CSF                                                           14
          1,722     Total Fina S.A., Class B                                             256
            125     Unibail                                                               20
            503     Usinor S.A.                                                            7
            165     Valeo S.A.                                                             7
          1,339     Vivendi Universal S.A.                                                88
                                                                                 -------------
                                                                                       1,469
                                                                                 -------------
  GERMANY (7.7%)
            450     Allianze AG                                                          170
            950     BASF AG                                                               43
          1,150     Bayer AG                                                              60
            400     Bayerische Hypo-und Verinsbank AG                                     23
            300     Beiersdorf AG                                                         31
            150     Continental AG                                                         2
          1,050     DaimlerChrysler AG                                                    45
         (a)500     Deutsche Bank AG                                                      42
          2,650     Deutsche Telekom AG                                                   81
            100     Douglas Holding AG                                                     4
            450     Dresdner Bank AG                                                      20
           1,430    E.On AG                                                               87
             50     EM.TV & Merchandising AG                                              --@
            100     Fresenius Medical Care AG                                              8
             50     Gehe AG                                                                2
            117     Heidelberger Zement AG                                                 5
            549     IVG Holding AG                                                         7
            100     Kamps AG                                                               1
            100     KarstadtQuelle AG                                                      3
            150     Linde AG                                                               7
            200     Lufthansa AG                                                           5
            200     MAN AG                                                                 5
            100     Merck KGaA                                                             4
            450     Metro AG                                                              21

               SHARES                                                        VALUE
                                                                             (000)
-----------------------------------------------------------------------------------------
            250     Muechener Rueck AG (Registered)                                   $   90
            300     Preussag AG                                                           11
          1,150     RWE AG                                                                51
            300     SAP AG                                                                35
            150     Schering AG                                                            9
          1,100     Siemens AG                                                           146
            900     Thyssen Krupp AG                                                      14
            400     Volkswagen AG                                                         21
            100     WCM Beteiligungs-und Grundbesitz AG                                    2
                                                                               -------------
                                                                                       1,055
                                                                               -------------
  IRELAND (0.0%)
            166     CRH plc                                                                3
            480     Jefferson Smurfit Group plc                                            1
            144     Kerry Group plc, Class A                                               1
                                                                               -------------
                                                                                           5
                                                                               -------------
  ITALY (3.8%)
          2,420     Assicurazioni Generali S.p.A.                                         96
            294     Autogrill S.p.A.                                                       4
            241     Banca Popolare di Milano                                               1
          3,369     Banco Ambrosiano Veneto S.p.A.                                        16
          3,012     Banco di Roma                                                          3
          2,500     Benetton Group S.p.A.                                                  5
          3,162     Credito Italiano S.p.A.                                               17
         14,534     Enel S.p.A                                                            57
         15,820     ENI S.p.A.                                                           101
            261     Fiat S.p.A.                                                            6
            176     Italcementi S.p.A                                                      1
            500     Italgas S.p.A                                                          5
          2,000     Mediaset S.p.A.                                                       24
            438     Mediobanca S.p.A.                                                      5
          3,007     Olivetti S.p.A.                                                        7
          1,706     Parmalat Finanziaria S.p.A.                                            3
          5,000     Pirelli S.p.A.                                                        18
          1,150     R.A.S. S.p.A.                                                         18
            952     San Paolo-IMI S.p.A.                                                  15
             96     Seat Pagine Gialle S.p.A.                                             --@
          1,000     Snia S.p.A.                                                            2
          8,823     Telecom Italia Mobile S.p.A.                                          70
          1,723     Telecom Italia Mobile S.p.A. (RNC)                                     8
          3,769     Telecom Italia S.p.A.                                                 42
            229     Telecom Italia S.p.A. (RNC)                                            1
                                                                               -------------
                                                                                         525
                                                                               -------------
  JAPAN (17.0%)
            200     Acom Co., Ltd.                                                        15
            100     Advantest Corp.                                                        9
          2,000     Ajinomoto Co., Inc.                                                   26
          5,000     Asahi Bank Ltd.                                                       17
          1,000     Asahi Breweries Ltd.                                                  10
          4,000     Asahi Glass Co., Ltd.                                                 33
          2,000     Asahi Chemical Industry Co., Ltd.                                     11
          5,000     Bank of Tokyo-Mitsubishi Ltd.                                         50
            200     Benesse Corp.                                                          7
          1,000     Bridgestone Corp.                                                      9


   The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000


                                                                           VALUE
               SHARES                                                       (000)
-----------------------------------------------------------------------------------------
  JAPAN  (CONT.)
          1,000     Canon, Inc.                                                       $   35
              4     Central Japan Railway Co.                                             25
          1,000     Dai Nippon Printing Co., Ltd.                                         15
          2,000     Daiwa House Industry Co.,  Ltd.                                       12
          2,000     Daiwa Securities Group, Inc.                                          21
             10     East Japan Railway Co.                                                58
            900     Fanuc Ltd.                                                            61
          1,000     Fuji Photo Film Ltd.                                                  42
          2,000     Fujitsu Ltd.                                                          29
          3,000     Hitachi Ltd.                                                          27
          1,000     Honda Motor Co., Ltd.                                                 37
          1,000     Ito- Yokado Co., Ltd.                                                 50
          1,000     Japan Airlines Co., Ltd.                                               5
              1     Japan Tobacco, Inc.                                                    8
          1,000     Jusco Co., Ltd.                                                       22
            200     Kadokawa Shoten Publishing Co., Ltd.                                   5
         11,000     Kajima Corp.                                                          30
          2,300     Kansai Electric Power Co., Ltd.                                       39
          1,000     Kao Corp.                                                             29
          1,000     Kawasaki Heavy Industries, Ltd.                                        1
          1,000     Kawasaki Steel Corp.                                                   1
         12,000     Kinki Nippon Railway Co., Ltd.                                        50
          3,000     Kirin Brewery Co., Ltd.                                               27
            200     Kyocera Corp.                                                         22
          1,000     Marui Co., Ltd.                                                       15
          3,000     Matsushita Electric Industrial Co., Ltd.                              72
          3,000     Mitsubishi Chemical Corp.                                              8
          4,000     Mitsubishi Electric Corp.                                             25
          3,000     Mitsubishi Estate Co., Ltd.                                           32
         11,000     Mitsubishi Heavy Industries Ltd.                                      48
          2,000     Mitsubishi Trust & Banking Co.                                        14
          1,000     Mitsui & Co.                                                           6
              9     Mizuho Holdings, Inc.                                                 56
          2,000     NEC Corp.                                                             36
          4,000     New Oji Paper Co., Ltd.                                               21
            200     Nintendo Corp., Ltd.                                                  31
          1,000     Nippon Denso Co., Ltd.                                                22
          4,000     Nippon Express Co., Ltd.                                              24
          5,000     Nippon Oil Co., Ltd.                                                  24
         12,000     Nippon Steel Corp.                                                    20
             12     Nippon Telegraph & Telephone Corp.                                    86
          3,000     Nissan Motor Co., Ltd.                                                17
            100     Nissin Food Products Co., Ltd.                                         2
          2,000     Nomura Securities Co., Ltd.                                           36
          1,000     Obayashi Corp.                                                         4
          5,000     Osaka Gas Co., Ltd.                                                   15
            200     Promise Co.,  Ltd.                                                    14
            200     Rohm Co., Ltd.                                                        38
          9,000     Sakura Bank Ltd.                                                      54
          1,000     Sankyo Co., Ltd.                                                      24
          4,000     Sanyo Electric Co.,  Ltd.                                             33
          2,000     Sekisui House Co., Ltd.                                               18
          2,000     Sharp Corp.                                                           24

               SHARES                                                        VALUE
                                                                             (000)
-----------------------------------------------------------------------------------------
          1,000     Showa Shell Sekiyu KK                                             $    4
            600     Softbank Corp.                                                        21
          1,700     Sony Corp.                                                           117
          3,000     Sumitomo Bank Ltd.                                                    31
          3,000     Sumitomo Chemical Co., Ltd.                                           15
          3,000     Sumitomo Electric Industries Ltd.                                     49
          1,000     Sumitomo Metal Industries, Ltd.                                        1
          1,000     Taisho Pharmaceutical Co., Ltd.                                       27
          1,000     Takeda Chemical Industries Ltd.                                       59
            200     Takefuji Corp.                                                        13
          1,000     Teijin Ltd.                                                            5
            100     Toho Co., Ltd.                                                        14
          3,300     Tohoku Electric Power Co., Ltd.                                       44
          5,000     Tokai Bank Ltd.                                                       22
          1,000     Tokio Marine & Fire Insurance Co., Ltd.                               11
          3,300     Tokyo Electric Power Co., Ltd.                                        82
          2,000     Tokyo Gas Co.                                                          6
          1,000     Toray Industries, Inc.                                                 4
          3,000     Toshiba Corp.                                                         20
          4,000     Toyota Motor Corp.                                                   128
                                                                               -------------
                                                                                       2,330
                                                                               -------------
  NETHERLANDS (6.2%)
          1,180     ABN Amro Holdings N.V.                                                27
       (a)1,675     Aegon N.V.                                                            69
            328     Akzo Nobel N.V.                                                       18
            227     ASM Lithography Holding N.V.                                           5
            110     Buhrmann N.V.                                                          3
            898     Elsevier N.V.                                                         13
         (a)183     Getronics N.V.                                                         1
            147     Hagemeyer N.V.                                                         3
          1,029     Heineken N.V.                                                         62
          1,313     ING Groep N.V.                                                       105
         (a)589     Koninklijke (Royal) KPN NV                                             7
          1,740     Koninklijke (Royal) Philips Electronics N.V.                          64
            878     Koninklijke Ahold N.V.                                                28
             23     Oce N.V.                                                              --@
            330     Rodamco Continental Europe N.V.                                       13
          4,231     Royal Dutch Petroleum Co.                                            259
            654     TNT Post Group N.V.                                                   16
             63     Uni-Invest N.V.                                                        1
          2,352     Unilever N.V.                                                        149
            136     Vedior N.V.                                                            2
            381     Wolters Kluwer N.V.                                                   10
                                                                               -------------
                                                                                         855
                                                                               -------------
  NEW ZEALAND (0.0%)
          1,262     Carter Holt Harvey Ltd.                                                1
                                                                               -------------
  NORWAY (0.1%)
            100     Elkem ASA                                                              2
            200     Orkla ASA                                                              4
                                                                               -------------
                                                                                           6
                                                                               -------------
  PORTUGAL (0.1%)
          1,145     Electricidade de Portugal S.A.                                         4


   The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000


               SHARES                                                        VALUE
                                                                             (000)
-----------------------------------------------------------------------------------------
  PORTUGAL  (CONT.)
            423     Portugal Telecom S.A.                                             $    4
                                                                               -------------
                                                                                           8
                                                                               -------------
  SINGAPORE (0.9%)
          2,000     Capitaland Ltd.                                                        3
          1,000     City Developments Ltd.                                                 5
             50     Creative Technology Ltd.                                              --@
          2,000     DBS Group Holdings Ltd.                                               23
          1,000     Fraser & Neave Ltd.                                                    4
          1,000     Hotel Properties Ltd.                                                  1
          1,000     Keppel Corp.,  Ltd.                                                    2
       (a)1,000     Neptune Orient Lines Ltd. (Foreign)                                    1
          2,200     Oversea-Chinese Banking Corp.                                         16
          1,000     Parkway Holdings Ltd.                                                  2
          3,000     Sembcorp Industries Ltd.                                               3
          2,000     Singapore Airlines Ltd. (Foreign)                                     20
          1,000     Singapore Press Holdings Ltd.                                         15
          5,000     Singapore Technologies Engineering Ltd.                                8
          4,900     Singapore Telecommunications Ltd.                                      7
          2,000     United Industrial Corp., Ltd.                                          1
          1,168     United Overseas Bank Ltd. (Foreign)                                    9
          1,000     United Overseas Land Ltd.                                              1
                                                                               -------------
                                                                                         121
                                                                               -------------
  SPAIN (2.4%)
            100     Acerinox S.A.                                                          3
            137     Actividades de Construccion y Servicios, S.A.                          3
            318     Agbar S.A.                                                             4
         (a)386     Altadis S.A.                                                           6
            464     Autopistas Concesionaria Espanola                                      4
            184     Azucarera Ebro Agricolas S.A.                                          2
          3,579     Banco Bilbao Vizcaya (Registered)                                     53
          3,137     Banco Santander S.A.                                                  34
            105     Corporacion Mapfre S.A.                                                2
          2,033     Endesa                                                                35
            182     Fomento de Construcciones y Contratas S.A.                             4
            842     Gas Natural SDG S.A.                                                  15
            292     Grupo Dragados S.A.                                                    3
          1,682     Iberdrola S.A.                                                        21
         (a)400     Inmobiliaria Colonial S.A.                                             5
            749     Metrovacesa S.A.                                                      11
         (a)480     Prima Inmobiliaria S.A.                                                5
          2,437     Repsol YPF S.A.                                                       39
          3,653     Telefonica S.A.                                                       60
         (a)700     TelePizza S.A.                                                         2
            502     Union Electrica Fenosa                                                 9
          1,989     Vallehermoso S.A.                                                     12
             89     Viscofan Envolturas Celulosicas S.A.                                   1
                                                                               -------------
                                                                                         333
                                                                               -------------
  SWEDEN (1.6%)
             86     AssiDoman AB                                                           2
            100     Atlas Copco AB, Class A                                                2
            100     Atlas Copco AB, Class B                                                2
          1,020     Castellum AB                                                          11

               SHARES                                                        VALUE
                                                                             (000)
-----------------------------------------------------------------------------------------
          1,100     Drott AB, Class B                                                $    15
            400     Electrolux AB, Series B                                                5
          4,400     Ericsson AB                                                           50
          1,200     Hennes & Mauritz AB, Class B                                          19
            400     JM AB, Class B                                                         9
            100     OM Gruppen AB                                                          2
            100     S.K.F. AB, Class B                                                     1
         (a)400     Sandvik AB                                                            10
            550     SCA AB, Class B                                                       12
            500     Securitas AB, Class B                                                  9
          1,600     Skandia Forsakrings AB                                                26
            600     Skandinaviska Enskilda Banken, Class A                                 7
            100     Skanska AB, Class B                                                    4
            100     SSAB, Series A                                                         1
            600     Svenska Handelsbanken AB, Class A                                     10
            500     Swedish Match AB                                                       2
            950     Telia AB                                                               5
            300     Trelleborg AB, Class B                                                 2
            100     Volvo AB, Class A                                                      2
            400     Volvo AB, Class B                                                      7
            800     Wihlborgs Fastigheter AB, Class B                                      1
            500     WM- Data AB, Class B                                                   2
                                                                               -------------
                                                                                         218
                                                                               -------------
  SWITZERLAND (6.6%)
            377     ABB Ltd.                                                              40
             20     Adecco S.A.                                                           13
            200     CS Holdings AG (Registered)                                           38
             21     Givaudan (Registered)                                                  6
              1     Holderbank Financiere Glarus AG                                        --@
              5     Holderbank Financiere Glarus AG, Class B                               6
            153     Nestle S.A. (Registered)                                             357
             73     Novartis AG (Registered)                                             129
              2     Roche Holding AG (Bearer)                                             25
              8     Roche Holding AG (Registered)                                         81
             10     Sulzer AG (Registered)                                                 7
             10     Swatch Group AG                                                       13
             20     Swiss Reinsurance (Registered)                                        48
             73     Swisscom AG (Registered)                                              19
             96     Syngenta AG                                                            5
            301     UBS AG (Registered)                                                   49
            105     Zurich Financial Services AG                                          63
                                                                               -------------
                                                                                         899
                                                                               -------------
  UNITED KINGDOM (19.5%)
          1,190     3i Group plc                                                          22
          1,441     Abbey National plc                                                    26
          1,131     Amvescap plc                                                          23
          1,170     ARM Holdings plc                                                       9
          1,600     AstraZeneca plc                                                       81
          4,667     BAE Systems plc                                                       27
          1,966     Barclays plc                                                          61
          1,838     Bass plc                                                              20
          6,090     BG Group plc                                                          24
            278     Blue Circle Industries plc                                             2


   The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000


                                                                           VALUE
               SHARES                                                       (000)
-----------------------------------------------------------------------------------------
  UNITED KINGDOM  (CONT.)
          1,220     BOC Group plc                                                    $    19
          1,256     Boots Co. plc                                                         11
         46,601     BP Amoco plc                                                         376
          1,789     British Airport Authority                                             17
          2,447     British Airways plc                                                   14
          5,500     British American Tobacco plc                                          42
          3,340     British Land Co. plc                                                  24
       (a)2,667     British Sky Broadcasting plc                                          45
         13,269     British Telecommunications plc                                       113
            150     Bunzl plc                                                              1
          2,370     Burford Holdings plc                                                   4
          4,779     Cadbury Schweppes plc                                                 33
         (a)534     Canary Wharf Finance plc                                               4
          1,500     Capita Group plc                                                      11
          1,121     Carlton Communications plc                                            10
          5,792     Centrica plc                                                          22
          1,004     Chelsfield plc                                                         5
          3,480     Commercial Union plc                                                  56
          1,318     Corus Group plc                                                        1
          8,421     Diageo plc                                                            94
          2,801     Dixons Group plc                                                       9
          1,218     EMI Group plc                                                         10
          2,284     GKN plc                                                               24
          5,600     GlaxoSmithKline plc                                                  158
          3,598     Granada Compass plc                                                   39
          1,161     Grantchester Holdings plc                                              4
          1,392     Great Portland Estates plc                                             6
          1,805     Great Universal Stores plc                                            14
          2,359     Halifax plc                                                           23
          1,270     Hammerson plc                                                          9
            330     Hanson plc                                                             2
          2,858     Hays plc                                                              17
          3,484     Hilton Group plc                                                      11
          9,436     HSBC Holdings plc                                                    139
          2,500     Imperial Chemical Industries plc                                      21
       (a)1,227     International Power plc                                                5
          6,873     Invensys plc                                                          16
             67     Johnson Matthey plc                                                    1
          2,156     Kingfisher plc                                                        16
          2,101     Land Securities plc                                                   27
          6,090     Lattice Group plc                                                     14
          8,656     Legal & General Group plc                                             24
          5,331     Lloyds TSB Group plc                                                  56
            565     Logica plc                                                            15
          1,611     Marconi plc                                                           17
          4,639     Marks & Spencer plc                                                   13
          1,031     Misys plc                                                             10
          2,293     National Grid Group plc                                               21
          1,075     Nycomed Amersham plc                                                   9
            972     P&O Princess Cruises plc                                               4
            849     Pearson plc                                                           20
            972     Peninsular & Oriental Steam Navigation Co. (The)                       5

               SHARES                                                        VALUE
                                                                             (000)
-----------------------------------------------------------------------------------------
          2,830     Prudential Corp. plc                                             $    46
            216     Psion plc                                                              1
            745     Railtrack Group plc                                                   10
          1,571     Reed International plc                                                16
          3,149     Rentokil Initial plc                                                  11
          2,203     Reuters Group plc                                                     37
            161     Rexam plc                                                              1
          2,203     Rio Tinto plc                                                         39
            102     RMC Group plc                                                          1
          2,481     Royal Bank of Scotland Group plc                                      59
          1,895     Sage Group plc (The)                                                   9
          2,940     Sainsbury (J) plc                                                     17
            426     Schroders plc                                                          8
          2,856     ScottishPower plc                                                     23
            643     SEMA Group plc                                                         3
          1,910     Slough Estates plc                                                    12
            896     Smith & Nephew plc                                                     4
             36     SSL International plc                                                 --@
            560     Tate & Lyle plc                                                        2
         10,780     Tesco plc                                                             44
          7,097     Unilever plc                                                          61
          1,171     United Utilities plc                                                  12
         76,655     Vodafone Group plc                                                   281
          1,316     WPP Group plc                                                         17
                                                                               -------------
                                                                                       2,670
                                                                               -------------
TOTAL COMMON STOCKS (COST $11,370)                                                    10,939
                                                                               -------------
PREFERRED STOCKS (0.2%)
  AUSTRALIA (0.0%)
          1,198     News Corp., Ltd.                                                       9
                                                                               -------------
  GERMANY (0.2%)
            150     SAP AG                                                                21
            100     Volkswagen AG                                                          3
                                                                               -------------
                                                                                          24
                                                                               -------------
TOTAL PREFERRED STOCKS (COST $33)                                                         33
                                                                               -------------

 NO. OF
WARRANTS
--------
WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)30 Simco-CTF De Valeur Garant, expiring 10/31/03 (COST $@)                         --@
                                                                               -------------
TOTAL FOREIGN SECURITIES (80.1%) (COST $11,403)                                       10,972
                                                                               -------------

 FACE
AMOUNT
(000)
------
SHORT-TERM INVESTMENT (17.8%)
  REPURCHASE AGREEMENT (17.8%)
(b)$2,433 Chase Securities Inc., 5.60%, dated 12/29/00, due
             1/02/01(COST $2,433)                                                     2,433

                                                                              -------------

   The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 2000

 FACE
AMOUNT                                                               Value
(000)                                                                (000)
------                                                               -----
FOREIGN CURRENCY (0.2%)
AUD       6 Australian Dollar                                       $    4
CHF      12 Swiss Franc                                                  7
EUR       1 Euro                                                         1
GBP       1 British Pound                                                2
HKD      48 Hong Kong Dollar                                             6
JPY     932 Japanese Yen                                                 8
SEK       3 Swedish Krona                                               --@
SGD       9 Singapore Dollar                                             5
                                                             -------------
TOTAL FOREIGN CURRENCY (COST $33)                                       33
                                                             -------------
TOTAL INVESTMENTS (98.1%) (COST $13,869)                            13,438
                                                             -------------
OTHER ASSETS (2.7%)
  Receivable for Investments Sold                  $162
  Due from Broker                                   153
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts                               33
  Dividends Receivable                               25
  Due from Adviser                                    1
  Interest Receivable                                 1                375
                                                  -----
LIABILITIES (0.8%)
  Payable for Variation on Futures Contracts        (54)
  Custodian Fees Payable                            (16)
  Professional Fees Payable                         (13)
  Administrative Fees Payable                        (5)
  Other Liabilities                                 (26)             (114)
                                                   -----      ------------
NET ASSETS (100%)                                                 $13,699
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
Applicable to 1,411,755 outstanding $0.001
   par value shares
   (authorized 500,000,000 shares)                                  $9.70
                                                               ===========
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $14,319
Distributions In Excess of Net Investment Income                        (9)
Accumulated Net Realized Loss                                         (171)
Unrealized Depreciation on Investments, Futures and
   Foreign Currency Translations                                      (440)
                                                                -----------
NET ASSETS                                                          $13,699
                                                                 ==========

------------------------------------------------------------
(a) -- Non-income producing security
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
RNC -- Non Convertible Savings Shares
------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 2000, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                                                                NET
      TO                                    IN EXCHANGE                 UNREALIZED
    DELIVER      VALUE      SETTLEMENT          FOR          VALUE     GAIN (LOSS)
     (000)       (000)         DATE            (000)         (000)        (000)
   --------      -----      ----------      -----------      -----     -------------
EUR    295        $  278       3/16/01       U.S.$  264        $264             $(14)
EUR    162           153       3/16/01       U.S.$  145         145               (8)
EUR      7             6       3/16/01       U.S.$    6           6               --
GBP     88           131       1/02/01       U.S.$  129         129               (2)
JPY 31,524           278       3/02/01       U.S.$  287         287                9
JPY 45,266           396       3/02/01       U.S.$  400         400                4
JPY 34,030           301       3/16/01       U.S.$  313         313               12
JPY 70,847           627       3/16/01       U.S.$  637         637               10
U.S.$  424           424       3/16/01       EUR    478         450               26
U.S.$  164           164       3/16/01       EUR    183         172                8
U.S.$  207           207       3/16/01       EUR    223         210                3
U.S.$  549           549       3/16/01       JPY 59,514         526              (23)
U.S.$  136           136       3/16/01       JPY 14,830         131               (5)
U.S.$  276           276       3/16/01       GBP    192         287               11
U.S.$  559           559       3/16/01       GBP    375         561                2
                  $4,485                                     $4,518              $33


------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 2000, the following futures contracts were open:

                          NOTIONAL              UNREALIZED
               NUMBER OF   VALUE    EXPIRATION DEPRECIATION
               CONTRACTS   (000)       DATE        (000)
               ---------  -------- ---------- ------------
FTSE 100        9          $824    3/16/01          $(16)
IBEX Plus       2           158    1/19/01           (15)
MIB 30 Index    1           203    3/16/01            (4)
Nikkei 300      4            95    3/09/01            (3)
Topix           2           232    3/09/01           (16)
                                                    -----
                                                    $(54)
                                                    =====

  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                     MARKET
                                     VALUE         % OF NET
SECTOR DIVERSIFICATION               (000)          ASSETS
----------------------               ------        --------
Financials                           $2,584            18.9%
Consumer Discretionary                1,546            11.3
Consumer Staples                      1,380            10.1
Energy                                1,091             8.0
Industrials                           1,021             7.4
Telecommunication Services              957             7.0
Health Care                             738             5.4
Utilities                               637             4.6
Information Technology                  527             3.8
Materials                               491             3.6
                                    -------           -----
Total Foreign Securities            $10,972            80.1%
                                    =======           =====


    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                             STATEMENT OF OPERATIONS

                                                               YEAR ENDED
                                                            DECEMBER 31, 2000
                                                                  (000)
-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                      $   185
  Interest                                                           108
  Less: Foreign Taxes Withheld                                       (11)
                                                                 --------
    Total Income                                                     282
                                                                 --------
EXPENSES:
  Investment Advisory Fees                                           103
  Less: Fees Waived                                                 (103)
                                                                 --------
  Net Investment Advisory Fees                                        --
  Custodian Fees                                                      62
  Administrative Fees                                                 40
  Shareholder Reporting                                               30
  Professional Fees                                                   28
  Directors' Fees and Expenses                                         1
  Expenses Reimbursed by Adviser                                     (12)
                                                                 --------
    Net Expenses                                                     149
                                                                 --------
NET INVESTMENT INCOME                                                133
                                                                 --------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                   340
  Foreign Currency Transactions                                     (104)
  Futures Contracts                                                  (97)
                                                                 --------
    Net Realized Gain                                                139
                                                                 --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                     (2,072)
  Foreign Currency Translations                                       54
  Futures Contracts                                                 (105)
                                                                 --------
    Change in Unrealized Appreciation/Depreciation                (2,123)
                                                                 --------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/
  DEPRECIATION                                                    (1,984)
                                                                 --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(1,851)
                                                                 --------
                                                                 --------
-----------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS


                                                           YEAR ENDED            PERIOD FROM
                                                       DECEMBER 31, 2000    SEPTEMBER 20, 1999*
                                                              (000)        TO DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS:
  Net Investment Income                                     $   133              $    25
  Net Realized Gain                                             139                  100
  Change in Unrealized Appreciation/Depreciation             (2,123)               1,683
                                                            --------             --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                          (1,851)               1,808
                                                            --------             --------
DISTRIBUTIONS
  Net Investment Income                                         (30)                 (25)
  In Excess of Net Investment Income                             (9)                  (7)
  Net Realized Gain                                            (343)                  --
  In Excess of Net Realized Gain                               (163)                  --
                                                            --------             --------
  Total Distributions                                          (545)                 (32)
                                                            --------             --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                  9,378               10,628
  Distributions Reinvested                                      140                   --
  Redeemed                                                   (5,739)                 (88)
                                                            --------             --------
  Net Increase in Net Assets Resulting from Capital
    Share Transactions                                        3,779               10,540
                                                            --------             --------
  Total Increase in Net Assets                                1,383               12,316
                                                            --------             --------
NET ASSETS:
  Beginning of Period                                        12,316                   --
                                                            --------             --------
  End of Period (including distributions in excess of
    net investment income of $9 and $1, respectively)       $13,699              $12,316
                                                            --------             --------
                                                            --------             --------

-----------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                           872                1,058
    Shares Issued on Distributions Reinvested                    14                   --
    Shares Redeemed                                            (524)                  (9)
                                                            --------             --------
    Net Increase in Capital Shares Outstanding                  362                1,049
                                                            --------             --------
                                                            --------             --------
-----------------------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED        PERIOD FROM
                                                             DECEMBER 31,    SEPTEMBER 20, 1999*
                                                                 2000       TO DECEMBER 31, 1999
------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $  11.74           $ 10.00
                                                             ---------          --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                         0.10              0.02
   Net Realized and Unrealized Gain (Loss)                      (1.73)             1.75
                                                             ---------          --------
     Total from Investment Operations                           (1.63)             1.77
                                                             ---------          --------
DISTRIBUTIONS
   Net Investment Income                                        (0.02)            (0.03)
   In Excess of Net Investment Income                           (0.01)            (0.00)+
   Net Realized Gain                                            (0.25)               --
   In Excess of Net Realized Ga  in                             (0.13)               --
                                                             ---------          --------
     Total Distributions                                        (0.41)            (0.03)
                                                             ---------          --------
NET ASSET VALUE, END OF PERIOD                                  $9.70            $11.74
                                                             ---------          --------
                                                             ---------          --------
TOTAL RETURN                                                   (13.98)%           17.74%
                                                             ---------          --------
                                                             ---------          --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                             $13,699           $12,316
Ratio of Expenses to Average Net Assets                          1.15%             1.15%**
Ratio of Net Investment Income to Average Net Assets             1.03%             0.82%**
Portfolio Turnover Rate                                            65%               19%
---------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                   $0.08             $0.04
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                2.06%             2.63%**
   Net Investment Income (Loss) to Average Net Assets            0.14%            (0.66%)**

------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.


    The accompanying notes are an integral part of the financial statements.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio seeks long- term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in aggregate, replicate broad market indices.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

-- investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

-- investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2000

and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from broker is comprised of cash held at brokers as collateral against open futures positions as stated in the Statement of Net Assets.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2000

method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed
(distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                          FROM
                              FIRST       $500         MORE
                              $500     MILLION TO      THAN
PORTFOLIO                    MILLION   $1 BILLION   $1 BILLION
---------                    -------   ----------   ----------

Active International          0.80%       0.75%        0.70%


MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, excluding interest expense and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: The Fund, along with an affiliated open-end fund (collectively the "Funds"), maintains a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $150,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2000

Portfolio. For the year ended December 31, 2000, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 2000, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                  NET
    COST      APPRECIATION     DEPRECIATION   DEPRECIATION
   (000)          (000)           (000)          (000)
-----------   ------------     ------------   ------------

  $13,953         $832           $(1,380)        $(548)


For the year ended December 31, 2000, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,636,000 and $7,155,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 2000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2000, the Portfolio deferred to January 1, 2001 for U.S. Federal income tax purposes, post-October capital losses of $58,000.

At December 31, 2000, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                          REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Active International Allocation Portfolio


We have audited the accompanying statement of net assets of the Active International Allocation Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period from September 20, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Active International Allocation Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                   /s/ Ernst & Young LLP


Boston, Massachusetts
February 2, 2001

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw,
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020



OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

                             MONEY MARKET PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 2000)

[PIE CHART]


Certificates of Deposit/Bank Notes       17.8%
Commercial Paper                         55.7%
U.S. Government & Agency Securities      16.5%
Other                                    10.0%
                                        -----
                                        100.0%

TOP FIVE HOLDINGS

                                                       PERCENT OF
SECURITY                              TYPE             NET ASSETS
--------                              ----             -----------
Harris Trust & Savings Bank         Bank Note              3.7%
Ford Motor Credit Co.               Commercial Paper       3.6
Verizon Global Funding              Commercial Paper       3.6
General Motors Acceptance Corp.     Commercial Paper       3.3
Wells Fargo Financial, Inc.         Commercial Paper       3.3



COMPARATIVE MONTHLY AVERAGE YIELDS

[LINE GRAPH]


                                               30 DAY YIELD
                                    ------------------------------------------
                                     MONEY             IBC MONEY FUND
MONTH                                MARKET            COMPARABLE YIELDS
ENDING                               PORTFOLIO             INDEX
------                               ---------        -----------------
January                                  5.30%               5.07%
February                                 5.33                5.19
March                                    5.40                5.31
April                                    5.50                5.46
May                                      5.62                5.61
June                                     5.89                5.86
July                                     6.06                5.95
August                                   6.09                5.99
September                                6.11                6.00
October                                  6.10                5.98
November                                 6.11                6.01
December                                 6.11                6.00


TOP FIVE SECTORS

                                     VALUE             PERCENT OF
SECTOR                               (000)             NET ASSETS
------                               -----             -----------
Major Banks                         $19,000               17.8%
U.S. Government & Agency
   Securities                        17,612               16.5
International Banks                  15,702               14.7
Finance - Automotive                  9,374                8.8
Diversified Financial Services        7,954                7.4


The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The annualized seven-day and thirty-day yields for the Portfolio as of December 31, 2000 were 6.05% and 6.10%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance.

The U.S. economy grew rapidly during the first and second quarters of 2000 as real gross domestic product increased at a 4.8% and 5.6% annual pace, respectively. For April, the nation's unemployment rate reached 3.9%, the lowest level in 30 years. Despite strong growth and tight labor markets, rapid gains in productivity continued to help contain costs and to hold down underlying price pressures. Nonetheless, the inflation rate did gradually creep higher. Through November, the Consumer Price Index (CPI), on a year-over-year basis, rose by 3.4% as compared to a 2.7% increase for all of 1999. Excluding food and energy, CPI increased by 2.6% during the same time span as compared to 1.9% for all of 1999.

By June, the impact of higher interest rates, rising energy costs and lower equity valuations began to cool off the U.S. economy. Third quarter real gross domestic product slowed to a 2.2% growth rate, the slowest pace in almost four years. Factory activity softened significantly as the National Association of Purchasing Managers Composite Index fell to 43.7 in December, its fifth consecutive monthly decline. Growth in nonfarm payrolls slowed dramatically with payrolls advancing in October and November by an anemic 77,000 and 94,000, respectively.

[SIDENOTE]

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT AUDITORS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AS $1.00 PER SHARE, IT IS POSSIBLE TO LOSE YOUR MONEY BY INVESTING IN THIS PORTFOLIO. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

During the first half of 2000, the Federal Reserve attempted to slow economic growth to a more sustainable, noninflationary pace by raising its target federal funds rate on three separate occasions. At mid-year, the federal funds rate stood at 6.50%, an increase of 100 basis points as compared to the year-end 1999 target. Although yields on money market securities were in a generally rising pattern for most of the year, weaker economic statistics during the fourth quarter caused the money market yield curve to decline and to become sharply inverted. For both Federal agency discount notes and the very top commercial paper issuers, yields for three month obligations reached levels 30 to 40 basis points below one month levels and six month rates were even lower. At the last Federal Open Market Committee (FOMC) meeting of the year (December 19, 2000), the Fed changed its economic assessment to one that states risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future.

Our primary strategy during the first half of the year consisted of purchasing money market securities that matured near upcoming FOMC meeting dates in order to quickly reinvest at higher short-term interest rate levels. In response to signs of slowing economic growth during the second half of the year, we slightly lengthened the weighted average maturity of the Portfolio in an attempt to lock in current market rates. As always, we try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements.

On December 31, 2000, approximately 56% of the Portfolio was invested in high quality commercial paper, 17% in Federal agency obligations, 9% in overnight repurchase agreements, and 18% in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks. At December 31, the Portfolio's weighted average maturity was 50 days, representing an increase from June 30, 2000 and December 31, 1999 of 6 and 14 days, respectively. Eighty one percent of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

For the first half of 2001, we anticipate that the FOMC will react to the slowing pace of economic activity by reducing the federal funds rate target by a total of 50 to 150 basis points, or more. We believe the Portfolio is well positioned to take advantage of the money market yield levels which become available during the months ahead.

January 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 2000

  FACE                                                      AMORTIZED
 AMOUNT                                                        COST
  (000)                                                       (000)
---------------------------------------------------------------------
  U.S. GOVERNMENT & AGENCY SECURITIES (16.5%)
  FANNIE MAE
$    3,000   6.20%, 04/26/01..............................   $   2,940
     1,500   6.32%, 05/23/01..............................       1,463
     2,000   6.34%, 04/05/01..............................       1,967
  FEDERAL FARM CREDIT BANKS
       500   6.45%, 05/11/01..............................         488
  FEDERAL HOME LOAN BANKS
     1,000   6.12%, 03/01/01..............................         990
     2,050   6.32%, 04/12/01..............................       2,014
  FREDDIE MAC
     3,000   5.87%, 05/30/01..............................       2,927
     2,000   5.91%, 05/24/01..............................       1,953
     1,500   6.22%, 03/01/01..............................       1,485
     1,415   6.70%, 04/26/01..............................       1,385
                                                             ---------
 TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
     (COST $17,612).......................................      17,612
                                                             ---------
COMMERCIAL PAPER (55.7%)
  BANKING (1.8%)
     2,000   Morgan (J.P.) & Co., Inc. 6.50%, 2/16/01.....       1,983
                                                             ---------
  DIVERSIFIED FINANCIAL SERVICES (7.4%)
     2,000   Associates Corp. of N.A. 6.50%, 2/22/01......       1,981
     2,000   Associates Corp. of N.A. 6.52%, 1/18/01......       1,994
     2,000   General Electric Capital Corp.
               6.52%, 1/31/01.............................       1,989
     2,000   General Electric Capital Corp.
               6.54%, 1/29/01.............................       1,990
                                                             ---------
                                                                 7,954
                                                             ---------
  FINANCE - AUTOMOTIVE (8.8%)
     2,090   American Honda Finance Corp.
               6.57%, 2/5/01..............................       2,077
     3,800   Ford Motor Credit Co. 6.56%, 1/4/01..........       3,798
     3,500   General Motors Acceptance Corp.
               6.61%, 1/3/01..............................       3,499
                                                             ---------
                                                                 9,374
                                                             ---------
  FINANCE - CONSUMER (6.5%)
     1,500   New Center Asset Trust 6.27%, 3/30/01........       1,477
     2,000   New Center Asset Trust 6.45%, 3/2/01.........       1,979
     3,500   Wells Fargo Financial, Inc. 6.53%, 2/9/01....       3,475
                                                             ---------
                                                                 6,931
                                                             ---------
  FINANCE - CORPORATE (5.6%)
     2,000   Ciesco L.P. 6.60%, 1/4/01....................       1,999
     2,000   CIT Group, Inc. 6.50%, 2/2/01................       1,989
     2,000   CIT Group, Inc. 6.58%, 1/12/01...............       1,996
                                                             ---------
                                                                 5,984
                                                             ---------
  FACE                                                      AMORTIZED
 AMOUNT                                                        COST
  (000)                                                       (000)
---------------------------------------------------------------------
  INSURANCE (3.7%)
$    2,000   American General Corp. 6.42%, 3/8/01.........    $  1,976
     2,000   American General Corp. 6.48%, 2/28/01........       1,979
                                                             ---------
                                                                 3,955
                                                             ---------
  INTERNATIONAL BANKS (14.7%)
     2,000   Canadian Imperial Holdings, Inc.
               6.47%, 2/14/01.............................       1,984
     1,500   Cregem North America, Inc. 6.53%, 1/16/01....       1,496
     2,000   Deutsche Bank Financial, Inc. 6.35%, 3/5/01..       1,978
     2,000   Deutsche Bank Financial, Inc. 6.51%, 2/6/01..       1,987
     2,000   Dresdner US Finance, Inc. 6.57%, 1/10/01.....       1,997
     2,000   Dresdner US Finance, Inc. 6.70%, 1/4/01......       1,999
     1,000   Halifax plc 6.15%, 5/2/01....................         979
     1,800   Halifax plc 6.57%, 1/5/01....................       1,799
     1,500   Societe Generale N.A., Inc. 6.30%, 3/7/01....       1,483
                                                             ---------
                                                                15,702
                                                             ---------
  MAJOR PHARMACEUTICALS (1.3%)
     1,375   Merck & Co., Inc. 6.50%, 1/31/01.............       1,367
                                                             ---------
  MAJOR U.S. TELECOMMUNICATIONS (3.5%)
     3,800   Verizon Global Funding 6.60%, 1/11/01........       3,793
                                                             ---------
  RENTAL/LEASING COMPANIES (2.4%)
     1,335   International Lease Finance 6.42%, 3/20/01...       1,316
     1,250   International Lease Finance 6.47%, 2/8/01....       1,241
                                                             ---------
                                                                 2,557
                                                             ---------
TOTAL COMMERCIAL PAPER (COST $59,600).....................      59,600
                                                             ---------
CERTIFICATES OF DEPOSIT / BANK NOTES (17.8%)
  MAJOR BANKS (17.8%)
     2,000   Bank of America N.A. 6.67%, 2/5/01...........       2,000
     1,500   Chase Manhattan Bank 6.68%, 1/22/01..........       1,500
     2,000   Firstar Bank 6.62%, 1/25/01..................       2,000
     2,000   Firstar Bank 6.66%, 1/9/01...................       2,000
     2,000   Fleet National Bank 6.63%, 1/26/01...........       2,000
     4,000   Harris Trust & Savings Bank 6.52%, 2/12/01...       4,000
     1,500   Lasalle Bank N.A. 6.21%, 5/24/01.............       1,500
     2,000   Lasalle Bank N.A. 6.23%, 5/23/01.............       2,000
     2,000   Sun Trust Bank, Atlanta 6.62%, 2/8/01........       2,000
                                                             ---------
TOTAL CERTIFICATES OF DEPOSIT / BANK NOTES
(COST $19,000)............................................      19,000
                                                             ---------
REPURCHASE AGREEMENT (9.4%)
(a)$ 10,050  Chase Securities Inc., 6.40%, dated
               12/29/00, due 1/02/01 (COST $10,050).......      10,050
                                                             ---------

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 2000

                                                            AMORTIZED
                                                               COST
                                                              (000)
---------------------------------------------------------------------
  TOTAL INVESTMENTS (99.4%) (COST $106,262)                  $106,262
                                                            ---------
OTHER ASSETS (0.9%)
  Cash........................................     $769
  Interest Receivable.........................      206
  Other.......................................        1           976
                                                 -------
LIABILITIES (-0.3%)
  Payable for Portfolio Shares Redeemed.......     (116)
  Investment Advisory Fees Payable............      (58)
  Shareholder Reporting Fees Payable..........      (39)
  Administrative Fees Payable.................      (25)
  Professional Fees Payable...................      (14)
  Custodian Fees Payable......................       (4)
  Other Liabilities...........................       (4)         (260)
                                                 -------     ---------
NET ASSETS (100%)........................................     $106,978
                                                             =========
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 106,981,581 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................    $    1.00
                                                             =========
NET ASSETS CONSIST OF:
Paid-in Capital..........................................     106,978
                                                             ---------
NET ASSETS...............................................    $106,978
                                                             =========


(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                                  YEAR ENDED
                                                                                           DECEMBER 31, 2000
                                                                                                       (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest
                                                                                                      $6,643
                                                                                                      -------
EXPENSES:
  Investment Advisory Fees                                                                               311
  Less: Fees Waived                                                                                      (123)
                                                                                                      -------
  Net Investment Advisory Fees                                                                           188
  Administrative Fees                                                                                    265
  Professional Fees                                                                                       48
  Shareholder Reporting                                                                                   47
  Custodian Fees                                                                                          13
  Directors' Fees and Expenses                                                                             3
  Other                                                                                                    6
                                                                                                      -------
    Net Expenses                                                                                         570
                                                                                                      -------
NET INVESTMENT INCOME                                                                                  6,073
                                                                                                      -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $6,073
                                                                                                      =======
-------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 PERIOD FROM
                                                                           YEAR ENDED    JANUARY 5, 1999* TO
                                                                    DECEMBER 31, 2000      DECEMBER 31, 1999
                                                                                 (000)                 (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
  Net Investment Income                                                     $  6,073                $ 3,880
                                                                            --------                 -------
DISTRIBUTIONS
  Net Investment Income                                                       (6,073)                (3,880)
                                                                            --------                 -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                  20,740                 91,220
  Distributions Reinvested                                                     6,073                  3,876
  Redeemed                                                                   (13,127)                (1,804)
                                                                            --------                 -------
  Net Increase in Net Assets Resulting from Capital Share Transactions        13,686                 93,292
                                                                            --------                 -------
  Total Increase in Net Assets                                                13,686                 93,292

NET ASSETS:
  Beginning of Period                                                         93,292                     --
                                                                            --------                 -------
  End of Period                                                             $106,978                $93,292
                                                                            ========                 =======
------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                         20,740                  91,220
    Shares Issued on Distributions Reinvested                                  6,073                   3,880
    Shares Redeemed                                                          (13,127)                 (1,804)
                                                                             -------                 -------
    Net Increase in Capital Shares Outstanding                                13,686                  93,296
                                                                            ========                 =======

------------------------------------------------------------------------------------------------------------

* Commencement of Operations

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                                         PERIOD FROM
                                                                      YEAR ENDED      JANUARY 5, 1999*
                                                                      DECEMBER 31,     TO DECEMBER 31,
                                                                         2000              1999
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 1.000            $ 1.000
                                                                          -------            -------

INCOME FROM INVESTMENT OPERATIONS

   Net Investment Income                                                    0.058             0.045
                                                                          -------            -------
DISTRIBUTIONS
   Net Investment Income                                                   (0.058)           (0.045)
                                                                          -------            -------
NET ASSET VALUE, END OF PERIOD                                             $1.000            $1.000
                                                                          =======            =======

TOTAL RETURN                                                                 6.01%             4.63%
                                                                          =======            =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                        $106,978           $93,292
Ratio of Expenses to Average Net Assets                                      0.55%             0.55%**
Ratio of Net Investment Income to Average Net Assets                         5.85%             4.60%**
-----------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                            $  0.001           $ 0.002
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                            0.67%             0.77%**
   Net Investment Income to Average Net Assets                               5.74%             4.38%**

------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

   The accompanying notes are an integral part of the financial statements.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

The Universal Institutional Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio as of December 31, 2000. The Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. Other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-dividend date.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. ADVISER: Morgan Stanley Asset Management ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                           FROM
                              FIRST        $500         MORE
                              $500      MILLION TO      THAN
PORTFOLIO                    MILLION    $1 BILLION   $1 BILLION
---------                   ---------  ------------ ------------
Money Market                  0.30%        0.25%        0.20%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2000

the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. -
Money Market Portfolio

We have audited the accompanying statement of net assets of the Money Market Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period from January 5, 1999 (commencement of operations) to December 31, 1999 were audited by other auditors whose report, dated February 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The Universal Institutional Funds, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

                    THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil, LLP

Graham E. Jones
Senior Vice President,
BGK Properties

John Levin
Chairman and Chief Executive Officer,
John A. Levin & Co., Inc.

Andrew McNally IV
Managing Director,
Hammond Kennedy Whitney

William G. Morton, Jr.
Chairman and Chief Executive Officer,
Boston Stock Exchange

Samuel T. Reeves
Chairman and Chief Executive Officer,
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw, Esq.
Attorney at Law

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020



OFFICERS
Harold J. Schaaff, Jr.
PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED
BY THE PROSPECTUS OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. WHICH DESCRIBES
IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, RISKS, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
MONEY. FOR ADDITIONAL INFORMATION INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO PLEASE VISIT OUR WEBSITE AT www.msdw.com/im.